UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22559
                                                    -----------

                      First Trust Exchange-Traded Fund IV
          -----------------------------------------------------------
               (Exact name of registrant as specified in charter)

               Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          -----------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          -----------------------------------------------------------
                    (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                      Date of fiscal year end: October 31
                                              -------------

                   Date of reporting period: October 31, 2015
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


FIRST TRUST

First Trust Exchange-Traded Fund IV
--------------------------------------------------------------------------------

First Trust North American
Energy Infrastructure Fund
(EMLP)


Annual Report
For the Year Ended
October 31, 2015


Energy Income Partners, LLC
---------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                OCTOBER 31, 2015

Shareholder Letter...........................................................  1
Fund Performance Overview....................................................  2
Portfolio Commentary.........................................................  4
Understanding Your Fund Expenses.............................................  6
Portfolio of Investments.....................................................  7
Statement of Assets and Liabilities..........................................  9
Statement of Operations...................................................... 10
Statements of Changes in Net Assets.......................................... 11
Financial Highlights......................................................... 12
Notes to Financial Statements................................................ 13
Report of Independent Registered Public Accounting Firm...................... 19
Additional Information....................................................... 20
Board of Trustees and Officers............................................... 25
Privacy Policy............................................................... 27

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Energy Income Partners, LLC ("EIP" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust North American Energy Infrastructure Fund; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2015

Dear Shareholders:

Thank you for your investment in First Trust North American Energy Infrastructure Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31, 2015, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

U.S. markets, fueled by accelerating growth and an accommodating Federal Reserve, enjoyed a prosperous year in 2014. However, most of 2015 has been volatile. Economic and global factors, such as the continued conflict in the Middle East, a sharp decline in oil prices and terrorism around the world, have impacted U.S. and global markets. Another factor that has weighed upon U.S. markets for most of the year is the fact that many economists had predicted that the Federal Reserve would begin to raise interest rates in 2015, which has still not happened.

As I have written previously, First Trust believes investors should maintain perspective about the markets and have realistic expectations about their investments. Markets will always go up and down, but we believe that having a long-term investment horizon and being invested in quality products can help you reach your goals.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value the relationship and will continue to focus on our disciplined investment approach and long-term perspective to help investors reach their financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

----------------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------------
                                                                    AVERAGE ANNUAL               CUMULATIVE
                                                                     TOTAL RETURNS              TOTAL RETURNS
                                              1 Year Ended        Inception (6/20/12)        Inception (6/20/12)
                                                10/31/15              to 10/31/15                to 10/31/15
FUND PERFORMANCE
NAV                                             -13.92%                  7.60%                     27.93%
Market Price                                    -13.83%                  7.65%                     28.14%

INDEX PERFORMANCE
Blended Benchmark(1)                            -16.29%                  5.62%                     20.19%
S&P 500(R) Index                                  5.20%                 15.98%                     64.66%
----------------------------------------------------------------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

-----------------------------

(1) The Blended Benchmark consists of the following two indices: 50% of the Philadelphia Stock Exchange Utility Index, which is a market capitalization weighted index composed of geographically diverse public U.S. utility stocks; and 50% of the Alerian MLP Total Return Index, which is a float-adjusted, capitalization-weighted composite of the 50 most prominent energy Master Limited Partnerships (MLPs). Indices are unmanaged and an investor cannot invest directly in an index. All index returns assume that distributions are reinvested when they are received.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

-----------------------------------------------------------
                                             % OF TOTAL
INDUSTRY CLASSIFICATION                     INVESTMENTS
-----------------------------------------------------------
Pipeline                                       49.84%
Electric Power                                 31.24
Natural Gas Utility                             9.07
Propane                                         3.76
Gathering & Processing                          2.90
Coal                                            1.91
Marine                                          0.22
Other                                           1.06
                                              --------
     Total                                    100.00%
                                              ========

-----------------------------------------------------------
                                             % OF TOTAL
TOP TEN HOLDINGS                            INVESTMENTS
-----------------------------------------------------------
Kinder Morgan, Inc.                             8.66%
Enbridge Energy Management, LLC                 8.29
TransCanada Corp.                               3.63
Enterprise Products Partners, L.P.              3.10
Public Service Enterprise Group, Inc.           2.95
NextEra Energy, Inc.                            2.66
Eversource Energy                               2.61
Plains All American Pipeline, L.P.              2.52
Spectra Energy Corp.                            2.42
Enbridge Income Fund Holdings, Inc.             2.42
                                              --------
     Total                                     39.26%
                                              ========

                         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                               JUNE 20, 2012 - OCTOBER 31, 2015

                 First Trust North American        Blended         S&P 500(R)
                 Energy Infrastructure Fund      Benchmark(1)        Index
6/20/12                   $10,000                  $10,000          $10,000
10/31/12                   10,690                   10,609           10,495
4/30/13                    12,380                   12,218           12,009
10/31/13                   12,138                   12,041           13,347
4/30/14                    13,343                   13,356           14,463
10/31/14                   14,861                   14,357           15,652
4/30/15                    15,005                   13,778           16,340
10/31/15                   12,793                   12,019           16,466

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period June 21, 2012 (commencement of trading) through October 31, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                                   NUMBER OF DAYS BID/ASK MIDPOINT              NUMBER OF DAYS BID/ASK MIDPOINT
                                             AT/ABOVE NAV                                  BELOW NAV
                               ----------------------------------------     ----------------------------------------
                               0.00%-     0.50%-     1.00%-                 0.00%-     0.50%-     1.00%-
FOR THE PERIOD                 0.49%      0.99%      1.99%      >=2.00%     0.49%      0.99%      1.99%      >=2.00%
6/21/12 - 10/31/12               78          4          0           0          9          0          0           0
11/1/12 - 10/31/13              226          2          0           0         24          0          0           0
11/1/13 - 10/31/14              231          0          0           0         21          0          0           0
11/1/14 - 10/31/15              158          0          0           0         93          0          0           0

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                 ANNUAL REPORT
                                OCTOBER 31, 2015


                                  SUB-ADVISOR

ENERGY INCOME PARTNERS, LLC

Energy Income Partners, LLC ("EIP" or the "Sub-Advisor"), Westport, CT, serves as the investment sub-advisor to the First Trust North American Energy Infrastructure Fund ("EMLP" or the "Fund"). EIP was founded in 2003 and provides professional asset management services in the area of energy-related master limited partnerships ("MLPs") and other high-payout securities such as pipeline companies, power utilities, Yield-Co's, and energy infrastructure real estate investment trusts ("REITs"). EIP mainly focuses on investments in energy-related infrastructure assets such as pipelines, petroleum storage and terminals and power transmission and distribution that receive fee-based or regulated income from their corporate and individual customers. As of October 31, 2015, EIP has approximately $4.9 billion of assets under management or supervision. Private funds advised by EIP include a partnership for U.S. high net worth individuals and a master-and-feeder fund for institutions. EIP also manages separately managed accounts and provides its model portfolio to unified managed accounts. Finally, in addition to the Fund, EIP serves as a sub-advisor to four closed-end management investment companies, to a sleeve of an actively managed exchange-traded fund and to a sleeve of a series of a variable insurance trust. EIP is an investment advisor registered with the Securities and Exchange Commission.

                           PORTFOLIO MANAGEMENT TEAM

            JAMES J. MURCHIE                           EVA PAO
            PORTFOLIO MANAGER                    CO-PORTFOLIO MANAGER
        FOUNDER AND CEO OF ENERGY                PRINCIPAL OF ENERGY
          INCOME PARTNERS, LLC                   INCOME PARTNERS, LLC


                                   COMMENTARY

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND

The investment objective of the Fund is to seek total return. The Fund pursues its objective by investing at least 80% of its net assets under normal market conditions (plus the amount of any borrowing for investment purposes) in equity securities of companies engaged in the energy infrastructure sector. These companies principally include publicly traded master limited partnerships and limited liability companies taxed as partnerships ("MLPs"), MLP affiliates, Canadian income equities, pipeline companies, utilities and other companies that derive at least 50% of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, "Energy Infrastructure Companies"). The Fund will be generally concentrated in Energy Infrastructure Companies. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of companies headquartered or incorporated in the United States and Canada. There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

As measured by the Alerian MLP Total Return Index ("MLP Index") and the Philadelphia Stock Exchange Utility Index ("UTY Index"), the total return for energy-related MLPs and utilities for the fiscal year ended October 31, 2015 was -30.08% and -1.74%, respectively. These figures are according to data collected from Alerian Capital Management and Bloomberg. As measured by the S&P 500(R) Index, the broader equity market over the same period was 5.20%. While share appreciation can be volatile in the short term, EIP believes that share appreciation will approximate growth in per share quarterly dividends and cash distributions over the long term. Over the last 10 years, growth in per share MLP distributions and utility dividends has averaged 4.9% and 3.8%, respectively. Over the reporting period, growth in per share cash distributions of MLPs and utilities was -9.4% and 4.5%, respectively (source: Alerian Capital Management and Bloomberg).

PERFORMANCE ANALYSIS

On a net asset value ("NAV") basis for the fiscal year ended October 31, 2015, the Fund provided a total return(1) of -13.92%, including the reinvestment of dividends. This compares, according to collected data, to a total return of -16.29%(2) for the compounded average of the two indices (-30.08% for the MLP Index and -1.74% for the UTY Index), and 5.20% for the S&P 500(R) Index.

-----------------------------

(1) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect a sales load. Past performance is not indicative of future results.

(2) The total return is the monthly rebalanced return for the MLP Index and UTY Index.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                 ANNUAL REPORT
                                OCTOBER 31, 2015

The Fund declared quarterly distributions during the fiscal year as follows:
$0.2338 per share in December 2014; $0.2013 per share in March 2015; $0.2317 per share in June 2015; and $0.2344 per share in September 2015.

The Fund's NAV total return of -13.92% outperformed the -16.29% average return of the MLP Index and UTY Index. Generally, the Fund's MLP positions outperformed their corresponding index (the MLP Index) and the Fund's non-MLP positions underperformed their corresponding index (the UTY Index). The MLP portion of the portfolio outperformed the MLP Index in part due to overweight positions in non-cyclical energy infrastructure MLPs. The price of crude oil was down approximately 42% from the beginning of the fiscal year, which continued to weigh on cyclical MLPs in the index in addition to sentiment across the entire energy sector. The non-MLP positions in the Fund underperformed the UTY Index partly due to overweight positions in MLP parents. This negative performance was partially offset by underweight positions in UTY Index members who underperformed the index. When comparing the Fund's performance versus the broader equity market, the Fund was impacted by negative sentiment across the entire energy sector, reversing the previous 12-month outperformance of the S&P 500(R) Index.

MARKET AND FUND OUTLOOK

From January 1, 2015 through October 31, 2015, the MLP asset class experienced nine initial public offerings ("IPOs") that raised $4.9 billion compared to sixteen IPOs that raised $5.9 billion over the same time period in 2014. Reduced activity can be attributed to weak MLP equity markets as many indexes were down sharply year-over-year. From January 1, 2015 through October 31, 2015, total MLP equity issuance was down 47% to $16.2 billion compared to $30.8 billion over the same time period in 2014. Total MLP debt transactions were up 11% to $36.1 billion from January 1, 2015 through October 31, 2015, which compares to $32.4 billion over the same time period in 2014 (Barclays MLP Weekly).

Year-to-date, the combination of equity and debt raised approximately $52.2 billion, which represents about 13.8% of the roughly $378 billion of MLP market capitalization. Since MLPs pay out virtually all their free cash flow each quarter, this capital raising is, for the most part, a reflection of the capital investment and acquisition activity in the asset class.

For the first three quarters of 2015, capital spending for utilities continued to increase. Capital expenditures for the 20 companies that comprise the UTY Index were $66 billion. Annualizing this number would result in an estimate of about $88 billion for the year. This compares to $81 billion in 2013 and about $86 billion in 2014. EIP believes this growth in expenditures is in response to needs such as reliability, interconnection, modernization and growing demand. These capital investments are supported, in part, by federal and state regulations that allow companies to recoup investments made in their rate structure.

The Fund continues to seek to invest in energy infrastructure securities with mostly non-cyclical cash flows, investment-grade ratings, conservative balance sheets, modest and/or flexible organic growth commitments and liquidity on their revolving lines of credit. The Fund invests in securities that tend to have high dividend payout ratios (as measured versus earnings); therefore, in EIP's opinion, securities with unpredictable cyclical cash flows make a poor fit. While there are some businesses within the Fund's portfolio with cyclical cash flows, they are usually small and analyzed in the context of each company's financial and operating leverage and payout ratio.

--------------------------------------------------------------------------------
FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
--------------------------------------------------------------------------------

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2015 (UNAUDITED)

As a shareholder of First Trust North American Energy Infrastructure Fund (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2015.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-----------------------------------------------------------------------------------------------------------------------
                                                                                          ANNUALIZED
                                                                                         EXPENSE RATIO    EXPENSES PAID
                                                     BEGINNING            ENDING         BASED ON THE      DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE        SIX-MONTH        SIX-MONTH
                                                    MAY 1, 2015      OCTOBER 31, 2015       PERIOD         PERIOD (a)
-----------------------------------------------------------------------------------------------------------------------
FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
Actual                                               $1,000.00          $  852.60            0.95%            $4.44
Hypothetical (5% return before expenses)             $1,000.00          $1,020.42            0.95%            $4.84

(a) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (May 1, 2015 through October 31, 2015), multiplied by 184/365 (to reflect the one-half-year period).

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2015


SHARES      DESCRIPTION                            VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 71.5%
            ELECTRIC UTILITIES -- 14.0%
   324,509  American Electric Power Co., Inc. $  18,383,435
   130,733  Duke Energy Corp.                     9,343,487
   136,710  Emera, Inc. (CAD)                     4,478,936
   476,939  Eversource Energy                    24,295,273
   398,584  Exelon Corp.                         11,128,465
   358,038  Fortis, Inc. (CAD)                   10,363,825
    99,494  IDACORP, Inc.                         6,651,174
   428,287  ITC Holdings Corp.                   14,013,551
   241,027  NextEra Energy, Inc.                 24,743,832
   225,257  Southern (The) Co.                   10,159,091
                                              -------------
                                                133,561,069
                                              -------------
            GAS UTILITIES -- 7.5%
   163,706  Atmos Energy Corp.                   10,313,478
   118,476  Chesapeake Utilities Corp.            6,185,632
   344,260  New Jersey Resources Corp.           10,906,157
   227,895  ONE Gas, Inc.                        11,130,392
   199,575  Piedmont Natural Gas Co., Inc.       11,437,643
     2,097  South Jersey Industries, Inc.            55,591
   569,322  UGI Corp.                            20,877,038
                                              -------------
                                                 70,905,931
                                              -------------
            INDEPENDENT POWER AND
               RENEWABLE ELECTRICITY
               PRODUCERS -- 0.0%
       132  Pattern Energy Group, Inc.                3,087
                                              -------------
            MULTI-UTILITIES -- 18.0%
    86,660  Alliant Energy Corp.                  5,114,673
   328,010  ATCO Ltd., Class I (CAD)              9,369,206
   431,110  Canadian Utilities Ltd., Class A
               (CAD)                             11,341,530
   491,057  CMS Energy Corp.                     17,712,426
   279,031  Dominion Resources, Inc.             19,931,184
   220,154  National Grid PLC, ADR               15,763,026
   751,548  NiSource, Inc.                       14,399,660
   663,416  Public Service Enterprise Group,
               Inc.                              27,392,447
   139,204  SCANA Corp.                           8,243,661
   207,171  Sempra Energy                        21,216,382
   408,608  WEC Energy Group, Inc.               21,067,828
                                              -------------
                                                171,552,023
                                              -------------
            OIL, GAS & CONSUMABLE FUELS
               -- 31.4%
    39,755  Columbia Pipeline Group, Inc.           825,711
 2,836,984  Enbridge Energy Management,
               LLC (a)                           77,080,855
   914,487  Enbridge Income Fund Holdings,
               Inc. (CAD)                        22,477,525
   239,308  Enbridge, Inc.                       10,216,059
   709,375  Inter Pipeline Ltd. (CAD)            13,291,288
   322,645  Keyera Corp. (CAD)                    9,956,199
 2,945,556  Kinder Morgan, Inc.                  80,560,957
   273,421  ONEOK, Inc.                           9,274,440
   125,242  Pembina Pipeline Corp. (CAD)          3,148,290
   787,004  Spectra Energy Corp.                 22,484,704
 1,004,701  TransCanada Corp.                    33,747,907


SHARES/
UNITS       DESCRIPTION                            VALUE
-----------------------------------------------------------
            OIL, GAS & CONSUMABLE FUELS
               (CONTINUED)
   415,268  Williams (The) Cos., Inc.         $  16,378,170
                                              -------------
                                                299,442,105
                                              -------------
            REAL ESTATE INVESTMENT
               TRUSTS -- 0.6%
   379,095  CorEnergy Infrastructure Trust,
               Inc.                               1,937,176
   172,816  InfraREIT, Inc.                       4,126,846
                                              -------------
                                                  6,064,022
                                              -------------
            TOTAL COMMON STOCKS -- 71.5%        681,528,237
            (Cost $729,810,314)               -------------

            MASTER LIMITED
               PARTNERSHIPS -- 26.1%
            CHEMICALS -- 0.1%
    51,197  Westlake Chemical Partners, L.P.        925,130
                                              -------------
            GAS UTILITIES -- 1.5%
   330,640  AmeriGas Partners, L.P.              14,098,489
                                              -------------
            INDEPENDENT POWER AND
               RENEWABLE ELECTRICITY
               PRODUCERS -- 1.6%
   593,220  NextEra Energy Partners, L.P.        15,577,957
                                              -------------
            OIL, GAS & CONSUMABLE
               FUELS -- 22.9%
   135,546  Alliance Holdings GP, L.P.            3,966,076
   611,455  Alliance Resource Partners, L.P.     13,109,595
   325,169  Columbia Pipeline Partners, L.P.      4,402,788
   153,906  Enbridge Energy Partners, L.P.        4,300,134
   354,086  Energy Transfer Equity, L.P.          7,630,553
   315,876  Energy Transfer Partners, L.P.       13,949,084
 1,042,578  Enterprise Products Partners, L.P.   28,806,430
   148,690  EQT Midstream Partners, L.P.         11,009,008
   129,660  Hoegh LNG Partners, L.P.              2,077,153
   278,683  Holly Energy Partners, L.P.           9,544,893
   137,737  Magellan Midstream Partners, L.P.     8,788,998
   432,924  Natural Resource Partners, L.P.         718,654
   412,491  NGL Energy Partners, L.P.             7,639,333
   737,203  Plains All American Pipeline, L.P.   23,384,079
   331,654  Spectra Energy Partners, L.P.        14,307,554
   205,094  Tallgrass Energy Partners, L.P.       8,884,672
   644,401  Targa Resources Partners, L.P.       19,332,030
   273,421  TC PipeLines, L.P.                   14,124,929
   275,136  TransMontaigne Partners, L.P.         8,721,811
   381,751  Williams Partners, L.P.              12,903,184
                                              -------------
                                                217,600,958
                                              -------------
            TOTAL MASTER LIMITED
               PARTNERSHIPS -- 26.1%            248,202,534
            (Cost $291,238,503)               -------------

            TOTAL INVESTMENTS -- 97.6%          929,730,771
            (Cost $1,021,048,817) (b)

            NET OTHER ASSETS AND
               LIABILITIES -- 2.4%               22,878,141
                                              -------------
            NET ASSETS -- 100.0%              $ 952,608,912
                                              =============


                        See Notes to Financial Statements                 Page 7

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

OCTOBER 31, 2015


(a) Non-income producing security which makes payment-in-kind ("PIK") distributions. For the year ended October 31, 2015, the Fund received 156,716 PIK shares of Enbridge Energy Management, LLC.

(b) Aggregate cost for federal income tax purposes is $1,024,257,278. As of October 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $32,176,709 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $126,703,216.

ADR   American Depositary Receipt

CAD Canadian Dollar - Security is denominated in Canadian Dollars and is translated into U.S. Dollars based upon the current exchange rate.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1        LEVEL 2       LEVEL 3
--------------------------------------------------------------
Common Stocks*       $  681,528,237   $       --   $        --
Master Limited
   Partnerships*        248,202,534           --            --
                     -----------------------------------------
Total Investments    $  929,730,771   $       --   $        --
                     =========================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2015.


Page 8                  See Notes to Financial Statements

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2015

ASSETS:
Investments, at value..................................................     $    929,730,771
Cash...................................................................           17,058,643
Receivables:
   Capital shares sold.................................................           13,822,874
   Dividends...........................................................            4,829,239
   Investment securities sold..........................................            1,575,632
                                                                            ----------------
      Total Assets.....................................................          967,017,159
                                                                            ----------------
LIABILITIES:
Due to custodian foreign currency......................................                1,257
Payables:
   Investment securities purchased.....................................           13,656,967
   Investment advisory fees............................................              750,023
                                                                            ----------------
      Total Liabilities................................................           14,408,247
                                                                            ----------------
NET ASSETS.............................................................     $    952,608,912
                                                                            ================
NET ASSETS CONSIST OF:
Paid-in capital........................................................     $  1,067,652,288
Par value..............................................................              413,550
Accumulated net investment income (loss)...............................            3,616,845
Accumulated net realized gain (loss) on investments and foreign
   currency transactions...............................................          (27,756,157)
Net unrealized appreciation (depreciation) on investments and
   foreign currency translation........................................          (91,317,614)
                                                                            ----------------
NET ASSETS.............................................................     $    952,608,912
                                                                            ================
NET ASSET VALUE, per share.............................................     $          23.03
                                                                            ================
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)..............................           41,355,000
                                                                            ================
Investments, at cost...................................................     $  1,021,048,817
                                                                            ================
Foreign currency, at cost (proceeds)...................................     $         (1,257)
                                                                            ================


                        See Notes to Financial Statements                 Page 9

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2015

INVESTMENT INCOME:
Dividends..............................................................     $     26,466,400
Foreign tax withholding................................................             (920,857)
                                                                            ----------------
   Total investment income.............................................           25,545,543
                                                                            ----------------
EXPENSES:
Investment advisory fees...............................................           10,016,695
                                                                            ----------------
   Total expenses......................................................           10,016,695
                                                                            ----------------
NET INVESTMENT INCOME (LOSS)...........................................           15,528,848
                                                                            ----------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.........................................................          (33,833,592)
   In-kind redemptions.................................................           56,426,281
   Foreign currency transactions.......................................              (79,838)
                                                                            ----------------
Net realized gain (loss)...............................................           22,512,851
                                                                            ----------------
Net change in unrealized appreciation (depreciation) on:
   Investments.........................................................         (204,122,839)
   Foreign currency translation........................................                1,592
                                                                            ----------------
Net change in unrealized appreciation (depreciation)...................         (204,121,247)
                                                                            ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................         (181,608,396)
                                                                            ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................     $   (166,079,548)
                                                                            ================


Page 10                 See Notes to Financial Statements

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 FOR THE               FOR THE
                                                                                YEAR ENDED            YEAR ENDED
                                                                                10/31/2015            10/31/2014
                                                                              --------------        --------------
OPERATIONS:
   Net investment income (loss)........................................        $ 15,528,848          $  7,006,258
   Net realized gain (loss)............................................          22,512,851            31,224,820
   Net change in unrealized appreciation (depreciation)................        (204,121,247)           93,263,722
                                                                               ------------          ------------
   Net increase (decrease) in net assets resulting from operations.....        (166,079,548)          131,494,800
                                                                               ------------          ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income...............................................         (36,418,951)          (20,880,372)
                                                                               ------------          ------------
SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold...........................................         543,756,857           552,330,700
   Cost of shares redeemed.............................................        (335,596,477)         (149,097,460)
                                                                               ------------          ------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions....................................         208,160,380           403,233,240
                                                                               ------------          ------------
   Total increase (decrease) in net assets.............................           5,661,881           513,847,668

NET ASSETS:
   Beginning of period.................................................         946,947,031           433,099,363
                                                                               ------------          ------------
   End of period.......................................................        $952,608,912          $946,947,031
                                                                               ============          ============
   Accumulated net investment income (loss) at end of period...........        $  3,616,845          $  2,131,525
                                                                               ============          ============
CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period.............................          34,155,000            18,505,000
   Shares sold.........................................................          20,200,000            21,250,000
   Shares redeemed.....................................................         (13,000,000)           (5,600,000)
                                                                               ------------          ------------
   Shares outstanding, end of period...................................          41,355,000            34,155,000
                                                                               ============          ============


                        See Notes to Financial Statements                Page 11

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                 FOR THE PERIOD
                                                           YEAR ENDED OCTOBER 31,                6/20/2012 (a)
                                              ------------------------------------------------      THROUGH
                                                   2015             2014             2013          10/31/2012
                                              --------------   --------------   --------------   --------------

Net asset value, beginning of period             $  27.72         $  23.40         $  21.26         $  19.99
                                                 --------         --------         --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.39             0.45             0.39             0.05
Net realized and unrealized gain (loss)             (4.18)            4.71             2.46             1.33
                                                 --------         --------         --------         --------
Total from investment operations                    (3.79)            5.16             2.85             1.38
                                                 --------         --------         --------         --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.90)           (0.84)           (0.71)           (0.05)
Return of capital                                      --               --               --            (0.06)
                                                 --------         --------         --------         --------
Total distributions                                 (0.90)           (0.84)           (0.71)           (0.11)
                                                 --------         --------         --------         --------
Net asset value, end of period                   $  23.03         $  27.72         $  23.40         $  21.26
                                                 ========         ========         ========         ========
TOTAL RETURN (b)                                   (13.92)%          22.44%           13.54%            6.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $952,609         $946,947         $433,099         $101,109
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.95%            0.95%            0.95%            0.95% (c)
Ratio of net investment income (loss) to average
   net assets                                        1.47%            1.11%            1.28%            0.89% (c)
Portfolio turnover rate (d)                            34%               7%              22%               3%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established. First Trust Portfolios L.P. seeded the First Trust North American Energy Infrastructure Fund on June 1, 2012 in order to provide initial capital required by SEC rules.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 12                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                OCTOBER 31, 2015

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of six funds that are offering shares. This report covers the First Trust North American Energy Infrastructure Fund (the "Fund"), which trades under the ticker "EMLP" on the NYSE Arca, Inc. ("NYSE Arca"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities in which the Fund invests or for cash or, in certain circumstances, a combination of both. Except when aggregated in Creation Units, the Fund's shares are not redeemable securities.

The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek total return. The Fund invests in energy infrastructure companies which principally include publicly-traded master limited partnerships and limited liability companies taxed as partnerships ("MLPs"), MLP affiliates, Canadian Income Equities, pipeline companies, utilities, and other companies that derive at least 50% of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, "Energy Infrastructure Companies").

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of the market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks, MLPs and other equity securities listed on any national or foreign exchange (excluding The NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                OCTOBER 31, 2015

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;
      2)    the size of the holding;
      3)    the initial cost of the security;
      4)    transactions in comparable securities;
      5)    price quotes from dealers and/or pricing services;
      6)    relationships among various securities;
      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
      8)    an analysis of the issuer's financial statements; and
      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;
      2)    ADR trading of similar securities;
      3)    closed-end fund trading of similar securities;
      4)    foreign currency exchange activity;
      5) the trading prices of financial products that are tied to baskets of foreign securities;
      6)    factors relating to the event that precipitated the pricing problem;
      7)    whether the event is likely to recur; and
      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Because foreign markets may be open on different days than the days during which investors may transact in the shares of the Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                OCTOBER 31, 2015

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2015, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded. For the fiscal year ended October 31, 2015, distributions of $16,035,463 received from MLPs have been reclassified as return of capital.

C. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statement of Operations.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of the Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by the Fund, if any, are distributed at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal years ended October 31, 2015 and 2014 was as follows:

Distributions paid from:                               2015            2014
Ordinary income.................................   $  36,418,951   $  20,880,372
Capital gain....................................              --              --
Return of capital...............................              --              --

As of October 31, 2015, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income...................   $          --
Accumulated capital and other gain (loss).......     (20,930,851)
Net unrealized appreciation (depreciation)......     (94,526,075)

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                OCTOBER 31, 2015

E. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2015, the Fund had non-expiring capital loss carryforwards available for federal income tax purposes of $20,930,851.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2015, the Fund had no net ordinary losses.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2012, 2013, 2014 and 2015 remain open to federal and state audit. As of October 31, 2015, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2015, the adjustments for the Fund were as follows:

                                    ACCUMULATED
                ACCUMULATED         NET REALIZED
               NET INVESTMENT       GAIN (LOSS)           PAID-IN
               INCOME (LOSS)       ON INVESTMENTS         CAPITAL
               --------------      --------------      --------------
               $   22,375,423      $  (48,123,280)     $   25,747,857

F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

The Fund and First Trust have retained Energy Income Partners, LLC ("EIP" or the "Sub-Advisor"), an affiliate of First Trust, to serve as its investment sub-advisor. In this capacity, EIP is responsible for the selection and on-going monitoring of the securities in the Fund's investment portfolio. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust will supervise EIP and its management of the investment of the Fund's assets and will pay EIP for its services as the Fund's sub-advisor. First Trust will also be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. EIP receives a sub-advisory fee from First Trust equal to 45% of any remaining monthly investment management fee paid to First Trust after the average Fund expenses accrued during the most recent twelve months are subtracted from the investment management fee in a given month.


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                OCTOBER 31, 2015

First Trust Capital Partners, LLC ("FTCP"), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and EIP Partners, LLC, an affiliate of EIP. In addition, on March 27, 2014, FTCP, through a wholly-owned subsidiary, purchased a preferred interest in EIP. The preferred interest was non-voting and did not share in the profits or losses of EIP. EIP redeemed all of the preferred shares in March 2015.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended October 31, 2015, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $352,051,419 and $360,056,321, respectively.

For the fiscal year ended October 31, 2015, the cost of in-kind purchases and proceeds from in-kind sales were $522,700,215 and $329,386,757, respectively.

                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Purchasers of Creation Units must pay to BNYM, as transfer agent, a creation fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                OCTOBER 31, 2015

transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2017.

                               7. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                8. ADOPTION OF NON-FUNDAMENTAL INVESTMENT POLICY

On March 27, 2015, the Board of Trustees of the Trust approved the adoption of a non-fundamental investment policy regarding the Fund's ability to invest in other investment companies (the "Policy"). Pursuant to the Policy, beginning on June 7, 2015, the Fund no longer relies on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act to invest in other investment companies.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

On November 4, 2015, First Trust SSI Strategic Convertible Securities ETF, an additional series of the Trust, began trading under the symbol "FCVT" on NASDAQ.

On November 12, 2015, First Trust Heitman Global Prime Real Estate ETF, an additional series of the Trust, began trading under the symbol "PRME" on the NYSE Arca.

At a meeting on December 7, 2015, the Board accepted Mr. Bradley's resignation from his position as the President and Chief Executive Officer of the Trust, effective December 31, 2015. At the same meeting, the Board elected Mr. Dykas to serve as the President and Chief Executive Officer and Mr. Donald Swade, formerly an Assistant Treasurer of the Trust, to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Trust.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND:

We have audited the accompanying statement of assets and liabilities of First Trust North American Energy Infrastructure Fund (the "Fund"), a series of the First Trust Exchange-Traded Fund IV, including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015 by correspondence with the Fund's custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust North American Energy Infrastructure Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 21, 2015

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                          OCTOBER 31, 2015 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of the Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended October 31, 2015, the following percentages of income dividend paid by the Fund qualified for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:


          Dividends Received Deduction        Qualified Dividend Income
          ----------------------------        -------------------------
                     51.88%                            72.22%


                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD THE FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUND, PLEASE SEE THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND IV.

The following summarizes some of the risks that should be considered for the Fund.

CONCENTRATION RISK. A fund concentrated in a single industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or sectors. Compared to the broad market, an individual industry or sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes.

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of the capital rises and borrowing costs increase.

SMALLER COMPANIES RISK. The Fund invests in small and/or mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                          OCTOBER 31, 2015 (UNAUDITED)

MARKET RISK. Market risk is the risk that a particular security owned by the Fund, Shares of the Fund or securities in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

NON-DIVERSIFICATION RISK. Because the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issues.

ENERGY INFRASTRUCTURE COMPANIES RISK. The Fund invests in Energy Infrastructure Companies and is subject to certain risks inherent in investing in these types of securities. Energy Infrastructure Companies may be directly affected by energy commodity prices, especially those Energy Infrastructure Companies which own the underlying energy commodity. A decrease in the production or availability of natural gas, natural gas liquids ("NGLs"), crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of Energy Infrastructure Companies. Energy Infrastructure Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Infrastructure Companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact Energy Infrastructure Companies.

Certain Energy Infrastructure Companies are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for these companies. Such issuers have been experiencing certain of these problems to varying degrees.

MLP RISK. An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. In addition, there is the risk that a MLP could be, contrary to its intention, taxed as a corporation, resulting in decreased returns from such MLP.

GEOGRAPHIC RISK. The Fund invests primarily in securities of companies headquartered or incorporated in the United States and Canada. An investment in a particular geographic region may be particularly susceptible to changes in the political, diplomatic and economic conditions of that region or any new regulatory requirements of the region. Accordingly, an investment in the Fund may be more volatile than an investment diversified across several geographic regions.

NON-U.S. SECURITIES. The Fund invests in securities of non-U.S. issuers, including non-U.S. dollar-denominated securities traded in Canada or other foreign countries and U.S. dollar-denominated securities of non-U.S. issuers traded in the United States. Such securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

CURRENCY RISK. Because the Fund's NAV is determined on the basis of U.S. dollars and the Fund invests in foreign securities, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up.

INTEREST RATE RISK. Rising interest rates could adversely impact the financial performance of MLPs, MLP-related entities and energy companies. Rising interest rates may increase an MLP's, MLP-related entity's or energy company's cost of capital, which would increase operating costs and may reduce an MLP's, MLP-related entity's or energy company's ability to execute acquisitions or expansion projects in a cost-effective manner. Rising interest rates may also impact the price of MLP units, MLP-related entity securities and energy company shares as the yields on alternative investments increase.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                          OCTOBER 31, 2015 (UNAUDITED)

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, Energy Income Partners will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objective.

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of the First Trust Exchange-Traded Fund IV (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") with First Trust Advisors L.P. (the "Advisor" or "First Trust") on behalf of First Trust North American Energy Infrastructure Fund (the "Fund") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Trust on behalf of the Fund, the Advisor and Energy Income Partners, LLC (the "Sub-Advisor"). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2016 at a meeting held on June 16, 2015. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for the Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on March 8-9, 2015, April 20, 2015 and June 16, 2015, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee for the Fund as compared to fees charged to a peer group of funds (most of which were exchange-traded funds or "ETFs") compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor with similar investment objectives and to other ETFs managed by the Advisor; the sub-advisory fee for the Fund as compared to fees charged to other clients of the Sub-Advisor with similar investment objectives; expenses of the Fund compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"), and the Sub-Advisor; and a summary of the Advisor's and the Sub-Advisor's compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on March 8-9, 2015, and additional materials at a special meeting held on April 20, 2015, at each of which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and those were considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 16, 2015 meeting, as well as at the meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund, knowing that the Sub-Advisor serves as such and knowing the Fund's unitary fee.

In reviewing the Agreements for the Fund, the Board considered the nature, extent and quality of services provided under the Agreements. The Board considered that, unlike most ETFs to which First Trust currently provides management services, the Fund is not designed to track the performance of an index and an advisor/sub-advisor management structure is employed. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor. The Board considered the compliance program that had been developed by the Advisor and the procedures in place to monitor the Fund's investment program, noting that it includes a robust program for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objective and policies. The Board considered the significant asset growth of the First Trust Fund Complex (particularly in ETFs) and the Advisor's concomitant investment in infrastructure and personnel dedicated to the First Trust funds. With respect to the Sub-Advisory Agreement, the Board noted the background and experience of the Sub-Advisor's portfolio management team. At the June 16, 2015 meeting, the Board received a presentation from representatives of the Sub-Advisor, including the portfolio managers, discussing the services the Sub-Advisor provides to the Fund and how the Sub-Advisor manages the Fund's investments. The Board noted its familiarity with the Sub-Advisor is also due to its oversight of six other funds in the


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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                          OCTOBER 31, 2015 (UNAUDITED)

First Trust Fund Complex all or a portion of which are sub-advised by the Sub-Advisor. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Trust and the Fund by the Advisor under the Advisory Agreement and by the Sub-Advisor under the Sub-Advisory Agreement have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with the Fund's investment objective and policies.

The Board considered the unitary fee payable by the Fund under the Advisory Agreement, noting that the Fund pays the Advisor a fee equal to an annual rate of 0.95% of its average daily net assets and that the Advisor is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and sub-advisory fees, but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board noted that the Advisor pays the Sub-Advisor 45% of the Fund's unitary fee after the Fund's expenses (excluding the sub-advisory fee) are paid from the unitary fee. The Board also reviewed data prepared by MPI showing the Fund's unitary fee as compared to the advisory fees and expense ratios of the peer funds in the MPI Peer Group and determined that, because the Fund charges a unitary fee, expense ratios were the most relevant data point. Based on the information provided, the Board noted that the unitary fee for the Fund was above the median total (net) expense ratio of the peer funds in the MPI Peer Group. The Independent Trustees discussed with representatives of the Advisor and independent counsel limitations in creating peer groups for actively-managed ETFs and different business models that affect the pricing of services among ETF sponsors. The Board noted that the MPI Peer Group for the Fund consists only of index-based ETFs and three exchange-traded notes, and that only one peer fund was sub-advised. The Board took these limitations and differences into account in considering the MPI data. The Board also compared the unitary fee for the Fund to the total expense ratios (after fee waivers and/or expense reimbursements, if any) of other First Trust ETFs, including First Trust ETFs that pay a unitary fee. The Board also considered information provided by the Sub-Advisor as to the fees it charges for investment advisory services provided to clients with similar investments.

The Board considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board reviewed data prepared by MPI comparing the Fund's performance to its MPI Peer Group and to a broad-based benchmark index and a blended benchmark index. The Board noted that the Fund's performance for the one-year and since-inception (June 20, 2014) periods ended December 31, 2014 significantly exceeded the MPI Peer Group average, as well as the blended benchmark.

On the basis of all the information provided on the Fund's unitary fee and performance of the Fund, the Board concluded that the unitary fee for the Fund was reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor to the Fund under the Advisory Agreement.

The Board noted that the Advisor has made and continues to make significant investments in personnel and infrastructure and considered whether the fee level reflects any economies of scale for the benefit of shareholders. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to the Fund for the period ended December 31, 2014, as well as product-line profitability data for the same period, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the pre-tax profits estimated to have been realized by the Advisor in connection with the management of the Fund were not unreasonable. The Board noted that the Sub-Advisor provided estimated profitability data, but determined that the Advisor's profitability data was more relevant, although the estimated profitability of the Sub-Advisory Agreement appeared to be not unreasonable in light of the services provided to the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, in the absence of the Fund, may have had no dealings with the Advisor or FTP. The Board considered that the Sub-Advisor also identified fall-out benefits from managing the Fund, including soft dollar benefits. The Board also considered the ownership interest of an affiliate of the Advisor in the Sub-Advisor and the potential fall-out benefits to the Advisor and the Sub-Advisor from such ownership interest.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Trust and the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                          OCTOBER 31, 2015 (UNAUDITED)

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of the First Trust Exchange-Traded Funds it manages (the "Funds") in the United Kingdom in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the "Directive"). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2014, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $32,091,721. This figure is comprised of $2,739,160 paid (or to be paid) in fixed compensation and $29,352,561 paid (or to be paid) in variable compensation. There were a total of 402 beneficiaries of the remuneration described above. Those amounts include $3,298,925 paid (or to be paid) to senior management of First Trust Advisors L.P. and $1,011,708 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, "Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;

      ii. to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and

      iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                          OCTOBER 31, 2015 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                                 NUMBER OF             OTHER
                                                                                               PORTFOLIOS IN      TRUSTEESHIPS OR
                                 TERM OF OFFICE                                               THE FIRST TRUST      DIRECTORSHIPS
       NAME, ADDRESS,            AND YEAR FIRST                                                FUND COMPLEX       HELD BY TRUSTEE
      DATE OF BIRTH AND            ELECTED OR                PRINCIPAL OCCUPATIONS              OVERSEEN BY         DURING PAST
   POSITION WITH THE TRUST          APPOINTED                 DURING PAST 5 YEARS                 TRUSTEE             5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term   Physician; President, Wheaton                   117         None
c/o First Trust Advisors L.P.                       Orthopedics; Limited Partner, Gundersen
120 East Liberty Drive,         o Since Inception   Real Estate Limited Partnership;
  Suite 400                                         Member, Sportsmed LLC
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee       o Indefinite Term   President (March 2010 to Present),              117         Director of ADM
c/o First Trust Advisors L.P.                       Senior Vice President and Chief                             Investor Services,
120 East Liberty Drive,         o Since Inception   Financial Officer (May 2007 to  March                       Inc., ADM
  Suite 400                                         2010), ADM Investor Services,                               Investor Services
Wheaton, IL 60187                                   Inc.(Futures Commission Merchant)                           International,
D.O.B.: 11/57                                                                                                   and Futures
                                                                                                                Industry Association

Robert F. Keith, Trustee        o Indefinite Term   President (2003 to Present), Hibs               117         Director of
c/o First Trust Advisors L.P.                       Enterprises (Financial and Management                       Trust Company
120 East Liberty Drive,         o Since Inception   Consulting)                                                 of Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee        o Indefinite Term   Managing Director and Chief Operating           117         Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present),                          Covenant
120 East Liberty Drive,         o Since Inception   Pelita Harapan Educational Foundation                       Transport, Inc.
  Suite 400                                         (Educational Products and Services);                        (May 2003 to
Wheaton, IL 60187                                   President and Chief Executive Officer                       May 2014)
D.O.B.: 03/54                                       (June 2012 to September 2014), Servant
                                                    Interactive LLC (Educational Products
                                                    and Services);President and Chief
                                                    Executive Officer (June 2012 to
                                                    September 2014), Dew Learning LLC
                                                    (Educational Products and Services);
                                                    President (June 2002 to June 2012),
                                                    Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,     o Indefinite Term   Chief Executive Officer (December 2010          117         None
Chairman of the Board                               to Present), President (until December
120 East Liberty Drive,         o Since Inception   2010), First Trust Advisors
  Suite 400                                         L.P. and First Trust Portfolios L.P.;
Wheaton, IL 60187                                   Chairman of the Board of Directors,
D.O.B.: 09/55                                       BondWave LLC (Software Development
                                                    Company/ Investment Advisor) and
                                                    Stonebridge Advisors LLC (Investment
                                                    Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                          OCTOBER 31, 2015 (UNAUDITED)

                                   POSITION AND            TERM OF OFFICE
        NAME, ADDRESS                 OFFICES               AND LENGTH OF                       PRINCIPAL OCCUPATIONS
      AND DATE OF BIRTH             WITH TRUST                 SERVICE                           DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley                 President and Chief       o Indefinite Term       Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,           Executive Officer                                 and Chief Financial Officer, First Trust Advisors
  Suite 400                                               o Since Inception       L.P. and First Trust Portfolios L.P.; Chief
Wheaton, IL 60187                                                                 Financial Officer, BondWave LLC (Software
D.O.B.: 11/57                                                                     Development Company/Investment Advisor) and
                                                                                  Stonebridge Advisors LLC (Investment Advisor)


James M. Dykas                  Treasurer, Chief          o Indefinite Term       Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,           Financial Officer                                 President (April 2007 to Present), First Trust
  Suite 400                     and Chief                 o Since Inception       Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187               Accounting Officer
D.O.B.: 01/66


W. Scott Jardine                Secretary and Chief       o Indefinite Term       General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,           Legal Officer                                     First Trust Portfolios L.P.; Secretary and General
  Suite 400                                               o Since Inception       Counsel, BondWave LLC (Software Development
Wheaton, IL 60187                                                                 Company/ Investment Advisor); Secretary of
D.O.B.: 05/60                                                                     Stonebridge Advisors LLC (Investment Advisor)


Daniel J. Lindquist             Vice President            o Indefinite Term       Managing Director(July 2012 to Present), Senior
120 E. Liberty Drive,                                                             Vice President (September 2005 to July 2012),
  Suite 400                                               o Since Inception       First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                                 Portfolios L.P.
D.O.B.: 02/70


Kristi A. Maher                 Chief Compliance          o Indefinite Term       Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,           Officer and                                       and First Trust Portfolios L.P.
  Suite 400                     Assistant Secretary       o Since Inception
Wheaton, IL 60187
D.O.B.: 12/66


Roger F. Testin                 Vice President            o Indefinite Term       Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                             and First Trust Portfolios L.P.
  Suite 400                                               o Since Inception
Wheaton, IL 60187
D.O.B.: 06/66


Stan Ueland                     Vice President            o Indefinite Term       Senior Vice President(September 2012 to Present),
120 E. Liberty Drive,                                                             Vice President (August 2005 to September 2012),
  Suite 400                                               o Since Inception       First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                                 Portfolios L.P.
D.O.B.: 11/70

-----------------------------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                          OCTOBER 31, 2015 (UNAUDITED)

PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") value our relationship with you and consider your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis, to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to WWW.FTPORTFOLIOS.COM, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

                      This page intentionally left blank.

FIRST TRUST


First Trust Exchange-Traded Fund IV


INVESTMENT ADVISOR

First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR

Energy Income Partners, LLC
49 Riverside Avenue
Westport, CT 06880

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT

The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund IV
--------------------------------------------------------------------------------

First Trust Senior Loan Fund (FTSL)

Annual Report
For the Year Ended
October 31, 2015

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                 ANNUAL REPORT
                                OCTOBER 31, 2015

Shareholder Letter...........................................................  1
Fund Performance Overview....................................................  2
Portfolio Commentary.........................................................  5
Understanding Your Fund Expenses.............................................  8
Portfolio of Investments.....................................................  9
Statement of Assets and Liabilities.......................................... 21
Statement of Operations...................................................... 22
Statements of Changes in Net Assets.......................................... 23
Financial Highlights......................................................... 24
Notes to Financial Statements................................................ 25
Report of Independent Registered Public Accounting Firm...................... 32
Additional Information....................................................... 33
Board of Trustees and Officers............................................... 38
Privacy Policy............................................................... 40

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Senior Loan Fund; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2015

Dear Shareholders:

Thank you for your investment in First Trust Senior Loan Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31, 2015, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

U.S. markets, fueled by accelerating growth and an accommodating Federal Reserve, enjoyed a prosperous year in 2014. However, most of 2015 has been volatile. Economic and global factors, such as the continued conflict in the Middle East, a sharp decline in oil prices and terrorism around the world, have impacted U.S. and global markets. Another factor that has weighed upon U.S. markets for most of the year is the fact that many economists had predicted that the Federal Reserve would begin to raise interest rates in 2015, which has still not happened.

As I have written previously, First Trust believes investors should maintain perspective about the markets and have realistic expectations about their investments. Markets will always go up and down, but we believe that having a long-term investment horizon and being invested in quality products can help you reach your goals.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value the relationship and will continue to focus on our disciplined investment approach and long-term perspective to help investors reach their financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST SENIOR LOAN FUND (FTSL)

The First Trust Senior Loan Fund's (the "Fund") primary investment objective is to provide high current income. The Fund's secondary investment objective is the preservation of capital. The Fund pursues its objectives by investing at least 80% of its net assets (plus the amount of any borrowing for investment purposes) under normal market conditions in a diversified portfolio of first lien senior floating rate loan interests ("Senior Loans"). A Senior Loan is an advance or commitment of funds made by one or more banks or similar financial institutions to one or more corporations, partnerships or other business entities and typically pays interest at a floating or adjusting rate that is determined periodically at a designated premium above a base lending rate, most commonly the London Interbank Offered Rate ("LIBOR"). A Senior Loan is considered senior to all other unsecured claims against the borrower, senior to or equal with all other secured claims; this means that in the event of a bankruptcy, the Senior Loan, together with other first lien claims, is entitled to be the first to be repaid out of proceeds of the assets securing the loans, before other existing unsecured claims or interests receive repayment. However, in bankruptcy proceedings, there may be other claims, such as taxes or additional advances that take precedence.

The Fund invests primarily in Senior Loans that are below investment grade quality at the time of investment. Securities rated below investment grade, commonly referred to as "junk" or "high-yield" securities, include securities that are rated Ba1/BB+/BB+ or below by Moody's Investors Service, Inc., Fitch, Inc., or Standard & Poor's Ratings Group, respectively. The Fund invests in Senior Loans made predominantly to businesses operating in North America, but may also invest in Senior Loans made to businesses operating outside of North America. The Senior Loans included in the Fund's portfolio often maintain an average interest rate duration of less than 90 days; however, the inclusion of LIBOR floors on certain Senior Loans or other factors may cause interest rate duration to be longer than 90 days. The Fund may also invest up to 20% of its net assets in (1) non-Senior Loan debt securities, which may be fixed-rate or floating-rate income-producing securities (including, without limitation, U.S. government debt securities and corporate debt securities), (2) warrants and equity securities issued by a borrower or its affiliates, and/or (3) securities of other investment companies.

------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
                                                                                    AVERAGE ANNUAL              CUMULATIVE
                                                                                    TOTAL RETURNS             TOTAL RETURNS
                                                              1 Year Ended        Inception (5/1/13)        Inception (5/1/13)
                                                                10/31/15             to 10/31/15               to 10/31/15
FUND PERFORMANCE
NAV                                                               1.75%                 2.23%                     5.67%
Market Price                                                      2.24%                 2.35%                     5.98%

INDEX PERFORMANCE
Markit iBoxx USD Liquid Leveraged Loan Index                     -1.05%                 1.11%                     2.81%
S&P/LSTA Leveraged Loan 100 Index                                -1.58%                 1.06%                     2.68%
------------------------------------------------------------------------------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SENIOR LOAN FUND (FTSL)

-------------------------------------------------------
                                      % OF SENIOR LOANS
                                          AND OTHER
INDUSTRY CLASSIFICATION                DEBT SECURITIES
-------------------------------------------------------
Hotels, Restaurants & Leisure               12.2%
Health Care Providers & Services            10.4
Media                                        8.0
Pharmaceuticals                              6.0
Food & Staples Retailing                     5.7
Specialty Retail                             5.6
Life Sciences Tools & Services               5.2
Food Products                                4.7
Professional Services                        4.7
Software                                     4.2
Health Care Equipment & Supplies             4.0
Diversified Telecommunication Services       3.8
Diversified Financial Services               2.9
Semiconductors & Semiconductor
   Equipment                                 2.3
Health Care Technology                       2.2
Diversified Consumer Services                2.2
Insurance                                    2.1
Containers & Packaging                       2.1
Real Estate Management & Development         1.6
Technology Hardware, Storage &
   Peripherals                               1.5
Commercial Services & Supplies               1.4
Chemicals                                    1.2
IT Services                                  1.1
Auto Components                              0.9
Road & Rail                                  0.6
Capital Markets                              0.4
Wireless Telecommunication Services          0.4
Building Products                            0.4
Independent Power and Renewable
   Electricity Producers                     0.4
Aerospace & Defense                          0.4
Consumer Finance                             0.3
Electronic Equipment & Instruments           0.3
Oil, Gas & Consumable Fuels                  0.2
Real Estate Investment Trusts (REITs)        0.2
Trading Companies & Distributors             0.2
Household Products                           0.1
Construction Materials                       0.1
Electric Utilities                           0.0*
                                          --------
     Total                                 100.0%
                                          ========

* Amount represents less than 0.1%.

-------------------------------------------------------
                                      % OF SENIOR LOANS
                                          AND OTHER
ASSET CLASSIFICATION                   DEBT SECURITIES
-------------------------------------------------------
Senior Floating-Rate Loan Interests         87.7%
Corporate Bonds                             10.5
Foreign Corporate Bonds                      1.8
                                          --------
     Total                                 100.0%
                                          ========

-------------------------------------------------------
                                      % OF SENIOR LOANS
                                          AND OTHER
CREDIT QUALITY (S&P RATINGS)(1)        DEBT SECURITIES
-------------------------------------------------------
BBB                                          1.5%
BBB-                                         1.6
BB+                                          2.2
BB                                          10.3
BB-                                         15.7
B+                                          24.5
B                                           28.0
B-                                           9.6
CCC+                                         5.6
CCC                                          0.2
CCC-                                         0.1
CC                                           0.1
Not Rated                                    0.6
                                          --------
     Total                                 100.0%
                                          ========

-------------------------------------------------------
                                      % OF SENIOR LOANS
                                          AND OTHER
TOP 10 ISSUERS                         DEBT SECURITIES
-------------------------------------------------------
Albertsons LLC                               3.0
PetSmart, Inc.                               2.8
BJ's Wholesale Club, Inc.                    2.7
Numericable U.S. LLC (Altice
   France S.A.)                              2.6
Amaya Holdings B.V.                          2.5
New HB Acquisition LLC                       2.5
Acosta, Inc.                                 2.1
Valeant Pharmaceuticals International,
   Inc.                                      2.1
Advantage Sales & Marketing, Inc.            2.1
Portillo's Holdings LLC                      2.1
                                          --------
     Total                                  24.5%
                                          ========


(1) The ratings are by Standard & Poor's Rating Group, a division of the McGraw-Hill Companies, Inc. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SENIOR LOAN FUND (FTSL)

                   PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         MAY 1, 2013 - OCTOBER 31, 2015

            First Trust Senior     Markit iBoxx USD Liquid     S&P/LSTA Leveraged
                Loan Fund           Leveraged Loan Index         Loan 100 Index
5/1/13           $10,000                  $10,000                   $10,000
10/31/13          10,092                   10,103                    10,122
4/30/14           10,275                   10,323                    10,338
10/31/14          10,385                   10,389                    10,434
4/30/15           10,637                   10,594                    10,589
10/31/15          10,567                   10,280                    10,268

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 2, 2013 (commencement of trading) through October 31, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                                 NUMBER OF DAYS BID/ASK MIDPOINT          NUMBER OF DAYS BID/ASK MIDPOINT
                                          AT/ABOVE NAV                               BELOW NAV
                              -------------------------------------    -------------------------------------
                              0.00%-    0.50%-    1.00%-               0.00%-    0.50%-    1.00%-
FOR THE PERIOD                0.49%     0.99%     1.99%     >=2.00%    0.49%     0.99%     1.99%     >=2.00%
5/2/13 - 10/31/13               97        20         4          0         7         0         0          0
11/1/13 - 10/31/14             197         0         0          0        54         1         0          0
11/1/14 - 10/31/15             180        20         1          0        50         0         0          0

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                 ANNUAL REPORT
                                OCTOBER 31, 2015

                               INVESTMENT MANAGER

The First Trust Advisors L.P. ("First Trust" or the "Advisor") Leveraged Finance Team is comprised of 11 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations. As of October 31, 2015, the First Trust Leveraged Finance Team managed or supervised approximately $1.75 billion in senior secured bank loans and high-yield bonds. These assets are managed across various strategies, including a closed-end fund, an open-end fund, four exchange-traded funds and a series of unit investment trusts on behalf of retail and institutional clients.

                           PORTFOLIO MANAGEMENT TEAM

WILLIAM HOUSEY, CFA - SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER SCOTT D. FRIES, CFA - SENIOR VICE PRESIDENT, PORTFOLIO MANAGER

                                   COMMENTARY

FIRST TRUST SENIOR LOAN FUND

The First Trust Senior Loan Fund is an actively managed exchange-traded fund. The Fund's primary investment objective is to provide current income. The Fund's secondary objective is the preservation of capital.

MARKET RECAP

The 12 months covered by this report were generally stronger for the senior loan market than for the high-yield bond market with trailing 12 month returns of -1.58% and -2.03% for the S&P/LSTA Leveraged Loan 100 Index and the Bank of America Merrill Lynch US High Yield Constrained Index, respectively. For the first time in quite a while, a healthy dose of volatility was introduced into various markets. The volatility was initially driven largely by the continued decline in energy prices and was further fueled by idiosyncratic credit issues across a number of different industries. For example, headline and regulatory risk drove volatility that rippled throughout the pharmaceutical and healthcare industries. The backdrop during this period of volatility was investor fears over global growth concerns, largely induced by China's slowing growth rate and the potential impact such a deceleration might have on commodities and the global economy. Finally, fueling further volatility in the fixed income markets was the inconsistent rhetoric from the U.S. Federal Reserve (the "Fed") during the period. Investors have now begun to shift their expectations for the first interest rate increase to the latter part of 2015 or into 2016. Interest rates have indeed been volatile this year, as evidenced by the fact that 10-year Treasury yields opened the period at 2.34%, set an almost two-year low on January 30, 2015 at 1.64%, only to rally to a 12-month high of 2.48% in the middle of June, to then fall back down to close October at 2.14%.

Senior Loan Market

The S&P/LSTA Leveraged Loan 100 Index returned -1.58% for the 12-month period ending October 31, 2015. The Index provider does not report certain data for the S&P/LSTA Leveraged Loan 100 Index; however, data is provided for the broader S&P/LSTA Leveraged Loan Index from which the S&P/LSTA Leveraged Loan 100 Index is derived. From a credit quality perspective, higher credit rated issues in the broader S&P/LSTA Leveraged Loan Index provided the strongest performance for the period. Higher quality BB rated issues returned 3.10% in the period, significantly outperforming the returns of lower quality B rated issues at 0.62% and CCC rated issues at -2.12%. The average price of loans in the broader S&P/LSTA Leveraged Loan Index began the period at $97.40, remained relatively unchanged until peaking at $97.57 at the end of April, and then fell to end the period at $93.68. (Source: S&P/LCD/Bloomberg)

High-Yield Bond Market

The Bank of America Merrill Lynch US High Yield Constrained Index returned -2.03% for the 12-month period ended October 31, 2015.

Similar to the returns in the senior loan market, higher quality high-yield bonds outperformed lower quality high-yield bonds in the period. Higher quality BB rated issues returned 1.18% in the period, significantly outperforming the returns of lower quality B rated issues at -2.95% and CCC rated issues at -8.74%. The average price of bonds in the market entered the period at a high of $102.40 and ended the period at $94.23. (Source: Bloomberg/JPMorgan)

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                 ANNUAL REPORT
                                OCTOBER 31, 2015

Credit Quality/Default Rates

During the period, the default rate hit a 12-month high of 3.99% in the S&P/LSTA Leveraged Loan Index (the "index") in January and 3.06% in the JPMorgan High-Yield Bond Universe in February. The higher default rate was driven by the increased volatility in the Oil and Gas and Metals/Mining industries from the continued decline in energy prices. In addition, it was driven higher by the widely anticipated default of Texas Competitive Electronic Holdings Co. LLC ("TXU") in April of 2014. TXU is the largest senior loan debt issuer to default and a large high-yield bond issuer. The trailing 12-month default rate in the senior loan and high-yield bond markets declined sharply in April 2015, when TXU's default rolled off and then remained relatively benign, ending the period at 1.32% and 2.21%, respectively, which is well below the long-term average for both asset classes.

Despite the strength of corporate balance sheets today, the lack of near-term debt maturities, and access to robust capital markets, we believe the default rates for both senior loans and high-yield bonds could drift higher in 2016 driven by lower commodity prices. However, we believe that corporate defaults will be modest and if they do increase, they will likely be contained within these cyclical commodity sectors and not systemic to the overall market.

FUND PERFORMANCE

The Fund returned 1.75% on a net asset value ("NAV") basis and 2.24% on a market price basis over the last 12 months, significantly outperforming the S&P/LSTA Leveraged Loan 100 Index (the "benchmark") return of -1.58% over the same time period.

The Fund's most recent monthly distribution of $0.16 per share is $0.015/share higher than the monthly distribution paid in October 2014. While current income is the Fund's primary investment objective, we are also pleased with the total return of the Fund, especially in light of recent volatility. At the end of the period, the effective yield based on this distribution rate was 3.99%.

The main drivers contributing positively to returns in the period were the Fund's significant underweight allocation to the underperforming Energy industry and the Fund's overweight allocation to the outperforming Healthcare industry. Another driver of performance was the Fund's selection within single B rated issuers. During the period, B rated issuers slightly outperformed the index, however strong individual asset selection within the B rated category contributed to the outperformance of the Fund relative to the index. At the end of the period the Fund held approximately 62.1% in B rated issues compared with 31.0% for the benchmark.

Detracting from performance during the period was the Fund's individual asset selection within the Aerospace & Defense industry. The Fund has generally been underweight this industry, however, during the period this industry outperformed the overall return of the benchmark and the Fund lagged due to an overweight position in an individual issuer that underperformed.

MARKET AND FUND OUTLOOK

While the turmoil in financial markets caused a great deal of concern recently, we believe firmly that this is a correction rather than the beginning of a recession in the U.S. However, we believe during the remainder of the fourth quarter of 2015, there remains a healthy probability that this correction is not yet over and we may indeed see further volatility. The last time U.S. equities declined over 10% (as they did this August) was in 2011. Such a prolonged period of relative stability can sometimes lead to financial market complacency. Corrections are largely technical in nature (rather than fundamental) and can reprice risk, akin to throwing the baby out with the bath water, thereby creating potential opportunities. As such, we view this current correction as a healthy opportunity for patient investors willing to wait for fundamentals to drive returns again. Our outlook for U.S. credit markets including senior bank loans and high-yield bonds is consistent with our prior outlook. We believe the combination of strong technical tailwinds created by global central bank policy, attractive valuations within the credit markets, a below trend default rate environment, modest but healthy economic growth and sound corporate fundamentals provide a firm backdrop for potential returns in the periods ahead. We continue to believe that steadily improving economic data (GDP growth of approximately 2.0%-2.5% and the improved unemployment picture) will provide the Fed with the motivation they require to begin the process of raising interest rates in the near-term.

We believe today's high-yield bond yields (yield-to-worst) and spreads over U.S. Treasuries remain attractive at 7.39%, and 586 basis points (bps), respectively, as of October 31, 2015. While weak pricing in energy (oil & gas) and metals/mining commodities (coal & iron ore) may lead to higher defaults within the high-yield bond market, we believe those defaults will likely be contained within those specific sectors, and hence, not necessarily systemic to other areas of the market. We have maintained a significant underweight position in energy and metals/mining, which has proven beneficial in the wake of the commodity price declines. Importantly, energy-induced volatility is likely to weigh on the high-yield bond benchmark, which we believe further supports the rationale for active decision making, rather than passive, within the high-yield credit market.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                 ANNUAL REPORT
                                OCTOBER 31, 2015

Retail investors have been reducing exposure to senior loans in the wake of declining Treasury yields, while institutional investors have simultaneously embraced senior loans. We believe that with a potential increase in the Federal Funds rate on the horizon, we'll likely begin to see greater demand for senior loans in the coming months from retail investors. Based on current valuations, we believe senior loans, given their senior secured position in the capital structure and floating interest rate, are well positioned as we move through the remainder of 2015 and into 2016. We believe the respite in retail demand has helped to somewhat balance supply and demand within the senior loan market, given reduced new senior loan issuance that resulted from new regulatory constraints that have been placed on banks issuing senior loans. Moreover, as high-yield bond funds suffered redemptions throughout the last few months, we believe they were selling some of their senior loan positions, given how well loans held up relative to the broad high-yield market. This supply has also supported a balanced market, in our opinion.

In summary, we believe that both the high-yield bond and senior loan markets offer compelling opportunities today, principally within an actively managed framework where risk can be appropriately managed. As we evaluate new investment opportunities, decisions will continue to be rooted in our rigorous bottom-up credit analysis and will focus on the opportunities that we believe offer the best risk and reward balance. Despite the many distractions that ebb and flow every quarter, we remain firmly focused on finding value in the high-yield bond and senior loan markets.

FIRST TRUST SENIOR LOAN FUND (FTSL)

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2015 (UNAUDITED)


As a shareholder of First Trust Senior Loan Fund (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2015.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE       DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH         SIX-MONTH
                                                    MAY 1, 2015      OCTOBER 31, 2015        PERIOD          PERIOD (a)
-------------------------------------------------------------------------------------------------------------------------
FIRST TRUST SENIOR LOAN FUND (FTSL)
Actual                                               $1,000.00          $  993.20             0.85%             $4.27
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92             0.85%             $4.33

(a) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (May 1, 2015 through October 31, 2015), multiplied by 184/365 (to reflect the one-half year period).

FIRST TRUST SENIOR LOAN FUND (FTSL)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2015

   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS -- 84.1%

                  AEROSPACE & DEFENSE -- 0.1%
$        516,784  DynCorp International, Inc., Term Loan..........................      6.25%        07/07/16    $       500,764
                                                                                                                 ---------------
                  AGRICULTURAL PRODUCTS -- 0.5%
       1,726,066  Jimmy Sanders, Inc. (Pinnacle Operating Corp.), Term B Loan
                     Refinancing (First Lien).....................................      4.75%        11/15/18          1,704,490
                                                                                                                 ---------------
                  ALTERNATIVE CARRIERS -- 0.5%
         637,000  Intelsat (Luxembourg) S.A., Tranche B-2 Term Loan...............      3.75%        06/30/19            616,527
         250,000  Level 3 Financing, Inc., Tranche B 2020 Term Loan...............      4.00%        01/15/20            250,438
       1,000,000  Level 3 Financing, Inc., Tranche B-II 2022 Term Loan............      3.50%        05/31/22            997,500
                                                                                                                 ---------------
                                                                                                                       1,864,465
                                                                                                                 ---------------
                  APPAREL RETAIL -- 1.2%
         493,750  J.C. Penney Corp., Inc., Term Loan..............................      5.00%        06/20/19            491,128
       3,973,563  Neiman Marcus Group (The), Inc., Other Term Loan................      4.25%        10/25/20          3,878,793
                                                                                                                 ---------------
                                                                                                                       4,369,921
                                                                                                                 ---------------
                  APPLICATION SOFTWARE -- 1.5%
       2,094,750  Epicor Software Corp., Term B Loan..............................      4.75%        06/01/22          2,080,610
       1,176,179  Infor (US), Inc., Tranche B-5 Term Loan.........................      3.75%        06/03/20          1,143,471
       1,423,077  Informatica Corp. (Italic Merger Sub., Inc.), Dollar Term Loan..      4.50%       08/05/22           1,402,912
         811,337  Mitchell International, Inc., Initial Term Loan.................      4.50%        10/13/20            809,982
         190,543  Triple Point Technologies, Inc., Term Loan......................      5.25%        07/10/20            144,812
                                                                                                                 ---------------
                                                                                                                       5,581,787
                                                                                                                 ---------------
                  ASSET MANAGEMENT & CUSTODY BANKS -- 0.4%
         553,700  Guggenheim Partners Investment Management Holdings LLC,
                     Initial Term Loan............................................      4.25%        07/22/20            552,316
       1,000,000  Hamilton Lane Advisors LLC, Initial Term Loan...................      4.25%        07/08/22            996,880
                                                                                                                 ---------------
                                                                                                                       1,549,196
                                                                                                                 ---------------
                  AUTO PARTS & EQUIPMENT -- 0.8%
       1,530,625  Cooper Standard Holdings (CS Intermediate Holdco 2 LLC),
                     Term Loan....................................................      4.00%        04/04/21          1,517,707
       1,244,178  Gates Global LLC, Initial Dollar Term Loan......................      4.25%        07/06/21          1,165,720
         368,924  Tower Automotive Holdings USA LLC, Initial Term
                     Loan (2014)..................................................      4.00%        04/23/20            364,312
                                                                                                                 ---------------
                                                                                                                       3,047,739
                                                                                                                 ---------------
                  BROADCASTING -- 2.1%
         261,383  Clear Channel Communications, Inc., Tranche D Term Loan.........      6.94%        01/30/19            218,500
       3,300,000  Clear Channel Communications, Inc., Tranche E Term Loan.........      7.69%        07/30/19          2,776,719
         724,750  Media General, Inc., Term Loan B................................      4.00%        07/31/20            723,395
         160,974  Tribune Co., Term B Loan........................................      3.75%        12/27/20            160,472
         994,706  Univision Communications, Inc., 2013 Incremental Term Loan......      4.00%        03/01/20            987,494
       2,704,239  Univision Communications, Inc., Replacement First-Lien
                     Term Loan....................................................      4.00%        03/01/20          2,685,309
                                                                                                                 ---------------
                                                                                                                       7,551,889
                                                                                                                 ---------------
                  BUILDING PRODUCTS -- 0.4%
         211,607  Hillman Group, Inc., (The), Initial Term Loan...................      4.50%        06/30/21            210,219
       1,263,047  Quikrete Holdings, Inc., Initial Loan (First Lien)..............      4.00%        09/28/20          1,259,890
                                                                                                                 ---------------
                                                                                                                       1,470,109
                                                                                                                 ---------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2015

   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  CABLE & SATELLITE -- 1.3%
$        507,246  Charter Communications Operating LLC, Bridge Loan -
                     Unsecured (c) (d)............................................      5.63%        05/26/16    $       504,076
         623,188  Charter Communications Operating LLC, Bridge Loan -
                     Unsecured 1 Year (c) (d).....................................      3.75%        05/26/16            619,293
       3,500,000  CSC Holdings, Inc. (Neptune Finco Corp.), Initial Term Loan.....      5.00%        10/09/22          3,510,011
                                                                                                                 ---------------
                                                                                                                       4,633,380
                                                                                                                 ---------------
                  CASINOS & GAMING -- 5.7%
       9,010,395  Amaya Holdings B.V., Initial Term B Loan (First Lien)...........      5.00%        08/01/21          8,786,757
       4,487,325  Caesars Growth Partners LLC, Term B Loan (First Lien)...........      6.25%        05/08/21          3,933,903
       3,669,246  CityCenter Holdings LLC, Term B Loan............................      4.25%        10/16/20          3,671,080
         232,416  ROC Finance LLC, Funded Term B Loan.............................      5.00%        06/20/19            218,689
       4,224,646  Station Casinos, Inc., B Term Loan..............................      4.25%        03/02/20          4,224,647
                                                                                                                 ---------------
                                                                                                                      20,835,076
                                                                                                                 ---------------
                  COAL & CONSUMABLE FUELS -- 0.1%
         488,663  Arch Coal, Inc., Term Loan......................................      6.25%        05/16/18            251,969
                                                                                                                 ---------------
                  COMPUTER HARDWARE -- 1.4%
       5,065,657  Dell, Inc., Term B-2 Loan.......................................      4.00%        04/29/20          5,048,129
                                                                                                                 ---------------
                  CONSTRUCTION MATERIALS -- 0.1%
         349,125  Summit Materials, Inc., Restatement Effective Date Term
                     Loans........................................................      4.25%        07/15/22            347,233
                                                                                                                 ---------------
                  CONSUMER FINANCE -- 0.3%
         143,076  Altisource Solutions S.A.R.L., Term B Loan......................      4.50%        12/09/20            126,801
       1,046,015  Walter Investment Management Corp., Tranche B Term Loan.........      4.75%        12/18/20            951,874
                                                                                                                 ---------------
                                                                                                                       1,078,675
                                                                                                                 ---------------
                  DATA PROCESSING & OUTSOURCED SERVICES -- 1.1%
       3,345,268  Interactive Data Corp., Term Loan...............................      4.75%        05/02/21          3,343,863
         617,878  Sungard Availability Services Capital, Inc., Term Loan B........      6.00%        03/29/19            538,586
                                                                                                                 ---------------
                                                                                                                       3,882,449
                                                                                                                 ---------------
                  DIVERSIFIED CHEMICALS -- 0.3%
       1,193,997  Ineos US Finance LLC, 2022 Dollar Term Loan.....................      4.25%        03/31/22          1,176,087
                                                                                                                 ---------------
                  DIVERSIFIED SUPPORT SERVICES -- 0.3%
       1,190,033  SMG Holdings, Inc., Term Loan (First Lien)......................      4.50%        02/27/20          1,182,595
                                                                                                                 ---------------
                  EDUCATION SERVICES -- 0.0%
         124,063  Bright Horizons Family Solutions, Inc., Term B-1 Loan...........  4.25% - 5.50%    01/30/20            124,218
                                                                                                                 ---------------
                  ELECTRIC UTILITIES -- 0.0%
         300,000  TXU (Texas Competitive Electric Holdings Co. LLC), 2014
                     Term Loan (Non-Extending) (e) (f)............................      4.68%        10/10/14             95,874
                                                                                                                 ---------------
                  ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.3%
         333,333  Linxens LLC, Initial Term B-1 Loan (First Lien).................      5.00%        10/17/22            328,890
         705,682  Zebra Technologies Corp., Term Loan B...........................      4.75%        10/27/21            709,605
                                                                                                                 ---------------
                                                                                                                       1,038,495
                                                                                                                 ---------------


Page 10                 See Notes to Financial Statements

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2015

   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  ENVIRONMENTAL & FACILITIES SERVICES -- 0.5%
$        148,875  PSSI (Packers Holdings LLC), Term B Loan........................      5.00%        12/02/21    $       148,626
         941,495  ServiceMaster Co., Initial Term Loan............................      4.25%        07/01/21            940,761
         786,000  WTG Holdings III Corp. (EWT Holdings III Corp.), Term Loan
                     (First Lien).................................................      4.75%        01/15/21            782,070
                                                                                                                 ---------------
                                                                                                                       1,871,457
                                                                                                                 ---------------
                  FOOD RETAIL -- 2.9%
       8,765,630  Albertsons LLC, Term B-4 Loan...................................      5.50%        08/25/21          8,760,633
       1,598,215  Albertsons LLC, Term Loan B-2...................................      5.38%        03/21/19          1,596,041
                                                                                                                 ---------------
                                                                                                                      10,356,674
                                                                                                                 ---------------
                  HEALTH CARE EQUIPMENT -- 3.0%
         844,038  Alere, Inc., Term B Loan........................................      4.25%        06/15/22            844,038
       5,033,650  DJO Finance LLC (ReAble Therapeutics Finance LLC), Initial
                     Term Loan....................................................      4.25%        06/08/20          4,988,348
       4,972,333  Kinetic Concepts, Inc., Dollar Term E-1 Loan....................      4.50%        05/04/18          4,967,907
                                                                                                                 ---------------
                                                                                                                      10,800,293
                                                                                                                 ---------------
                  HEALTH CARE FACILITIES -- 1.6%
       2,194,500  21st Century Oncology, Inc., Tranche B Term Loan................      6.50%        04/30/22          2,109,463
         273,793  Acadia Healthcare Co., Inc., Tranche B Term Loan................      4.25%        02/11/22            273,793
       1,314,310  CHS/Community Health Systems, Inc., Incremental 2021
                     Term H Loan..................................................      4.00%        01/27/21          1,309,933
       1,620,938  Concentra, Inc. (MJ Acquisition Corp.), Term Loan B.............  4.00% - 5.25%    05/15/22          1,612,833
         330,821  Kindred Healthcare, Inc., New Term Loan.........................      4.25%        04/09/21            328,753
                                                                                                                 ---------------
                                                                                                                       5,634,775
                                                                                                                 ---------------
                  HEALTH CARE SERVICES -- 4.7%
       1,496,250  Air Medical Group Holdings, Inc., Initial Term Loan.............      4.50%        04/28/22          1,468,824
       2,738,684  CareCore National LLC, Term Loan................................      5.50%        03/05/21          2,437,428
       2,288,059  CHG Healthcare Services, Inc., Term Loan (First Lien)...........      4.25%        11/19/19          2,274,720
       2,487,500  Curo Health Services Holdings, Inc., Term B Loan (First
                     Lien)........................................................      6.50%        02/07/22          2,481,281
       3,305,583  Healogics, Inc. (CDRH Parent, Inc.), Initial Term Loan
                     (First Lien).................................................      5.25%        07/01/21          2,710,578
         326,676  Heartland Dental Care LLC, Incremental Term Loan................      5.50%        12/21/18            321,776
       2,290,231  Surgery Centers Holdings, Inc., Initial Term Loan (First Lien)..      5.25%        11/03/20         2,276,879
       1,824,167  Surgical Care Affiliates LLC, Initial Term Loan.................      4.25%        03/17/22          1,818,475
       1,170,851  U.S. Renal Care, Inc., Tranche B-2 Term Loan (First Lien).......      4.25%        07/03/19          1,168,896
                                                                                                                 ---------------
                                                                                                                      16,958,857
                                                                                                                 ---------------
                  HEALTH CARE SUPPLIES -- 0.3%
         242,635  ConvaTec, Inc., Term Loan B.....................................      4.25%        06/15/20            241,623
         797,375  Sage Products Holdings III LLC, Term Loan B.....................      4.25%        12/13/19            796,379
                                                                                                                 ---------------
                                                                                                                       1,038,002
                                                                                                                 ---------------
                  HEALTH CARE TECHNOLOGY -- 2.1%
       2,878,674  Connolly Holdings, Inc., Term Loan B............................      4.50%        05/14/21          2,866,670
         497,586  Healthport Technologies LLC (CT Technologies Intermediate
                     Holdings, Inc.), Initial Term Loan...........................      5.25%        12/01/21            494,476
       4,458,900  Truven Health Analytics, Inc. (VCPH Holding Corp.), Term
                     Loan B.......................................................      4.50%        05/31/19          4,364,148
                                                                                                                 ---------------
                                                                                                                       7,725,294
                                                                                                                 ---------------


                        See Notes to Financial Statements                Page 11

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2015

   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  HOMEFURNISHING RETAIL -- 0.7%
$      2,490,151  Serta Simmons Holdings LLC, Term Loan B.........................      4.25%        10/01/19    $     2,489,753
                                                                                                                 ---------------
                  HOTELS, RESORTS & CRUISE LINES -- 1.9%
       2,046,875  Extended Stay America (ESH Hospitality, Inc.), Term Loan........      5.00%        06/24/19          2,067,344
       3,946,382  Hilton Worldwide Finance LLC, Initial Term Loan.................      3.50%        10/25/20          3,952,538
         998,310  La Quinta Intermediate Holdings LLC, Initial Term Loan..........      3.75%        04/14/21            988,327
                                                                                                                 ---------------
                                                                                                                       7,008,209
                                                                                                                 ---------------
                  HOUSEHOLD PRODUCTS -- 0.1%
         507,693  Spectrum Brands, Inc., USD Term Loan............................      3.75%        06/23/22            509,216
                                                                                                                 ---------------
                  HYPERMARKETS & SUPER CENTERS -- 2.6%
         732,246  BJ's Wholesale Club, Inc., 2013 (November) Replacement Loan
                     (Second Lien)................................................      8.50%        03/26/20            711,326
       8,699,836  BJ's Wholesale Club, Inc., New 2013 (November) Replacement
                     Loan (First Lien)............................................      4.50%        09/26/19          8,612,837
                                                                                                                 ---------------
                                                                                                                       9,324,163
                                                                                                                 ---------------
                  INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.3%
         992,327  Calpine Corp., Term Loan........................................      4.00%        10/09/19            993,101
                                                                                                                 ---------------
                  INSURANCE BROKERS -- 2.0%
         436,446  Amwins Group LLC, Term Loan.....................................      5.25%        09/06/19            437,210
       1,769,918  Confie Seguros Holding II Co., Term B Loan (First Lien).........      5.75%        11/09/18          1,769,918
       2,344,479  HUB International Ltd., Initial Term Loan (New).................      4.00%        10/02/20          2,280,498
         398,000  Hyperion Finance S.A.R.L., Initial Term Loan....................      5.50%        04/29/22            398,000
       1,963,856  National Financial Partners Corp., 2014 Specified Refinancing
                     Term Loan....................................................      4.50%        07/01/20          1,931,334
         342,138  USI, Inc. (Compass Investors, Inc.), Initial Term Loan..........      4.25%        12/27/19            337,540
                                                                                                                 ---------------
                                                                                                                       7,154,500
                                                                                                                 ---------------
                  INTEGRATED TELECOMMUNICATION SERVICES -- 2.2%
       3,775,298  Numericable U.S. LLC (Altice France S.A.), Dollar Denominated
                     Tranche B-1 Loan.............................................      4.50%        05/21/20          3,722,934
       3,266,147  Numericable U.S. LLC (Altice France S.A.), Dollar Denominated
                     Tranche B-2 Loan.............................................      4.50%        05/21/20          3,220,846
       1,000,000  Numericable U.S. LLC (Altice France S.A.), Term Loan B-6........      4.75%        02/10/23            988,180
                                                                                                                 ---------------
                                                                                                                       7,931,960
                                                                                                                 ---------------
                  LEISURE FACILITIES -- 1.1%
       2,100,000  ClubCorp Club Operations, Inc., Term B Loan.....................      4.25%        07/24/20          2,098,026
         690,577  Life Time Fitness, Inc., Closing Date Term Loan.................      4.25%        06/10/22            685,253
       1,151,655  Planet Fitness Holdings LLC, Term Loan..........................      4.75%        03/31/21          1,150,216
                                                                                                                 ---------------
                                                                                                                       3,933,495
                                                                                                                 ---------------
                  LIFE SCIENCES TOOLS & SERVICES -- 4.3%
       4,304,556  Immucor, Inc., Term B-2 Loan....................................      5.00%        08/19/18          4,211,276
       2,850,317  inVentiv Health, Inc., Term B-4 Loan............................      7.75%        05/15/18          2,834,299
       1,185,000  Millennium Laboratories LLC, Tranche B Term Loan................      5.25%        04/16/21            417,713
       3,550,991  Ortho-Clinical Diagnostics, Inc., Initial Term Loan.............      4.75%        06/30/21          3,494,779
       3,571,050  Pharmaceutical Product Development, Inc., Initial Term Loan.....      4.25%        08/18/22          3,515,556
       1,000,000  Sterigenics International (STHI Intermediate Holding Corp.),
                     Initial Term Loan............................................      4.25%        05/15/22            988,750
                                                                                                                 ---------------
                                                                                                                      15,462,373
                                                                                                                 ---------------


Page 12                 See Notes to Financial Statements

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2015

   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  METAL & GLASS CONTAINERS -- 0.7%
$        289,032  Anchor Glass Container Corp., Term B Loan.......................      4.50%        06/30/22    $       288,619
       1,231,250  Ardagh Holdings USA, Inc. (Ardagh Packaging Finance S.A.),
                     New Term Loan................................................      4.00%        12/17/19          1,228,948
         609,231  Berlin Packaging LLC, Initial Term Loan.........................      4.50%        10/01/21            607,896
         314,211  PODS, Inc. (APLPD Bidco LLC), Term Loan B.......................      4.50%        02/02/22            312,247
                                                                                                                 ---------------
                                                                                                                       2,437,710
                                                                                                                 ---------------
                  MOVIES & ENTERTAINMENT -- 2.0%
         397,000  Creative Artists Agency LLC (CAA Holdings LLC), Incremental
                     Term Loan....................................................      5.50%        12/17/21            397,123
       6,742,484  Formula One (Delta 2 Lux S.A.R.L.), Facility B3.................      4.75%        07/30/21          6,604,803
         368,866  WME IMG Worldwide, Inc., Term Loan (First Lien).................      5.25%        05/06/21            367,829
                                                                                                                 ---------------
                                                                                                                       7,369,755
                                                                                                                 ---------------
                  OIL & GAS EXPLORATION & PRODUCTION -- 0.1%
         400,000  American Energy Marcellus Holdings LLC, Initial Loan
                     (First Lien).................................................      5.25%        08/04/20            184,800
         361,111  American Energy Marcellus Holdings LLC, Initial Loan
                     (Second Lien)................................................      8.50%        08/04/21             26,480
                                                                                                                 ---------------
                                                                                                                         211,280
                                                                                                                 ---------------
                  OTHER DIVERSIFIED FINANCIAL SERVICES -- 2.0%
       4,591,821  First Data Corp., 2021 New Dollar Term Loan.....................      4.20%        03/24/21          4,591,821
       2,500,000  First Data Corp., Term Loan B-1.................................      3.50%        03/23/18          2,480,075
                                                                                                                 ---------------
                                                                                                                       7,071,896
                                                                                                                 ---------------
                  PACKAGED FOODS & MEATS -- 3.1%
         800,000  B&G Foods, Inc., Term Loan B....................................      3.75%        11/02/22            799,752
       1,131,621  Ferrara Candy Co. (Candy Intermediate Holdings, Inc.), Initial
                     Term Loan....................................................      7.50%        06/18/18          1,117,475
         555,469  Hearthside Food Solutions LLC, Term Loan........................      4.50%        06/02/21            551,303
       6,964,286  New HB Acquisition LLC, Term B Loan (First Lien)................      4.50%        08/03/22          6,970,763
       1,757,491  New HB Acquisition LLC, Term B Loan (Second Lien)...............      8.50%        08/03/23          1,750,900
                                                                                                                 ---------------
                                                                                                                      11,190,193
                                                                                                                 ---------------
                  PAPER PACKAGING -- 1.2%
         238,016  Exopack Holding Corp., Term Loan B..............................      4.50%        05/08/19            237,224
       4,240,019  Reynolds Group Holdings, Inc., Incremental U.S. Term Loan.......      4.50%        12/01/18          4,247,379
                                                                                                                 ---------------
                                                                                                                       4,484,603
                                                                                                                 ---------------
                  PHARMACEUTICALS -- 4.9%
       1,403,106  Akorn, Inc., Loan...............................................      5.50%        04/16/21          1,389,075
         500,000  AMAG Pharmaceuticals, Inc., Initial Term Loan...................      4.75%        08/17/21            490,000
       1,741,711  Amneal Pharmaceuticals LLC, Term Loan B.........................  4.50% - 6.25%    11/01/19          1,720,811
         658,334  Catalent Pharma Solutions, Inc., Dollar Term Loan...............      4.25%        05/20/21            656,610
       2,000,000  Concordia Healthcare Corp., Term Loan B.........................      5.25%        10/31/21          1,918,340
       3,350,000  Endo Pharmaceuticals Holdings, Inc., 2015 Incremental
                     Term B Loan..................................................      3.75%        06/27/22          3,288,762
       2,553,600  Horizon Pharma, Inc., Term Loan B...............................      4.50%        04/30/21          2,349,312
         592,500  Patheon, Inc. (JLL/Delta Dutch Newco B.V.), Initial Dollar
                     Term Loan....................................................      4.25%        03/11/21            579,909
       5,976,500  Valeant Pharmaceuticals International, Inc., Series F-1
                     Tranche B Term Loan..........................................      4.00%        04/01/22          5,547,687
                                                                                                                 ---------------
                                                                                                                      17,940,506
                                                                                                                 ---------------

                        See Notes to Financial Statements                Page 13

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2015

   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  PROPERTY & CASUALTY INSURANCE -- 0.2%
$        382,116  Cunningham Lindsey U.S., Inc., Initial Term Loan
                     (First Lien) (c).............................................      5.00%        12/10/19    $       290,408
         600,000  Sedgwick Claims Management Services, Inc., Initial Loan
                     (Second Lien)................................................      6.75%        02/28/22            559,128
                                                                                                                 ---------------
                                                                                                                         849,536
                                                                                                                 ---------------
                  PUBLISHING -- 0.4%
         384,793  Cengage Learning Acquisitions, Inc., Term Loan..................      7.00%        03/31/20            382,004
       1,231,250  Mergermarket USA, Inc., 2014 Incremental Term Loan..............      4.50%        02/04/21          1,198,929
                                                                                                                 ---------------
                                                                                                                       1,580,933
                                                                                                                 ---------------
                  REAL ESTATE SERVICES -- 1.4%
       4,987,500  DTZ Worldwide Ltd., 2015-1 Additional Term Loan.................      4.25%        11/04/21          4,934,533
                                                                                                                 ---------------
                  RESEARCH & CONSULTING SERVICES -- 4.5%
       7,654,693  Acosta, Inc., Term Loan B.......................................      4.25%        09/26/21          7,459,498
       7,522,517  Advantage Sales & Marketing, Inc., Initial Term Loan
                     (First Lien).................................................      4.25%        07/23/21          7,349,198
         408,387  Information Resources, Inc., Term Loan..........................      4.75%        09/30/20            409,069
         992,443  TransUnion LLC, 2015 Term B-2 Loan..............................      3.50%        04/09/21            977,974
                                                                                                                 ---------------
                                                                                                                      16,195,739
                                                                                                                 ---------------
                  RESTAURANTS -- 2.7%
       1,662,671  Burger King Corp., Term B-2 Loan................................      3.75%        12/10/21          1,665,447
         625,895  Focus Brands, Inc., Refinancing Term Loan (First Lien)..........      4.25%        02/21/18            624,330
       7,254,776  Portillo's Holdings LLC, Term B Loan (First Lien)...............      4.75%        08/02/21          7,164,092
         424,286  Red Lobster Management LLC, Initial Term Loan...................      6.25%        07/28/21            422,873
                                                                                                                 ---------------
                                                                                                                       9,876,742
                                                                                                                 ---------------
                  SECURITY & ALARM SERVICES -- 0.3%
         250,174  Garda World Security Corp., Term B Delayed Draw Loan............      4.00%        11/08/20            243,294
         977,952  Garda World Security Corp., Term Loan B.........................  4.00% - 5.25%    11/08/20            951,058
                                                                                                                 ---------------
                                                                                                                       1,194,352
                                                                                                                 ---------------
                  SEMICONDUCTORS -- 2.1%
       1,725,662  Avago Technologies Cayman Ltd., Term Loan.......................      3.75%        05/06/21          1,725,179
       2,613,788  Freescale Semiconductor, Inc., Tranche B-4 Term Loan............      4.25%        02/28/20          2,610,756
       3,111,611  Freescale Semiconductor, Inc., Tranche B-5 Term Loan............      5.00%        01/15/21          3,110,211
                                                                                                                 ---------------
                                                                                                                       7,446,146
                                                                                                                 ---------------
                  SPECIALIZED CONSUMER SERVICES -- 1.9%
       4,345,219  Asurion LLC, Incremental Tranche B-1 Term Loan..................      5.00%        05/24/19          4,138,821
       2,515,761  Asurion LLC, Incremental Tranche B-4 Term Loan..................      5.00%        08/04/22          2,374,249
         352,941  Asurion LLC, Term Loan (Second Lien)............................      8.50%        03/03/21            316,913
                                                                                                                 ---------------
                                                                                                                       6,829,983
                                                                                                                 ---------------
                  SPECIALIZED FINANCE -- 0.8%
       1,400,000  AlixPartners LLP, Initial Term Loan.............................      4.50%        07/28/22          1,398,544
       1,669,562  Duff & Phelps Corp., Initial Term Loan..........................      4.75%        04/23/20          1,650,078
                                                                                                                 ---------------
                                                                                                                       3,048,622
                                                                                                                 ---------------
                  SPECIALIZED REITS -- 0.2%
         698,250  Communication Sales & Leasing, Inc., Term Loan..................      5.00%        10/24/22            658,101
                                                                                                                 ---------------



Page 14                 See Notes to Financial Statements

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2015

   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  SPECIALTY CHEMICALS -- 0.7%
$        396,000  Emerald Performance Materials LLC, Initial Term Loan
                     (First Lien).................................................      4.50%        07/30/21    $       392,784
         518,849  NuSil Technology LLC, Term Loan.................................      5.25%        04/07/17            514,439
       1,289,062  Platform Specialty Products Corp. (fka: Macdermid, Inc.),
                     Tranche B-2 Term Loan........................................      4.75%        06/07/20          1,243,944
         266,000  Trinseo Materials Operating S.C.A., Term Loan B.................      4.25%        11/05/21            263,872
                                                                                                                 ---------------
                                                                                                                       2,415,039
                                                                                                                 ---------------
                  SPECIALTY STORES -- 3.3%
         600,000  Party City Holdings, Inc., Term Loan............................      4.25%        08/19/22            599,700
       9,707,355  PetSmart, Inc., Tranche B-1 Loan................................      4.25%        03/11/22          9,702,113
         334,821  Toys "R" US-Delaware, Inc., Canadian FILO Term Loan.............      8.25%        10/24/19            333,566
         415,179  Toys "R" US-Delaware, Inc., FILO Term Loan......................      8.25%        10/24/19            413,622
         276,583  Toys "R" US-Delaware, Inc., Term B-2 Loan.......................      5.25%        05/25/18            221,266
       1,007,363  Toys "R" US-Delaware, Inc., Term B-4 Loan.......................      9.75%        04/25/20            879,347
                                                                                                                 ---------------
                                                                                                                      12,149,614
                                                                                                                 ---------------
                  SYSTEMS SOFTWARE -- 2.3%
         215,577  Applied Systems, Inc., Initial Term Loan (First Lien)...........      4.25%        01/25/21            213,758
         220,564  Applied Systems, Inc., Initial Term Loan (Second Lien)..........      7.50%        01/24/22            212,017
       1,200,000  Blue Coat Systems, Inc., Initial Term Loan......................      4.50%        05/20/22          1,190,496
       5,477,468  BMC Software Finance, Inc., Initial US Term Loan................      5.00%        09/10/20          4,924,572
         721,875  Compuware Corp., Term Loan B....................................      6.25%        12/31/19            687,889
         552,154  SS&C Technologies Holdings, Inc., Term B-1 Loan.................      4.00%        07/08/22            553,535
          87,346  SS&C Technologies Holdings, Inc., Term B-2 Loan.................      4.00%        07/08/22             87,565
         457,454  Vertafore, Inc., Term Loan 2013.................................      4.25%        10/03/19            456,882
                                                                                                                 ---------------
                                                                                                                       8,326,714
                                                                                                                 ---------------
                  TRUCKING -- 0.6%
         153,191  Kenan Advantage Group, Inc., Delayed Draw Term 1 Loan (g).......      1.50% (h)    07/31/22            152,570
       1,096,927  Kenan Advantage Group, Inc., Term Loan B-1......................      4.00%        07/31/22          1,092,473
         349,882  Kenan Advantage Group, Inc., Term Loan B-2......................      4.00%        07/31/22            348,461
         666,667  Navistar, Inc., Term Loan B.....................................      6.50%        08/06/20            626,667
                                                                                                                 ---------------
                                                                                                                       2,220,171
                                                                                                                 ---------------
                  TOTAL SENIOR FLOATING-RATE LOAN INTERESTS....................................................      304,958,830
                  (Cost $312,515,552)                                                                            ---------------


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS -- 10.1%

                  AEROSPACE & DEFENSE -- 0.1%
         250,000  Aerojet Rocketdyne Holdings, Inc................................      7.13%        03/15/21            264,063
                                                                                                                 ---------------
                  AGRICULTURAL PRODUCTS -- 0.6%
       2,000,000  Darling Ingredients, Inc........................................      5.38%        01/15/22          1,992,500
                                                                                                                 ---------------
                  ALTERNATIVE CARRIERS -- 0.4%
         813,000  Level 3 Communications, Inc.....................................      5.75%        12/01/22            835,358
         500,000  Level 3 Financing, Inc. (i).....................................      5.13%        05/01/23            506,250
                                                                                                                 ---------------
                                                                                                                       1,341,608
                                                                                                                 ---------------


                        See Notes to Financial Statements                Page 15

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2015

   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  APPLICATION SOFTWARE -- 0.2%
$         63,000  Audatex North America, Inc. (i).................................      6.00%        06/15/21    $        63,678
          62,000  Audatex North America, Inc. (i).................................      6.13%        11/01/23             62,620
         500,000  Infor US, Inc. (i)..............................................      6.50%        05/15/22            475,000
                                                                                                                 ---------------
                                                                                                                         601,298
                                                                                                                 ---------------
                  AUTO PARTS & EQUIPMENT -- 0.0%
         125,000  MPG Holdco I, Inc...............................................      7.38%        10/15/22            133,438
                                                                                                                 ---------------
                  BROADCASTING -- 0.4%
         125,000  LIN Television Corp. (i)........................................      5.88%        11/15/22            126,250
         100,000  Nexstar Broadcasting, Inc. (i)..................................      6.13%        02/15/22            100,250
       1,000,000  Sinclair Television Group, Inc..................................      6.13%        10/01/22          1,032,500
                                                                                                                 ---------------
                                                                                                                       1,259,000
                                                                                                                 ---------------
                  CABLE & SATELLITE -- 1.5%
       5,250,000  CCO Holdings LLC / CCO Holdings Capital Corp....................      5.75%        01/15/24          5,341,874
                                                                                                                 ---------------
                  CASINOS & GAMING -- 0.1%
         600,000  Caesars Growth Properties Holdings LLC / Caesars Growth
                     Properties Finance, Inc......................................      9.38%        05/01/22            499,500
                                                                                                                 ---------------
                  DIVERSIFIED REAL ESTATE ACTIVITIES -- 0.1%
         250,000  KB Home.........................................................      7.00%        12/15/21            254,375
         250,000  Taylor Morrison Communities, Inc. / Monarch Communities,
                     Inc. (i).....................................................      5.88%        04/15/23            254,375
                                                                                                                 ---------------
                                                                                                                         508,750
                                                                                                                 ---------------
                  HEALTH CARE EQUIPMENT -- 0.6%
          83,000  Alere, Inc......................................................      6.50%        06/15/20             86,113
       1,000,000  Alere, Inc. (i).................................................      6.38%        07/01/23          1,042,500
         300,000  Kinetic Concepts, Inc. / KCI USA, Inc...........................     10.50%        11/01/18            317,520
         576,000  Kinetic Concepts, Inc. / KCI USA, Inc...........................     12.50%        11/01/19            612,720
                                                                                                                 ---------------
                                                                                                                       2,058,853
                                                                                                                 ---------------
                  HEALTH CARE FACILITIES -- 3.5%
       3,165,000  CHS/Community Health Systems, Inc...............................      6.88%        02/01/22          3,204,563
       1,750,000  Kindred Healthcare, Inc. (i)....................................      8.00%        01/15/20          1,833,125
         250,000  LifePoint Health, Inc...........................................      5.50%        12/01/21            254,375
       1,500,000  Select Medical Corp.............................................      6.38%        06/01/21          1,334,999
         170,000  Tenet Healthcare Corp...........................................      6.00%        10/01/20            184,450
       1,250,000  Tenet Healthcare Corp...........................................      8.13%        04/01/22          1,328,125
       4,500,000  Tenet Healthcare Corp...........................................      6.75%        06/15/23          4,488,749
         250,000  Vantage Oncology LLC / Vantage Oncology Finance Co. (i).........      9.50%        06/15/17            226,250
                                                                                                                 ---------------
                                                                                                                      12,854,636
                                                                                                                 ---------------
                  HEALTH CARE SERVICES -- 0.2%
         761,000  Surgical Care Affiliates, Inc. (i)..............................      6.00%        04/01/23            768,610
                                                                                                                 ---------------
                  HOMEFURNISHING RETAIL -- 0.1%
         500,000  Serta Simmons Bedding LLC (i)...................................      8.13%        10/01/20            532,500
                                                                                                                 ---------------
                  INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.1%
         350,000  Dynegy Finance I, Inc. / Dynegy Finance II, Inc.................      7.63%        11/01/24            352,625
                                                                                                                 ---------------
                  INTEGRATED TELECOMMUNICATION SERVICES -- 0.0%
         110,000  Frontier Communications Corp....................................      6.25%        09/15/21             98,780
                                                                                                                 ---------------



Page 16                 See Notes to Financial Statements

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2015

   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  LIFE SCIENCES TOOLS & SERVICES -- 0.7%
$      2,375,000  Crimson Merger Sub, Inc. (i)....................................       6.63%       05/15/22    $     2,063,281
         500,000  Immucor, Inc....................................................      11.13%       08/15/19            515,000
                                                                                                                 ---------------
                                                                                                                       2,578,281
                                                                                                                 ---------------
                  OIL & GAS EXPLORATION & PRODUCTION -- 0.0%
         250,000  American Energy-Permian Basin LLC / AEPB Finance
                     Corp. (i) (j)................................................       6.80%       08/01/19            136,875
                                                                                                                 ---------------
                  OIL & GAS STORAGE & TRANSPORTATION -- 0.1%
         300,000  Crestwood Midstream Partners LP / Crestwood Midstream
                     Finance Corp.................................................       6.13%       03/01/22            259,500
                                                                                                                 ---------------
                  PACKAGED FOODS & MEATS -- 0.4%
       1,164,000  JBS USA LLC / JBS USA Finance, Inc. (i).........................       5.88%       07/15/24          1,143,630
         125,000  Post Holdings, Inc. (i).........................................       6.75%       12/01/21            129,688
         150,000  Post Holdings, Inc. (i).........................................       7.75%       03/15/24            160,125
                                                                                                                 ---------------
                                                                                                                       1,433,443
                                                                                                                 ---------------
                  RESTAURANTS -- 0.1%
         300,000  Seminole Hard Rock Entertainment, Inc. / Seminole Hard Rock
                     International LLC (i)........................................       5.88%       05/15/21            300,750
                                                                                                                 ---------------
                  SEMICONDUCTORS -- 0.1%
         500,000  Micron Technology, Inc..........................................       5.88%       02/15/22            510,625
                                                                                                                 ---------------
                  SPECIALTY CHEMICALS -- 0.2%
         750,000  Hexion U.S. Finance Corp........................................       6.63%       04/15/20            639,375
                                                                                                                 ---------------
                  TRADING COMPANIES & DISTRIBUTORS -- 0.2%
         600,000  BlueLine Rental Finance Corp. (i)...............................       7.00%       02/01/19            608,250
                                                                                                                 ---------------
                  WIRELESS TELECOMMUNICATION SERVICES -- 0.4%
         250,000  Sprint Corp.....................................................       7.25%       09/15/21            230,313
         625,000  T-Mobile USA, Inc...............................................       6.73%       04/28/22            646,875
         150,000  T-Mobile USA, Inc...............................................       6.00%       03/01/23            149,906
         500,000  T-Mobile USA, Inc...............................................       6.63%       04/01/23            512,030
                                                                                                                 ---------------
                                                                                                                       1,539,124
                                                                                                                 ---------------
                  TOTAL CORPORATE BONDS........................................................................       36,614,258
                  (Cost $37,761,561)                                                                             ---------------

FOREIGN CORPORATE BONDS -- 1.7%

                  AEROSPACE & DEFENSE -- 0.1%
         250,000  Bombardier, Inc. (i)............................................      7.75%        03/15/20            219,375
         334,000  Bombardier, Inc. (i)............................................      6.00%        10/15/22            258,850
                                                                                                                 ---------------
                                                                                                                         478,225
                                                                                                                 ---------------
                  ALTERNATIVE CARRIERS -- 0.3%
       1,000,000  Intelsat Luxembourg SA..........................................      6.75%        06/01/18            892,500
                                                                                                                 ---------------
                  INTEGRATED TELECOMMUNICATION SERVICES -- 0.3%
       1,000,000  Numericable-SFR SAS (i).........................................      6.00%        05/15/22          1,005,000
                                                                                                                 ---------------


                        See Notes to Financial Statements                Page 17

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2015

   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
FOREIGN CORPORATE BONDS (CONTINUED)

                  METAL & GLASS CONTAINERS -- 0.1%
$         62,000  Ardagh Packaging Finance PLC / Ardagh Holdings USA,
                     Inc. (i).....................................................      6.25%        01/31/19    $        63,008
         373,588  Ardagh Packaging Finance PLC / Ardagh Holdings USA,
                     Inc. (i).....................................................      7.00%        11/15/20            376,390
                                                                                                                 ---------------
                                                                                                                         439,398
                                                                                                                 ---------------
                  PHARMACEUTICALS -- 0.8%
         700,000  Capsugel SA (i) (k).............................................      7.00%        05/15/19            706,562
         250,000  Mallinckrodt International Finance SA / Mallinckrodt CB
                     LLC (i)......................................................      5.63%        10/15/23            237,188
         350,000  Valeant Pharmaceuticals International, Inc. (i).................      5.38%        03/15/20            306,250
       1,850,000  Valeant Pharmaceuticals International, Inc. (i).................      5.88%        05/15/23          1,566,718
                                                                                                                 ---------------
                                                                                                                       2,816,718
                                                                                                                 ---------------
                  RESTAURANTS -- 0.0%
         100,000  Burger King Corp. (i)...........................................      6.00%        04/01/22            104,875
                                                                                                                 ---------------
                  SECURITY & ALARM SERVICES -- 0.1%
         500,000  Garda World Security Corp. (i)..................................      7.25%        11/15/21            458,750
                                                                                                                 ---------------
                  TOTAL FOREIGN CORPORATE BONDS................................................................        6,195,466
                  (Cost $6,798,840)                                                                              ---------------


     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
                  MONEY MARKET FUNDS -- 9.3%
      33,865,681  Morgan Stanley Institutional Liquidity Fund - Treasury Portfolio - Institutional
                     Class - 0.03% (l).........................................................................       33,865,681
                  (Cost $33,865,681)                                                                             ---------------

                  TOTAL INVESTMENTS -- 105.2%..................................................................      381,634,235
                  (Cost $390,941,634) (m)

                  NET OTHER ASSETS AND LIABILITIES -- (5.2)%...................................................      (18,735,619)
                                                                                                                 ---------------
                  NET ASSETS -- 100.0%.........................................................................  $   362,898,616
                                                                                                                 ===============

---------------------------------------

(a) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Interbank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at October 31, 2015. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche at varying rates.

(b) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(c) Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be illiquid by the Advisor.

(d) This security is fair valued by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. (the "Advisor"), in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At October 31, 2015, securities noted as such are valued at $1,123,369 or 0.31% of net assets.

(e)   This issuer has filed for protection in federal bankruptcy court.

(f) This issuer is in default but interest is still being accrued by the Fund and paid by the issuer.

(g) Delayed Draw Loan (See Note 2C - Unfunded Loan Commitments in the Notes to Financial Statements).

(h)   Represents commitment fee rate on Unfunded Loan Commitment.


Page 18                  See Notes to Financial Statements

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2015


(i) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by the Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. At October 31, 2015, securities noted as such amounted to $15,836,973 or 4.4% of net assets.

(j) Floating rate security. The interest rate shown reflects the rate in effect at October 31, 2015.

(k) These notes are Payment-in-Kind ("PIK") Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue at the rate of 7.000% per annum ("Cash Interest Rate") and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. For the fiscal year ended October 31, 2015, this security paid all of its interest in cash.

(l)   Interest rate shown reflects yield as of October 31, 2015.

(m) Aggregate cost for federal income tax purposes is $391,182,720. As of October 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $438,126 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $9,986,611.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                          LEVEL 2          LEVEL 3
                                                         TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                        VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
INVESTMENTS                                            10/31/2015         PRICES           INPUTS           INPUTS
---------------------------------------------------  --------------   --------------   --------------   --------------
Senior Floating-Rate Loan Interests:
   Cable & Satellite..............................   $    4,633,380   $           --   $    3,510,011   $    1,123,369
   Property & Casualty Insurance..................          849,536               --          559,128          290,408
Other Industry Categories*........................      299,475,914               --      299,475,914               --
                                                     --------------   --------------   --------------   --------------
Total Senior Floating-Rate Loan Interests.........      304,958,830               --      303,545,053        1,413,777
Corporate Bonds*..................................       36,614,258               --       36,614,258               --
Foreign Corporate Bonds*..........................        6,195,466               --        6,195,466               --
Money Market Funds................................       33,865,681       33,865,681               --               --
                                                     --------------   --------------   --------------   --------------
Total Investments.................................   $  381,634,235   $   33,865,681   $  346,354,777   $    1,413,777
                                                     ==============   ==============   ==============   ==============

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of October 31, 2015, the Fund transferred Senior Floating-Rate Loan Interests valued at $290,408 from Level 2 to Level 3 of the fair value hierarchy. The Senior Floating-Rate Loan Interests that transferred from Level 2 to Level 3 did so primarily as a result of a change in information obtained from an independent third-party pricing service relating to the market activity of individual Senior Floating-Rate Loan Interests and a lack of trading activity in certain Senior Floating-Rate Loan Interests.

Level 3 Senior Floating-Rate Loan Interests that are fair valued by the Advisor's Pricing Committee are footnoted in the Portfolio of Investments. Level 3 Senior Floating-Rate Loan Interests are valued based on either third-party pricing service prices obtained from dealer runs and indicative sheets from brokers or are valued using broker quotes. The values are based on unobservable and non-quantitative inputs. The Trust's Board of Trustees has adopted valuation procedures that are utilized by the Advisor's Pricing Committee to oversee the day-to-day valuation of the Fund's investments. The Advisor's Pricing Committee, through the Fund's fund accounting agent, monitors the daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor's Pricing Committee also reviews monthly back testing of pricing service prices by comparing sales prices of the Fund's investments to prior day pricing service prices. Additionally, the Advisor's Pricing Committee reviews periodic information from the Fund's third-party pricing service that compares secondary market trade prices to their daily valuations.


                        See Notes to Financial Statements                Page 19

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2015


The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented:

BEGINNING BALANCE AT OCTOBER 31, 2014
Senior Floating-Rate Loan Interests                  $           --
Net Realized Gain (Loss)                                         --
Change in Unrealized Appreciation /Depreciation              (2,826)
Purchases                                                 1,126,195
Sales                                                            --
Transfers In                                                290,408
Transfers Out                                                    --
                                                     --------------
ENDING BALANCE AT OCTOBER 31, 2015
Senior Floating-Rate Loan Interests                       1,413,777
                                                     --------------
Total Level 3 holdings                               $    1,413,777
                                                     ==============

There was a net change of ($2,826) in unrealized appreciation (depreciation) from Level 3 investments held as of October 31, 2015.


Page 20                 See Notes to Financial Statements

FIRST TRUST SENIOR LOAN FUND (FTSL)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2015

ASSETS:
Investments, at value.....................................................   $  381,634,235
Receivables:
   Investment securities sold.............................................        3,741,371
   Capital shares sold....................................................        2,407,686
   Interest...............................................................        2,009,449
                                                                             --------------
      Total Assets........................................................      389,792,741
                                                                             --------------
LIABILITIES:
Payables:
   Investment securities purchased........................................       26,486,188
   Investment advisory fees...............................................          255,367
   Unfunded loan commitments..............................................          152,570
                                                                             --------------
      Total Liabilities...................................................       26,894,125
                                                                             --------------
NET ASSETS................................................................   $  362,898,616
                                                                             ==============
NET ASSETS CONSIST OF:
Paid-in capital...........................................................   $  372,470,930
Par value.................................................................           75,500
Accumulated net investment income (loss)..................................          397,650
Accumulated net realized gain (loss) on investments.......................         (738,065)
Net unrealized appreciation (depreciation) on investments.................       (9,307,399)
                                                                             --------------
NET ASSETS................................................................      362,898,616
                                                                             --------------
NET ASSET VALUE, per share................................................   $        48.07
                                                                             ==============
Number of shares outstanding (unlimited number of shares
    authorized, par value $0.01 per share)................................        7,550,002
                                                                             --------------
Investments, at cost......................................................   $  390,941,634
                                                                             ==============


                        See Notes to Financial Statements                Page 21

FIRST TRUST SENIOR LOAN FUND (FTSL)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2015

INVESTMENT INCOME:
Interest..................................................................   $   13,140,662
                                                                             --------------
   Total investment income................................................       13,140,662
                                                                             --------------
EXPENSES:
Investment advisory fees..................................................        2,315,669
Interest expense..........................................................            1,077
                                                                             --------------
Total expenses............................................................        2,316,746
                                                                             --------------
NET INVESTMENT INCOME (LOSS)..............................................       10,823,916
                                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments................................         (365,525)
   Net change in unrealized appreciation (depreciation) on investments....       (7,431,519)
                                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...................................       (7,797,044)
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS........................................................   $    3,026,872
                                                                             ==============


Page 22                 See Notes to Financial Statements

FIRST TRUST SENIOR LOAN FUND (FTSL)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                FOR THE             FOR THE
                                                                               YEAR ENDED          YEAR ENDED
                                                                               10/31/2015          10/31/2014
                                                                             --------------      --------------
OPERATIONS:
   Net investment income (loss)...........................................   $   10,823,916      $    6,192,906
   Net realized gain (loss)...............................................         (365,525)             (3,980)
   Net change in unrealized appreciation (depreciation)...................       (7,431,519)         (1,924,903)
                                                                             --------------      --------------
   Net increase (decrease) in net assets resulting from operations........        3,026,872           4,264,023
                                                                             --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..................................................      (10,638,104)         (6,200,004)
                                                                             --------------      --------------
SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold..............................................      198,520,058         106,733,032
   Cost of shares redeemed................................................      (24,352,367)         (4,886,716)
                                                                             --------------      --------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions.......................................      174,167,691         101,846,316
                                                                             --------------      --------------
   Total increase (decrease) in net assets................................      166,556,459          99,910,335

NET ASSETS:
   Beginning of period....................................................      196,342,157          96,431,822
                                                                             --------------      --------------
   End of period..........................................................   $  362,898,616      $  196,342,157
                                                                             ==============      ==============
   Accumulated net investment income (loss) at end of period..............   $      397,650      $      111,375
                                                                             ==============      ==============
CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period................................        4,000,002           1,950,002
   Shares sold............................................................        4,050,000           2,150,000
   Shares redeemed........................................................         (500,000)           (100,000)
                                                                             --------------      --------------
   Shares outstanding, end of period......................................        7,550,002           4,000,002
                                                                             ==============      ==============


                        See Notes to Financial Statements                Page 23

FIRST TRUST SENIOR LOAN FUND (FTSL)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                  FOR THE PERIOD
                                                                   YEAR ENDED OCTOBER 31,          5/1/2013 (a)
                                                              ---------------------------------       THROUGH
                                                                   2015              2014           10/31/2013
                                                              ---------------   ---------------   ---------------
Net asset value, beginning of period........................    $     49.09       $     49.45       $     50.00
                                                                -----------       -----------       -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................................           1.90              1.77              0.90
Net realized and unrealized gain (loss).....................          (1.03)            (0.36)            (0.45)
                                                                -----------       -----------       -----------
Total from investment operations............................           0.87              1.41              0.45
                                                                -----------       -----------       -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.......................................          (1.89)            (1.77)            (0.85)
Return of capital...........................................             --                --             (0.15)
                                                                -----------       -----------       -----------
Total distributions paid to shareholders....................          (1.89)            (1.77)            (1.00)
                                                                -----------       -----------       -----------
Net asset value, end of period..............................    $     48.07       $     49.09       $     49.45
                                                                ===========       ===========       ===========
TOTAL RETURN (b)............................................           1.75%             2.91%             0.92%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................    $   362,899       $   196,342       $    96,432
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets...............           0.85%             0.85%             0.85% (c)
Ratio of net investment income (loss) to average
   net assets...............................................           3.97%             3.61%             3.29% (c)
Portfolio turnover rate (d).................................             71%               97%               51%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in in-kind transactions.


Page 24                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2015

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of six funds that are offering shares. This report covers the First Trust Senior Loan Fund (the "Fund"), which trades under the ticker "FTSL" on The NASDAQ(R) Stock Market LLC ("NASDAQ"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed for securities in which the Fund invests or for cash or, in certain circumstances, a combination of both. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

The Fund's primary investment objective is to provide high current income. The Fund's secondary investment objective is the preservation of capital. The Fund pursues its objectives by investing at least 80% of its net assets (plus the amount of any borrowing for investment purposes) under normal market conditions in a diversified portfolio of first lien senior floating rate loan interests ("Senior Loans")(1). A Senior Loan is an advance or commitment of funds made by one or more banks or similar financial institutions to one or more corporations, partnerships or other business entities and typically pays interest at a floating or adjusting rate that is determined periodically at a designated premium above a base lending rate, most commonly the London Interbank Offered Rate ("LIBOR"). The Fund invests primarily in Senior Loans that are below investment grade quality at the time of investment. The Fund invests in Senior Loans made predominantly to businesses operating in North America, but may also invest in Senior Loans made to businesses operating outside of North America.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the

-----------------------------

(1) The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2015

      market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

      Corporate bonds, corporate notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

      1) benchmark yields;
      2) reported trades;
      3) broker/dealer quotes;
      4) issuer spreads;
      5) benchmark securities;
      6) bids and offers; and
      7) reference data including market research publications.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;
      2)    the liquidity conditions in the relevant market and changes thereto;
      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
      4) issuer-specific conditions (such as significant credit deterioration); and
      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the fundamental business data relating to the borrower/issuer;
      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
      3)    the type, size and cost of a security;
      4)    the financial statements of the borrower/issuer;
      5) the credit quality and cash flow of the borrower/issuer, based on the Advisor's or external analysis;
      6) the information as to any transactions in or offers for the security;
      7) the price and extent of public trading in similar securities (or equity securities) of the borrower/issuer, or comparable companies;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2015

      8)    the coupon payments;
      9) the quality, value and salability of collateral, if any, securing the security;
     10) the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's/issuer's management;
     11) the prospects for the borrower's/issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
     12)    borrower's/issuer's competitive position within the industry;
     13) borrower's/issuer's ability to access additional liquidity through public and/or private markets; and
     14)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2015, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method over the expected life of each respective borrowing for loans.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed delivery or forward purchase commitments. The Fund had no when-issued, delayed-delivery, or forward purchase commitments (other than unfunded commitments discussed below) as of October 31, 2015.

C. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund had unfunded delayed drawn loan commitments of $152,570 as of October 31, 2015.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2015

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal year ended October 31, 2015 was as follows:

            Distributions        Distributions        Distributions
              paid from            paid from            paid from
              Ordinary              Capital             Return of
               Income                Gains               Capital
            -------------        -------------        -------------
            $  10,638,104        $          --        $          --

The tax character of distributions paid during the fiscal year ended October 31, 2014 was as follows:

            Distributions        Distributions        Distributions
              paid from            paid from            paid from
              Ordinary              Capital             Return of
               Income                Gains               Capital
            -------------        -------------        -------------
            $   6,200,004        $          --        $          --

As of October 31, 2015, the components of distributable earnings on a tax basis for the Fund were as follows:
                                  Accumulated              Net
            Undistributed         Capital and          Unrealized
              Ordinary               Other            Appreciation
               Income            Gains (Loss)         (Depreciation)
            -------------        -------------        -------------
            $     397,650        $    (496,979)       $  (9,548,485)

E. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. As of October 31, 2015, the Fund had $496,979 of non-expiring capital loss carryforwards that may be carried forward indefinitely.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2015, the Fund had no net ordinary losses.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2013, 2014 and 2015 remain open to federal and state audit. As of October 31, 2015, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2015

adjustments are primarily due to the difference between book and tax treatments of premium amortization and paydown gains and losses on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2015, the adjustments for the Fund were as follows:

                                  Accumulated
             Accumulated          Net Realized
            Net Investment        Gain (Loss)            Paid-in
            Income (Loss)        on Investments          Capital
            -------------        -------------        -------------
            $     100,463        $    (100,463)       $          --

F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.85% of its average daily net assets.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2015, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $347,886,660 and $184,698,367, respectively.

For the year ended October 31, 2015, there were no in-kind transactions.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2015

                                 5. BORROWINGS

The Trust, on behalf of the Fund, along with First Trust Exchange-Traded Fund III and First Trust Series Fund entered into an $80 million Committed Line of Credit ("Line of Credit") with The Bank of Nova Scotia ("Scotia") as administrative agent, to be a liquidity backstop during periods of high redemption volume. Prior to March 26, 2015, a commitment fee of 0.125% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans was charged by Scotia. Effective March 26, 2015, the commitment fee was changed to 0.15%. First Trust allocates the commitment fee amongst the funds that have access to the credit line. The Fund borrowed $4,000,000 for a period of 7 days, from January 2, 2015 through January 9, 2015, at a rate of 1.385%. The Fund incurred interest expense of $1,077 associated with this borrowing.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Purchasers of Creation Units must pay to BNYM, as transfer agent, a creation fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2017.

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2015

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

On November 4, 2015, First Trust SSI Strategic Convertible Securities ETF, an additional series of the Trust, began trading under the symbol "FCVT" on NASDAQ.

On November 12, 2015, First Trust Heitman Global Prime Real Estate ETF, an additional series of the Trust, began trading under the symbol "PRME" on the NYSE Arca, Inc.

On November 19, 2015, the Fund declared a distribution of $0.16 per share to shareholders of record on November 24, 2015, payable November 30, 2015.

At a meeting on December 7, 2015, the Board accepted Mr. Bradley's resignation from his position as the President and Chief Executive Officer of the Trust, effective December 31, 2015. At the same meeting, the Board elected Mr. Dykas to serve as the President and Chief Executive Officer and Mr. Donald Swade, formerly an Assistant Treasurer of the Trust, to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Trust.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST SENIOR LOAN FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Senior Loan Fund (the "Fund"), a series of the First Trust Exchange-Traded Fund IV, including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015 by correspondence with the Fund's custodian, brokers, and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Senior Loan Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 23, 2015

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2015 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of the Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended October 31, 2015, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:


      Dividends Received Deduction                Qualified Dividend Income
    ---------------------------------         ---------------------------------
                  0.00%                                     0.00%

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD THE FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUND, PLEASE SEE THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND IV.

The following summarizes some of the risks that should be considered for the Fund.

BANK LOAN RISK: An investment in Senior Loans subjects the Fund to credit risk, which is heightened for Senior Loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior Loans are usually rated below investment grade but may also be unrated. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the loan's value. Unlike the securities markets, there is no central clearinghouse for Senior Loan trades, and the Senior Loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in Senior Loans may have uncertain settlement time periods. Senior Loans are subject to a number of risks described elsewhere in this prospectus, including liquidity risk and the risk of investing in below investment grade fixed-income instruments.

CALL RISK. If an issuer calls higher-yielding securities held by the Fund, performance could be adversely impacted.

CASH TRANSACTION RISK: The Fund currently intends to effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund that effects its creations and redemptions for in-kind securities. Because the Fund principally effects redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses, and may also result in higher brokerage costs.

CONVERTIBLE BONDS RISK. The market values of convertible bonds tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible bond's market value also tends to reflect the market price of the common stock of the issuing company.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2015 (UNAUDITED)

CREDIT RISK: Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments. Credit risk may be heightened for the Fund because it may invest a substantial portion of its net assets in high yield or "junk" debt; such securities, while generally offering higher yields than investment-grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal. Credit risk is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy.

CURRENCY RISK. Because the Fund's net asset value is determined on the basis of U.S. dollars and the Fund invests in foreign securities, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up. The Fund intends to hedge its non-U.S. dollar holdings.

HIGH YIELD SECURITIES RISK: High yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, may be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

ILLIQUID SECURITIES RISK. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK: If interest rates fall, the income from the Fund's portfolio will likely decline because the Fund holds floating rate debt that will adjust lower with falling interest rates. For loans, interest rates typically reset periodically.

INTEREST RATE RISK: Interest rate risk is the risk that the value of the debt securities in the Fund will decline because of rising market interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments. Duration is a common measure of interest rate risk, which measures a bond's expected life on a present value basis, taking into account the bond's yield, interest payments and final maturity. Duration is a reasonably accurate measure of a bond's price sensitivity to changes in interest rates. The longer the duration of a bond, the greater the bond's price sensitivity is to changes in interest rates.

LIQUIDITY RISK: The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by Fund shareholders.

MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the Advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objectives.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value generally or could underperform other investments.

NON-DIVERSIFICATION RISK: The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended. As a result, the Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2015 (UNAUDITED)

NON-U.S. SECURITIES RISK: Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

OTHER DEBT SECURITIES RISK: Secured loans that are not first lien, loans that are unsecured and debt securities are subject to many of the same risks that affect Senior Loans; however they are often unsecured and/or lower in the issuer's capital structure than Senior Loans, and thus may be exposed to greater risk of default and lower recoveries in the event of a default. This risk can be further heightened in the case of below investment grade instruments. Additionally, most fixed-income securities are fixed-rate and thus are generally more susceptible than floating rate loans to price volatility related to changes in prevailing interest rates.

PREPAYMENT RISK: Loans are subject to pre-payment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees of the First Trust Exchange-Traded Fund IV (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor" or "First Trust") on behalf of First Trust Senior Loan Fund (the "Fund"). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2016 at a meeting held on June 16, 2015. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for the Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on March 8-9, 2015, April 20, 2015 and June 16, 2015, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee for the Fund as compared to fees charged to a peer group of funds (all of which were exchange-traded funds or "ETFs") compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor with similar investment objectives and to other ETFs managed by the Advisor; expenses of the Fund compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and a summary of the Advisor's compliance program. The Board reviewed initial materials with the Advisor at the meeting held on March 8-9, 2015, and additional materials at a special meeting held on April 20, 2015, at each of which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and those were considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 16, 2015 meeting, as well as at the meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor is a reasonable business arrangement from the Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund's unitary fee.

In reviewing the Agreement for the Fund, the Board considered the nature, extent and quality of services provided under the Agreement. The Board considered that, unlike most ETFs to which First Trust currently provides management services, the Fund is not designed to track the performance of an index. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund, and reviewed the services provided by the Advisor to the Fund, noting that the Advisor's Leveraged Finance Investment Team is responsible for the day-to-day management of the Fund's investments. The

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2015 (UNAUDITED)

Board considered the Advisor's statement that it applies the same oversight model internally with its Leveraged Finance Investment Team as it uses for overseeing external sub-advisors. The Board considered the background and experience of the members of the Leveraged Finance Investment Team. At the April 20, 2015 meeting, the Board received a presentation from the senior portfolio manager of the Leveraged Finance Investment Team, who discussed the services that the Team provides to the Fund and how the Team manages the Fund's investments. The Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring compliance with the 1940 Act and the Fund's investment objective and policies. The Board considered the significant asset growth of the First Trust Fund Complex (particularly in ETFs) and the Advisor's concomitant investment in infrastructure and personnel dedicated to the First Trust funds. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with the Fund's investment objective and policies.

The Board considered the unitary fee payable by the Fund under the Agreement, noting that the Fund pays the Advisor a fee equal to an annual rate of 0.85% of its average daily net assets and that the Advisor is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board also reviewed data prepared by MPI showing the Fund's unitary fee as compared to the advisory fees and expense ratios of the peer funds in the MPI Peer Group and determined that, because the Fund charges a unitary fee, expense ratios were the most relevant data point. Based on the information provided, the Board noted that the unitary fee for the Fund was above the median total (net) expense ratio of the peer funds in the MPI Peer Group, and noted that only one peer fund was actively managed. The Independent Trustees discussed with representatives of the Advisor and independent counsel limitations in creating peer groups for actively-managed ETFs and different business models that affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the MPI data. The Board also compared the unitary fee for the Fund to the total expense ratios (after fee waivers and/or expense reimbursements, if any) of other First Trust ETFs, including First Trust ETFs that pay a unitary fee.

The Board considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board reviewed data prepared by MPI comparing the Fund's performance to its MPI Peer Group and to broad-based benchmarks, and noted that the Fund outperformed the MPI Peer Group average and the benchmarks for the one-year and since-inception (May 1, 2013) periods ended December 31, 2014.

On the basis of all the information provided on the Fund's unitary fee and performance of the Fund, the Board concluded that the unitary fee for the Fund was reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor to the Fund under the Agreement.

The Board noted that the Advisor has made and continues to make significant investments in personnel and infrastructure and considered whether the fee level reflects any economies of scale for the benefit of shareholders. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to the Fund for the period ended December 31, 2014, as well as product-line profitability data for the same period, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the pre-tax profits estimated to have been realized by the Advisor in connection with the management of the Fund were not unreasonable. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, in the absence of the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Fund's portfolio.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Trust and the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2015 (UNAUDITED)

                       INDEPENDENT REMUNERATION STATEMENT

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of the First Trust Exchange-Traded Funds it manages (the "Funds") in the United Kingdom in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the "Directive"). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2014, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $32,091,721. This figure is comprised of $2,739,160 paid (or to be paid) in fixed compensation and $29,352,561 paid (or to be paid) in variable compensation. There were a total of 402 beneficiaries of the remuneration described above. Those amounts include $3,298,925 paid (or to be paid) to senior management of First Trust Advisors L.P. and $1,011,708 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, "Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;

      ii. to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and

      iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2015 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                 NUMBER OF             OTHER
                                                                                               PORTFOLIOS IN      TRUSTEESHIPS OR
                                 TERM OF OFFICE                                               THE FIRST TRUST      DIRECTORSHIPS
       NAME, ADDRESS,            AND YEAR FIRST                                                FUND COMPLEX       HELD BY TRUSTEE
      DATE OF BIRTH AND            ELECTED OR                PRINCIPAL OCCUPATIONS              OVERSEEN BY         DURING PAST
   POSITION WITH THE TRUST          APPOINTED                 DURING PAST 5 YEARS                 TRUSTEE             5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term   Physician; President, Wheaton                   117         None
c/o First Trust Advisors L.P.                       Orthopedics; Limited Partner, Gundersen
120 East Liberty Drive,         o Since Inception   Real Estate Limited Partnership;
  Suite 400                                         Member, Sportsmed LLC
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee       o Indefinite Term   President (March 2010 to Present),
c/o First Trust Advisors L.P.                       Senior Vice President and Chief                 117         Director of ADM
120 East Liberty Drive,                             Financial Officer (May 2007 to March                        Investor Services,
  Suite 400                     o Since Inception   2010), ADM Investor Services, Inc.                          Inc., ADM
Wheaton, IL 60187                                   (Futures Commission Merchant)                               Investor Services
D.O.B.: 11/57                                                                                                   International, and
                                                                                                                Futures Industry
                                                                                                                Association

Robert F. Keith, Trustee        o Indefinite Term   President (2003 to Present), Hibs               117         Director of Trust
c/o First Trust Advisors L.P.                       Enterprises (Financial and Management                       Company of
120 East Liberty Drive,         o Since Inception   Consulting)                                                 Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee        o Indefinite Term   Managing Director and Chief Operating           117         Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present),                          Covenant
120 East Liberty Drive,         o Since Inception   Pelita Harapan Educational Foundation                       Transport, Inc.
  Suite 400                                         (Educational Products and Services);                        (May 2003 to
Wheaton, IL 60187                                   President and Chief Executive Officer                       May 2014)
D.O.B.: 03/54                                       (June 2012 to September 2014), Servant
                                                    Interactive LLC (Educational Products
                                                    and Services);President and Chief
                                                    Executive Officer (June 2012 to
                                                    September 2014), Dew Learning LLC
                                                    (Educational Products and Services);
                                                    President (June 2002 to June 2012),
                                                    Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,     o Indefinite Term   Chief Executive Officer (December 2010          117         None
Chairman of the Board                               to Present), President (until December
120 East Liberty Drive,         o Since Inception   2010), First Trust Advisors L.P. and
  Suite 400                                         First Trust Portfolios L.P.; Chairman
Wheaton, IL 60187                                   of the Board of Directors, BondWave LLC
D.O.B.: 09/55                                       (Software Development Company/
                                                    Investment Advisor) and Stonebridge
                                                    Advisors LLC (Investment Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2015 (UNAUDITED)

                                   POSITION AND            TERM OF OFFICE
        NAME, ADDRESS                 OFFICES               AND LENGTH OF                       PRINCIPAL OCCUPATIONS
      AND DATE OF BIRTH             WITH TRUST                 SERVICE                           DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley                 President and Chief       o Indefinite Term       Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,           Executive Officer                                 and Chief Financial Officer, First Trust Advisors
  Suite 400                                               o Since Inception       L.P. and First Trust Portfolios L.P.; Chief
Wheaton, IL 60187                                                                 Financial Officer, BondWave LLC (Software
D.O.B.: 11/57                                                                     Development Company/Investment Advisor) and
                                                                                  Stonebridge Advisors LLC (Investment Advisor)


James M. Dykas                  Treasurer, Chief          o Indefinite Term       Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,           Financial Officer                                 President (April 2007 to Present), First Trust
  Suite 400                     and Chief                 o Since Inception       Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187               Accounting Officer
D.O.B.: 01/66


W. Scott Jardine                Secretary and Chief       o Indefinite Term       General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,           Legal Officer                                     First Trust Portfolios L.P.; Secretary and General
  Suite 400                                               o Since Inception       Counsel, BondWave LLC (Software Development
Wheaton, IL 60187                                                                 Company/ Investment Advisor); Secretary of
D.O.B.: 05/60                                                                     Stonebridge Advisors LLC (Investment Advisor)


Daniel J. Lindquist             Vice President            o Indefinite Term       Managing Director(July 2012 to Present), Senior
120 E. Liberty Drive,                                                             Vice President (September 2005 to July 2012),
  Suite 400                                               o Since Inception       First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                                 Portfolios L.P.
D.O.B.: 02/70


Kristi A. Maher                 Chief Compliance          o Indefinite Term       Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,           Officer and                                       and First Trust Portfolios L.P.
  Suite 400                     Assistant Secretary       o Since Inception
Wheaton, IL 60187
D.O.B.: 12/66


Roger F. Testin                 Vice President            o Indefinite Term       Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                             and First Trust Portfolios L.P.
  Suite 400                                               o Since Inception
Wheaton, IL 60187
D.O.B.: 06/66


Stan Ueland                     Vice President            o Indefinite Term       Senior Vice President(September 2012 to Present),
120 E. Liberty Drive,                                                             Vice President (August 2005 to September 2012),
  Suite 400                                               o Since Inception       First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                                 Portfolios L.P.
D.O.B.: 11/70

-----------------------------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2015 (UNAUDITED)

PRIVACY POLICY

First Trust values our relationship with you and consider your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis, to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

FIRST TRUST


First Trust Exchange-Traded Fund IV


INVESTMENT ADVISOR

First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT

The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund IV
--------------------------------------------------------------------------------

First Trust Tactical High
Yield ETF (HYLS)


Annual Report
For the Year Ended
October 31, 2015

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                 ANNUAL REPORT
                                OCTOBER 31, 2015

Shareholder Letter...........................................................  1
Fund Performance Overview....................................................  2
Portfolio Commentary.........................................................  5
Understanding Your Fund Expenses.............................................  8
Portfolio of Investments.....................................................  9
Statement of Assets and Liabilities.......................................... 22
Statement of Operations...................................................... 23
Statements of Changes in Net Assets.......................................... 24
Statement of Cash Flows...................................................... 25
Financial Highlights......................................................... 26
Notes to Financial Statements................................................ 27
Report of Independent Registered Public Accounting Firm...................... 34
Additional Information....................................................... 35
Board of Trustees............................................................ 40
Privacy Policy............................................................... 42

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Tactical High Yield ETF; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

               FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS) ANNUAL
                        LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2015

Dear Shareholders:

Thank you for your investment in First Trust Tactical High Yield ETF (the
"Fund").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31, 2015, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

U.S. markets, fueled by accelerating growth and an accommodating Federal Reserve, enjoyed a prosperous year in 2014. However, most of 2015 has been volatile. Economic and global factors, such as the continued conflict in the Middle East, a sharp decline in oil prices and terrorism around the world, have impacted U.S. and global markets. Another factor that has weighed upon U.S. markets for most of the year is the fact that many economists had predicted that the Federal Reserve would begin to raise interest rates in 2015, which has still not happened.

As I have written previously, First Trust believes investors should maintain perspective about the markets and have realistic expectations about their investments. Markets will always go up and down, but we believe that having a long-term investment horizon and being invested in quality products can help you reach your goals.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value the relationship and will continue to focus on our disciplined investment approach and long-term perspective to help investors reach their financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

The primary investment objective of the First Trust Tactical High Yield ETF (the "Fund") is to provide current income. The Fund's secondary investment objective is capital appreciation. The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets under normal market conditions, (plus the amount of any borrowing for investment purposes) in high yield debt securities that are rated below investment grade at the time of purchase or unrated securities deemed by the Fund's advisor to be of comparable quality. Below investment grade securities are those that, at the time of purchase, are rated lower than "BBB-" by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or lower than "Baa3" by Moody's Investors Service, Inc. ("Moody's"), or comparably rated by another nationally recognized statistical rating organization ("NRSRO"). High yield debt securities that are rated below investment grade are commonly referred to as "junk" bonds. Such securities may include U.S. and non-U.S. corporate debt obligations, bank loans and convertible bonds. For purposes of determining whether a security is below investment grade, the lowest available rating will be considered. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

-------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL           CUMULATIVE
                                                                            TOTAL RETURNS          TOTAL RETURNS
                                                         1 Year Ended    Inception (2/25/13)    Inception (2/25/13)
                                                           10/31/15          to 10/31/15            to 10/31/15
FUND PERFORMANCE
NAV                                                         0.80%               4.93%                 13.77%
Market Price                                                1.32%               5.03%                 14.07%

INDEX PERFORMANCE
BofA Merrill Lynch US High Yield
   Constrained Index                                       -2.03%               3.08%                  8.45%
-------------------------------------------------------------------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in the value of an investment over the period indicated. "Cumulative Annual Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of the shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

-----------------------------------------------------------
                                      % OF TOTAL LONG-TERM
INDUSTRY                                   INVESTMENTS
-----------------------------------------------------------
Media                                         12.3%
Health Care Providers & Services              11.9
Hotels, Restaurants & Leisure                  9.4
Food Products                                  7.5
Diversified Telecommunication Services         5.9
Pharmaceuticals                                5.9
Health Care Equipment & Supplies               4.4
Food & Staples Retailing                       4.2
Life Sciences Tools & Services                 3.6
Specialty Retail                               3.6
Real Estate Management &
   Development                                 3.3
Software                                       2.9
Wireless Telecommunication Services            2.8
Aerospace & Defense                            2.8
Professional Services                          2.6
Building Products                              2.1
Containers & Packaging                         1.9
Chemicals                                      1.5
Diversified Consumer Services                  1.3
Trading Companies & Distributors               1.1
Oil, Gas & Consumable Fuels                    1.0
Technology Hardware, Storage &
   Peripherals                                 0.9
Real Estate Investment Trusts                  0.8
Insurance                                      0.8
Independent Power and Renewable
   Electricity Producers                       0.8
Commercial Services & Supplies                 0.8
Auto Components                                0.7
Automobiles                                    0.6
Diversified Financial Services                 0.5
Road & Rail                                    0.4
Machinery                                      0.4
Household Products                             0.4
Health Care Technology                         0.4
Semiconductors & Semiconductor
   Equipment                                   0.3
Consumer Finance                               0.1
IT Services                                    0.1
Internet Retail                                0.0*
Construction Materials                         0.0*
Electric Utilities                             0.0*
                                            --------
     Total                                   100.0%
                                            ========

*  Amount is less than 0.1%.


-----------------------------------------------------------
                                      % OF TOTAL LONG-TERM
ASSET CLASSIFICATION                       INVESTMENTS
-----------------------------------------------------------
Corporate Bonds                               59.5%
Senior Floating-Rate Loan Interests           27.5
Foreign Corporate Bonds                       13.0
                                            --------
     Total                                   100.0%
                                            ========

-----------------------------------------------------------
                                      % OF TOTAL LONG-TERM
CREDIT QUALITY (S&P RATINGS)(1)            INVESTMENTS
-----------------------------------------------------------
BBB                                            0.5%
BB+                                            3.7
BB                                             6.2
BB-                                           13.7
B+                                            17.0
B                                             21.9
B-                                            16.7
CCC+                                          17.6
CCC                                            2.4
CCC-                                           0.1
Not Rated                                      0.2
                                            --------
     Total                                   100.0%
                                            ========

-----------------------------------------------------------
                                      % OF TOTAL LONG-TERM
TOP 10 ISSUERS                            INVESTMENTS
-----------------------------------------------------------
Tenet Healthcare Corp.                         2.7%
Charter Communications Operating LLC           2.5
New HB Acquisition LLC                         2.5
Valeant Pharmaceuticals International,
   Inc.                                        2.3
Numericable U.S. LLC                           2.1
Amaya Holdings B.V.                            2.0
Albertsons LLC                                 2.0
BJ's Wholesale Club, Inc.                      1.9
Sinclair Television Group, Inc.                1.9
Level 3 Financing, Inc.                        1.8
                                            --------
     Total                                    21.7%
                                            ========


(1) The ratings are by Standard & Poor's Rating Group, a division of the McGraw-Hill Companies, Inc. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
              FEBRUARY 25, 2013 - OCTOBER 31, 2015

            First Trust Tactical      BofA Merrill Lynch US High
               High Yield ETF          Yield Constrained Index
2/25/13           $10,000                       $10,000
4/30/13            10,403                        10,308
10/31/13           10,676                        10,458
4/30/14            11,167                        10,956
10/31/14           11,285                        11,070
4/30/15            11,493                        11,238
10/31/15           11,377                        10,845

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 27, 2013 (commencement of trading) through October 31, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                                 NUMBER OF DAYS BID/ASK MIDPOINT          NUMBER OF DAYS BID/ASK MIDPOINT
                                          AT/ABOVE NAV                               BELOW NAV
                              -------------------------------------    -------------------------------------
                              0.00%-    0.50%-    1.00%-               0.00%-    0.50%-    1.00%-
FOR THE PERIOD                0.49%     0.99%     1.99%     >=2.00%    0.49%     0.99%     1.99%     >=2.00%
2/27/13 - 10/31/13              94        37         0          0        37         5         0          0
11/1/13 - 10/31/14             158        29         0          0        63         2         0          0
11/1/14 - 10/31/15             177         8         2          0        60         4         0          0

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                 ANNUAL REPORT
                                OCTOBER 31, 2015


                               INVESTMENT MANAGER

The First Trust Leveraged Finance Team is comprised of eleven experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations personnel. As of October 31, 2015, the First Trust Leveraged Finance Team managed or supervised approximately $1.75 billion in senior secured bank loans and high-yield bonds. These assets are spread across various strategies, including a closed-end fund, an open-end fund, four exchange-traded funds (including the Fund) and a series of unit investment trusts on behalf of retail and institutional clients.

                           PORTFOLIO MANAGEMENT TEAM

WILLIAM HOUSEY, CFA - SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER,
   LEVERAGED FINANCE TEAM
SCOTT D. FRIES, CFA - SENIOR VICE PRESIDENT, PORTFOLIO MANAGER,
   LEVERAGED FINANCE TEAM
PETER FASONE, CFA - VICE PRESIDENT, PORTFOLIO MANAGER,
   LEVERAGED FINANCE TEAM
TODD LARSON, CFA - VICE PRESIDENT, PORTFOLIO MANAGER,
   INVESTMENT GRADE FIXED INCOME TEAM

                                   COMMENTARY

FIRST TRUST TACTICAL HIGH YIELD ETF

The First Trust Tactical High Yield ETF is an actively managed exchange-traded fund. The Fund's primary investment objective is to provide current income. The Fund's secondary objective is capital appreciation.

MARKET RECAP

The 12 months covered by this report were generally stronger for the senior loan market than for the high-yield bond market with trailing 12-month returns of 0.46% and -2.03% for the S&P/LSTA Leveraged Loan Index and the BofA Merrill Lynch US High Yield Constrained Index, respectively. For the first time in quite a while, a healthy dose of volatility was introduced into various markets. The volatility was initially driven largely by the continued decline in energy prices and was further fueled by idiosyncratic credit issues across a number of different industries. For example, headline and regulatory risk drove volatility that rippled throughout the pharmaceutical and healthcare industries. The backdrop during this period of volatility was investor fears over global growth concerns, largely induced by China's slowing growth rate and the potential impact such a deceleration might have on commodities and the global economy. Finally, fueling further volatility in the fixed-income markets was the inconsistent rhetoric from the U.S. Federal Reserve (the "Fed") during the period. Investors have now begun to shift their expectations for the first interest rate increase to the latter part of 2015 or into 2016. Interest rates have indeed been volatile this year, as evidenced by the fact that 10-year Treasury yields opened the period at 2.34%, set an almost two year low on January 30, 2015 at 1.64%, only to rally to a 12-month high of 2.48% in the middle of June, to then fall back down to close October at 2.14%.

Senior Loan Market

The S&P/LSTA Leveraged Loan Index returned 0.46% for the 12-month period ending October 31, 2015. Additionally, performance throughout the period was mixed, with an equal number of positive and negative monthly returns.

From a credit quality perspective, higher credit rated issues provided the strongest performance for the period. Higher quality BB rated issues returned 3.10% in the period, significantly outperforming the returns of lower quality B rated issues at 0.62% and CCC rated issues at -2.12%. The average price of loans in the market began the period at $97.35, remained relatively unchanged until peaking at $97.57 at the end of April, and then fell to end the period at $93.68.(Source: S&P/LCD)

High-Yield Bond Market

The BofA Merrill Lynch US High Yield Constrained Index returned -2.03% for the 12-month period ended October 31, 2015.

Similar to the returns in the senior loan market, higher quality high-yield bonds outperformed lower quality high-yield bonds in the period. Higher quality BB rated issues returned 1.18% in the period, significantly outperforming the returns of lower quality B rated issues at -2.95% and CCC rated issues at -8.74%. The average price of bonds in the market entered the period at a high of $102.41 and ended the period at $94.23. (Source: Bloomberg/JPMorgan)

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                 ANNUAL REPORT
                                OCTOBER 31, 2015

Credit Quality/Default Rates

During the period, the default rate hit a 12-month high of 3.99% in the S&P/LSTA Leveraged Loan Index in January and 3.06% in the JPMorgan High-Yield Bond Universe in February. The higher default rate was driven by the increased volatility in the Oil and Gas and Metals/Mining industries from the continued decline in energy prices. In addition, it was driven higher by the widely anticipated default of Texas Competitive Electric Holdings Co. LLC ("TXU") in April of 2014. TXU is the largest senior loan debt issuer to default and a large high-yield bond issuer. The trailing 12-month default rate in the senior loan and high-yield bond markets declined sharply in April 2015, when TXU's default rolled off and then remained relatively benign, ending the period at 1.32% and 2.21%, respectively, which is well below the long-term average for both asset classes.

Despite the strength of corporate balance sheets today, the lack of near-term debt maturities, and access to robust capital markets, we believe the default rates for both senior loans and high-yield bonds could drift higher in 2016 driven by lower commodity prices. However, we believe that corporate defaults will be modest and if they do increase, they will likely be contained within these cyclical commodity sectors and not systemic to the overall market.

FUND PERFORMANCE

The Fund returned 0.80% on a net asset value ("NAV") basis and 1.32% on a market price basis over the last 12 months, significantly outperforming the BofA Merrill Lynch US High Yield Constrained Index (the "benchmark") return of -2.03% over the same time period.

The Fund's most recent monthly distribution of $0.24 per share is unchanged relative to the distribution paid in October 2014, and has been unchanged for the trailing 12-month period. While current income remains the primary investment objective, we are also focused on total return and are pleased with the performance of the Fund, especially in light of recent volatility. At the end of the period, the effective yield based on this distribution rate was 5.91%.

The main drivers contributing positively to returns in the period were the Fund's underweight allocation to the underperforming Energy sector and the Fund's overweight allocation to the outperforming Healthcare sector. The Fund was overweight the lowest credit quality issues. At the end of October, the Fund held 55.6% in issues rated B and 20.3% in issues rated CCC+ or below (includes not rated securities), compared to 38.6% and 14.1%, respectively, for the benchmark. Although lower rated single B and CCC issues underperformed higher rated BB issues in the period, the Fund's performance was driven by strong asset selection within the B and CCC rated categories relative to the benchmark. Historically, we have maintained lower exposure to lower rated issues relative to the benchmark, however, we believe that given the overall market correction, there has been an improvement in the risk-adjusted return for lower rated credits and an increase in the number of opportunities, excluding certain sectors such as Energy and Metals/Mining. The portfolio included an allocation to senior loans in order to shorten the overall portfolio duration and reduce portfolio volatility. Given the short duration benefit of loans, as well as some compelling relative value opportunities, the Fund increased its allocation to 27.5% of the maximum 40% bucket for senior loans by the end of October. This allocation to loans was accretive to performance as senior loans outperformed high-yield bonds in the period.

The Treasury short position has been a headwind to performance over the past year as Treasury yields have generally declined, however, we continue to believe that the position will be a beneficial component of the Fund if interest rates begin to rise towards the end of 2015 and into 2016, as we believe the Fed will begin to institute a rate hike.

MARKET AND FUND OUTLOOK

While the turmoil in financial markets caused a great deal of concern recently, we believe firmly that this is a correction rather than the beginning of a recession in the U.S. However, we believe during the remainder of the fourth quarter of 2015, there remains a healthy probability that this correction is not yet over and we may indeed see further volatility. The last time U.S. equities declined over 10% (as they did this August) was in 2011. Such a prolonged period of relative stability can sometimes lead to financial market complacency. Corrections are largely technical in nature (rather than fundamental) and can reprice risk, akin to throwing the baby out with the bath water, thereby creating potential opportunities. As such, we view this current correction as a healthy opportunity for patient investors willing to wait for fundamentals to drive returns again. Our outlook for U.S. credit markets including senior bank loans and high-yield bonds is consistent with our prior outlook. We believe the

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                 ANNUAL REPORT
                                OCTOBER 31, 2015

combination of strong technical tailwinds created by global central bank policy, attractive valuations within the credit markets, a below trend default rate environment, modest but healthy economic growth and sound corporate fundamentals provide a firm backdrop for potential returns in the periods ahead. We continue to believe that steadily improving economic data (GDP growth of approximately 2.0%-2.5% and the improved unemployment picture) will provide the Fed with the motivation it requires to begin the process of raising interest rates in the near-term.

We believe today's high-yield bond yields (yield-to-worst) and spreads over U.S. Treasuries remain attractive at 7.39%, and 586 basis points ("bps"), respectively as of October 31, 2015. While weak pricing in energy (oil & gas) and metals/mining commodities (coal & iron ore) may lead to higher defaults within the high-yield bond market, we believe those defaults will likely be contained within those specific sectors, and hence, not necessarily systemic to other areas of the market. We have maintained a significant underweight position in energy and metals/mining, which has proven beneficial in the wake of the commodity price declines. Importantly, energy-induced volatility is likely to weigh on the high-yield bond benchmark, which we believe further supports the rationale for active decision making, rather than passive investing, within the high-yield credit market.

Retail investors have been reducing exposure to senior loans in the wake of declining Treasury yields, while institutional investors have simultaneously embraced senior loans. We believe that with a potential increase in the Federal Funds rate on the horizon, we'll likely begin to see greater demand for senior loans in the coming months from retail investors. Based on current valuations, we believe senior loans, given their senior secured position in the capital structure and floating interest rate, are well positioned as we move through the remainder of 2015 and into 2016. We believe the respite in retail demand has helped to somewhat balance supply and demand within the senior loan market, given reduced new senior loan issuance that resulted from new regulatory constraints that have been placed on banks issuing senior loans. Moreover, as high-yield bond funds suffered redemptions throughout the last few months, we believe they were selling some of their senior loan positions, given how well loans held up relative to the broad high-yield market. This supply has also supported a balanced market, in our opinion.

In summary, we believe that both the high-yield bond and senior loan markets offer compelling opportunities today, principally within an actively managed framework where risk can be appropriately managed. As we evaluate new investment opportunities, decisions will continue to be rooted in our rigorous bottom-up credit analysis and will focus on the opportunities that we believe offer the best risk and reward balance. Despite the many distractions that ebb and flow every quarter, we remain firmly focused on finding value in the high-yield bond and senior loan markets.

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2015 (UNAUDITED)

As a shareholder of First Trust Tactical High Yield ETF (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2015.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO
                                                     BEGINNING            ENDING          BASED ON THE         EXPENSES PAID
                                                   ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH            DURING THE
                                                    MAY 1, 2015      OCTOBER 31, 2015        PERIOD         SIX-MONTH PERIOD (a)
--------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
Actual                                               $1,000.00          $  989.60             1.19%                $5.97
Hypothetical (5% return before expenses)             $1,000.00          $1,019.21             1.19%                $6.06

(a) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (May 1, 2015 through October 31, 2015), multiplied by 184/365 (to reflect the one-half year period).

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2015

   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
CORPORATE BONDS -- 61.5%

                  AEROSPACE & DEFENSE -- 2.0%
$      2,068,000  Aerojet Rocketdyne Holdings, Inc. (a)...........................     7.13%        03/15/21    $     2,184,325
       4,650,000  DigitalGlobe, Inc. (a) (b)......................................     5.25%        02/01/21          4,206,297
         100,000  Orbital ATK, Inc................................................     5.25%        10/01/21            102,750
       1,500,000  TransDigm, Inc..................................................     7.50%        07/15/21          1,590,000
       2,000,000  TransDigm, Inc..................................................     6.00%        07/15/22          2,030,000
         500,000  TransDigm, Inc..................................................     6.50%        07/15/24            511,250
                                                                                                                ---------------
                                                                                                                     10,624,622
                                                                                                                ---------------
                  AGRICULTURAL PRODUCTS -- 1.3%
       5,000,000  Darling Ingredients, Inc. (a)...................................     5.38%        01/15/22          4,981,250
       2,125,000  Pinnacle Operating Corp. (a) (b)................................     9.00%        11/15/20          2,066,563
                                                                                                                ---------------
                                                                                                                      7,047,813
                                                                                                                ---------------
                  ALTERNATIVE CARRIERS -- 1.7%
       7,437,000  Level 3 Communications, Inc. (a)................................     5.75%        12/01/22          7,641,518
         500,000  Level 3 Financing, Inc..........................................     5.38%        08/15/22            510,625
         500,000  Level 3 Financing, Inc. (b).....................................     5.13%        05/01/23            506,250
                                                                                                                ---------------
                                                                                                                      8,658,393
                                                                                                                ---------------
                  APPLICATION SOFTWARE -- 1.6%
         400,000  ACI Worldwide, Inc. (a) (b).....................................     6.38%        08/15/20            419,000
       1,125,000  Audatex North America, Inc. (a) (b).............................     6.00%        06/15/21          1,137,105
         125,000  Audatex North America, Inc. (b).................................     6.13%        11/01/23            126,250
       1,250,000  Infor US, Inc. (b)..............................................     5.75%        08/15/20          1,278,125
       5,400,000  Infor US, Inc. (b)..............................................     6.50%        05/15/22          5,130,000
                                                                                                                ---------------
                                                                                                                      8,090,480
                                                                                                                ---------------
                  AUTO PARTS & EQUIPMENT -- 0.6%
         425,000  American Axle & Manufacturing, Inc. (a).........................     7.75%        11/15/19            477,062
       1,000,000  American Axle & Manufacturing, Inc..............................     6.63%        10/15/22          1,067,500
         250,000  Dana Holding Corp...............................................     5.38%        09/15/21            255,938
       1,085,000  MPG Holdco I, Inc...............................................     7.38%        10/15/22          1,158,238
                                                                                                                ---------------
                                                                                                                      2,958,738
                                                                                                                ---------------
                  BROADCASTING -- 5.0%
       7,065,000  Gray Television, Inc. (a).......................................     7.50%        10/01/20          7,400,234
       1,375,000  LIN Television Corp. (b)........................................     5.88%        11/15/22          1,388,750
       3,812,000  Nexstar Broadcasting, Inc. (a)..................................     6.88%        11/15/20          3,954,950
       1,800,000  Nexstar Broadcasting, Inc. (b)..................................     6.13%        02/15/22          1,804,500
         495,000  Sinclair Television Group, Inc..................................     5.38%        04/01/21            498,094
       3,430,000  Sinclair Television Group, Inc. (a).............................     6.38%        11/01/21          3,550,050
       4,000,000  Sinclair Television Group, Inc. (a).............................     6.13%        10/01/22          4,129,999
       2,000,000  Sinclair Television Group, Inc. (b).............................     5.63%        08/01/24          1,967,500
       1,000,000  Univision Communications, Inc. (b)..............................     5.13%        05/15/23            995,000
         250,000  Univision Communications, Inc. (b)..............................     5.13%        02/15/25            246,250
                                                                                                                ---------------
                                                                                                                     25,935,327
                                                                                                                ---------------
                  BUILDING PRODUCTS -- 0.2%
         500,000  Allegion US Holding Co., Inc. (a)...............................     5.75%        10/01/21            527,500
         125,000  American Builders & Contractors Supply Co., Inc. (b)............     5.63%        04/15/21            129,063
         500,000  Hillman Group (The), Inc. (b)...................................     6.38%        07/15/22            468,750
                                                                                                                ---------------
                                                                                                                      1,125,313
                                                                                                                ---------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2015

   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  CABLE & SATELLITE -- 3.7%
$     12,500,000  CCO Holdings LLC / CCO Holdings Capital Corp. (a)...............     5.75%        01/15/24    $    12,718,749
       2,000,000  Cequel Communications Holdings I LLC / Cequel Capital
                     Corp. (b)....................................................     6.38%        09/15/20          2,010,000
       2,000,000  Cequel Communications Holdings I LLC / Cequel Capital
                     Corp. (a) (b)................................................     5.13%        12/15/21          1,928,980
       2,500,000  DISH DBS Corp...................................................     5.88%        11/15/24          2,397,500
         100,000  Mediacom Broadband LLC / Mediacom Broadband Corp................     5.50%        04/15/21             97,125
                                                                                                                ---------------
                                                                                                                     19,152,354
                                                                                                                ---------------
                  CASINOS & GAMING -- 2.9%
       1,900,000  Caesars Growth Properties Holdings LLC / Caesars Growth
                     Properties Finance, Inc......................................     9.38%        05/01/22          1,581,750
         250,000  Isle of Capri Casinos, Inc......................................     5.88%        03/15/21            264,375
       6,600,000  MGM Resorts International (a)...................................     7.75%        03/15/22          7,350,749
       2,200,000  MGM Resorts International (a)...................................     6.00%        03/15/23          2,238,500
       3,385,000  Station Casinos LLC (a).........................................     7.50%        03/01/21          3,630,413
                                                                                                                ---------------
                                                                                                                     15,065,787
                                                                                                                ---------------
                  COMMODITY CHEMICALS -- 0.1%
         825,000  Tronox Finance LLC (a)..........................................     6.38%        08/15/20            591,690
                                                                                                                ---------------
                  COMPUTER & ELECTRONICS RETAIL -- 0.2%
         850,000  Energizer Holdings, Inc. (b)....................................     5.50%        06/15/25            869,125
                                                                                                                ---------------
                  CONSTRUCTION MACHINERY & HEAVY TRUCKS -- 0.1%
         550,000  Oshkosh Corp....................................................     5.38%        03/01/22            565,125
                                                                                                                ---------------
                  CONSTRUCTION MATERIALS -- 0.0%
         200,000  Summit Materials LLC / Summit Materials Finance Corp............     6.13%        07/15/23            200,000
                                                                                                                ---------------
                  DIVERSIFIED REAL ESTATE ACTIVITIES -- 3.4%
       5,810,000  KB Home (a).....................................................     7.00%        12/15/21          5,911,675
         500,000  KB Home.........................................................     7.63%        05/15/23            510,000
       1,000,000  Meritage Homes Corp.............................................     7.00%        04/01/22          1,100,000
       1,275,000  Taylor Morrison Communities, Inc. / Monarch Communities,
                     Inc. (a) (b).................................................     5.25%        04/15/21          1,290,938
       3,000,000  Taylor Morrison Communities, Inc. / Monarch Communities,
                     Inc. (b).....................................................     5.88%        04/15/23          3,052,500
       5,635,000  TRI Pointe Holdings, Inc. (a)...................................     5.88%        06/15/24          5,663,175
                                                                                                                ---------------
                                                                                                                     17,528,288
                                                                                                                ---------------
                  DIVERSIFIED REITS (REAL ESTATE INVESTMENT TRUSTS) -- 0.1%
         250,000  iStar, Inc......................................................     4.88%        07/01/18            247,188
         100,000  iStar, Inc......................................................     5.00%        07/01/19             98,250
                                                                                                                ---------------
                                                                                                                        345,438
                                                                                                                ---------------
                  FERTILIZERS & AGRICULTURAL CHEMICALS -- 0.0%
         100,000  Scotts Miracle-Gro (The) Co. (b)................................     6.00%        10/15/23            105,750
                                                                                                                ---------------
                  FOOD DISTRIBUTORS -- 0.3%
       1,463,000  KeHE Distributors LLC / KeHE Finance Corp. (a) (b)..............     7.63%        08/15/21          1,547,123
                                                                                                                ---------------
                  HEALTH CARE EQUIPMENT -- 4.4%
       1,500,000  Alere, Inc......................................................     7.25%        07/01/18          1,569,375
       3,834,000  Alere, Inc. (a).................................................     6.50%        06/15/20          3,977,775
       1,750,000  Alere, Inc. (b).................................................     6.38%        07/01/23          1,824,375
       6,950,000  DJO Finco, Inc. / DJO Finance LLC / DJO Finance Corp. (b).......     8.13%        06/15/21          6,915,249
         700,000  Hill-Rom Holdings, Inc. (b).....................................     5.75%        09/01/23            717,500


Page 10                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2015

   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  HEALTH CARE EQUIPMENT (CONTINUED)
$        750,000  Kinetic Concepts, Inc. / KCI USA, Inc...........................     10.50%       11/01/18    $       793,800
       6,800,000  Kinetic Concepts, Inc. / KCI USA, Inc. (a)......................     12.50%       11/01/19          7,233,499
                                                                                                                ---------------
                                                                                                                     23,031,573
                                                                                                                ---------------
                  HEALTH CARE FACILITIES -- 7.7%
         100,000  Acadia Healthcare Co., Inc......................................     5.63%        02/15/23            100,625
       9,000,000  CHS/Community Health Systems, Inc. (a)..........................     6.88%        02/01/22          9,112,499
         242,000  HealthSouth Corp. (a)...........................................     7.75%        09/15/22            252,890
         250,000  HealthSouth Corp................................................     5.13%        03/15/23            246,875
         700,000  HealthSouth Corp. (b)...........................................     5.75%        11/01/24            703,500
       1,200,000  HealthSouth Corp................................................     5.75%        11/01/24          1,206,000
         250,000  HealthSouth Corp. (b)...........................................     5.75%        09/15/25            250,156
       4,500,000  Kindred Healthcare, Inc. (b)....................................     8.00%        01/15/20          4,713,750
       2,000,000  Kindred Healthcare, Inc. (a)....................................     6.38%        04/15/22          1,897,500
         500,000  LifePoint Health, Inc...........................................     5.50%        12/01/21            508,750
       6,500,000  Select Medical Corp. (a)........................................     6.38%        06/01/21          5,785,000
       1,000,000  Tenet Healthcare Corp...........................................     5.50%        03/01/19            990,000
         500,000  Tenet Healthcare Corp...........................................     6.00%        10/01/20            542,500
       7,500,000  Tenet Healthcare Corp. (a)......................................     8.13%        04/01/22          7,968,749
       5,000,000  Tenet Healthcare Corp...........................................     6.75%        06/15/23          4,987,500
         750,000  Vantage Oncology LLC / Vantage Oncology Finance Co. (b).........     9.50%        06/15/17            678,750
                                                                                                                ---------------
                                                                                                                     39,945,044
                                                                                                                ---------------
                  HEALTH CARE SERVICES -- 1.9%
       2,700,000  Amsurg Corp. (a)................................................     5.63%        07/15/22          2,662,875
       1,000,000  DaVita HealthCare Partners, Inc.................................     5.00%        05/01/25            995,198
       2,000,000  Envision Healthcare Corp. (b)...................................     5.13%        07/01/22          1,950,000
       1,000,000  ExamWorks Group, Inc............................................     5.63%        04/15/23          1,043,750
       3,040,000  Surgical Care Affiliates, Inc. (b)..............................     6.00%        04/01/23          3,070,400
                                                                                                                ---------------
                                                                                                                      9,722,223
                                                                                                                ---------------
                  HEALTH CARE TECHNOLOGY -- 0.1%
         305,000  MedAssets, Inc..................................................     8.00%        11/15/18            311,481
                                                                                                                ---------------
                  HOMEFURNISHING RETAIL -- 1.4%
       6,730,000  Serta Simmons Bedding LLC (a) (b)...............................     8.13%        10/01/20          7,167,450
         100,000  Tempur Sealy International, Inc. (b)............................     5.63%        10/15/23            105,250
                                                                                                                ---------------
                                                                                                                      7,272,700
                                                                                                                ---------------
                  HOTELS, RESORTS & CRUISE LINES -- 0.6%
       1,000,000  ESH Hospitality, Inc. (b).......................................     5.25%        05/01/25          1,008,700
       2,100,000  FelCor Lodging LP...............................................     6.00%        06/01/25          2,184,000
                                                                                                                ---------------
                                                                                                                      3,192,700
                                                                                                                ---------------
                  HOUSEHOLD PRODUCTS -- 0.4%
       2,000,000  Spectrum Brands, Inc. (b).......................................     6.13%        12/15/24          2,165,000
                                                                                                                ---------------
                  INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.8%
         500,000  Calpine Corp....................................................     5.50%        02/01/24            477,500
       1,400,000  Dynegy, Inc.....................................................     7.63%        11/01/24          1,410,500
       1,109,000  NRG Energy, Inc. (a)............................................     7.88%        05/15/21          1,109,000
       1,500,000  NRG Energy, Inc.................................................     6.25%        07/15/22          1,387,500
                                                                                                                ---------------
                                                                                                                      4,384,500
                                                                                                                ---------------
                  INDUSTRIAL MACHINERY -- 0.3%
       1,650,000  Signode Industrial Group Lux SA/Signode Industrial Group
                     US, Inc. (a) (b).............................................     6.38%        05/01/22          1,555,125
                                                                                                                ---------------


                        See Notes to Financial Statements                Page 11

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2015

   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  INSURANCE BROKERS -- 0.2%
$      1,000,000  HUB International Ltd. (b)......................................     7.88%        10/01/21    $     1,000,000
                                                                                                                ---------------
                  INTEGRATED TELECOMMUNICATION SERVICES -- 1.3%
         825,000  Cincinnati Bell, Inc. (a).......................................     8.38%        10/15/20            862,125
       1,000,000  Frontier Communications Corp....................................     7.13%        03/15/19          1,019,700
         375,000  Frontier Communications Corp. (b)...............................     8.88%        09/15/20            390,233
         280,000  Frontier Communications Corp....................................     6.25%        09/15/21            251,440
       2,325,000  Frontier Communications Corp. (a)...............................     8.75%        04/15/22          2,249,438
         750,000  Frontier Communications Corp. (b)...............................    10.50%        09/15/22            780,000
       1,000,000  GCI, Inc........................................................     6.88%        04/15/25          1,035,000
         500,000  Windstream Services LLC.........................................     7.75%        10/15/20            451,875
                                                                                                                ---------------
                                                                                                                      7,039,811
                                                                                                                ---------------
                  INTERNET RETAIL -- 0.0%
         250,000  Netflix, Inc. (b)...............................................     5.88%        02/15/25            265,625
                                                                                                                ---------------
                  LEISURE FACILITIES -- 0.7%
       1,650,000  Cedar Fair LP / Canada's Wonderland Co. / Magnum
                     Management Corp. (a).........................................     5.25%        03/15/21          1,728,375
       1,775,000  Six Flags Entertainment Corp. (b)...............................     5.25%        01/15/21          1,850,438
                                                                                                                ---------------
                                                                                                                      3,578,813
                                                                                                                ---------------
                  LIFE SCIENCES TOOLS & SERVICES -- 2.4%
       4,750,000  Crimson Merger Sub, Inc. (a) (b)................................     6.63%        05/15/22          4,126,563
       3,450,000  Immucor, Inc. (a)...............................................    11.13%        08/15/19          3,553,500
       2,000,000  inVentiv Health, Inc. (b).......................................     9.00%        01/15/18          2,070,000
         500,000  inVentiv Health, Inc............................................    10.00%        08/15/18            487,500
       2,100,000  Jaguar Holding Co. II / Pharmaceutical Product Development
                     LLC (b)......................................................     6.38%        08/01/23          2,107,875
                                                                                                                ---------------
                                                                                                                     12,345,438
                                                                                                                ---------------
                  METAL & GLASS CONTAINERS -- 0.1%
         400,000  Owens-Brockway Glass Container, Inc. (b)........................     5.88%        08/15/23            425,250
                                                                                                                ---------------
                  MOVIES & ENTERTAINMENT -- 0.6%
       1,625,000  Cinemark USA, Inc. (a)..........................................     4.88%        06/01/23          1,608,750
       1,100,000  Live Nation Entertainment, Inc. (a) (b).........................     5.38%        06/15/22          1,127,500
         500,000  Regal Entertainment Group.......................................     5.75%        03/15/22            518,125
                                                                                                                ---------------
                                                                                                                      3,254,375
                                                                                                                ---------------
                  OIL & GAS EXPLORATION & PRODUCTION -- 0.3%
         500,000  American Energy-Permian Basin LLC / AEPB Finance
                     Corp. (b)....................................................     7.13%        11/01/20            271,250
       1,000,000  Rice Energy, Inc. (b)...........................................     7.25%        05/01/23            930,000
         250,000  Sanchez Energy Corp.............................................     7.75%        06/15/21            200,000
         125,000  Sanchez Energy Corp.............................................     6.13%        01/15/23             91,250
                                                                                                                ---------------
                                                                                                                      1,492,500
                                                                                                                ---------------
                  OIL & GAS REFINING & MARKETING -- 0.1%
         250,000  CITGO Petroleum Corp. (b).......................................     6.25%        08/15/22            246,250
         187,500  Murphy Oil USA, Inc.............................................     6.00%        08/15/23            198,750
                                                                                                                ---------------
                                                                                                                        445,000
                                                                                                                ---------------
                  OIL & GAS STORAGE & TRANSPORTATION -- 0.6%
         875,000  Crestwood Midstream Partners LP / Crestwood Midstream
                     Finance Corp. (a)............................................     6.13%        03/01/22            756,875


Page 12                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2015

   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  OIL & GAS STORAGE & TRANSPORTATION (CONTINUED)
$        100,000  Crestwood Midstream Partners LP / Crestwood Midstream
                     Finance Corp. (b)............................................     6.25%        04/01/23    $        85,500
       1,750,000  Holly Energy Partners LP / Holly Energy Finance Corp. (a).......     6.50%        03/01/20          1,750,000
         312,000  Summit Midstream Holdings LLC / Summit Midstream
                     Finance Corp.................................................     5.50%        08/15/22            273,000
         196,000  Tesoro Logistics LP / Tesoro Logistics Finance Corp.............     5.88%        10/01/20            204,820
                                                                                                                ---------------
                                                                                                                      3,070,195
                                                                                                                ---------------
                  OTHER DIVERSIFIED FINANCIAL SERVICES -- 0.3%
       1,500,000  First Data Corp. (a) (b)........................................     8.25%        01/15/21          1,576,875
                                                                                                                ---------------
                  PACKAGED FOODS & MEATS -- 3.5%
       6,795,000  JBS USA LLC / JBS USA Finance, Inc. (b).........................     5.88%        07/15/24          6,676,087
       1,500,000  JBS USA LLC / JBS USA Finance, Inc. (b).........................     5.75%        06/15/25          1,458,750
       1,600,000  Pilgrim's Pride Corp. (b).......................................     5.75%        03/15/25          1,640,000
       2,125,000  Post Holdings, Inc. (b).........................................     6.75%        12/01/21          2,204,688
       3,750,000  Post Holdings, Inc..............................................     7.38%        02/15/22          3,965,062
         800,000  Post Holdings, Inc. (b).........................................     6.00%        12/15/22            807,000
       1,250,000  Post Holdings, Inc. (b).........................................     7.75%        03/15/24          1,334,375
                                                                                                                ---------------
                                                                                                                     18,085,962
                                                                                                                ---------------
                  PAPER PACKAGING -- 0.4%
       2,250,000  Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC /
                     Reynolds Group Issuer Lu (a).................................     5.75%        10/15/20          2,345,625
                                                                                                                ---------------
                  PHARMACEUTICALS -- 1.7%
       2,200,000  Endo Finance LLC (b)............................................     5.75%        01/15/22          2,161,500
       1,000,000  Endo Finance LLC / Endo Finco, Inc. (a) (b).....................     7.25%        01/15/22          1,042,500
       6,075,000  Valeant Pharmaceuticals International (a) (b)...................     6.75%        08/15/21          5,437,125
                                                                                                                ---------------
                                                                                                                      8,641,125
                                                                                                                ---------------
                  RESEARCH & CONSULTING SERVICES -- 0.2%
       1,125,000  Nielsen Finance LLC / Nielsen Finance Co. (b)...................     5.00%        04/15/22          1,147,500
                                                                                                                ---------------
                  RESTAURANTS -- 0.1%
         750,000  Seminole Hard Rock Entertainment, Inc. / Seminole Hard Rock
                     International LLC (b)........................................     5.88%        05/15/21            751,875
                                                                                                                ---------------
                  SEMICONDUCTORS -- 0.3%
         850,000  Freescale Semiconductor, Inc. (b)...............................     6.00%        01/15/22            907,375
         500,000  Micron Technology, Inc..........................................     5.88%        02/15/22            510,625
                                                                                                                ---------------
                                                                                                                      1,418,000
                                                                                                                ---------------
                  SPECIALIZED FINANCE -- 0.2%
       1,000,000  MSCI, Inc. (b)..................................................     5.75%        08/15/25          1,057,000
                                                                                                                ---------------
                  SPECIALIZED REITS (REAL ESTATE INVESTMENT TRUSTS) -- 0.3%
         375,000  DuPont Fabros Technology LP.....................................     5.88%        09/15/21            395,625
         250,000  DuPont Fabros Technology LP.....................................     5.63%        06/15/23            257,500
         400,000  GEO Group (The), Inc............................................     5.88%        01/15/22            408,500
         750,000  GEO Group (The), Inc............................................     5.88%        10/15/24            761,250
                                                                                                                ---------------
                                                                                                                      1,822,875
                                                                                                                ---------------
                  SPECIALTY CHEMICALS -- 1.0%
       2,450,000  Hexion, Inc. (a)................................................     6.63%        04/15/20          2,088,625


                        See Notes to Financial Statements                Page 13

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2015

   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  SPECIALTY CHEMICALS (CONTINUED)
$        400,000  OMNOVA Solutions, Inc...........................................     7.88%        11/01/18    $       401,500
       3,250,000  Platform Specialty Products Corp. (a) (b).......................     6.50%        02/01/22          2,778,750
                                                                                                                ---------------
                                                                                                                      5,268,875
                                                                                                                ---------------
                  SPECIALTY RETAIL: AUTOMOTIVE RETAIL -- 0.3%
       1,500,000  Asbury Automotive Group, Inc....................................     6.00%        12/15/24          1,593,750
                                                                                                                ---------------
                  SPECIALTY STORES -- 1.1%
       4,575,000  Argos Merger Sub, Inc. (b)......................................     7.13%        03/15/23          4,826,625
         375,000  Dollar Tree, Inc. (b)...........................................     5.25%        03/01/20            392,813
         375,000  Dollar Tree, Inc. (b)...........................................     5.75%        03/01/23            397,031
                                                                                                                ---------------
                                                                                                                      5,616,469
                                                                                                                ---------------
                  SYSTEMS SOFTWARE -- 0.2%
         975,000  BMC Software Finance, Inc. (a) (b)..............................     8.13%        07/15/21            758,063
         500,000  BMC Software, Inc...............................................     7.25%        06/01/18            441,875
                                                                                                                ---------------
                                                                                                                      1,199,938
                                                                                                                ---------------
                  TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS -- 0.4%
       2,000,000  Equinix, Inc....................................................     5.38%        01/01/22          2,099,400
                                                                                                                ---------------
                  TIRES & RUBBER -- 0.1%
         250,000  Goodyear Tire & Rubber (The) Co. (a)............................     8.25%        08/15/20            262,438
         450,000  Goodyear Tire & Rubber (The) Co. (a)............................     6.50%        03/01/21            479,812
                                                                                                                ---------------
                                                                                                                        742,250
                                                                                                                ---------------
                  TRADING COMPANIES & DISTRIBUTORS -- 1.1%
         500,000  Ashtead Capital, Inc. (a) (b)...................................     6.50%        07/15/22            538,750
       3,100,000  BlueLine Rental Finance Corp. (a) (b)...........................     7.00%        02/01/19          3,142,625
         850,000  United Rentals North America, Inc. (a)..........................     7.63%        04/15/22            926,594
       1,000,000  United Rentals North America, Inc...............................     5.75%        11/15/24          1,020,000
         250,000  United Rentals North America, Inc...............................     5.50%        07/15/25            250,313
                                                                                                                ---------------
                                                                                                                      5,878,282
                                                                                                                ---------------
                  TRUCKING -- 0.3%
         300,000  Avis Budget Car Rental LLC / Avis Budget Finance, Inc. (b)......     5.13%        06/01/22            307,347
         875,000  Avis Budget Car Rental LLC / Avis Budget Finance, Inc. (a)......     5.50%        04/01/23            910,000
         250,000  Hertz (The) Corp................................................     7.38%        01/15/21            261,405
                                                                                                                ---------------
                                                                                                                      1,478,752
                                                                                                                ---------------
                  WIRELESS TELECOMMUNICATION SERVICES -- 2.9%
       4,000,000  Sprint Capital Corp.............................................     6.90%        05/01/19          3,850,000
       2,250,000  Sprint Communications, Inc. (a).................................     7.00%        08/15/20          2,092,500
       2,750,000  Sprint Corp. (a)................................................     7.25%        09/15/21          2,533,438
       1,560,000  T-Mobile USA, Inc...............................................     6.73%        04/28/22          1,614,600
         150,000  T-Mobile USA, Inc...............................................     6.00%        03/01/23            149,906
       2,500,000  T-Mobile USA, Inc...............................................     6.63%        04/01/23          2,560,150
       2,000,000  T-Mobile USA, Inc...............................................     6.84%        04/28/23          2,070,000
                                                                                                                ---------------
                                                                                                                     14,870,594
                                                                                                                ---------------
                  TOTAL CORPORATE BONDS.......................................................................      320,503,866
                  (Cost $325,125,198)                                                                           ---------------


Page 14                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2015

   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
FOREIGN CORPORATE BONDS -- 13.5%

                  AEROSPACE & DEFENSE -- 0.7%
$        750,000  Bombardier, Inc. (b)............................................     5.50%        09/15/18    $       706,875
       2,000,000  Bombardier, Inc. (b)............................................     7.75%        03/15/20          1,755,000
       1,833,000  Bombardier, Inc. (a) (b)........................................     6.00%        10/15/22          1,420,575
                                                                                                                ---------------
                                                                                                                      3,882,450
                                                                                                                ---------------
                  ALTERNATIVE CARRIERS -- 0.7%
       2,000,000  Intelsat Luxembourg SA..........................................     6.75%        06/01/18          1,785,000
       2,650,000  Intelsat Luxembourg SA (a)......................................     7.75%        06/01/21          1,576,750
                                                                                                                ---------------
                                                                                                                      3,361,750
                                                                                                                ---------------
                  AUTOMOBILE MANUFACTURERS -- 0.6%
       3,000,000  Fiat Chrysler Automobiles NV....................................     5.25%        04/15/23          3,000,000
                                                                                                                ---------------
                  BUILDING PRODUCTS -- 1.0%
         250,000  Allegion PLC....................................................     5.88%        09/15/23            262,500
       3,880,000  Cemex SAB de CV (b).............................................     7.25%        01/15/21          3,986,700
       1,100,000  Masonite International Corp. (b)................................     5.63%        03/15/23          1,155,000
                                                                                                                ---------------
                                                                                                                      5,404,200
                                                                                                                ---------------
                  CABLE & SATELLITE -- 0.2%
         750,000  Virgin Media Finance PLC (b)....................................     6.00%        10/15/24            758,438
         200,000  Virgin Media Finance PLC (b)....................................     5.75%        01/15/25            197,000
                                                                                                                ---------------
                                                                                                                        955,438
                                                                                                                ---------------
                  CASINOS & GAMING -- 1.0%
         250,000  International Game Technology PLC (b)...........................     5.63%        02/15/20            254,375
       2,000,000  MCE Finance Ltd. (b)............................................     5.00%        02/15/21          1,882,600
       3,240,000  Wynn Macau Ltd. (b).............................................     5.25%        10/15/21          2,980,800
                                                                                                                ---------------
                                                                                                                      5,117,775
                                                                                                                ---------------
                  DIVERSIFIED CHEMICALS -- 0.4%
       1,600,000  INEOS Group Holdings SA (a) (b).................................     6.13%        08/15/18          1,618,000
         250,000  INEOS Group Holdings SA (b).....................................     5.88%        02/15/19            250,938
                                                                                                                ---------------
                                                                                                                      1,868,938
                                                                                                                ---------------
                  HEALTH CARE SUPPLIES -- 0.1%
         400,000  ConvaTec Healthcare E SA (a) (b)................................    10.50%        12/15/18            414,000
                                                                                                                ---------------
                  INTEGRATED TELECOMMUNICATION SERVICES -- 2.2%
      11,500,000  Numericable-SFR SAS (a) (b).....................................     6.00%        05/15/22         11,557,499
                                                                                                                ---------------
                  METAL & GLASS CONTAINERS -- 0.9%
       1,088,858  Ardagh Finance Holdings SA (b) (c)..............................     8.63%        06/15/19          1,146,023
       2,126,000  Ardagh Packaging Finance PLC / Ardagh Holdings USA,
                     Inc. (b).....................................................     6.25%        01/31/19          2,160,547
       1,188,177  Ardagh Packaging Finance PLC / Ardagh Holdings USA,
                     Inc. (a) (b).................................................     7.00%        11/15/20          1,197,088
         250,000  Ardagh Packaging Finance PLC / Ardagh Holdings USA,
                     Inc. (b).....................................................     6.75%        01/31/21            257,500
                                                                                                                ---------------
                                                                                                                      4,761,158
                                                                                                                ---------------
                  PAPER PACKAGING -- 0.5%
       1,000,000  Cascades, Inc. (b)..............................................     5.50%        07/15/22            976,250
       1,500,000  Coveris Holdings SA (a) (b).....................................     7.88%        11/01/19          1,432,500
                                                                                                                ---------------
                                                                                                                      2,408,750
                                                                                                                ---------------


                        See Notes to Financial Statements                Page 15

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2015

   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
FOREIGN CORPORATE BONDS (CONTINUED)

                  PHARMACEUTICALS -- 3.7%
$      5,300,000  Capsugel SA (a) (b) (d).........................................     7.00%        05/15/19    $     5,349,687
       2,580,000  Endo Ltd. / Endo Finance LLC / Endo Finco, Inc. (b).............     6.00%        07/15/23          2,592,900
         385,000  Endo Ltd. / Endo Finance LLC / Endo Finco, Inc. (b).............     6.00%        02/01/25            384,038
         500,000  Grifols Worldwide Operations Ltd................................     5.25%        04/01/22            518,750
       1,000,000  Mallinckrodt International Finance SA/Mallinckrodt
                     CB LLC (b)...................................................     5.75%        08/01/22            955,620
       1,000,000  Mallinckrodt International Finance SA/Mallinckrodt
                     CB LLC (b)...................................................     5.63%        10/15/23            948,750
       1,750,000  Mallinckrodt International Finance SA/Mallinckrodt
                     CB LLC (b)...................................................     5.50%        04/15/25          1,600,708
       2,040,000  Valeant Pharmaceuticals International, Inc. (b).................     5.38%        03/15/20          1,785,000
       1,000,000  Valeant Pharmaceuticals International, Inc. (b).................     7.50%        07/15/21            917,500
       3,250,000  Valeant Pharmaceuticals International, Inc. (b).................     5.88%        05/15/23          2,752,343
       2,000,000  Valeant Pharmaceuticals International, Inc. (b).................     6.13%        04/15/25          1,692,500
                                                                                                                ---------------
                                                                                                                     19,497,796
                                                                                                                ---------------
                  RESEARCH & CONSULTING SERVICES -- 0.2%
         825,000  Nielsen Co. Luxembourg S.A.R.L. (The) (b).......................     5.50%        10/01/21            858,000
                                                                                                                ---------------
                  RESTAURANTS -- 0.7%
       3,650,000  Burger King Corp. (a) (b).......................................     6.00%        04/01/22          3,827,938
                                                                                                                ---------------
                  SECURITY & ALARM SERVICES -- 0.6%
       1,000,000  Garda World Security Corp. (b)..................................     7.25%        11/15/21            917,500
       2,500,000  Garda World Security Corp. (a) (b)..............................     7.25%        11/15/21          2,293,750
                                                                                                                ---------------
                                                                                                                      3,211,250
                                                                                                                ---------------
                  TOTAL FOREIGN CORPORATE BONDS...............................................................       70,126,942
                  (Cost $73,744,274)                                                                            ---------------


   PRINCIPAL                                                                                         STATED
     VALUE                                  DESCRIPTION                               RATE (e)    MATURITY (f)       VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS -- 28.4%

                  AEROSPACE & DEFENSE -- 0.1%
         316,507  DynCorp International, Inc., Term Loan..........................     6.25%        07/07/16            306,695
                                                                                                                ---------------
                  ALTERNATIVE CARRIERS -- 0.3%
         343,000  Intelsat (Luxembourg) S.A., Tranche B-2 Term Loan...............     3.75%        06/30/19            331,976
       1,000,000  Level 3 Financing, Inc., Tranche B-II 2022 Term Loan............     3.50%        05/31/22            997,500
                                                                                                                ---------------
                                                                                                                      1,329,476
                                                                                                                ---------------
                  APPLICATION SOFTWARE -- 0.1%
         410,256  Informatica Corp., Dollar Term Loan.............................     4.50%        08/05/22            404,443
         266,702  Triple Point Technologies, Inc., Term Loan B....................     5.25%        07/10/20            202,694
                                                                                                                ---------------
                                                                                                                        607,137
                                                                                                                ---------------
                  BROADCASTING -- 0.2%
       1,000,000  Clear Channel Communications, Inc., Tranche E Term Loan.........     7.69%        07/30/19            841,430
                                                                                                                ---------------
                  BUILDING PRODUCTS -- 0.9%
       4,800,000  Quikrete Holdings, Inc., Initial Loan (Second Lien).............     7.00%        03/26/21          4,800,000
                                                                                                                ---------------
                  CABLE & SATELLITE -- 0.7%
         380,435  Charter Communications Operating LLC, Bridge Loan -
                     Unsecured (g) (h)............................................     5.63%        05/26/16            378,057
         467,391  Charter Communications Operating LLC, Bridge Loan -
                     Unsecured 1 Year (g) (h).....................................     3.75%        05/26/16            464,470


Page 16                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2015

   PRINCIPAL                                                                                         STATED
     VALUE                                  DESCRIPTION                               RATE (e)    MATURITY (f)       VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  CABLE & SATELLITE (CONTINUED)
$      3,000,000  CSC Holdings, Inc. (Neptune Finco Corp.), Initial Term Loan.....     5.00%        10/09/22    $     3,008,580
                                                                                                                ---------------
                                                                                                                      3,851,107
                                                                                                                ---------------
                  CASINOS & GAMING -- 2.6%
       1,312,500  Amaya Holdings B.V., 2nd Lien Term Loan.........................     8.00%        07/31/22          1,317,422
       9,548,616  Amaya Holdings B.V., Initial Term B Loan (First Lien)...........     5.00%        08/01/21          9,311,619
       3,254,306  Caesars Growth Partners LLC, Term B Loan (First Lien)...........     6.25%        05/08/21          2,852,953
          91,819  ROC Finance LLC, Funded Term B Loan.............................     5.00%        06/20/19             86,396
                                                                                                                ---------------
                                                                                                                     13,568,390
                                                                                                                ---------------
                  COMPUTER HARDWARE -- 0.5%
       2,638,321  Dell, Inc., Term B-2 Loan.......................................     4.00%        04/29/20          2,629,192
                                                                                                                ---------------
                  CONSUMER FINANCE -- 0.1%
         490,224  Walter Investment Management Corp., Tranche B Term Loan.........     4.75%        12/18/20            446,104
                                                                                                                ---------------
                  DATA PROCESSING & OUTSOURCED SERVICES -- 0.1%
         441,341  Sungard Availability Services Capital, Inc., Term Loan B........     6.00%        03/29/19            384,704
                                                                                                                ---------------
                  DIVERSIFIED SUPPORT SERVICES -- 0.2%
       1,050,000  Brickman Group Holdings, Inc, Second Lien Term Loan.............     7.50%       12/18/2021           987,000
                                                                                                                ---------------
                  ELECTRIC UTILITIES -- 0.0%
         100,000  TXU (Texas Competitive Electric Holdings Co. LLC), 2014
                     Term Loan (Non-Extending) (i) (j)............................     4.68%        10/10/14             31,958
                                                                                                                ---------------
                  ENVIRONMENTAL & FACILITIES SERVICES -- 0.0%
         148,875  PSSI (Packers Holdings LLC), Term B Loan........................     5.00%        12/02/21            148,626
                                                                                                                ---------------
                  FOOD RETAIL -- 2.0%
       6,691,435  Albertsons LLC, Term B-4 Loan...................................     5.50%        08/25/21          6,687,621
       3,900,000  Albertsons LLC, Term Loan B3....................................     5.00%        08/25/19          3,895,125
                                                                                                                ---------------
                                                                                                                     10,582,746
                                                                                                                ---------------
                  HEALTH CARE FACILITIES -- 0.7%
       1,463,000  21st Century Oncology, Inc., Tranche B Term Loan................     6.50%        04/30/22          1,406,309
         273,793  Acadia Healthcare Co., Inc., Tranche B Term Loan................     4.25%        02/11/22            273,793
       1,979,950  Kindred Healthcare, Inc., New Term Loan.........................     4.25%        04/09/21          1,967,575
                                                                                                                ---------------
                                                                                                                      3,647,677
                                                                                                                ---------------
                  HEALTH CARE SERVICES -- 2.1%
         748,125  Air Medical Group Holdings, Inc., Initial Term Loan.............     4.50%        04/28/22            734,412
       2,031,277  CareCore National LLC, Term Loan................................     5.50%        03/05/21          1,807,837
       2,985,000  Curo Health Services Holdings, Inc., Term B Loan (First Lien)...     6.50%        02/07/22          2,977,537
       3,532,241  Healogics, Inc. (CDRH Parent, Inc.), Initial Term Loan (First
                     Lien)........................................................     5.25%        07/01/21          2,896,437
       2,282,750  Surgery Centers Holdings, Inc., Initial Term Loan (First Lien)..     5.25%        11/03/20          2,269,442
                                                                                                                ---------------
                                                                                                                     10,685,665
                                                                                                                ---------------
                  HEALTH CARE SUPPLIES -- 0.0%
         107,838  ConvaTec, Inc., Term Loan B.....................................     4.25%        06/15/20            107,388
                                                                                                                ---------------
                  HEALTH CARE TECHNOLOGY -- 0.3%
         373,189  Healthport Technologies LLC (CT Technologies Intermediate
                     Holdings, Inc.), Initial Term Loan...........................     5.25%        12/01/21            370,857
       1,482,266  Truven Health Analytics, Inc. (VCPH Holding Corp.), Term
                     Loan B.......................................................     4.50%        06/06/19          1,450,767
                                                                                                                ---------------
                                                                                                                      1,821,624
                                                                                                                ---------------


                        See Notes to Financial Statements                Page 17

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2015

   PRINCIPAL                                                                                         STATED
     VALUE                                  DESCRIPTION                               RATE (e)    MATURITY (f)       VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  HYPERMARKETS & SUPER CENTERS -- 2.0%
$     10,561,594  BJ's Wholesale Club, Inc., 2013 (November) Replacement
                     Loan (Second Lien)...........................................     8.50%        03/26/20    $    10,259,849
                                                                                                                ---------------
                  INDUSTRIAL MACHINERY -- 0.0%
         157,122  Filtration Group Corp., Initial Term Loan (Second Lien).........     8.25%        11/22/21            155,944
                                                                                                                ---------------
                  INSURANCE BROKERS -- 0.6%
       1,500,000  Amwins Group LLC, 2nd Lien......................................     9.50%        09/06/20          1,502,505
       1,888,822  Confie Seguros Holding II Co., Term B Loan (First Lien).........     5.75%        11/09/18          1,888,822
                                                                                                                ---------------
                                                                                                                      3,391,327
                                                                                                                ---------------
                  LEISURE FACILITIES -- 0.2%
         306,923  Life Time Fitness, Inc., Closing Date Term Loan.................     4.25%        06/10/22            304,557
         989,962  Planet Fitness Holdings LLC, Term Loan..........................     4.75%        03/31/21            988,724
                                                                                                                ---------------
                                                                                                                      1,293,281
                                                                                                                ---------------
                  LIFE SCIENCES TOOLS & SERVICES -- 1.4%
       1,000,000  Immucor, Inc., Term B-2 Loan....................................     5.00%        08/19/18            978,330
       4,188,472  inVentiv Health, Inc., Term B-4 Loan............................     7.75%        05/15/18          4,164,933
       1,984,925  Ortho-Clinical Diagnostics, Inc., Initial Term Loan.............     4.75%        06/30/21          1,953,503
                                                                                                                ---------------
                                                                                                                      7,096,766
                                                                                                                ---------------
                  METAL & GLASS CONTAINERS -- 0.1%
         314,211  PODS, Inc. (APLPD Bidco LLC), Term Loan B.......................     4.50%        02/02/22            312,247
                                                                                                                ---------------
                  MOVIES & ENTERTAINMENT -- 1.8%
         794,000  Creative Artists Agency LLC (CAA Holdings LLC), Incremental
                     Term Loan....................................................     5.50%        12/17/21            794,246
       7,500,000  Formula One (Delta 2 Lux S.A.R.L.), Facility B3.................     4.75%        07/30/21          7,346,850
       1,479,161  WME IMG Worldwide, Inc., Term Loan (First Lien).................     5.25%        05/06/21          1,475,004
                                                                                                                ---------------
                                                                                                                      9,616,100
                                                                                                                ---------------
                  OIL & GAS EXPLORATION & PRODUCTION -- 0.0%
       1,027,778  American Energy Marcellus Holdings LLC, Initial Loan
                     (Second Lien)................................................     8.50%        08/04/21             75,367
                                                                                                                ---------------
                  OIL & GAS STORAGE & TRANSPORTATION -- 0.1%
       1,000,000  Fieldwood Energy LLC, Closing Date Loan (Second Lien)...........     8.38%        09/30/20            362,140
                                                                                                                ---------------
                  PACKAGED FOODS & MEATS -- 3.0%
       1,977,048  Ferrara Candy Co. (Candy Intermediate Holdings, Inc.), Initial
                     Term Loan....................................................     7.50%        06/18/18          1,952,335
      13,490,655  New HB Acquisition LLC, Term B Loan (Second Lien)...............     8.50%        08/03/23         13,440,064
                                                                                                                ---------------
                                                                                                                     15,392,399
                                                                                                                ---------------
                  PHARMACEUTICALS -- 0.7%
       3,666,667  Concordia Healthcare Corp., Term Loan B.........................     5.25%        10/21/21          3,516,957
                                                                                                                ---------------
                  PROPERTY & CASUALTY INSURANCE -- 0.1%
         600,000  Sedgwick Claims Management Services, Inc., Initial Loan
                     (Second Lien)................................................     6.75%        02/28/22            559,128
                                                                                                                ---------------
                  PUBLISHING -- 0.2%
         865,785  Cengage Learning Acquisitions, Inc., Term Loan..................     7.00%        03/31/20            859,508
                                                                                                                ---------------
                  RESEARCH & CONSULTING SERVICES -- 2.7%
       7,802,266  Acosta, Inc., Term Loan B.......................................     4.25%        09/26/21          7,603,308
       6,475,000  Advantage Sales & Marketing, Inc., Initial Term Loan
                      (First Lien)................................................     4.25%        07/23/21          6,325,816
                                                                                                                ---------------
                                                                                                                     13,929,124
                                                                                                                ---------------


Page 18                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2015

   PRINCIPAL                                                                                         STATED
     VALUE                                  DESCRIPTION                               RATE (e)    MATURITY (f)       VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  RESTAURANTS -- 0.9%
$      4,125,000  Portillo's Holdings LLC, Term B Loan (First Lien)...............     4.75%        08/02/21    $     4,073,438
         424,286  Red Lobster Management LLC, Initial Term Loan...................     6.25%        07/28/21            422,873
                                                                                                                ---------------
                                                                                                                      4,496,311
                                                                                                                ---------------
                  RETAIL REITS (REAL ESTATE INVESTMENT TRUSTS) -- 0.4%
       2,250,000  Capital Automotive LLC, Term Loan (Second Lien).................     6.00%        04/30/20          2,259,383
                                                                                                                ---------------
                  SPECIALIZED CONSUMER SERVICES -- 1.3%
       2,482,607  Asurion LLC, Incremental Tranche B-1 Term Loan..................     5.00%        05/24/19          2,364,683
       1,531,306  Asurion LLC, Incremental Tranche B-4 Term Loan..................     5.00%        08/04/22          1,445,170
       3,205,882  Asurion LLC, Term Loan (Second Lien)............................     8.50%        03/03/21          2,878,626
                                                                                                                ---------------
                                                                                                                      6,688,479
                                                                                                                ---------------
                  SPECIALTY CHEMICALS -- 0.1%
         517,536  NuSil Technology LLC, Term Loan.................................     5.25%        04/07/17            513,137
                                                                                                                ---------------
                  SPECIALTY STORES -- 0.7%
         446,985  PetSmart, Inc., Tranche B-1 Loan................................     4.25%        03/11/22            446,743
         334,821  Toys "R" US-Delaware, Inc., Canadian FILO Term Loan.............     8.25%        10/24/19            333,566
         415,179  Toys "R" US-Delaware, Inc., FILO Term Loan......................     8.25%        10/24/19            413,622
       1,161,648  Toys "R" US-Delaware, Inc., Term B-2 Loan.......................     5.25%        05/25/18            929,319
       2,014,726  Toys "R" US-Delaware, Inc., Term B-4 Loan.......................     9.75%        04/25/20          1,758,694
                                                                                                                ---------------
                                                                                                                      3,881,944
                                                                                                                ---------------
                  SYSTEMS SOFTWARE -- 1.1%
         490,141  Applied Systems, Inc., Initial Term Loan (Second Lien)..........     7.50%        01/24/22            471,148
       4,672,868  BMC Software Finance, Inc., Initial US Term Loan................     5.00%        09/10/20          4,201,189
         962,500  Compuware Corp., Term Loan B....................................     6.25%        12/31/19            917,186
                                                                                                                ---------------
                                                                                                                      5,589,523
                                                                                                                ---------------
                  TRUCKING -- 0.1%
         666,667  Navistar, Inc., Term Loan B.....................................     6.50%        08/06/20            626,667
         142,369  SIRVA Worldwide, Inc., Loan.....................................     7.50%        03/27/19            135,962
                                                                                                                ---------------
                                                                                                                        762,629
                                                                                                                _______________
                  WIRELESS TELECOMMUNICATION SERVICES -- 0.0%
          79,063  Lightower Fiber Networks (LTS Buyer LLC or Sidera
                     Networks, Inc.), Term Loan (Second Lien).....................     8.00%        04/12/21             76,823
                                                                                                                ---------------
                  TOTAL SENIOR FLOATING-RATE LOAN INTERESTS...................................................      147,865,285
                  (Cost $152,796,458)                                                                           ---------------

                  TOTAL INVESTMENTS -- 103.4%.................................................................      538,496,093
                  (Cost $551,665,930) (k)                                                                       ---------------


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
U.S. GOVERNMENT NOTES SOLD SHORT -- (12.6%)

      (8,400,000) United States Treasury Note.....................................     0.88%        11/15/17         (8,414,440)
     (17,000,000) United States Treasury Note.....................................     1.00%        03/15/18        (17,043,945)
      (5,000,000) United States Treasury Note.....................................     1.00%        09/15/18         (4,996,615)
      (3,650,000) United States Treasury Note.....................................     1.25%        11/30/18         (3,669,130)
      (4,775,000) United States Treasury Note.....................................     1.50%        10/31/19         (4,800,895)
      (2,000,000) United States Treasury Note.....................................     1.63%        12/31/19         (2,018,046)
        (500,000) United States Treasury Note.....................................     2.00%        11/30/20           (510,390)
        (700,000) United States Treasury Note.....................................     2.25%        04/30/21           (722,107)
     (15,750,000) United States Treasury Note.....................................     2.75%        11/15/23        (16,630,094)


                        See Notes to Financial Statements                Page 19

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2015

   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
U.S. GOVERNMENT NOTES SOLD SHORT (CONTINUED)

$     (5,000,000) United States Treasury Note.....................................     2.13%        05/15/25    $    (4,990,330)
      (2,000,000) United States Treasury Note.....................................     2.00%        08/15/25         (1,973,672)
                                                                                                                ---------------
                  TOTAL U.S. GOVERNMENT NOTES SOLD SHORT......................................................      (65,769,664)
                  (Proceeds $64,883,536)                                                                        ---------------

                  NET OTHER ASSETS AND LIABILITIES -- 9.2%....................................................       48,227,684
                                                                                                                ---------------
                  Net Assets -- 100.0%........................................................................  $   520,954,113
                                                                                                                ===============

(a) This security or a portion of this security is segregated as collateral for investments sold short.

(b) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor (the "Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. At October 31, 2015, securities noted as such amounted to $185,504,104 or 35.6% of net assets.

(c) These notes are Payment-In-Kind ("PIK") Notes. PIK interest will accrue on the notes at the rate of 8.625% per annum. For the fiscal year ended October 31, 2015, the Fund received $88,858 in PIK interest.

(d) These notes are PIK Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue at the rate of 7.000% per annum ("Cash Interest Rate") and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. For the fiscal year ended October 31, 2015, this security paid all of its interest in cash.

(e) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at October 31, 2015. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche at varying rates.

(f) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(g) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At October 31, 2015, securities noted as such are valued at $842,527 or 0.16% of net assets.

(h) Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be illiquid by the Advisor.

(i)   This issuer has filed for protection in federal bankruptcy court.

(j) This issuer is in default but interest is still being accrued by the Fund and paid by the issuer.

(k) Aggregate cost for federal income tax purposes is $553,561,916. As of October 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $4,374,585 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $19,440,408.


Page 20                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2015

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                       ASSETS TABLE
                                                                                             LEVEL 2           LEVEL 3
                                                          TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                        VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
INVESTMENTS                                            10/31/2015          PRICES            INPUTS            INPUTS
--------------------------------------------------   ---------------   ---------------   ---------------   ---------------
Corporate Bonds*..................................   $   320,503,866   $            --   $   320,503,866   $            --
Foreign Corporate Bonds*..........................        70,126,942                --        70,126,942                --
Senior Floating-Rate Loan Interests:
   Cable & Satellite..............................         3,851,107                --         3,008,580           842,527
   Other Industry Categories*.....................       144,014,178                --       144,014,178                --
                                                     ---------------   ---------------   ---------------   ---------------
Total Investments.................................   $   538,496,093   $            --   $   537,653,566   $       842,527
                                                     ===============   ===============   ===============   ===============


                                                    LIABILITIES TABLE
                                                                                             LEVEL 2           LEVEL 3
                                                          TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                        VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                       10/31/2015          PRICES            INPUTS            INPUTS
                                                     ---------------   ---------------   ---------------   ---------------
U.S. Government Notes Sold Short..................   $   (65,769,664)  $            --   $   (65,769,664)  $            --
                                                     ===============   ===============   ===============   ===============

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2015.

Level 3 Senior Floating-Rate Loan Interests that are fair valued by the Advisor's Pricing Committee are footnoted in the Portfolio of Investments. Level 3 Senior Floating-Rate Loan Interests are valued based on either third-party pricing services prices obtained from dealer runs and indicative sheets from brokers or are valued using broker quotes. The values are based on unobservable and non-quantitative inputs. The Trust's Board of Trustees has adopted valuation procedures that are utilized by the Advisor's Pricing Committee to oversee day-to-day valuation of the Fund's investments. The Advisor's Pricing Committee, through the Fund's fund accounting agent, monitors daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor's Pricing Committee also reviews monthly back testing of pricing service prices by comparing sales prices of the Fund investments to prior day pricing service prices. Additionally, the Advisor's Pricing Committee reviews periodic information from the Fund's third-party pricing service that compares secondary market trade prices to their daily valuations.

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

BEGINNING BALANCE AT OCTOBER 31, 2014
Senior Floating-Rate Loan Interests                  $               --
Net Realized Gain (Loss)                                             --
Change in Unrealized Appreciation / Depreciation                 (2,120)
Purchases                                                       844,647
Sales                                                                --
Transfers In                                                         --
Transfers Out                                                        --
                                                     ------------------
ENDING BALANCE AT OCTOBER 31, 2015
Senior Floating-Rate Loan Interests                             842,527
                                                     ------------------
Total Level 3 holdings                               $          842,527
                                                     ==================

There was a net change of $(2,120) in unrealized appreciation (depreciation) from Level 3 investments held as of October 31, 2015.


                        See Notes to Financial Statements                Page 21

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2015

ASSETS:
Investments, at value.....................................................    $  538,496,093
Cash......................................................................        12,158,662
Restricted cash...........................................................        44,540,430
Receivables:
   Interest...............................................................         7,786,443
   Capital shares sold....................................................         2,437,723
   Investment securities sold.............................................         2,257,033
                                                                              --------------
      Total Assets........................................................       607,676,384
                                                                              --------------
LIABILITIES:
Investments sold short, at value (proceeds $64,883,536)...................        65,769,664
Payables:
   Investment securities purchased........................................        20,151,327
   Investment advisory fees...............................................           397,873
   Interest on investments sold short.....................................           398,291
   Margin interest expense................................................             5,116
                                                                              --------------
      Total Liabilities...................................................        86,722,271
                                                                              --------------
NET ASSETS................................................................    $  520,954,113
                                                                              ==============
NET ASSETS CONSIST OF:
Paid-in capital...........................................................    $  537,743,460
Par value.................................................................           107,000
Accumulated net investment income (loss)..................................                --
Accumulated net realized gain (loss) on investments and
   investments sold short.................................................        (2,840,382)
Net unrealized appreciation (depreciation) on investments and
   investments sold short.................................................       (14,055,965)
                                                                              --------------
NET ASSETS................................................................    $  520,954,113
                                                                              ==============
NET ASSET VALUE, per share................................................    $        48.69
                                                                              ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share).................................        10,700,002
                                                                              ==============
Investments, at cost......................................................    $  551,665,930
                                                                              ==============


Page 22                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2015

INVESTMENT INCOME:
Interest..................................................................    $   27,422,837
                                                                              --------------
   Total investment income................................................        27,422,837
                                                                              --------------
EXPENSES:
Investment advisory fees..................................................         3,876,731
Interest on investments sold short........................................           843,124
Margin interest expense...................................................           281,689
                                                                              --------------
   Total expenses.........................................................         5,001,544
                                                                              --------------
NET INVESTMENT INCOME (LOSS)..............................................        22,421,293
                                                                              --------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments............................................................            57,037
   Investments sold short.................................................          (522,793)
                                                                              --------------
   Net realized gain (loss)...............................................          (465,756)
                                                                              --------------
Net increase from payment by the advisor..................................            24,541
                                                                              --------------
Net change in unrealized appreciation (depreciation) on:
   Investments............................................................       (12,961,700)
   Investments sold short.................................................           (50,399)
                                                                              --------------
Net change in unrealized appreciation (depreciation)......................       (13,012,099)
                                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...................................       (13,453,314)
                                                                              --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS........................................................    $    8,967,979
                                                                              ==============


                        See Notes to Financial Statements                Page 23

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               FOR THE YEAR        FOR THE YEAR
                                                                                  ENDED               ENDED
                                                                                10/31/2015          10/31/2014
                                                                              --------------      --------------
OPERATIONS:
   Net investment income (loss)...........................................    $   22,421,293      $    7,533,472
   Net realized gain (loss)...............................................          (465,756)            749,678
   Net increase from payment by the advisor...............................            24,541                  --
   Net change in unrealized appreciation (depreciation)...................       (13,012,099)         (2,195,481)
                                                                              --------------      --------------
   Net increase (decrease) in net assets resulting from operations........         8,967,979           6,087,669
                                                                              --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..................................................       (23,871,521)         (8,004,006)
   Net realized gain......................................................        (1,043,000)                 --
   Return of capital......................................................          (332,485)                 --
                                                                              --------------      --------------
   Total distributions to shareholders....................................       (25,247,006)         (8,004,006)
                                                                              --------------      --------------
SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold..............................................       382,508,142         122,455,766
   Cost of shares redeemed................................................       (24,808,028)        (15,183,924)
                                                                              --------------      --------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions.......................................       357,700,114         107,271,842
                                                                              --------------      --------------
   Total increase (decrease) in net assets................................       341,421,087         105,355,505
                                                                              --------------      --------------
NET ASSETS:
   Beginning of period....................................................       179,533,026          74,177,521
                                                                              --------------      --------------
   End of period..........................................................    $  520,954,113      $  179,533,026
                                                                              ==============      ==============
   Accumulated net investment income (loss) at end of period..............    $           --      $      367,520
                                                                              ==============      ==============
CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period................................         3,500,002           1,450,002
   Shares sold............................................................         7,700,000           2,350,000
   Shares redeemed........................................................          (500,000)           (300,000)
                                                                              --------------      --------------
   Shares outstanding, end of period......................................        10,700,002           3,500,002
                                                                              ==============      ==============


Page 24                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 2015

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations ..........    $    8,967,979
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
      Purchases of investments ...........................................      (482,184,519)
      Borrowed investments sold short ....................................        93,353,680
      Cost to cover short positions ......................................       (53,475,159)
      Sales, maturities and paydowns of investments ......................       150,422,950
      Net amortization/accretion of premiums/discounts on investments ....         1,193,823
      Net realized gain/loss on investments and investments sold short....           465,756
      Net change in unrealized appreciation/depreciation on investments ..        12,961,700
      Net change in unrealized appreciation/depreciation on securities
         sold short ......................................................            50,399
      Increase in restricted cash ........................................       (47,213,324)

CHANGES IN ASSETS AND LIABILITIES
      Increase in interest receivable ....................................        (4,654,542)
      Increase in interest payable on investments sold short .............           154,215
      Decrease in interest expense payable on investments sold short .....            (3,240)
      Increase in investment advisory fees payable .......................           251,248
                                                                              --------------
CASH USED IN OPERATING ACTIVITIES.........................................                        $ (319,709,034)
                                                                                                  --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds from shares sold ..........................................       380,070,419
      Cost of shares redeemed.............................................       (24,808,028)
      Distributions to shareholders from net investment income ...........       (23,871,521)
      Distributions to shareholders from realized gains...................        (1,043,000)
      Distributions to shareholders from return of capital................          (332,485)
                                                                              --------------
CASH PROVIDED BY FINANCING ACTIVITIES ....................................                           330,015,385
                                                                                                  --------------
Increase in cash .........................................................                            10,306,351
Cash at beginning of period ..............................................                             1,852,311
                                                                                                  --------------
CASH AT END OF PERIOD ....................................................                        $   12,158,662
                                                                                                  ==============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest .................................                        $      284,929
                                                                                                  ==============


                        See Notes to Financial Statements                Page 25

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                                  FOR THE PERIOD
                                                                   YEAR ENDED OCTOBER 31,          2/25/2013 (a)
                                                              ---------------------------------       THROUGH
                                                                   2015              2014           10/31/2013
                                                              ---------------   ---------------   ---------------
Net asset value, beginning of period                            $     51.30       $     51.16       $     50.00
                                                                -----------       -----------       -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           2.64              2.58              1.93
Net realized and unrealized gain (loss)                               (2.23) (b)         0.29              1.38
                                                                -----------       -----------       -----------
Total from investment operations                                       0.41              2.87              3.31
                                                                -----------       -----------       -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                 (2.84)            (2.73)            (2.15)
Net realized gain                                                     (0.14)               --                --
Return of capital                                                     (0.04)               --                --
                                                                -----------       -----------       -----------
Total distributions                                                   (3.02)            (2.73)            (2.15)
                                                                -----------       -----------       -----------
Net asset value, end of period                                  $     48.69       $     51.30       $     51.16
                                                                ===========       ===========       ===========
TOTAL RETURN (c)                                                       0.80% (b)         5.72%             6.76%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                            $   520,954       $   179,533       $    74,178
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                          1.23%             1.29%             1.28% (d)
Ratio of net expenses to average net assets excluding
   interest expense                                                    0.95%             0.95%             0.95% (d)
Ratio of net investment income (loss) to average
   net assets                                                          5.49%             5.02%             5.10% (d)
Portfolio turnover rate (e)                                              34%               54%               52%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) The Fund received a payment from the advisor in the amount of $24,541 in connection with a trade error. The payment from the advisor represents less than $0.01 per share and had no effect on the Fund's total return.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)   Annualized.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 26                  See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2015

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of six funds that are offering shares. This report covers the First Trust Tactical High Yield ETF (the "Fund"), which trades under the ticker "HYLS" on The NASDAQ(R) Stock Market LLC ("NASDAQ"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed for securities in which the Fund invests, for cash or in certain circumstances, a combination of both. Except when aggregated in Creation Units, the Fund's shares are not redeemable securities.

The Fund is an actively managed exchange-traded fund. The Fund's primary investment objective is to provide current income. The Fund's secondary investment objective is capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in high yield debt securities that are rated below-investment grade at the time of purchase or unrated securities deemed by First Trust Advisors L.P. ("First Trust" or the "Advisor") to be of comparable quality. For purposes of this strategy, "high yield debt securities" may include senior and subordinated corporate debt obligations and senior floating rate loans, convertible bonds, debtor in possession (DIP) loans and other junior or bridge loans. The Fund's investments may also include loan interests that are not secured by any specific collateral of the borrower, loan interests that have a lower than first lien priority on collateral of the borrower, loans to foreign borrowers, loans in foreign currencies and other loans with characteristics that the Advisor believes qualify as bank loans ("Senior Loans")(1). Below investment grade high yield debt securities are commonly referred to as "high-yield" or "junk" bonds. The Fund may, under normal market conditions, invest up to 40% of its net assets in bank loans; however, the Fund will invest no more that 15% of its net assets in junior loans, and all other bank loans in which the Fund invests will be first lien senior secured floating rate bank loans. As part of its investment strategy, the Fund intends to maintain both long and short positions in securities under normal market conditions. The Fund will take long positions in securities that the Advisor believes in the aggregate to have the potential to outperform the Fund's benchmark, the BofA Merrill Lynch US High Yield Constrained Index (the "Index"). The Fund will take short positions in securities that the Advisor believes will decline or in the aggregate will underperform the Index. The Fund's long positions may total up to 130% of the Fund's net assets. The Fund's short positions will range between 0% and 30% of the Fund's net assets. Under normal market conditions, the Fund takes short positions in U.S. Treasury securities and/or corporate debt obligations, which may be rated investment grade or rated or deemed to be high-yield securities. The Fund may also, under normal market conditions, invest up to 30% of its net assets (plus the amount of any borrowing for investment purposes) in U.S. exchange-traded options on futures contracts and U.S. exchange-traded futures contracts. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor's Pricing Committee in

-----------------------------

(1) The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2015

accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Corporate bonds, corporate notes, U.S. government securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;
      2)    reported trades;
      3)    broker/dealer quotes;
      4)    issuer spreads;
      5)    benchmark securities;
      6)    bids and offers; and
      7)    reference data including market research publications.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;
      2)    the liquidity conditions in the relevant market and changes thereto;
      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
      4) issuer-specific conditions (such as significant credit deterioration); and
      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the fundamental business data relating to the borrower/issuer;
      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
      3)    the type, size and cost of a security;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2015

      4)    the financial statements of the borrower/issuer;
      5) the credit quality and cash flow of the borrower/issuer, based on the Advisor's or external analysis;
      6) the information as to any transactions in or offers for the security;
      7) the price and extent of public trading in similar securities of the issuer/borrower, or comparable companies;
      8)    the coupon payments;
      9) the quality, value and salability of collateral, if any, securing the security;
     10) the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;
     11) the prospects for the borrower's/issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
     12)    borrower's/issuer's competitive position within the industry;
     13) borrower's/issuer's ability to access additional liquidity through public and/or private markets; and
     14)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2015, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method over the expected life of each respective borrowing for loans.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments. The Fund did not have any when-issued, delayed-delivery, or forward purchase commitments as of October 31, 2015.

C. SHORT SALES

Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold that are not currently owned in the Fund's portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund is charged a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2015

the termination of the short sale; which is effected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund's portfolio. The Fund is subject to the risk it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

The Fund has established an account with Pershing, LLC for the purpose of purchasing or borrowing securities on margin. The Fund pays interest on any margin balance, which is calculated as the daily margin account balance times the broker's margin interest rate. At October 31, 2015, the Fund had $44,540,430 in restricted cash associated with investments sold short and $65,769,664 of investments sold short as shown on the Statement of Asset and Liabilities. Interest is charged on these balances at a rate equal to the Federal Funds rate plus 75 basis points and is charged on payable credit margin balances at a rate equal to the Federal Funds rate less 40 basis points. At October 31, 2015, the Fund had a debit margin balance with an interest rate of 0.80%. For the year ended October 31, 2015, margin interest expense was $281,689, which is shown in "Margin interest expense" on the Statement of Operations. For the year ended October 31, 2015, the average margin balance and interest rates were $32,023,555 and 0.87%, respectively.

D. UNFUNDED LOAN COMMITMENTS

The Fund may enter into credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund had no unfunded loan commitments as of October 31, 2015.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal years ended October 31, 2015 and 2014 was as follows:

Distributions paid from:                               2015             2014
Ordinary income...............................     $  24,914,521    $  8,004,006
Capital gain..................................                --              --
Return of capital.............................           332,485              --

As of October 31, 2015, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income.................     $          --
Accumulated capital and other losses..........          (930,645)
Net unrealized appreciation (depreciation)....       (15,965,702)

F. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2015

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. As of October 31, 2015, the Fund has non-expiring capital loss carryforwards of $930,645 for federal income tax purposes. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2015, the Fund had no net ordinary losses.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2013, 2014 and 2015 remain open to federal and state audit. As of October 31, 2015, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of premium amortization and paydown gains and losses on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2015, the adjustments for the Fund were as follows:

         Accumulated Net              Accumulated
           Investment          Net Realized Gain (Loss)            Paid-in
          Income (Loss)             on Investments                 Capital
        -----------------      -------------------------      -----------------
          $  1,082,708              $   (1,082,708)               $   --

G. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3). The Fund is subject to an interest expense due to the costs associated with the Fund's short positions in securities.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets.

During the year ended October 31, 2015, the Fund received a payment from the Advisor of $24,541 in connection with a trade error.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund or is an index fund.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2015

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended October 31, 2015, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $494,302,353 and $146,629,786, respectively.

For the fiscal year ended October 31, 2015, the Fund had no in-kind transactions.

                                 5. BORROWINGS

The Trust, on behalf of the Fund, along with the First Trust Series Fund and First Trust Variable Insurance Trust, entered into a $30 million Credit Agreement ("Line of Credit") with BNYM, to be a liquidity backstop during periods of high redemption volume. A commitment fee of 0.15% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans will be charged by BNYM, which First Trust will allocate amongst the funds that had access to the Line of Credit. To the extent that the Fund accesses the Line of Credit, there would also be an interest fee charged. Effective February 6, 2015, the Line of Credit was amended and the maximum commitment amount increased from $30 million to $80 million. For the fiscal year ended October 31, 2015, the Fund did not have any outstanding borrowings under the Line of Credit.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Purchasers of Creation Units must pay to BNYM, as transfer agent, a creation fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2015

the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2017.

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined there were the following subsequent events:

On November 4, 2015, First Trust SSI Strategic Convertible Securities ETF, an additional series of the Trust, began trading under the symbol "FCVT" on NASDAQ.

On November 10, 2015, the commitment of the Line of Credit with BNYM was increased to $135 million.

On November 12, 2015, First Trust Heitman Global Prime Real Estate ETF, an additional series of the Trust, began trading under the symbol "PRME" on the NYSE Arca, Inc.

On November 19, 2015, the Fund declared a distribution of $0.24 per share to shareholders of record on November 24, 2015, payable November 30, 2015.

At a meeting on December 7, 2015, the Board accepted Mr. Bradley's resignation from his position as the President and Chief Executive Officer of the Trust, effective December 31, 2015. At the same meeting, the Board elected Mr. Dykas to serve as the President and Chief Executive Officer and Mr. Donald Swade, formerly an Assistant Treasurer of the Trust, to serve as Treasurer, Chief Financial Officer and Chief Accounting Officer of the Trust.


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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST TACTICAL HIGH YIELD
ETF:

We have audited the accompanying statement of assets and liabilities of First Trust Tactical High Yield ETF (the "Fund"), a series of the First Trust Exchange-Traded Fund IV, including the portfolio of investments, as of October 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015 by correspondence with the Fund's custodian, brokers, and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Tactical High Yield ETF as of October 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 23, 2015


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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2015 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of the Fund's portfolio holdings with SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended October 31, 2015, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:


        Dividends Received Deduction          Qualified Dividend Income
        ----------------------------          -------------------------
                   0.00%                                0.00%


                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD THE FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUND, PLEASE SEE THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND IV.

The following summarizes some of the risks that should be considered for the Fund.

BANK LOANS RISK. An investment in bank loans subjects the Fund to credit risk, which is heightened for bank loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior Loans, in which the Fund may invest, are usually rated below investment grade but may also be unrated. As a result, the risks associated with these Senior Loans are similar to the risks of high yield fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan's value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in Senior Loans may have uncertain settlement time periods. Senior Loans are subject to a number of risks described elsewhere in this prospectus, including liquidity risk and the risk of investing in below investment grade fixed income instruments. Furthermore, increases in interest rates may result in greater volatility of Senior Loans and average duration may fluctuate with fluctuations in interest rates.

CASH TRANSACTIONS RISK: The Fund will, under most circumstances, effect a portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund that effects its creations and redemption for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs.

CONVERTIBLE BONDS RISK: The market values of convertible bonds tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible bond's market value also tends to reflect the market price of the common stock of the issuing company.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2015 (UNAUDITED)

CREDIT RISK: Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments. Credit risk may be heightened for the Fund because it invests a substantial portion of its net assets in high yield or "junk" debt; such securities, while generally offering higher yields than investment grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal. Credit risk is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy.

CURRENCY RISK: Because the Fund's net asset value is determined on the basis of U.S. dollars and the Fund invests in foreign securities, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up. The Fund intends to hedge its non-U.S. dollar holdings.

DISTRESSED SECURITIES RISK: The Fund may invest in Distressed Securities, including stressed, distressed and bankrupt issuers and debt obligations that are in default. In any investment involving Distressed Securities, there exists the risk that the transaction involving such securities will be unsuccessful. Distressed Securities might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Many Distressed Securities are illiquid or trade in low volumes and thus may be more difficult to value. Companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings are referred to herein as "Distressed Securities."

HIGH YIELD SECURITIES RISK: High yield securities are subject to greater market fluctuations and risk of loss than securities with higher ratings. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

ILLIQUID SECURITIES RISK: Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK: If interest rates fall, the income from the Fund's portfolio will decline as the Fund invests the proceeds from new share sales, or from matured or called debt securities, at interest rates that are below the portfolio's current earnings rate.

INTEREST RATE RISK: If interest rates rise, the prices of the fixed-rate instruments held by the Fund may fall.

LOANS RISK: An investment in loans subjects the Fund to credit risk, which is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior loans, in which the Fund may invest, are usually rated below investment grade but may also be unrated. As a result, the risks associated with these loans are similar to the risks of high yield fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the loan's value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Senior loans are subject to a number of risks described elsewhere in this prospectus, including illiquid securities risk and high yield securities risk.

MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objectives.

MARKET RISK: Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2015 (UNAUDITED)

NON-U.S. SECURITIES RISK: Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

OTHER DEBT SECURITIES RISK: Secured loans that are not first lien, loans that are unsecured and debt securities are subject to many of the same risks that affect senior loans; however they are often unsecured and/or lower in the issuer's capital structure than senior loans, and thus may be exposed to greater risk of default and lower recoveries in the event of a default. This risk can be further heightened in the case of below investment grade instruments. Additionally, most fixed-income securities are fixed-rate and thus are generally more susceptible than floating rate loans to price volatility related to changes in prevailing interest rates.

PREPAYMENT RISK: Loans are subject to pre-payment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

SHORT SALE RISK: The Fund uses short sales for investment and risk management purposes, including when the Fund's advisor anticipates that the market price of securities will decline or in the aggregate will underperform the Index. In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for relatively long periods of time. The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees of the First Trust Exchange-Traded Fund IV (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor" or "First Trust") on behalf of First Trust Tactical High Yield ETF (the "Fund"). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2016 at a meeting held on June 16, 2015. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for the Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on March 8-9, 2015, April 20, 2015 and June 16, 2015, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee for the Fund as compared to fees charged to a peer group of funds (all of which were exchange-traded funds or "ETFs") compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor with similar investment objectives and to other ETFs managed by the Advisor; expenses of the Fund compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and a summary of the Advisor's compliance program. The Board reviewed initial materials with the Advisor at the meeting held on March 8-9, 2015, and additional materials at a special meeting held on April 20, 2015, at each of which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and those were considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 16, 2015 meeting, as well as at the meeting. The Board applied its business judgment to determine whether the

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2015 (UNAUDITED)

arrangement between the Trust and the Advisor is a reasonable business arrangement from the Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund's unitary fee.

In reviewing the Agreement for the Fund, the Board considered the nature, extent and quality of services provided under the Agreement. The Board considered that, unlike most ETFs to which First Trust currently provides management services, the Fund is not designed to track the performance of an index. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund, and reviewed the services provided by the Advisor to the Fund, noting that the Advisor's Leveraged Finance Investment Team is responsible for the day-to-day management of the Fund's investments. The Board considered the Advisor's statement that it applies the same oversight model internally with its Leveraged Finance Investment Team as it uses for overseeing external sub-advisors. The Board considered the background and experience of the members of the Leveraged Finance Investment Team. At the April 20, 2015 meeting, the Board received a presentation from the senior portfolio manager of the Leveraged Finance Investment Team, who discussed the services that the Team provides to the Fund and how the Team manages the Fund's investments. The Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring compliance with the 1940 Act and the Fund's investment objective and policies. The Board considered the significant asset growth of the First Trust Fund Complex (particularly in ETFs) and the Advisor's concomitant investment in infrastructure and personnel dedicated to the First Trust funds. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with the Fund's investment objective and policies.

The Board considered the unitary fee payable by the Fund under the Agreement, noting that the Fund pays the Advisor a fee equal to an annual rate of 0.95% of its average daily net assets and that the Advisor is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board also reviewed data prepared by MPI showing the Fund's unitary fee as compared to the advisory fees and expense ratios of the peer funds in the MPI Peer Group and determined that, because the Fund charges a unitary fee, expense ratios were the most relevant data point. The Board noted that the MPI report showed that the Fund had 0.34% of "other fees," which were attributable to interest expense associated with the Fund's short positions. Based on the information provided, the Board noted that the unitary fee for the Fund was above the median total (net) expense ratio of the peer funds in the MPI Peer Group. The Independent Trustees discussed with representatives of the Advisor and independent counsel limitations in creating peer groups for actively-managed ETFs and different business models that affect the pricing of services among ETF sponsors. The Board noted that only one peer fund was actively managed and that most of the peer funds were larger than the Fund - three significantly so. The Board took these limitations and differences into account in considering the MPI data. The Board also compared the unitary fee for the Fund to the total expense ratios (after fee waivers and/or expense reimbursements, if any) of other First Trust ETFs, including First Trust ETFs that pay a unitary fee.

The Board considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board reviewed data prepared by MPI comparing the Fund's performance to its MPI Peer Group and to a broad-based benchmark, and noted that the Fund outperformed the MPI Peer Group average for the one-year and since-inception (February 25, 2013) periods ended December 31, 2014.

On the basis of all the information provided on the Fund's unitary fee and performance of the Fund, the Board concluded that the unitary fee for the Fund was reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor to the Fund under the Agreement.

The Board noted that the Advisor has made and continues to make significant investments in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to the Fund for the period ended December 31, 2014, as well as product-line profitability data for the same period, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the pre-tax profits estimated to have been realized by the Advisor in connection with the management of the Fund were not unreasonable. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, in the absence of the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Fund's portfolio.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2015 (UNAUDITED)

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Trust and the Fund. No single factor was determinative in the Board's analysis.

INDEPENDENT REMUNERATION STATEMENT

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of the First Trust Exchange-Traded Funds it manages (the "Funds") in the United Kingdom in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the "Directive"). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2014, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $32,091,721. This figure is comprised of $2,739,160 paid (or to be paid) in fixed compensation and $29,352,561 paid (or to be paid) in variable compensation. There were a total of 402 beneficiaries of the remuneration described above. Those amounts include $3,298,925 paid (or to be paid) to senior management of First Trust Advisors L.P. and $1,011,708 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, "Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;

      ii. to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and

      iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2015 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                 NUMBER OF             OTHER
                                                                                               PORTFOLIOS IN      TRUSTEESHIPS OR
                                 TERM OF OFFICE                                               THE FIRST TRUST      DIRECTORSHIPS
       NAME, ADDRESS,            AND YEAR FIRST                                                FUND COMPLEX       HELD BY TRUSTEE
      DATE OF BIRTH AND            ELECTED OR                PRINCIPAL OCCUPATIONS              OVERSEEN BY         DURING PAST
   POSITION WITH THE TRUST          APPOINTED                 DURING PAST 5 YEARS                 TRUSTEE             5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term   Physician; President, Wheaton                   117         None
c/o First Trust Advisors L.P.                       Orthopedics; Limited Partner, Gundersen
120 East Liberty Drive,         o Since Inception   Real Estate Limited Partnership;
  Suite 400                                         Member, Sportsmed LLC
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee       o Indefinite Term   President (March 2010 to Present),
c/o First Trust Advisors L.P.                       Senior Vice President and Chief
120 East Liberty Drive,                             Financial Officer                               117         Director of ADM
  Suite 400                     o Since Inception   (May 2007 to March 2010), ADM Investor                      Investor Services,
Wheaton, IL 60187                                   Services, Inc. (Futures Commission                          Inc., ADM
D.O.B.: 11/57                                       Investor Services Merchant)                                 International, and
                                                                                                                Futures Industry
                                                                                                                Association

Robert F. Keith, Trustee        o Indefinite Term   President (2003 to Present), Hibs               117         Director of
c/o First Trust Advisors L.P.                       Enterprises (Financial and Management                       Trust Company
120 East Liberty Drive,         o Since Inception   Consulting)                                                 of Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee        o Indefinite Term   Managing Director and Chief Operating           117         Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present),                          Covenant
120 East Liberty Drive,         o Since Inception   Pelita Harapan Educational Foundation                       Transport, Inc.
  Suite 400                                         (Educational Products and Services);                        (May 2003 to
Wheaton, IL 60187                                   President and Chief Executive Officer                       May 2014)
D.O.B.: 03/54                                       (June 2012 to September 2014), Servant
                                                    Interactive LLC (Educational Products
                                                    and Services); President and Chief
                                                    Executive Officer (June 2012 to
                                                    September 2014), Dew Learning LLC
                                                    (Educational Products and Services);
                                                    President (June 2002 to June 2012),
                                                    Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,     o Indefinite Term   Chief Executive Officer (December 2010          117         None
Chairman of the Board                               to Present), President (until December
120 East Liberty Drive,         o Since Inception   2010), First Trust Advisors L.P. and
  Suite 400                                         First Trust Portfolios L.P.; Chairman
Wheaton, IL 60187                                   of the Board of Directors, BondWave LLC
D.O.B.: 09/55                                       (Software Development Company/
                                                    Investment Advisor) and Stonebridge
                                                    Advisors LLC (Investment Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2015 (UNAUDITED)

                                   POSITION AND            TERM OF OFFICE
        NAME, ADDRESS                 OFFICES               AND LENGTH OF                       PRINCIPAL OCCUPATIONS
      AND DATE OF BIRTH             WITH TRUST                 SERVICE                           DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley                 President and Chief       o Indefinite Term       Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,           Executive Officer                                 and Chief Financial Officer, First Trust Advisors
  Suite 400                                               o Since Inception       L.P. and First Trust Portfolios L.P.; Chief
Wheaton, IL 60187                                                                 Financial Officer, BondWave LLC (Software
D.O.B.: 11/57                                                                     Development Company/Investment Advisor) and
                                                                                  Stonebridge Advisors LLC (Investment Advisor)

James M. Dykas                  Treasurer,Chief           o Indefinite Term       Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,           Financial Officer                                 President (April 2007 to Present), First Trust
  Suite 400                     and Chief                 o Since Inception       Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187               Accounting Officer
D.O.B.: 01/66


W. Scott Jardine                Secretary and Chief       o Indefinite Term       General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,           Legal Officer                                     First Trust Portfolios L.P.; Secretary and General
  Suite 400                                               o Since Inception       Counsel, BondWave LLC (Software Development
Wheaton, IL 60187                                                                 Company/ Investment Advisor): Secretary of
D.O.B.: 05/60                                                                     Stonebridge Advisors LLC (Investment Advisor)


Daniel J. Lindquist             Vice President            o Indefinite Term       Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                             Vice President (September 2005 to July 2012),
  Suite 400                                               o Since Inception       First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                                 Portfolios L.P.
D.O.B.: 02/70


Kristi A. Maher Chief           Compliance Officer        o Indefinite Term       Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,           and Assistant                                     and First Trust Portfolios L.P.
  Suite 400                     Secretary                 o Since Inception
Wheaton, IL 60187
D.O.B.: 12/66


Roger F. Testin                 Vice President            o Indefinite Term       Senior Vice President, (November 2003 to Present),
120 E. Liberty Drive,                                                             Vice President (August 2001 to November 2003),
  Suite 400                                               o Since Inception       First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                                 Portfolios L.P.
D.O.B.: 06/66


Stan Ueland                     Vice President            o Indefinite Term       Senior Vice President (September 2012 to Present),
120 E. Liberty Drive,                                                             Vice President (August 2005 to September 2012),
  Suite 400                                               o Since Inception       First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                                 Portfolios L.P.
D.O.B.: 11/70

-----------------------------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2015 (UNAUDITED)

PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis, to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

                      This page intentionally left blank.

                      This page intentionally left blank.

FIRST TRUST


First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR

First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT

The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund IV

--------------------------------------------------------------------------------

First Trust Enhanced Short
Maturity ETF (FTSM)


Annual Report
For the Year Ended
October 31, 2015

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                 ANNUAL REPORT
                                OCTOBER 31, 2015

Shareholder Letter...........................................................  1
Fund Performance Overview....................................................  2
Portfolio Commentary.........................................................  5
Understanding Your Fund Expenses.............................................  7
Portfolio of Investments.....................................................  8
Statement of Assets and Liabilities.......................................... 17
Statement of Operations...................................................... 18
Statements of Changes in Net Assets.......................................... 19
Financial Highlights......................................................... 20
Notes to Financial Statements................................................ 21
Report of Independent Registered Public Accounting Firm...................... 27
Additional Information....................................................... 28
Board of Trustees and Officers............................................... 31
Privacy Policy............................................................... 33

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Enhanced Short Maturity ETF; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

             FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM) ANNUAL
                        LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2015

Dear Shareholders:

Thank you for your investment in First Trust Enhanced Short Maturity ETF (the "Fund").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31, 2015, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

U.S. markets, fueled by accelerating growth and an accommodating Federal Reserve, enjoyed a prosperous year in 2014. However, most of 2015 has been volatile. Economic and global factors, such as the continued conflict in the Middle East, a sharp decline in oil prices and terrorism around the world, have impacted U.S. and global markets. Another factor that has weighed upon U.S. markets for most of the year is the fact that many economists had predicted that the Federal Reserve would begin to raise interest rates in 2015, which has still not happened.

As I have written previously, First Trust believes investors should maintain perspective about the markets and have realistic expectations about their investments. Markets will always go up and down, but we believe that having a long-term investment horizon and being invested in quality products can help you reach your goals.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value the relationship and will continue to focus on our disciplined investment approach and long-term perspective to help investors reach their financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

The investment objective of First Trust Enhanced Short Maturity ETF (the "Fund") is to seek current income, consistent with preservation of capital and daily liquidity. Under normal market conditions, the Fund intends to achieve its investment objective by investing at least 80% of its net assets in a portfolio of U.S. dollar-denominated fixed- and variable-rate instruments (collectively, "Fixed Income Securities") issued by U.S. and non-U.S. public and private sector entities. Fixed Income Securities will include the following types of fixed- and variable-rate debt securities: corporate and government bonds and notes; agency securities; instruments of non-U.S. issuers in developed markets; privately issued securities; asset-backed securities; mortgage-related securities; municipal bonds; and money market securities.

The Fund's investment advisor, First Trust Advisors L.P. (the "Advisor") selects securities for the portfolio by evaluating fixed income sectors and macro market trends while completing bottom-up analysis of individual securities. Portfolio securities are selected based upon relative value in the context of overall portfolio duration. Key inputs for the screens in the securities selection process include, but are not limited to, credit quality, yield, interest rate sensitivity and liquidity. The Fund's holdings are systematically monitored for meaningful changes in performance and risk measures. A security will generally be sold when the Advisor believes that a security can be substituted for a similar investment that represents better relative value; it lacks adequate compensation for embedded credit risk; or when rebalancing the portfolio to maintain diversification. Under normal market conditions, the Fund's average duration is expected to be below one year and the average maturity of the Fund's portfolio is expected to be below three years.

--------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------
                                                                                   ANNUAL AVERAGE           CUMULATIVE
                                                                                   TOTAL RETURNS          TOTAL RETURNS
                                                                1 Year Ended     Inception (8/5/14)     Inception (8/5/14)
                                                                  10/31/15          to 10/31/15            to 10/31/15
FUND PERFORMANCE
NAV                                                                0.29%               0.36%                  0.45%
Market Price                                                       0.22%               0.31%                  0.38%

INDEX PERFORMANCE
BofA Merrill Lynch 0-1 Year U.S. Treasury Index                    0.18%               0.16%                  0.19%
--------------------------------------------------------------------------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

--------------------------------------------------------
                                        % OF LONG-TERM
ASSET CLASSIFICATION                  INVESTMENTS & CASH
--------------------------------------------------------
Commercial Paper                            37.16%
Corporate Bonds                             35.38
Mortgage-Backed Securities                   9.66
Foreign Corporate Bonds                      8.63
Exchange-Traded Fund                         4.66
U.S. Government Agency
   Mortgage-Backed Securities                2.78
U.S. Government Notes                        1.70
Asset-Backed Securities                      0.02
Cash                                         0.01
                                           -------
     Total                                 100.00%
                                           =======

--------------------------------------------------------
                                          % OF TOTAL
                                         FIXED INCOME
CREDIT QUALITY(1)                     INVESTMENTS & CASH
--------------------------------------------------------
Government                                   4.70%
AAA                                          9.79
AA+                                          1.59
AA                                           0.34
AA-                                          4.42
A+                                           2.95
A                                            9.34
A-                                           9.71
BBB+                                         9.96
BBB                                          5.14
BBB-                                         2.73
A-2 (Short-Term)                            21.79
A-3 (Short-Term)                            16.16
Not Rated                                    0.68
Below Investment Grade                       0.69
Cash                                         0.01
                                           -------
     Total                                 100.00%
                                           =======

--------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                         INVESTMENTS
--------------------------------------------------------
First Trust Senior Loan Fund                 4.66%
LB-UBS Commercial Mortgage Trust,
   Series 2006-C4, Class A4                  1.90
ConAgra Foods, Inc.                          1.64
Hawaiian Electric Industries, Inc.           1.64
Columbia Pipeline Group, Inc.                1.64
Wachovia Bank Commercial Mortgage
   Trust, Series 2006-C24, Class A3          1.31
Consumers Energy Co.                         1.31
ITT Corp.                                    1.31
Cabot Corp.                                  1.31
WPP CP LLC                                   1.31
                                           -------
     Total                                  18.03%
                                           =======

-----------------------------

(1) The ratings are by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured highest to lowest on a scale that generally ranges from AAA to D for long-term ratings and A-1+ to C for short-term ratings. Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher or a short-term credit rating of A-3 or higher. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. U.S. Treasury and U.S. Agency mortgage-backed securities appear under "Government". Credit ratings are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                AUGUST 5, 2014 - OCTOBER 31, 2015

            First Trust Enhanced      BofA Merrill Lynch 0-1 Year
             Short Maturity ETF           U.S. Treasury Index
8/5/14            $10,000                       $10,000
10/31/14           10,016                        10,002
4/30/15            10,047                        10,011
10/31/15           10,045                        10,020

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 6, 2014 (commencement of trading) through October 31, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                                 NUMBER OF DAYS BID/ASK MIDPOINT          NUMBER OF DAYS BID/ASK MIDPOINT
                                          AT/ABOVE NAV                               BELOW NAV
                              -------------------------------------    -------------------------------------
                              0.00%-    0.50%-    1.00%-               0.00%-    0.50%-    1.00%-
FOR THE PERIOD                0.49%     0.99%     1.99%     >=2.00%    0.49%     0.99%     1.99%     >=2.00%
8/6/14 - 10/31/14               47         0         0          0        15         0         0          0
11/1/14 - 10/31/15              54         0         0          0       197         0         0          0

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                 ANNUAL REPORT
                                OCTOBER 31, 2015


                               INVESTMENT MANAGER

First Trust Advisors L.P. ("First Trust") is the investment advisor to the First Trust Enhanced Short Maturity ETF (the "Fund" or "FTSM"). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the investments in the Fund's portfolio and certain other services necessary for the management of the portfolio. First Trust serves as advisor or sub-advisor for six mutual fund portfolios, nine exchange-traded trusts consisting of 95 series and 16 closed-end funds and is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. ("FTP").

                           PORTFOLIO MANAGEMENT TEAM

TODD LARSON, CFA - VICE PRESIDENT, PORTFOLIO MANAGER
JEREMIAH CHARLES - VICE PRESIDENT, PORTFOLIO MANAGER
JAMES SNYDER - VICE PRESIDENT, PORTFOLIO MANAGER
ERIC MAISEL, CFA - VICE PRESIDENT, PORTFOLIO MANAGER
WILLIAM HOUSEY, CFA - SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER SCOTT D. FRIES, CFA - SENIOR VICE PRESIDENT, PORTFOLIO MANAGER

                                   COMMENTARY

FIRST TRUST ENHANCED SHORT MATURITY ETF

The Fund is an actively managed exchange-traded fund, and its investment objective is to seek current income, consistent with preservation of capital and daily liquidity.

MARKET RECAP

There was moderate growth in the U.S. economy during the 12-month period ended October 31, 2015. Job gains were robust but consumption growth was modest. The housing market continued to recover but businesses invested less in structures. The stronger U.S. dollar had a big role in net exports subtracting from GDP. Corporate revenue and earnings growth rates were also low. Near the end of the reporting period, 2015 revenue estimates for companies in the S&P 500(R) Index were slightly negative while earnings estimates were around 4%.

In the front end (0-3 years) of the corporate bond market, credit spreads trended wider, although not by enough to negate the positive impact of the yield advantage. Heavy new debt issuance amid slower earnings growth stretched corporate balance sheets and cut back on cash-flow available to bond holders. Investors were also unsettled by elevated volatility in markets globally. Declines in commodity prices and spillover effects from weaker growth in China made credit investors wary.

During this time the Federal Reserve (the "Fed") continued its accommodative monetary policy, leaving the target federal funds rate unchanged at 0%-0.25%. However, as the period drew to a close, the Fed signaled a readiness to begin normalizing monetary policy after seven years at the zero bound. Progress toward maximum employment and 2% inflation appears to have finally gotten its attention. For months, Fed members openly debated the merits of a rate hike during 2015. As a result, yields on the front end of the yield curve moved higher during the period. The long end of the curve saw yields fall as investors questioned the strength of the economy and how monetary policy may be changed. A step to normalizing monetary policy would be a vote of confidence in the economy from the U.S. central bank.

PERFORMANCE ANALYSIS

Throughout the period, the Fund maintained a diversified portfolio of securities across its investment universe with an emphasis on those with a very high level of liquidity. The Fund primarily held corporate bonds, commercial paper and mortgage-backed securities. Fund holdings in corporate floating-rate notes helped to mitigate interest rate risk while commercial paper helped manage liquidity needs. Credit risk was kept low, as the investment strategy focused on high quality, short-term holdings. During a period when the Fed was poised to raise rates, Fund duration was kept around one-quarter of a year and weighted average life below one year. Please note that during the period, the largest investment was in an affiliated fund. The Fund's investment performance and risks were therefore impacted by the performance and risks of the affiliated fund.

The annualized distribution rate at the end of the period was 0.60% and the SEC 30-day yield was 1.18%. The unsubsidized 30-day SEC yield was 0.95%.The Fund returned 0.29% based on the net asset value and 0.22% based on market price over the 12-month period ended October 31, 2015. This compares favorably to the 0.18%

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                 ANNUAL REPORT
                                OCTOBER 31, 2015


return on the BofA Merrill Lynch 0-1 Year U.S. Treasury Index over the same time period. The Fund's positive performance came primarily from its core allocation to commercial paper. The yield advantage on corporate bonds and floating-rate loans also added to return as did positions in short maturity Treasuries. The Fund's lower duration was another contributing factor to return relative to the benchmark. There were no detractors deemed to be notable during the reporting period.

MARKET AND FUND OUTLOOK

Fund duration is expected to remain low to moderate the effects of shifting interest rates. With the U.S. economy expanding modestly and corporate balance sheets a bit stretched, emphasis will be on non-cyclical sectors and avoiding credits likely to expand leverage due to mergers and acquisitions activity or shareholder rewards. Meanwhile, the ongoing recovery in residential and commercial real estate supports selected additions to these asset classes.

We expect effects of money market fund reform to play out in the coming year. The reform requires most money market funds to have floating net asset values. While compliance with the Securities and Exchange Commission rule isn't mandated until October 2016, many fund companies have already announced they intend to convert prime money market funds to government-only strategies because the amended rule exempts government money market funds from the floating net asset value requirement. Conversion of these funds is expected to result in a large increase in demand for U.S. Treasury securities and less demand for non-government securities such as commercial paper. We believe this would be a welcome change for commercial paper investors like the First Trust Enhanced Short Maturity ETF because it could mean greater income opportunities when reinvesting maturing securities.

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2015 (UNAUDITED)

As a shareholder of First Trust Enhanced Short Maturity ETF (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2015.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE       DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH         SIX-MONTH
                                                    MAY 1, 2015      OCTOBER 31, 2015      PERIOD (a)        PERIOD (b)
-------------------------------------------------------------------------------------------------------------------------
FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
Actual                                               $1,000.00          $  999.80             0.22%             $1.11
Hypothetical (5% return before expenses)             $1,000.00          $1,024.10             0.22%             $1.12

(a) These expense ratios reflect expense waivers. See Note 3 in the Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (May 1, 2015 through October 31, 2015), multiplied by 184/365.

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2015

                                                                     ANNUALIZED
   PRINCIPAL                                                        YIELD ON DATE     STATED
     VALUE                          DESCRIPTION                      OF PURCHASE     MATURITY         VALUE
----------------   ---------------------------------------------    -------------    --------    ---------------
COMMERCIAL PAPER -- 37.8%

                   ADVERTISING -- 1.3%
$      2,000,000   WPP CP LLC...................................        0.43%        11/04/15    $     1,999,930
                                                                                                 ---------------
                   AEROSPACE/DEFENSE -- 0.7%
       1,000,000   United Technologies Corp.....................        0.41%        11/18/15            999,811
                                                                                                 ---------------
                   AUTO MANUFACTURERS -- 0.3%
         500,000   Ford Motor Credit Co.........................        0.71%        11/19/15            499,825
                                                                                                 ---------------
                   CHEMICALS -- 3.0%
         500,000   Albemarle Corp...............................        0.78%        11/02/15            499,990
       1,000,000   Albemarle Corp...............................        0.78%        11/05/15            999,915
         500,000   Albemarle Corp...............................        0.78%        11/12/15            499,882
         500,000   Albemarle Corp...............................        0.80%        11/18/15            499,813
       2,000,000   Cabot Corp...................................        0.44%        11/03/15          1,999,952
                                                                                                 ---------------
                                                                                                       4,499,552
                                                                                                 ---------------
                   COMMERCIAL SERVICES -- 0.7%
       1,000,000   Equifax, Inc.................................        0.45%        11/09/15            999,902
                                                                                                 ---------------
                   ELECTRIC -- 7.3%
       2,000,000   Consumers Energy Co..........................        0.44%        11/02/15          1,999,976
       1,000,000   Dominion Gas Holdings LLC....................        0.41%        11/05/15            999,956
       1,000,000   Entergy Corp.................................        0.65%        11/03/15            999,964
         500,000   Entergy Corp.................................        0.81%        11/10/15            499,900
       1,000,000   Entergy Corp.................................        0.73%        11/17/15            999,680
       2,500,000   Hawaiian Electric Industries, Inc............        0.58%        11/02/15          2,499,959
         500,000   NorthWestern Corp............................        0.51%        11/12/15            499,924
       2,000,000   Pepco Holdings, Inc..........................        0.76%        11/12/15          1,999,542
         500,000   SCANA Corp...................................        0.56%        11/20/15            499,855
                                                                                                 ---------------
                                                                                                      10,998,756
                                                                                                 ---------------
                   ELECTRONICS -- 2.7%
       1,000,000   Arrow Electronics, Inc.......................        0.63%        11/02/15            999,983
         500,000   Arrow Electronics, Inc.......................        0.66%        11/09/15            499,928
       1,000,000   Arrow Electronics, Inc.......................        0.76%        11/19/15            999,625
       1,500,000   Thermo Fisher Scientific, Inc................        0.61%        11/10/15          1,499,775
                                                                                                 ---------------
                                                                                                       3,999,311
                                                                                                 ---------------
                   FOOD -- 1.7%
       2,500,000   ConAgra Foods, Inc...........................        0.57%        11/02/15          2,499,961
                                                                                                 ---------------
                   GAS -- 0.7%
       1,000,000   Sempra Global................................        0.51%        12/04/15            999,542
                                                                                                 ---------------
                   INSURANCE -- 0.4%
         600,000   Aon Corp.....................................        0.43%        11/04/15            599,979
                                                                                                 ---------------
                   MEDIA -- 1.3%
       1,000,000   Viacom, Inc..................................        0.41%        11/02/15            999,989
       1,000,000   Viacom, Inc..................................        0.41%        11/09/15            999,911
                                                                                                 ---------------
                                                                                                       1,999,900
                                                                                                 ---------------


Page 8                  See Notes to Financial Statements

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2015

                                                                     ANNUALIZED
   PRINCIPAL                                                        YIELD ON DATE     STATED
     VALUE                          DESCRIPTION                      OF PURCHASE     MATURITY         VALUE
----------------   ---------------------------------------------    -------------    --------    ---------------
COMMERCIAL PAPER (CONTINUED)

                   MINING -- 0.3%
$        500,000   Alcoa, Inc...................................        0.54%        11/05/15    $       499,971
                                                                                                 ---------------
                   MISCELLANEOUS MANUFACTURING -- 2.0%
       1,000,000   Eaton Corp...................................        0.45%        11/17/15            999,804
       2,000,000   ITT Corp.....................................        0.51%        11/02/15          1,999,973
                                                                                                 ---------------
                                                                                                       2,999,777
                                                                                                 ---------------
                   OFFICE/BUSINESS EQUIPMENT -- 0.2%
         300,000   Pitney Bowes, Inc............................        0.44%        11/04/15            299,989
                                                                                                 ---------------
                   OIL & GAS -- 4.5%
         790,000   Diamond Offshore Drilling, Inc...............        0.41%        11/02/15            789,991
         500,000   Encana Corp..................................        0.58%        11/05/15            499,968
         500,000   Encana Corp..................................        0.58%        11/12/15            499,913
       1,000,000   Encana Corp..................................        0.64%        11/13/15            999,790
         500,000   Encana Corp..................................        0.63%        11/19/15            499,845
       1,000,000   Nabors Industries, Inc.......................        0.43%        11/04/15            999,965
       1,000,000   Southwestern Energy Co.......................        1.02%        11/03/15            999,945
         500,000   Southwestern Energy Co.......................        1.02%        11/05/15            499,944
       1,000,000   Southwestern Energy Co.......................        1.02%        11/12/15            999,695
                                                                                                 ---------------
                                                                                                       6,789,056
                                                                                                 ---------------
                   OIL & GAS SERVICES -- 0.7%
       1,000,000   Weatherford International Ltd................        1.04%        11/02/15            999,972
                                                                                                 ---------------
                   PIPELINES -- 8.3%
       2,500,000   Columbia Pipeline Group, Inc.................        0.66%        11/02/15          2,499,954
       2,000,000   Enable Midstream Partners, L.P...............        1.07%        11/03/15          1,999,883
         500,000   Enable Midstream Partners, L.P...............        1.07%        11/05/15            499,942
       1,500,000   Enbridge Energy Partners, L.P................    0.92% - 0.97%    11/04/15          1,499,883
       1,000,000   Enbridge Energy Partners, L.P................        0.94%        11/12/15            999,719
       1,000,000   Spectra Energy Capital LLC...................        0.45%        11/02/15            999,988
       1,500,000   Sunoco Logistics Partners Operations, L.P....        0.92%        11/10/15          1,499,662
       1,000,000   Williams Partners, L.P.......................        0.49%        11/02/15            999,987
         500,000   Williams Partners, L.P.......................        0.49%        11/05/15            499,973
       1,000,000   Williams Partners, L.P.......................        0.46%        11/19/15            999,775
                                                                                                 ---------------
                                                                                                      12,498,766
                                                                                                 ---------------
                   RETAIL -- 1.7%
       1,000,000   AutoNation, Inc..............................        0.71%        11/02/15            999,980
       1,000,000   AutoNation, Inc..............................        0.71%        11/03/15            999,961
         500,000   AutoNation, Inc..............................        0.71%        11/10/15            499,913
                                                                                                 ---------------
                                                                                                       2,499,854
                                                                                                 ---------------
                   TOTAL COMMERCIAL PAPER....................................................         56,683,854
                   (Cost $56,683,854)                                                            ---------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2015

   PRINCIPAL                                                           STATED         STATED
     VALUE                          DESCRIPTION                        COUPON        MATURITY         VALUE
----------------   ---------------------------------------------    -------------    --------    ---------------
CORPORATE BONDS -- 36.0%

                   AEROSPACE/DEFENSE -- 0.4%
$        558,000   Boeing (The) Co. (a).........................        0.45%        10/30/17    $       556,677
                                                                                                 ---------------
                   AUTO MANUFACTURERS -- 3.7%
         500,000   American Honda Finance Corp.,
                      Medium-Term Note (a)......................        0.78%        09/20/17            500,794
         490,000   Daimler Finance North America LLC (b)........        1.25%        01/11/16            490,731
       1,000,000   Daimler Finance North America LLC (a) (b)....        0.98%        08/01/16            999,519
         500,000   Ford Motor Credit Co. LLC....................        2.50%        01/15/16            501,624
         500,000   Ford Motor Credit Co. LLC (a)................        1.56%        05/09/16            501,469
       1,050,000   Ford Motor Credit Co. LLC,
                      Medium-Term Note (a)......................        1.10%        01/17/17          1,045,043
         875,000   Nissan Motor Acceptance Corp. (a) (b)........        1.03%        09/26/16            875,771
         700,000   Volkswagen Group of America Finance LLC
                      (a) (b)...................................        0.70%        05/23/17            673,541
                                                                                                 ---------------
                                                                                                       5,588,492
                                                                                                 ---------------
                   BANKS -- 11.2%
         400,000   Bank of America Corp., Medium-Term Note......        1.25%        01/11/16            400,454
         300,000   Bank of America Corp., Medium-Term Note (a)..        1.39%        03/22/18            301,989
         300,000   Bank of America N.A. (a).....................        0.62%        06/15/16            299,423
       1,000,000   Bank of America N.A. (a).....................        0.78%        02/14/17            998,263
          75,000   BB&T Corp., Medium-Term Note (a).............        1.20%        06/15/18             75,469
         525,000   Capital One Financial Corp. (a)..............        0.94%        11/06/15            525,009
         500,000   Capital One Financial Corp...................        1.00%        11/06/15            500,008
         525,000   Capital One N.A./Mclean VA (a)...............        0.98%        02/05/18            522,959
       1,400,000   Citigroup, Inc. (a)..........................        0.60%        06/09/16          1,394,652
         300,000   Citigroup, Inc. (a)..........................        1.28%        07/25/16            300,788
         500,000   Citigroup, Inc. (a)..........................        1.63%        10/26/20            503,934
       1,300,000   Fifth Third Bank/Cincinnati OH (a)...........        0.83%        11/18/16          1,299,414
         800,000   Goldman Sachs Group, (The), Inc..............        5.35%        01/15/16            807,829
         500,000   Goldman Sachs Group, (The), Inc. (a).........        1.54%        09/15/20            500,826
         800,000   Goldman Sachs Group, (The), Inc., Medium-Term
                      Note (a)..................................        0.96%        06/04/17            799,214
       1,050,000   JPMorgan Chase & Co. (a).....................        0.84%        02/15/17          1,049,896
         500,000   JPMorgan Chase & Co. (a).....................        1.53%        10/29/20            503,357
         300,000   JPMorgan Chase Bank N.A. (a).................        0.67%        06/13/16            299,575
         500,000   Morgan Stanley...............................        1.75%        02/25/16            501,800
       1,280,000   Morgan Stanley, Medium-Term Note (a).........        0.77%        10/18/16          1,278,839
         325,000   National City Bank/Cleveland OH (a)..........        0.70%        06/07/17            323,429
         800,000   PNC Bank N.A. (a)............................        0.60%        08/01/17            797,167
         750,000   SunTrust Banks, Inc..........................        3.60%        04/15/16            757,792
         700,000   US Bank N.A./Cincinnati OH (a)...............        0.80%        10/28/19            697,241
         500,000   Wachovia Corp. (a)...........................        0.69%        10/15/16            499,151
         805,000   Wachovia Corp. (a)...........................        0.61%        06/15/17            802,956
                                                                                                 ---------------
                                                                                                      16,741,434
                                                                                                 ---------------
                   BEVERAGES -- 0.3%
         500,000   Anheuser-Busch InBev Finance, Inc. (a).......        0.51%        01/27/17            498,522
                                                                                                 ---------------
                   BIOTECHNOLOGY -- 0.8%
       1,300,000   Amgen, Inc. (a)..............................        0.71%        05/22/17          1,296,637
                                                                                                 ---------------
                   CHEMICALS -- 0.4%
         625,000   Eastman Chemical Co..........................        3.00%        12/15/15            626,665
                                                                                                 ---------------


Page 10                  See Notes to Financial Statements

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2015

   PRINCIPAL                                                           STATED         STATED
     VALUE                          DESCRIPTION                        COUPON        MATURITY         VALUE
----------------   ---------------------------------------------    -------------    --------    ---------------
CORPORATE BONDS (CONTINUED)

                   COMPUTERS -- 1.7%
$      1,300,000   Apple, Inc. (a)..............................        0.55%        05/03/18    $     1,301,451
         800,000   Hewlett Packard Enterprise Co. (a) (b).......        2.06%        10/05/17            801,715
         395,000   International Business Machines Corp. (a)....        0.49%        02/06/18            393,629
                                                                                                 ---------------
                                                                                                       2,496,795
                                                                                                 ---------------
                   DIVERSIFIED FINANCIAL SERVICES -- 1.9%
         800,000   American Express Co. (a).....................        0.92%        05/22/18            799,094
         500,000   American Express Credit Corp. (a)............        0.83%        07/29/16            500,415
         500,000   American Express Credit Corp.,
                      Medium-Term Note (a)......................        1.11%        11/05/18            500,074
         200,000   HSBC Finance Corp............................        5.50%        01/19/16            202,008
         800,000   HSBC Finance Corp. (a).......................        0.75%        06/01/16            798,714
                                                                                                 ---------------
                                                                                                       2,800,305
                                                                                                 ---------------
                   ELECTRIC -- 0.5%
          35,000   Commonwealth Edison Co., Series 104..........        5.95%        08/15/16             36,382
         500,000   LG&E And Ku Energy LLC.......................        2.13%        11/15/15            500,169
         300,000   Ohio Power Co., Series K.....................        6.00%        06/01/16            308,611
                                                                                                 ---------------
                                                                                                         845,162
                                                                                                 ---------------
                   FOOD -- 1.7%
       1,533,000   Kroger (The) Co. (a).........................        0.85%        10/17/16          1,531,436
       1,000,000   Mondelez International, Inc..................        4.13%        02/09/16          1,008,660
                                                                                                 ---------------
                                                                                                       2,540,096
                                                                                                 ---------------
                   GAS -- 0.5%
         701,000   CenterPoint Energy Resources Corp............        6.15%        05/01/16            718,883
                                                                                                 ---------------
                   HEALTH CARE PRODUCTS -- 0.9%
       1,000,000   Becton Dickinson and Co. (a).................        0.79%        06/15/16            999,919
         300,000   Medtronic, Inc. (a)..........................        1.14%        03/15/20            298,786
                                                                                                 ---------------
                                                                                                       1,298,705
                                                                                                 ---------------
                   INSURANCE -- 2.2%
         298,000   Aon Corp.....................................        3.13%        05/27/16            301,750
         500,000   Berkshire Hathaway Finance Corp. (a).........        0.62%        01/12/18            499,760
         300,000   MetLife, Inc.................................        6.75%        06/01/16            310,526
         800,000   Metropolitan Life Global Funding I (a) (b)...        0.46%        06/23/16            800,054
       1,351,000   Prudential Financial, Inc.,
                      Medium-Term Note (a)......................        1.10%        08/15/18          1,355,597
                                                                                                 ---------------
                                                                                                       3,267,687
                                                                                                 ---------------
                   INTERNET -- 0.3%
         438,000   Amazon.Com, Inc..............................        0.65%        11/27/15            438,066
                                                                                                 ---------------
                   MEDIA -- 0.9%
       1,325,000   NBCUniversal Enterprise, Inc. (a) (b)........        0.86%        04/15/16          1,326,640
                                                                                                 ---------------
                   OIL & GAS -- 1.7%
       1,250,000   Devon Energy Corp. (a).......................        0.79%        12/15/15          1,250,109
         790,000   Marathon Oil Corp............................        0.90%        11/01/15            790,000
         512,000   Marathon Petroleum Corp......................        3.50%        03/01/16            516,344
                                                                                                 ---------------
                                                                                                       2,556,453
                                                                                                 ---------------
                   PHARMACEUTICALS -- 0.7%
       1,000,000   AbbVie, Inc. (a).............................        1.06%        11/06/15          1,000,029
                                                                                                 ---------------


                        See Notes to Financial Statements                Page 11

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2015

   PRINCIPAL                                                           STATED         STATED
     VALUE                          DESCRIPTION                        COUPON        MATURITY         VALUE
----------------   ---------------------------------------------    -------------    --------    ---------------
CORPORATE BONDS (CONTINUED)

                   PIPELINES -- 0.9%
$        995,000   Enterprise Products Operating LLC............        3.20%        02/01/16    $       999,628
         425,000   Kinder Morgan Finance Co. LLC................        5.70%        01/05/16            428,193
                                                                                                 ---------------
                                                                                                       1,427,821
                                                                                                 ---------------
                   RETAIL -- 0.8%
         550,000   Autozone, Inc................................        6.95%        06/15/16            569,742
         300,000   CVS Health Corp..............................        6.13%        08/15/16            311,979
         400,000   Home Depot (The), Inc. (a)...................        0.71%        09/15/17            401,447
                                                                                                 ---------------
                                                                                                       1,283,168
                                                                                                 ---------------
                   SOFTWARE -- 0.7%
       1,000,000   Oracle Corp. (a).............................        0.52%        07/07/17          1,000,243
                                                                                                 ---------------
                   TELECOMMUNICATIONS -- 2.9%
       1,400,000   AT&T, Inc. (a)...............................        0.75%        03/30/17          1,395,390
       1,300,000   Cisco Systems, Inc. (a)......................        0.61%        03/03/17          1,301,017
         300,000   Verizon Communications, Inc..................        2.50%        09/15/16            304,166
       1,375,000   Verizon Communications, Inc. (a).............        0.73%        06/09/17          1,371,484
                                                                                                 ---------------
                                                                                                       4,372,057
                                                                                                 ---------------
                   TRANSPORTATION -- 0.5%
         430,000   Norfolk Southern Corp........................        5.75%        01/15/16            434,090
         290,000   Ryder System, Inc., Medium-Term Note.........        3.60%        03/01/16            292,257
                                                                                                 ---------------
                                                                                                         726,347
                                                                                                 ---------------
                   TRUCKING & LEASING -- 0.4%
         550,000   Penske Truck Leasing Co. LP / PTL Finance
                      Corp. (b).................................        2.50%        03/15/16            552,797
                                                                                                 ---------------
                   TOTAL CORPORATE BONDS.....................................................         53,959,681
                   (Cost $53,996,369)                                                            ---------------

MORTGAGE-BACKED SECURITIES -- 9.9%

                   COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.0%
                   Residential Asset Securitization Trust
          20,014      Series 2003-A4, Class A1..................        4.25%        05/25/33             20,163
                                                                                                 ---------------
                   COLLATERALIZED MORTGAGE-BACKED SECURITIES -- 9.9%
                   Bear Stearns Commercial Mortgage Securities Trust
         269,360      Series 2006-PW12, Class A1A (a)...........        5.71%        09/11/38            273,401
         658,022      Series 2006-PW12, Class A4 (a)............        5.71%        09/11/38            665,306
         741,541      Series 2006-PW13, Class A1A...............        5.53%        09/11/41            760,494
                   Citigroup Commercial Mortgage Trust
          57,998      Series 2006-C4, Class A1A (a).............        5.79%        03/15/49             58,677
                   Commercial Mortgage Trust
         384,650      Series 2006-C7, Class A4 (a)..............        5.76%        06/10/46            388,582
                   Credit Suisse Commercial Mortgage Trust
         722,427      Series 2006-C2, Class A3 (a)..............        5.66%        03/15/39            724,803
       1,312,176      Series 2006-C3, Class A3 (a)..............        5.82%        06/15/38          1,322,093
                   Credit Suisse Mortgage Capital Certificates
         873,252      Series 2006-C4, Class A3..................        5.47%        09/15/39            890,091
                   GE Capital Commercial Mortgage Corp.
          55,846      Series 2005-C4, Class A4 (a)..............        5.38%        11/10/45             55,790


Page 12                 See Notes to Financial Statements

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2015

   PRINCIPAL                                                           STATED         STATED
     VALUE                          DESCRIPTION                        COUPON        MATURITY         VALUE
----------------   ---------------------------------------------    -------------    --------    ---------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                   COLLATERALIZED MORTGAGE-BACKED SECURITIES
                      (CONTINUED)
                   JP Morgan Chase Commercial Mortgage
                    Securities Trust
$        823,431      Series 2006-LDP6, Class A4 (a)............        5.48%        04/15/43    $       827,559
         286,436      Series 2006-LDP7, Class A1A (a)...........        5.91%        04/15/45            291,293
                   LB-UBS Commercial Mortgage Trust
         978,211      Series 2006-C3, Class A1A (a).............        5.64%        03/15/39            984,151
         511,986      Series 2006-C3, Class A4 (a)..............        5.66%        03/15/39            513,970
       2,847,232      Series 2006-C4, Class A4 (a)..............        5.82%        06/15/38          2,890,969
         744,605      Series 2006-C6, Class A4..................        5.37%        09/15/39            761,128
                   Merrill Lynch Mortgage Trust
         175,000      Series 2006-C1, Class A4 (a)..............        5.67%        05/12/39            176,340
         147,523      Series 2006-C2, Class A1A (a).............        5.74%        08/12/43            151,063
                   ML-CFC Commercial Mortgage Trust
         497,048      Series 2006-4, Class A3...................        5.17%        12/12/49            509,951
                   Wachovia Bank Commercial Mortgage Trust
          42,606      Series 2006-C23, Class A4 (a).............        5.42%        01/15/45             42,578
       1,995,412      Series 2006-C24, Class A3 (a).............        5.56%        03/15/45          2,000,694
         424,529      Series 2006-C25, Class A4 (a).............        5.72%        05/15/43            426,702
                                                                                                 ---------------
                                                                                                      14,715,635
                                                                                                 ---------------
                   TOTAL MORTGAGE-BACKED SECURITIES..........................................         14,735,798
                   (Cost $14,783,515)                                                            ---------------

FOREIGN CORPORATE BONDS -- 8.8%

                   BANKS -- 4.9%
         500,000   Australia & New Zealand Banking Group
                      Ltd./New York, NY (a).....................        0.88%        05/15/18            498,930
         900,000   Bank of Montreal, Medium-Term Note (a).......        0.92%        04/09/18            901,110
         500,000   Bank of Nova Scotia (The) (a)................        0.63%        04/11/17            499,302
         500,000   Bank of Nova Scotia (The) (a)................        0.80%        06/11/18            499,782
       1,025,000   BNP Paribas S.A., Medium-Term Note (a).......        0.93%        12/12/16          1,026,887
          25,000   Credit Agricole S.A. (a) (b).................        1.17%        10/03/16             25,087
       1,000,000   Credit Agricole S.A./London (a) (b)..........        1.48%        04/15/16          1,003,539
       1,000,000   Credit Suisse/New York, NY, Global
                      Medium-Term Note (a)......................        0.82%        05/26/17            997,536
          65,000   Deutsche Bank AG/London (a)..................        0.92%        02/13/17             64,945
         500,000   Mizuho Bank Ltd. (a) (b).....................        1.51%        10/20/18            503,840
         300,000   Royal Bank of Canada, Global
                      Medium-Term Note (a)......................        0.58%        10/13/17            298,931
       1,000,000   Toronto-Dominion Bank (The), Medium-Term
                      Note, Series 1 (a)........................        0.87%        04/30/18          1,001,732
                                                                                                 ---------------
                                                                                                       7,321,621
                                                                                                 ---------------
                   DIVERSIFIED FINANCIAL SERVICES -- 1.4%
       1,020,000   GE Capital International Funding Co. (b).....        0.96%        04/15/16          1,019,867
       1,000,000   Nomura Holdings, Inc., Medium-Term Note......        4.13%        01/19/16          1,006,737
                                                                                                 ---------------
                                                                                                       2,026,604
                                                                                                 ---------------
                   OIL & GAS -- 0.5%
         500,000   BP Capital Markets PLC (a)...................        0.73%        11/07/16            499,871
         300,000   Canadian Natural Resources Ltd. (a)..........        0.70%        03/30/16            299,217
                                                                                                 ---------------
                                                                                                         799,088
                                                                                                 ---------------


                        See Notes to Financial Statements                Page 13

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2015

   PRINCIPAL                                                           STATED         STATED
     VALUE                          DESCRIPTION                        COUPON        MATURITY         VALUE
----------------   ---------------------------------------------    -------------    --------    ---------------
FOREIGN CORPORATE BONDS (CONTINUED)

                   PHARMACEUTICALS -- 0.6%
$        950,000   Actavis Funding SCS (a)......................        1.42%        03/12/18    $       945,001
                                                                                                 ---------------
                   PIPELINES -- 0.7%
       1,025,000   Enbridge, Inc. (a)...........................        0.98%        10/01/16          1,020,946
          50,000   Enbridge, Inc. (a)...........................        0.78%        06/02/17             49,124
                                                                                                 ---------------
                                                                                                       1,070,070
                                                                                                 ---------------
                   TELECOMMUNICATIONS -- 0.7%
       1,000,000   Vodafone Group PLC (a).......................        0.72%        02/19/16            999,608
                                                                                                 ---------------
                   TOTAL FOREIGN CORPORATE BONDS.............................................         13,161,992
                   (Cost $13,187,291)                                                            ---------------


     SHARES                                       DESCRIPTION                                         VALUE
----------------   --------------------------------------------------------------------------    ---------------
EXCHANGE-TRADED FUND -- 4.8%

                   CAPITAL MARKETS -- 4.8%
         147,215   First Trust Senior Loan Fund (c)..........................................          7,101,651
                                                                                                 ---------------
                   TOTAL EXCHANGE-TRADED FUND................................................          7,101,651
                   (Cost $7,180,358)                                                             ---------------


   PRINCIPAL                                                           STATED         STATED
     VALUE                          DESCRIPTION                        COUPON        MATURITY         VALUE
----------------   ---------------------------------------------    -------------    --------    ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 2.8%

                   COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.5%
                   Federal Home Loan Banks
$         43,961      Series 2008-1372, Class 1.................        4.75%        05/18/18             46,770
                   Federal Home Loan Mortgage Corporation
          11,242      Series 1998-2038, Class PC................        5.50%        02/15/28             11,342
             699      Series 2007-3345, Class FP (a)............        0.40%        11/15/36                699
             657      Series 2007-3345, Class PF (a)............        0.38%        05/15/36                657
       1,068,235      Series 2010-3659, Class EB................        2.00%        06/15/18          1,079,496
          26,680      Series 2010-3728, Class EL................        1.50%        09/15/20             26,731
                   Federal National Mortgage Association
           3,692      Series 2001-69, Class OG..................        5.50%        12/25/16              3,758
         166,253      Series 2003-44, Class CD..................        3.50%        03/25/33            169,211
          24,549      Series 2010-104, Class BJ.................        2.00%        02/25/24             24,630
       1,402,655      Series 2011-3, Class EG...................        2.00%        05/25/20          1,419,811
         748,303      Series 2011-13, Class AD..................        2.00%        07/25/21            759,846
          12,722      Series 2011-15, Class AB..................        9.75%        08/25/19             13,861
                   Government National Mortgage Association
          67,110      Series 2000-9, Class FG (a)...............        0.80%        02/16/30             67,883
         140,003      Series 2009-118, Class AW.................        3.00%        05/20/37            141,476
                                                                                                 ---------------
                                                                                                       3,766,171
                                                                                                 ---------------
                   PASS-THROUGH SECURITIES -- 0.3%
                   Federal Home Loan Mortgage Corporation
          24,294      Pool B18688...............................        5.00%        02/01/20             25,325
          17,967      Pool E99249...............................        5.50%        09/01/18             18,832
          23,821      Pool G12255...............................        5.50%        07/01/21             25,795
          23,384      Pool G12631...............................        5.50%        04/01/17             23,946


Page 14                 See Notes to Financial Statements

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2015

   PRINCIPAL                                                           STATED         STATED
     VALUE                          DESCRIPTION                        COUPON        MATURITY         VALUE
----------------   ---------------------------------------------    -------------    --------    ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                   PASS-THROUGH SECURITIES (CONTINUED)
                   Federal National Mortgage Association
$         94,763      Pool 256889...............................        5.50%        09/01/17    $        97,459
          43,244      Pool 723399...............................        4.50%        09/01/18             44,808
          81,527      Pool 739798...............................        4.50%        09/01/18             84,473
          44,186      Pool 775019...............................        4.50%        05/01/19             45,897
          38,603      Pool 889191...............................        4.50%        04/01/21             40,167
          59,695      Pool 889847...............................        4.50%        04/01/21             62,844
                                                                                                 ---------------
                                                                                                         469,546
                                                                                                 ---------------
                   TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES...................          4,235,717
                   (Cost $4,239,362)                                                             ---------------

U.S. GOVERNMENT NOTES -- 1.7%

       1,000,000   U.S. Treasury Note...........................        0.63%        06/30/17            999,642
       1,600,000   U.S. Treasury Note...........................        0.88%        07/15/18          1,595,458
                                                                                                 ---------------
                   TOTAL U.S. GOVERNMENT NOTES...............................................          2,595,100
                   (Cost $2,590,931)                                                             ---------------

ASSET-BACKED SECURITIES -- 0.0%

                   Ally Auto Receivables Trust
           1,383      Series 2012-5, Class A3...................        0.62%        03/15/17              1,383
                   Bear Stearns Asset Backed Securities I Trust
          38,240      Series 2006-HE1, Class 1A3 (a)............        0.53%        12/25/35             38,202
                                                                                                 ---------------
                   TOTAL ASSET-BACKED SECURITIES.............................................             39,585
                   (Cost $39,194)                                                                ---------------

                   TOTAL INVESTMENTS -- 101.8%...............................................        152,513,378
                   (Cost $152,700,874) (d)

                   NET OTHER ASSETS AND LIABILITIES -- (1.8)%................................         (2,684,510)
                                                                                                 ---------------
                   NET ASSETS -- 100.0%......................................................    $   149,828,868
                                                                                                 ===============

-----------------------------

      (a) Floating or variable rate security. The interest rate shown reflects the rate in effect at October 31, 2015.

      (b) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. At October 31, 2015, securities noted as such amounted to $9,073,101, or 6.1% of net assets.

      (c)   Investment in affiliated fund.

      (d) Aggregate cost for federal income tax purposes is $152,850,614. As of October 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $30,798 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $368,034.


                        See Notes to Financial Statements                Page 15

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2015

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                            LEVEL 2          LEVEL 3
                                                           TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
INVESTMENTS                                             10/31/2015         PRICES           INPUTS           INPUTS
---------------------------------------------------    -------------    -------------    -------------    -------------
Commercial Paper*..................................    $  56,683,854    $          --    $  56,683,854    $          --
Corporate Bonds*...................................       53,959,681               --       53,959,681               --
Mortgage-Backed Securities.........................       14,735,798               --       14,735,798               --
Foreign Corporate Bonds*...........................       13,161,992               --       13,161,992               --
Exchange-Traded Fund*..............................        7,101,651        7,101,651               --               --
U.S. Government Agency Mortgage-Backed
   Securities......................................        4,235,717               --        4,235,717               --
U.S. Government Notes..............................        2,595,100               --        2,595,100               --
Asset-Backed Securities............................           39,585               --           39,585               --
                                                       -------------    -------------    -------------    -------------
Total Investments..................................    $ 152,513,378    $   7,101,651    $ 145,411,727    $          --
                                                       =============    =============    =============    =============

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2015.


Page 16                 See Notes to Financial Statements

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2015

ASSETS:
Investments, at value - Unaffiliated......................................    $  145,411,727
Investments, at value - Affiliated........................................         7,101,651
Cash......................................................................            12,370
Receivables:
   Interest...............................................................           266,384
                                                                              --------------
   Total Assets...........................................................       152,792,132
                                                                              --------------
LIABILITIES:
Payables:
   Investment securities purchased........................................         2,935,655
   Investment advisory fees...............................................            27,609
                                                                              --------------
   Total Liabilities......................................................         2,963,264
                                                                              --------------
NET ASSETS................................................................    $  149,828,868
                                                                              ==============
NET ASSETS CONSIST OF:
Paid-in capital...........................................................    $  151,233,399
Par value.................................................................            24,997
Accumulated net investment income (loss)..................................           413,174
Accumulated net realized gain (loss) on investments.......................        (1,655,206)
Net unrealized appreciation (depreciation) on investments.................          (187,496)
                                                                              --------------
NET ASSETS................................................................    $  149,828,868
                                                                              ==============
NET ASSET VALUE, per share................................................    $        59.94
                                                                              ==============
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share).............................................         2,499,724
                                                                              ==============
Investments, at cost - Unaffiliated.......................................    $  145,520,516
                                                                              ==============
Investments, at cost - Affiliated.........................................    $    7,180,358
                                                                              ==============


                        See Notes to Financial Statements                Page 17

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2015

INVESTMENT INCOME:
Interest..................................................................    $    4,118,485
Dividends - Affiliated (See Note 2C)......................................           603,444
                                                                              --------------
   Total investment income................................................         4,721,929
                                                                              --------------
EXPENSES:
Investment advisory fees..................................................         2,876,247
   Less fees waived by the investment advisor.............................        (1,408,860)
                                                                              --------------
   Net expenses...........................................................         1,467,387
                                                                              --------------
NET INVESTMENT INCOME (LOSS)..............................................         3,254,542
                                                                              --------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments - Unaffiliated.............................................        (1,356,629)
   Investments - Affiliated (See Note 2C).................................          (270,295)
                                                                              --------------
Net realized gain (loss)..................................................        (1,626,924)
                                                                              --------------
Net change in unrealized appreciation (depreciation) on:
   Investments - Unaffiliated.............................................          (132,881)
   Investments - Affiliated (See Note 2C).................................           (77,074)
                                                                              --------------
Net change in unrealized appreciation (depreciation)......................          (209,955)
                                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...................................        (1,836,879)
                                                                              --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS........................................................    $    1,417,663
                                                                              ==============


Page 18                 See Notes to Financial Statements

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 FOR THE              FOR THE PERIOD
                                                                                   YEAR                8/5/2014 (a)
                                                                                  ENDED                  THROUGH
                                                                                10/31/2015              10/31/2014
                                                                              --------------          --------------
OPERATIONS:
   Net investment income (loss)...........................................    $    3,254,542          $       22,867
   Net realized gain (loss)...............................................        (1,626,924)                   (692)
   Net change in unrealized appreciation (depreciation)...................          (209,955)                 22,459
                                                                              --------------          --------------
   Net increase (decrease) in net assets resulting from operations........         1,417,663                  44,634
                                                                              --------------          --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..................................................        (2,887,800)                 (4,025)
                                                                              --------------          --------------
SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold..............................................     2,912,255,614             567,312,055
   Cost of shares redeemed................................................    (3,328,309,273)                     --
                                                                              --------------          --------------
  Net increase (decrease) in net assets resulting from shareholder
      transactions........................................................      (416,053,659)            567,312,055
                                                                              --------------          --------------
   Total increase (decrease) in net assets................................      (417,523,796)            567,352,664

NET ASSETS:
   Beginning of period....................................................       567,352,664                      --
                                                                              --------------          --------------
   End of period..........................................................    $  149,828,868          $  567,352,664
                                                                              ==============          ==============
   Accumulated net investment income (loss) at end of period..............    $      413,174          $       19,377
                                                                              ==============          ==============
CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period................................         9,450,001                      --
   Shares sold............................................................        66,800,000               9,450,001 (b)
   Shares redeemed as a result of reverse stock split (See Note 4)........       (18,300,277)                     --
   Shares redeemed........................................................       (55,450,000)                     --
                                                                              --------------          --------------
   Shares outstanding, end of period......................................         2,499,724               9,450,001
                                                                              ==============          ==============


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Share amounts have been adjusted to reflect the 1-for-2 reverse stock split that was effective November 10, 2014.


                        See Notes to Financial Statements                Page 19

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                 FOR THE PERIOD
                                                                                  8/5/2014 (a)
                                                                  YEAR ENDED        THROUGH
                                                                  10/31/2015     10/31/2014 (b)
                                                                --------------   --------------
Net asset value, beginning of period...........................    $  60.04         $  60.00
                                                                   --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        0.43             0.06
Net realized and unrealized gain (loss)........................       (0.26)            0.04
                                                                   --------         --------
Total from investment operations...............................        0.17             0.10
                                                                   --------         --------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income..........................................       (0.27)           (0.06)
                                                                   --------         --------
Net asset value, end of period.................................    $  59.94         $  60.04
                                                                   ========         ========
TOTAL RETURN (c)...............................................        0.29%            0.16%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................    $149,829         $567,353
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................        0.45%            0.45% (d)
Ratio of net expenses to average net assets....................        0.23%            0.26% (d)
Ratio of net investment income (loss) to average net assets....        0.51%            0.64% (d)
Portfolio turnover rate (e)....................................         406%               0%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) All per share amounts and net asset values have been adjusted to reflect the impact of the 1-for-2 reverse stock split on November 10, 2014. The net asset value reported on October 31, 2014 prior to the reverse stock split restatement was $30.02.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.

(d)   Annualized.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions, if any.


Page 20                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2015

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of six funds that are offering shares. This report covers the First Trust Enhanced Short Maturity ETF (the "Fund"), which trades under the ticker "FTSM" on The NASDAQ(R) Stock Market LLC ("NASDAQ"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed for securities in which the Fund invests or for cash, or in certain circumstances, a combination of both. Except when aggregated in Creation Units, the Fund's shares are not redeemable securities.

The Fund is an actively managed exchange-traded fund ("ETF"). The Fund's investment objective is to seek current income, consistent with preservation of capital and daily liquidity. Under normal market conditions, the Fund will invest at least 80% of its net assets in a portfolio of U.S. dollar-denominated fixed- and variable-rate instruments (collectively, "Fixed Income Securities") issued by U.S. and non-U.S. public and private sector entities. Fixed Income Securities will include the following types of fixed- and variable-rate debt securities: corporate and government bonds and notes; agency securities; instruments of non-U.S. issuers in developed markets; privately issued securities; asset-backed securities; mortgage-related securities; municipal bonds and money market securities. The Fund may also invest in investment companies, such as ETFs, that invest in primarily Fixed Income Securities. The Fund will limit its investments in asset-backed securities and non-agency mortgage-backed securities (in the aggregate) to 20% of its net assets. The Fund may also invest up to 20% of its net assets in floating rate loans. The floating rate loans will represent amounts borrowed by companies or other entities from banks and other lenders and a significant portion of such floating rate loans may be rated below investment grade or unrated. Floating rate loans held by the Fund may be senior or subordinate obligations of the borrower and may or may not be secured by collateral. Under normal market conditions, the Fund's average duration is expected to be below one year and the average maturity of the Fund's portfolio is expected to be below three years.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Corporate bonds, corporate notes, municipal securities, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;
      2)    reported trades;
      3)    broker/dealer quotes;
      4)    issuer spreads;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2015

      5)    benchmark securities;
      6)    bids and offers; and
      7)    reference data including market research publications.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding NASDAQ and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Commercial paper, fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;
      2)    the liquidity conditions in the relevant market and changes thereto;
      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
      4) issuer-specific conditions (such as significant credit deterioration); and
      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the fundamental business data relating to the borrower/issuer;
      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
      3)    the type, size and cost of a security;
      4)    the financial statements of the borrower/issuer;
      5) the credit quality and cash flow of the borrower/issuer, based on the Advisor's or external analysis;
      6) the information as to any transactions in or offers for the security;
      7) the price and extent of public trading in similar securities of the borrower/issuer, or comparable companies;
      8)    the coupon payments;
      9) the quality, value and salability of collateral, if any, securing the security;
     10) the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's/issuer's management (for corporate debt only);
     11) the prospects for the borrower's/issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only);
     12)    the borrower's/issuer's competitive position within the industry;
     13) the borrower's/issuer's ability to access additional liquidity through public and/or private markets; and
     14)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2015

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2015, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

C. AFFILIATED TRANSACTIONS

The Fund invests in an affiliated fund. Dividend income, realized gains and losses, and change in appreciation (depreciation) from the affiliated fund are presented on the Statement of Operations. The Fund's investment performance and risks are directly related to the investment performance and risks of the affiliated fund.

Amounts related to this investment in the Fund's Portfolio of Investments at October 31, 2015, and for the fiscal year ended are as follows:

                                                  SHARE ACTIVITY
                               -----------------------------------------------------
                               BALANCE AT                                BALANCE AT      VALUE AT      DIVIDEND      REALIZED
SECURITY NAME                   10/31/14      PURCHASES       SALES       10/31/15       10/31/15       INCOME      GAIN (LOSS)
----------------------------   -----------   -----------   -----------   -----------   ------------   -----------   -----------
First Trust Senior Loan Fund      6,000       1,115,645       (974,430)    147,215     $ 7,101,651     $ 603,444    $  (270,295)

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal year ended October 31, 2015 and the fiscal period ended October 31, 2014, were as follows:

Distributions paid from:                               2015             2014
Ordinary income.................................  $    2,887,800    $      4,025
Capital gain....................................               --             --
Return of capital...............................               --             --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2015

As of October 31, 2015, the components of distributable earnings and net assets on a tax basis for the Fund were as follows:

Undistributed ordinary income...................  $       413,174
Accumulated capital and other losses............       (1,505,466)
Net unrealized appreciation (depreciation)......         (337,236)

E. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2015, the Fund had $1,505,466 of non-expiring capital loss carryforwards that may be carried forward indefinitely.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2015, the Fund had no net ordinary losses.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2014 and 2015 remain open to federal and state audit. As of October 31, 2015, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2015, the adjustments for the Fund were as follows:

                                    ACCUMULATED
            ACCUMULATED            NET REALIZED
          NET INVESTMENT            GAIN (LOSS)               PAID-IN
           INCOME (LOSS)          ON INVESTMENTS              CAPITAL
         -----------------       -----------------       -----------------
             $ 27,055               $ (27,055)                $  --

F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Pursuant to the Investment Management Agreement between the Trust and Advisor, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses with the exception of those attributable to affiliated funds, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.45% of its average daily net assets. Prior to February 23, 2015, pursuant to contractual agreements, First Trust agreed to waive management fees of (a) 0.20% of average daily net assets

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2015

until August 6, 2015, and (b) 0.10% of average daily net assets from August 6, 2015 to October 29, 2015. Effective February 23, 2015, pursuant to a contractual agreement. First Trust agreed to waive management fees of 0.20% of average daily net assets until March 2, 2016. The waiver agreement may be terminated by action of the Trust's Board of Trustees at any time upon 60 days' written notice by the Trust on behalf of the Fund or by the Fund's investment advisor only after March 2, 2016. Pursuant to a contractual agreement between the Trust, on behalf of the Fund, and First Trust, the management fees paid to First Trust will be reduced by the proportional amount of the acquired fund fees and expenses of the shares of investment companies held by the Fund so that the Fund would not bear the indirect costs of holding them, provided, that the investment companies are advised by First Trust. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Trust's Board of Trustees or (ii) upon termination of the Fund's management agreement with First Trust; however, it is expected to remain in place at least until March 2, 2016. First Trust does not have the right to recover the fees waived that are attributable to acquired fund fees and expenses on the shares of investment companies advised by First Trust.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                             4. REVERSE STOCK SPLIT

On October 29, 2014, the Trust's Board of Trustees approved a one-for-two reverse stock split, whereby each share of the Fund outstanding as of the close of business on November 7, 2014 automatically converted to one-half share as of the opening of business on November 10, 2014. In addition, at the opening of business on November 10, 2014, the Fund's shares no longer traded under the CUSIP number 33739Q101, and instead began trading under the new CUSIP number 33739Q408. For the fiscal period ended October 31, 2014, all share transactions on the Statements of Changes in Net Assets and per share data on the Financial Highlights have been adjusted to reflect the reverse stock split. For the fiscal year ended October 31, 2015, the share transactions on the Statements of Changes in Net Assets reflect the actual transactions, including the impact of the reverse stock split. As a result of the reverse stock split, fractional shares totaling 277 shares were redeemed and paid out to shareholders. The reverse stock split had no impact on the overall value of a shareholder's investment in the Fund.

                      5. PURCHASES AND SALES OF SECURITIES

The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the fiscal year ended October 31, 2015, were $170,532,653 and $911,653,669, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the fiscal year ended October 31, 2015 were $186,101,594 and $1,041,208,680, respectively.

For the fiscal year ended October 31, 2015, the Fund had no in-kind transactions.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2015

Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Purchasers of Creation Units must pay to BNYM, as transfer agent, a creation fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2017.

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined there were the following subsequent events:

On November 4, 2015, First Trust SSI Strategic Convertible Securities ETF, an additional series of the Trust, began trading under the symbol "FCVT" on NASDAQ.

On November 12, 2015, First Trust Heitman Global Prime Real Estate ETF, an additional series of the Trust, began trading under the symbol "PRME" on the NYSE Arca, Inc.

On November 19, 2015, the Fund declared a distribution of $0.035 per share to shareholders of record on November 24, 2015, payable November 30, 2015.

At a meeting on December 7, 2015, the Board accepted Mr. Bradley's resignation from his position as the President and Chief Executive Officer of the Trust, effective December 31, 2015. At the same meeting, the Board elected Mr. Dykas to serve as the President and Chief Executive Officer and Mr. Donald Swade, formerly an Assistant Treasurer of the Trust, to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Trust.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST ENHANCED SHORT MATURITY
ETF:

We have audited the accompanying statement of assets and liabilities of First Trust Enhanced Short Maturity ETF (the "Fund"), a series of the First Trust Exchange-Traded Fund IV, including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015 by correspondence with the Fund's custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Enhanced Short Maturity ETF as of October 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 22, 2015

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2015 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of the Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2015, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                              RISK CONSIDERATIONS

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

ASSET-BACKED AND MORTGAGE-RELATED SECURITIES RISK. The risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. Extension risk is prevalent when in a period of rising interest rates, the Fund holds mortgage-related securities and such securities exhibit additional volatility. Prepayment risk is prevalent when in a period of declining interest rates, borrowers may pay off their mortgages sooner than expected. Prepayments can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund's investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

CALL RISK. If an issuer calls higher yielding debt instruments held by the Fund, performance could be adversely impacted.

CASH TRANSACTIONS RISK. The Fund will, under most circumstances, effect a portion of creations and redemptions for cash, rather than in kind securities. As a result, an investment in the Fund may be less tax efficient than an investment in an ETF that effects its creations and redemption for in kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses, and may also result in higher brokerage costs.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

FIXED INCOME SECURITIES RISK. An investment in the Fund involves risk associated with an investment in fixed income securities including the risk that certain of the securities in the Fund may not have the benefit of covenants that would prevent the issuer from engaging in capital restructurings or borrowing transactions in connection with corporate acquisitions, leveraged buyouts or restructurings. This limitation could reduce the ability of the issuer to meet its payment obligations and might result in increased credit risk. In addition, certain of the securities may be redeemed or prepaid by the issuer, resulting in lower interest payments received by the Fund and reduced distributions to shareholders.

FLOATING RATE LOAN RISK. An investment in floating rate loans subjects the Fund to credit risk, which is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy. The loans are usually rated below investment grade but may also be unrated. An economic downturn would generally lead to a higher non-payment rate, and a loan

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2015 (UNAUDITED)

may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Loans are subject to a number of risks described elsewhere in this prospectus, including liquidity risk and the risk of investing in below investment grade debt instruments. Floating rate loans are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

HIGH YIELD SECURITIES RISK. High yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, may be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is generally smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over the counter markets. Due to the smaller, less liquid market for high yield securities, the bid offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

ILLIQUID SECURITIES RISK. Some of the securities held by the Fund may be illiquid. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK. Income from the Fund's fixed income investments could decline during periods of falling interest rates.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the Fixed Income Securities in the Fund will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term investments and higher for longer term investments. Mortgage-related securities are particularly subject to the risk that interest rate volatility may adversely impact the valuation and price of such securities.

INVESTMENT COMPANIES RISK. The Fund may invest in the shares of other investment companies, and therefore, the Fund's investment performance and risks may be related to the investment performance and risks of the underlying funds. In general, as a shareholder in other investment companies, the Fund bears its ratable share of the underlying fund's expenses, and would be subject to duplicative expenses to the extent the Fund invests in other investment companies. Pursuant to a contractual agreement, the Fund's investment advisor has agreed to reduce the management fee paid by the Fund by the proportional amount of the acquired fund fees and expenses of the shares of investment companies held by the Fund so that the Fund would not bear the indirect costs of holding them, provided, that, the investment companies are advised by the Fund's investment advisor.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. The Fund's investment advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objectives.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall security values could decline generally or could underperform other investments.

NEW FUND RISK. The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2015 (UNAUDITED)

result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

NON-U.S. SECURITIES RISK. The Fund invests in securities of non-U.S. issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges in foreign countries.

SOVEREIGN DEBT RISK. Investments in debt securities issued by foreign governments ("Sovereign Debt") involve special risks because the governmental authority that controls the repayment of the debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities; the relative size of the debt service burden to the economy as a whole; or the government debtor's policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Fund may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the Fund's ability to obtain recourse may be limited.

VOLATILITY RISK. The market price and net asset value of the Fund's shares and the Fund's yield will change daily. There may be instances when the Fund will experience large in flows and out flows, which will significantly alter the Fund's size. At times, these fluctuations may negatively impact the Fund's yield, result in increased transaction costs for the Fund and contribute to the overall volatility of the Fund. The risk will be more prevalent when the Fund is smaller in size, such as during the Fund's invest up period. An investor may lose money by investing in this Fund because this Fund is not a money market fund and may experience significant fluctuations in its net asset value.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2015 (UNAUDITED)

The Fund's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                 NUMBER OF             OTHER
                                                                                               PORTFOLIOS IN      TRUSTEESHIPS OR
                                 TERM OF OFFICE                                               THE FIRST TRUST      DIRECTORSHIPS
       NAME, ADDRESS,            AND YEAR FIRST                                                FUND COMPLEX       HELD BY TRUSTEE
      DATE OF BIRTH AND            ELECTED OR                PRINCIPAL OCCUPATIONS              OVERSEEN BY         DURING PAST
   POSITION WITH THE TRUST          APPOINTED                 DURING PAST 5 YEARS                 TRUSTEE             5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term   Physician; President, Wheaton                   117         None
c/o First Trust Advisors L.P.                       Orthopedics; Limited Partner, Gundersen
120 East Liberty Drive,         o Since Inception   Real Estate Limited Partnership;
  Suite 400                                         Member, Sportsmed LLC
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee       o Indefinite Term   President (March 2010 to Present),
c/o First Trust Advisors L.P.                       Senior Vice President and Chief
120 East Liberty Drive,                             Financial Officer                               117         Director of ADM
  Suite 400                     o Since Inception   (May 2007 to March 2010), ADM Investor                      Investor Services,
Wheaton, IL 60187                                   Services, Inc. (Futures Commission                          Inc., ADM
D.O.B.: 11/57                                       Investor Services Merchant)                                 International, and
                                                                                                                Futures Industry
                                                                                                                Association

Robert F. Keith, Trustee        o Indefinite Term   President (2003 to Present), Hibs               117         Director of
c/o First Trust Advisors L.P.                       Enterprises (Financial and Management                       Trust Company
120 East Liberty Drive,         o Since Inception   Consulting)                                                 of Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee        o Indefinite Term   Managing Director and Chief Operating           117         Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present),                          Covenant
120 East Liberty Drive,         o Since Inception   Pelita Harapan Educational Foundation                       Transport, Inc.
  Suite 400                                         (Educational Products and Services);                        (May 2003 to
Wheaton, IL 60187                                   President and Chief Executive Officer                       May 2014)
D.O.B.: 03/54                                       (June 2012 to September 2014), Servant
                                                    Interactive LLC (Educational Products
                                                    and Services); President and Chief
                                                    Executive Officer (June 2012 to
                                                    September 2014), Dew Learning LLC
                                                    (Educational Products and Services);
                                                    President (June 2002 to June 2012),
                                                    Covenant College


------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,     o Indefinite Term   Chief Executive Officer (December 2010          117         None
Chairman of the Board                               to Present), President (until December
120 East Liberty Drive,         o Since Inception   2010), First Trust Advisors L.P. and
  Suite 400                                         First Trust Portfolios L.P.; Chairman
Wheaton, IL 60187                                   of the Board of Directors, BondWave LLC
D.O.B.: 09/55                                       (Software Development Company/
                                                    Investment Advisor) and Stonebridge
                                                    Advisors LLC (Investment Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2015 (UNAUDITED)

                                   POSITION AND            TERM OF OFFICE
        NAME, ADDRESS                 OFFICES               AND LENGTH OF                       PRINCIPAL OCCUPATIONS
      AND DATE OF BIRTH             WITH TRUST                 SERVICE                           DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley                 President and Chief       o Indefinite Term       Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,           Executive Officer                                 and Chief Financial Officer, First Trust Advisors
  Suite 400                                               o Since Inception       L.P. and First Trust Portfolios L.P.; Chief
Wheaton, IL 60187                                                                 Financial Officer, BondWave LLC (Software
D.O.B.: 11/57                                                                     Development Company/Investment Advisor) and
                                                                                  Stonebridge Advisors LLC (Investment Advisor)

James M. Dykas                  Treasurer,Chief           o Indefinite Term       Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,           Financial Officer                                 President (April 2007 to Present), First Trust
  Suite 400                     and Chief                 o Since Inception       Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187               Accounting Officer
D.O.B.: 01/66


W. Scott Jardine                Secretary and Chief       o Indefinite Term       General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,           Legal Officer                                     First Trust Portfolios L.P.; Secretary and General
  Suite 400                                               o Since Inception       Counsel, BondWave LLC (Software Development
Wheaton, IL 60187                                                                 Company/ Investment Advisor): Secretary of
D.O.B.: 05/60                                                                     Stonebridge Advisors LLC (Investment Advisor)


Daniel J. Lindquist             Vice President            o Indefinite Term       Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                             Vice President (September 2005 to July 2012),
  Suite 400                                               o Since Inception       First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                                 Portfolios L.P.
D.O.B.: 02/70


Kristi A. Maher Chief           Compliance Officer        o Indefinite Term       Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,           and Assistant                                     and First Trust Portfolios L.P.
  Suite 400                     Secretary                 o Since Inception
Wheaton, IL 60187
D.O.B.: 12/66


Roger F. Testin                 Vice President            o Indefinite Term       Senior Vice President, (November 2003 to Present),
120 E. Liberty Drive,                                                             Vice President (August 2001 to November 2003),
  Suite 400                                               o Since Inception       First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                                 Portfolios L.P.
D.O.B.: 06/66


Stan Ueland                     Vice President            o Indefinite Term       Senior Vice President (September 2012 to Present),
120 E. Liberty Drive,                                                             Vice President (August 2005 to September 2012),
  Suite 400                                               o Since Inception       First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                                 Portfolios L.P.
D.O.B.: 11/70

-----------------------------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2015 (UNAUDITED)

PRIVACY POLICY

First Trust values our relationship with you and consider your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis, to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

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


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


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


FIRST TRUST


First Trust Exchange-Traded Fund IV


INVESTMENT ADVISOR

First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187


ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT

The Bank of New York Mellon
101 Barclay Street
New York, NY 10286


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606


LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund IV
--------------------------------------------------------------------------------

First Trust Strategic Income
ETF (FDIV)

Annual Report
For the Year Ended
October 31, 2015

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                 ANNUAL REPORT
                                OCTOBER 31, 2015
Shareholder Letter...........................................................  1
Fund Performance Overview....................................................  2
Portfolio Commentary.........................................................  4
Understanding Your Fund Expenses.............................................  7
Portfolio of Investments.....................................................  8
Statement of Assets and Liabilities.......................................... 17
Statement of Operations...................................................... 18
Statements of Changes in Net Assets.......................................... 19
Financial Highlights......................................................... 20
Notes to Financial Statements................................................ 21
Report of Independent Registered Public Accounting Firm...................... 32
Additional Information....................................................... 33
Board of Trustees and Officers............................................... 39
Privacy Policy............................................................... 41

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or First Trust Global Portfolios Ltd. ("FTGP"); Energy Income Partners, LLC ("EIP"); Stonebridge Advisors LLC ("Stonebridge"); and/or Richard Bernstein Advisors LLC ("RBA") (each, a "Sub-Advisor" and together, the "Sub-Advisors" ) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Strategic Income ETF; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisors and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisors are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2015


Dear Shareholders:

Thank you for your investment in First Trust Strategic Income ETF (the "Fund").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31, 2015, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

U.S. markets, fueled by accelerating growth and an accommodating Federal Reserve, enjoyed a prosperous year in 2014. However, most of 2015 has been volatile. Economic and global factors, such as the continued conflict in the Middle East, a sharp decline in oil prices and terrorism around the world, have impacted U.S. and global markets. Another factor that has weighed upon U.S. markets for most of the year is the fact that many economists had predicted that the Federal Reserve would begin to raise interest rates in 2015, which has still not happened.

As I have written previously, First Trust believes investors should maintain perspective about the markets and have realistic expectations about their investments. Markets will always go up and down, but we believe that having a long-term investment horizon and being invested in quality products can help you reach your goals.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value the relationship and will continue to focus on our disciplined investment approach and long-term perspective to help investors reach their financial goals.

Sincerely,

/s/ James A. Bowen
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

The primary investment objective of the First Trust Strategic Income ETF (the "Fund") is to seek risk-adjusted income. The Fund's secondary investment objective is capital appreciation. The Fund is a multi-manager, multi-strategy actively managed exchange-traded fund. First Trust Advisors L.P. ("First Trust" or the "Advisor") serves as the advisor. The Advisor's Investment Committee determines the Fund's strategic allocation among various general investment categories and allocates the Fund's assets to portfolio management teams comprised of personnel of the Advisor and/or a sub-advisor (each, a "Management Team"), which employ their respective investment strategies.

The Fund's investment categories are: (i) high yield corporate bonds, commonly referred to as "junk" bonds, and first lien senior secured floating rate bank loans; (ii) mortgage-related investments; (iii) preferred securities; (iv) international sovereign bonds, including emerging markets debt; (v) equity securities of Energy Infrastructure Companies, certain of which are master limited partnerships ("MLPs"); and (vi) dividend paying U.S. exchange-traded equity securities and depositary receipts. The Management Teams may utilize a related option overlay strategy and/or derivative instruments in implementing their respective investment strategies for the Fund. Additionally, the Management Team may seek to gain exposure to the Fund's investment categories through investments in exchange-traded funds. The Fund seeks to achieve its objectives by having each Management Team focus on those instruments within its respective investment category. The Fund may add or remove investment categories or Management Teams at the discretion of the Advisor.

-----------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL         CUMULATIVE
                                                                TOTAL RETURNS        TOTAL RETURNS
                                              1 Year Ended   Inception (8/13/14)  Inception (8/13/14)
                                                10/31/15         to 10/31/15          to 10/31/15

FUND PERFORMANCE
NAV                                              -1.85%            -0.09%               -0.11%
Market Price                                     -2.19%            -0.49%               -0.60%

INDEX PERFORMANCE
Blended Index(1)                                 -3.89%            -2.19%               -2.65%
Barclays Capital U.S. Aggregate Bond Index        1.97%             2.29%                2.79%
Russell 3000(R) Index                             4.49%             6.83%                8.37%
-----------------------------------------------------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

-----------------------------

(1) The Blended Index is equally weighted to include these six indices: the Alerian MLP Index, Dow Jones U.S. Select Dividend Index, BofA Merrill Lynch Fixed Rate Preferred Securities Index, BofA Merrill Lynch U.S. High Yield Index, Barclays EM USD Aggregate Index and Barclays U.S. MBS Index. An index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the index performance shown. Indices are unmanaged and an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

-----------------------------------------------------------
                                          % OF TOTAL
ASSET CLASSIFICATION                       INVESTMENTS
-----------------------------------------------------------
Exchange-Traded Funds                        42.22%
Common Stocks                                25.73
U.S. Government Agency Mortgage-
   Backed Securities                          9.92
Master Limited Partnerships                   8.79
$25 Par Preferred Securities                  5.68
Mortgage-Backed Securities                    2.77
Real Estate Investment Trusts                 2.46
Foreign Sovereign Bonds                       1.75
Asset-Backed Securities                       0.44
Foreign Corporate Bonds                       0.24
                                           --------
     Total                                  100.00%
                                           ========


-----------------------------------------------------------
                                           % OF TOTAL
 TOP TEN HOLDINGS                          INVESTMENTS
-----------------------------------------------------------
First Trust Tactical High Yield ETF          17.62%
First Trust Preferred Securities and
   Income ETF                                16.82
iShares J.P. Morgan USD Emerging
   Markets Bond ETF                           3.15
Citigroup, Inc., Series K                     1.60
iShares MBS ETF                               1.47
First Trust Emerging Markets Local
   Currency Bond ETF                          1.44
PartnerRe Ltd., Series E                      1.38
Morgan Stanley, Series E                      1.35
GMAC Capital Trust I, Series 2                1.34
Enterprise Products Partners, L.P.            1.28
                                           --------
      Total                                  47.45%
                                           ========


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       AUGUST 13, 2014 - OCTOBER 31, 2015

            First Trust Strategic       Blended       Barclays Capital U.S.      Russell 3000(R)
                 Income ETF              Index        Aggregate Bond Index            Index
8/13/14           $10,000              $10,002              $10,003                 $10,000
10/31/14           10,177               10,129               10,080                  10,371
4/30/15            10,330               10,191               10,288                  10,863
10/31/15            9,989                9,735               10,280                  10,837


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 14, 2014 (commencement of trading) through October 31, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                                   NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                             AT/ABOVE NAV                                   BELOW NAV
                               ----------------------------------------      ----------------------------------------
                               0.00%-      0.50%-     1.00%-                 0.00%-     0.50%-      1.00%-
FOR THE PERIOD                 0.49%       0.99%      1.99%     >=2.00%      0.49%      0.99%       1.99%     >=2.00%
8/14/14 - 10/31/14               16           0          0          0          35          5           0          0
11/1/14 - 10/31/15               36           6          6          2         152         33           9          7

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                 ANNUAL REPORT
                                OCTOBER 31, 2015

First Trust Advisors L.P. ("First Trust" or the "Advisor"), 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment advisor to the First Trust Strategic Income ETF ("FDIV" or the "Fund"). The following serve as investment sub-advisors (each, a "Sub-Advisor") to the Fund: First Trust Global Portfolios Ltd. ("FTGP"); Energy Income Partners, LLC ("EIP"); Stonebridge Advisors LLC ("Stonebridge"); and Richard Bernstein Advisors LLC ("RBA"). The Advisor's Investment Committee determines the Fund's strategic allocation among various general investment categories and allocates the Fund's assets to portfolio management teams comprised of personnel of the Advisor and/or a Sub-Advisor, which employ their respective investment strategies.

                           PORTFOLIO MANAGEMENT TEAM

ADVISOR'S INVESTMENT COMMITTEE

The Advisor's Investment Committee, which determines the Fund's strategic allocation among various general investment categories and allocates the Fund's assets, consists of:

o DANIEL J. LINDQUIST, CHAIRMAN OF THE INVESTMENT COMMITTEE AND MANAGING DIRECTOR OF FIRST TRUST;

o     DAVID G. MCGAREL, CHIEF INVESTMENT OFFICER AND MANAGING DIRECTOR OF FIRST
      TRUST;

o     JON C. ERICKSON, SENIOR VICE PRESIDENT OF FIRST TRUST;

o     ROGER F. TESTIN, SENIOR VICE PRESIDENT OF FIRST TRUST;

o     TODD LARSON, CFA, VICE PRESIDENT AND PORTFOLIO MANAGER OF FIRST TRUST;

o     JOHN GAMBLA, CFA, FRM, PRM, SENIOR PORTFOLIO MANAGER OF FIRST TRUST; AND

o     ROB A. GUTTSCHOW, CFA, SENIOR PORTFOLIO MANAGER OF FIRST TRUST.

ADVISOR PORTFOLIO MANAGERS

o WILLIAM HOUSEY, SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER OF FIRST TRUST, LEVERAGED FINANCE TEAM;

o     SCOTT D. FRIES, SENIOR VICE PRESIDENT OF FIRST TRUST, LEVERAGED FINANCE
      TEAM;

o JEREMIAH CHARLES, VICE PRESIDENT AND PORTFOLIO MANAGER OF FIRST TRUST, FTA-MORTGAGE BACKED SECURITIES TEAM; AND

o JAMES SNYDER, VICE PRESIDENT AND PORTFOLIO MANAGER OF FIRST TRUST, FTA-MORTGAGE BACKED SECURITIES TEAM.

SUB-ADVISOR PORTFOLIO MANAGERS

o JAMES J. MURCHIE, FOUNDER, CHIEF EXECUTIVE OFFICER, CO-PORTFOLIO MANAGER AND PRINCIPAL OF EIP.

o     DEREK FULTON, CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER OF
      FTGP.

o     LEONARDO DACOSTA, PORTFOLIO MANAGER OF FTGP.

o     RICHARD BERNSTEIN, CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER OF
      RBA.

o     SCOTT T. FLEMING, PRESIDENT AND CHIEF INVESTMENT OFFICER OF STONEBRIDGE.

                                   COMMENTARY

FIRST TRUST STRATEGIC INCOME ETF

The Fund is an actively managed exchange-traded fund. The primary investment objective of the Fund is to seek risk-adjusted income. The Fund's secondary objective is capital appreciation. There is no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

In the current climate, investor sentiment is largely being shaped by three looming factors, in our opinion. They are as follows: slower global economic growth, uncertainty over the near-term direction of oil prices and the Federal Reserve's (the "Fed") timetable for initiating its first increase of the federal funds target rate since June 2006.The federal funds rate has stood at 0-0.25% since December 2008. Slower global growth, lower oil prices and a strengthening U.S. dollar have all helped push commodity prices and inflation lower, in our opinion. Low inflation levels are a plus for income-oriented investors.

Data from the Bureau of Labor Statistics shows that the Consumer Price Index ("CPI") headline rate in the U.S. stood at 0.2%, on a year-over-year basis, in October 2015. The CPI core rate, which excludes the more volatile food and energy categories, stood at 1.9% in October. The Fed tends to track this inflation rate more closely than the headline rate. The Fed has stated that its goal is to keep the CPI core rate at or below 2.0%.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                 ANNUAL REPORT
                                OCTOBER 31, 2015


PERFORMANCE ANALYSIS/FUND

The Fund generated a net asset value ("NAV") return of -1.85% for the 12-month period ended October 31, 2015. During the same period, the Blended Index generated a return of -3.89%. The Blended Index is equally weighted to include these six indices: the Alerian MLP Index, Dow Jones U.S. Select Dividend Index, BofA Merrill Lynch Fixed Rate Preferred Securities Index, BofA Merrill Lynch U.S. High Yield Index, Barclays EM USD Aggregate Index and Barclays U.S. MBS Index.

The Fund invests in six investment categories which are: high-yield corporate bonds and floating-rate bank loans, mortgage-related investments, preferred securities, international sovereign bonds, equity securities of Energy Infrastructure Companies, and dividend-paying U.S. exchange-traded equity securities. The Fund may seek exposure to these investment categories through investment in exchange-traded funds. The weight assigned to each investment category is determined on a periodic basis. As of October 31, 2015, the highest-weighted investment category was the dividend-paying U.S. exchange-traded equity securities and the lowest-weighted investment category was international sovereign bonds. All of the investment categories have had positive performance for the one-year time period, except for the international sovereign bonds and equity securities of Energy Infrastructure Companies.

The performance for the high-yield corporate bonds and floating-rate bank loans outperformed the overall performance of the Fund. This outperformance was driven mainly by individual asset selection within each asset class. High-yield bonds came under pressure during the period, mainly influenced by the continued decline in energy prices and the Fed's muddled rhetoric on the status of the growth of the U.S. economy and global growth concerns, specifically in China. Senior loans generated positive returns in the quarter despite the market volatility helping drive the outperformance in the Fund.

The performance of the mortgage-related investments had a positive impact on the overall performance of the Fund. The mortgage-related investments generated their return primarily from income and some price appreciation due to an overweighting in non-agency mortgages and select individual mortgage holdings.

Preferred securities had the largest positive impact on overall Fund performance. Performance benefited from overall security selection and exposure to $25 par preferred securities which outpaced institutional hybrid securities on flows into preferred securities-oriented exchange-traded funds. Offsetting the positive performance was an underweight to longer-duration fixed-rate preferred and hybrid securities, which outperformed in the extended low-rate environment during the period.

The performance of international sovereign bonds lagged the overall Fund performance. International sovereign debt has had a challenging year, particularly for emerging market sovereign debt. The U.S. dollar strength against most global currencies had a significant negative effect on foreign assets, together with weakness in commodities and slowing growth in the major emerging markets. The largest contributors to the negative performance came from the Brazilian and Turkish positions on the weaker currencies there. Positive contributors over the period were the exposures to U.S. dollar denominated emerging market debt.

The equity securities of Energy Infrastructure Companies were the largest detractor on the overall Fund performance. Energy Infrastructure Companies are publicly traded Master Limited Partnerships ("MLPs"), MLP affiliates, Canadian income trusts and their successor companies, pipeline companies, utilities, and other companies that are involved in operating or providing services in support of infrastructure assets such as pipeline, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries. Despite continued dividend growth among these individual companies with stable cash flow, overall sentiment in the energy sector and the MLP asset class drove negative price performance in this strategy that weighed on the performance of the Fund.

Despite an increase in equity market volatility over the period, the dividend-paying U.S. exchange-traded equity securities managed to contribute positively to the Fund's overall performance. Performance was primarily helped by securities in the financials, utilities and materials sectors, while it was hurt by the energy, information technology and consumer discretionary sectors. In terms of industries, positive contributions were driven by exposure to the following areas: banks, leisure products, containers & packaging and hotels, restaurants & leisure. Industry detractors included exposure to the following: energy equipment & services, oil, gas & consumable fuels, capital markets and specialty retail. A breakdown of performance by market capitalization reveals that a significant allocation to mid-capitalization securities contributed positively while exposure to both large-capitalization and small-capitalization market segments detracted from performance.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                 ANNUAL REPORT
                                OCTOBER 31, 2015


MARKET/FUND OUTLOOK

Following are market observations to provide some perspective on the current economic climate:

Corporate Earnings/Revenue Growth: The bull market in U.S. stocks, which commenced on 3/9/09, was just shy of 79 months old at the close of October 2015. Corporate America, with the exception of the energy sector, is still performing relatively well for an economy that has been consistently growing at around 2% per year since mid-2009, according to data from the Bureau of Economic Analysis. As of 11/12/15, 70.1% of the 458 companies in the S&P 500(R) Index that had reported their Q3 earnings results beat their estimates, according to Bloomberg. While S&P 500 Index earnings were down an average of 3.4% for those that had reported, earnings were actually up 3.4% when you exclude energy companies. Overall, the companies that comprise the S&P 500(R) Index are also growing their revenue streams. As of 11/13/15, the average revenue growth rate for Q3 stood at -0.59%, but was 3.13% excluding the energy sector, according to Bloomberg. Bloomberg's estimates for 2016 and 2017 revenue growth were 4.54% and 5.26%, respectively, indicating the potential for further growth.

Default Rates: Moody's reported that the global speculative-grade default rate stood at 2.7% in October, up from 2.6% in September (revised up from 2.5%), according to its own release. Moody's is forecasting a default rate of 3.0% for December 2015. It sees the rate increasing to 3.4% by October 2016. The historical average for the default rate on global speculative-grade debt has been 4.5% since 1983. The U.S. speculative-grade default rate stood at 2.8% in October, up from 2.7% in September (revised up from 2.5%). The default rate on senior loans stood at 0.88% in October, up slightly from 0.77% in September, according to S&P Capital IQ. The historical average is 2.81% since October 2002.

Stock Dividends: The S&P Dow Jones Indices, which tracks approximately 10,000 U.S. traded stocks, announced that total stock dividend distributions increased by a net (increases less decreases) $10.0 billion in Q3'15, down from the $12.3 billion increase registered in Q3 2014 according to its own release. For the 12-month period ended September 2015, dividend increases (net) totaled $49.1 billion, down from $55.5 billion for the same period ended September 2014. In Q3 2015, there were 497 dividend increases, down from the 563 dividend increases in Q3 2014. The number of dividends cut or suspended in Q3 2015 totaled 105, up from the 65 cut or suspended in Q3 2014. Energy issues still dominate the dividend reductions, according to Howard Silverblatt, senior index analyst at S&P Dow Jones Indices.

Fund Flows: For the 12-month period ended October 31, 2015, investors funneled a net $1.83 billion into Morningstar's Multisector Bond category, according to its own release. Morningstar tracks capital flows to both open-end funds and exchange-traded funds. In our opinion, there will always be investors in need of current income irrespective of the direction of interest rates. The bias looking ahead suggests that interest rates could be headed higher at some point, especially considering recent comments from the Federal Reserve, as well as the fact that interest rates have been at low levels since the 2008-2009 financial crisis. One of the ways that we believe some investors may choose to cope with rising interest rates is through targeted asset allocation.

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2015 (UNAUDITED)

As a shareholder of First Trust Strategic Income ETF (the "Fund"), you incur two types of costs: (1) transaction costs; and

(2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2015.

ACTUAL EXPENSES
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------------------------------------------------------------------------------------------------------------------------
                                                                                          ANNUALIZED
                                                                                         EXPENSE RATIO     EXPENSES PAID
                                                    BEGINNING             ENDING         BASED ON THE       DURING THE
                                                  ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH         SIX-MONTH
                                                   MAY 1, 2015      OCTOBER 31, 2015      PERIOD (a)        PERIOD (b)
------------------------------------------------------------------------------------------------------------------------

FIRST TRUST STRATEGIC INCOME ETF (FDIV)
Actual                                              $1,000.00           $  967.00             0.55%             $2.73
Hypothetical (5% return before expenses)            $1,000.00           $1,022.38             0.55%             $2.80

(a) These expense ratios reflect expense waivers. See Note 3 in the Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (May 1, 2015 through October 31, 2015), multiplied by 184/365 (to reflect the one-half year period).

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2015

     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
EXCHANGE-TRADED FUNDS -- 41.6%

                  CAPITAL MARKETS -- 41.6%
           6,600  First Trust Emerging Markets Local Currency Bond ETF (a).....................................  $       271,128
         166,265  First Trust Preferred Securities and Income ETF (a)..........................................        3,162,360
          67,818  First Trust Tactical High Yield ETF (a)......................................................        3,312,910
             345  iShares 20+ Year Treasury Bond ETF...........................................................           42,359
           1,445  iShares 7-10 Year Treasury Bond ETF..........................................................          154,644
           5,450  iShares J.P. Morgan USD Emerging Markets Bond ETF............................................          591,325
           2,528  iShares MBS ETF..............................................................................          276,664
           2,373  Vanguard Mortgage-Backed Securities ETF......................................................          126,433
                                                                                                                 ---------------
                  TOTAL EXCHANGE-TRADED FUNDS..................................................................        7,937,823
                  (Cost $8,038,856)                                                                              ---------------

COMMON STOCKS -- 25.3%

                  AEROSPACE & DEFENSE -- 0.5%
             958  United Technologies Corp.....................................................................           94,277
                                                                                                                 ---------------

                  BANKS -- 3.2%
           1,346  Bank of Hawaii Corp..........................................................................           88,136
           2,399  BB&T Corp....................................................................................           89,123
             473  City Holding Co..............................................................................           22,624
           1,136  Community Bank System, Inc...................................................................           46,303
           1,343  Cullen/Frost Bankers, Inc....................................................................           91,914
           4,816  FirstMerit Corp..............................................................................           90,492
           3,146  Hancock Holding Co...........................................................................           86,830
           2,249  United Bankshares, Inc.......................................................................           88,948
                                                                                                                 ---------------
                                                                                                                         604,370
                                                                                                                 ---------------

                  CAPITAL MARKETS -- 1.4%
           2,947  Federated Investors, Inc., Class B...........................................................           90,561
           2,742  Invesco Ltd..................................................................................           90,952
           1,228  T. Rowe Price Group, Inc.....................................................................           92,862
                                                                                                                 ---------------
                                                                                                                         274,375
                                                                                                                 ---------------

                  COMMERCIAL SERVICES & SUPPLIES -- 0.2%
           1,241  McGrath RentCorp.............................................................................           37,292
                                                                                                                 ---------------

                  CONTAINERS & PACKAGING -- 0.5%
           2,262  Sonoco Products Co...........................................................................           96,565
                                                                                                                 ---------------

                  DISTRIBUTORS -- 0.5%
           1,031  Genuine Parts Co.............................................................................           93,573
                                                                                                                 ---------------

                  DIVERSIFIED CONSUMER SERVICES -- 0.3%
           1,218  Capella Education Co.........................................................................           54,993
                                                                                                                 ---------------

                  ELECTRIC UTILITIES -- 2.2%
           1,702  ALLETE, Inc..................................................................................           85,457
           1,925  American Electric Power Co., Inc.............................................................          109,051
             825  Eversource Energy............................................................................           42,026
           1,318  IDACORP, Inc.................................................................................           88,108
             726  ITC Holdings Corp............................................................................           23,755
             734  NextEra Energy, Inc..........................................................................           75,352
                                                                                                                 ---------------
                                                                                                                         423,749
                                                                                                                 ---------------


Page 8                  See Notes to Financial Statements

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

OCTOBER 31, 2015

     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
COMMON STOCKS (CONTINUED)

                  ELECTRICAL EQUIPMENT -- 0.6%
           1,208  ABB Ltd., ADR................................................................................  $        22,807
           1,939  Emerson Electric Co..........................................................................           91,579
                                                                                                                 ---------------
                                                                                                                         114,386
                                                                                                                 ---------------

                  ENERGY EQUIPMENT & SERVICES -- 0.5%
           5,799  Atwood Oceanics, Inc.........................................................................           95,974
                                                                                                                 ---------------

                  FOOD & STAPLES RETAILING -- 0.4%
           1,307  Wal-Mart Stores, Inc.........................................................................           74,813
                                                                                                                 ---------------

                  GAS UTILITIES -- 2.4%
           1,617  Atmos Energy Corp............................................................................          101,870
             450  Chesapeake Utilities Corp....................................................................           23,495
           1,207  New Jersey Resources Corp....................................................................           38,238
             527  ONE Gas, Inc.................................................................................           25,739
           1,078  Piedmont Natural Gas Co., Inc................................................................           61,780
           4,407  Questar Corp.................................................................................           91,005
           1,464  Southwest Gas Corp...........................................................................           89,977
             688  UGI Corp.....................................................................................           25,229
                                                                                                                 ---------------
                                                                                                                         457,333
                                                                                                                 ---------------

                  HEALTH CARE EQUIPMENT & SUPPLIES -- 0.2%
           2,055  Meridian Bioscience, Inc.....................................................................           39,066
                                                                                                                 ---------------

                  HOTELS, RESTAURANTS & LEISURE -- 0.4%
             570  Cracker Barrel Old Country Store, Inc........................................................           78,352
                                                                                                                 ---------------

                  INDUSTRIAL CONGLOMERATES -- 0.5%
             598  3M Co........................................................................................           94,012
                                                                                                                 ---------------

                  INSURANCE -- 0.5%
           1,807  Principal Financial Group, Inc...............................................................           90,639
                                                                                                                 ---------------

                  IT SERVICES -- 0.5%
           1,792  Paychex, Inc.................................................................................           92,431
                                                                                                                 ---------------

                  MACHINERY -- 0.3%
           2,121  Hillenbrand, Inc.............................................................................           62,930
                                                                                                                 ---------------

                  METALS & MINING -- 0.5%
           1,579  Reliance Steel & Aluminum Co.................................................................           94,677
                                                                                                                 ---------------

                  MULTILINE RETAIL -- 0.4%
           1,084  Target Corp..................................................................................           83,663
                                                                                                                 ---------------

                  MULTI-UTILITIES -- 3.6%
             204  Alliant Energy Corp..........................................................................           12,040
             339  CMS Energy Corp..............................................................................           12,228
             679  Dominion Resources, Inc......................................................................           48,501
           1,059  DTE Energy Co................................................................................           86,404
             513  National Grid PLC, ADR.......................................................................           36,731
             646  NiSource, Inc................................................................................           12,377
           1,585  NorthWestern Corp............................................................................           85,891
           2,882  Public Service Enterprise Group, Inc.........................................................          118,997
           1,516  SCANA Corp...................................................................................           89,778
             494  Sempra Energy................................................................................           50,591


                        See Notes to Financial Statements                 Page 9

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

OCTOBER 31, 2015

     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
COMMON STOCKS (CONTINUED)

                  MULTI-UTILITIES (CONTINUED)
           2,033  Vectren Corp.................................................................................  $        92,441
             688  WEC Energy Group, Inc........................................................................           35,473
                                                                                                                 ---------------
                                                                                                                         681,452
                                                                                                                 ---------------

                  OIL, GAS & CONSUMABLE FUELS -- 1.5%
           2,078  Enbridge Income Fund Holdings, Inc. (CAD)....................................................           51,076
             324  Enbridge, Inc................................................................................           13,832
           1,292  Inter Pipeline Ltd. (CAD)....................................................................           24,208
           4,828  Kinder Morgan, Inc...........................................................................          132,045
           2,053  TransCanada Corp.............................................................................           68,960
                                                                                                                 ---------------
                                                                                                                         290,121
                                                                                                                 ---------------

                  PHARMACEUTICALS -- 1.4%
             912  Johnson & Johnson............................................................................           92,139
             925  Novartis AG, ADR.............................................................................           83,648
           1,796  Sanofi, ADR..................................................................................           90,411
                                                                                                                 ---------------
                                                                                                                         266,198
                                                                                                                 ---------------

                  SOFTWARE -- 0.4%
           3,131  CA, Inc......................................................................................           86,760
                                                                                                                 ---------------

                  SPECIALTY RETAIL -- 0.9%
             821  Cato (The) Corp., Class A....................................................................           31,001
           2,986  Gap (The), Inc...............................................................................           81,279
           3,508  Rent-A-Center, Inc...........................................................................           64,512
                                                                                                                 ---------------
                                                                                                                         176,792
                                                                                                                 ---------------

                  TOBACCO -- 0.5%
           1,930  Reynolds American, Inc.......................................................................           93,258
                                                                                                                 ---------------

                  TRADING COMPANIES & DISTRIBUTORS -- 0.5%
           2,323  Fastenal Co..................................................................................           90,969
                                                                                                                 ---------------

                  WATER UTILITIES -- 0.5%
           1,580  Aqua America, Inc............................................................................           45,188
           2,134  California Water Service Group...............................................................           47,716
                                                                                                                 ---------------
                                                                                                                          92,904
                                                                                                                 ---------------
                  TOTAL COMMON STOCKS..........................................................................        4,835,924
                  (Cost $4,829,772)                                                                              ---------------

    PRINCIPAL                                                                         STATED         STATED
      VALUE                                  DESCRIPTION                              COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 9.8%

                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.2%
                  Federal Home Loan Mortgage Corporation
$          1,791     Series 2002-2495, Class UJ...................................     3.50%        07/15/32               1,822
           2,622     Series 2003-2637, Class F (b)................................     0.60%        06/15/18               2,627
          44,178     Series 2005-3031, Class AG...................................     5.00%        02/15/34              44,447
         367,925     Series 2007-3380, Class SI, IO (b)...........................     6.17%        10/15/37              67,002
          42,509     Series 2011-3917, Class AI, IO...............................     4.50%        07/15/26               4,129


Page 10                 See Notes to Financial Statements

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

OCTOBER 31, 2015

    PRINCIPAL                                                                         STATED         STATED
      VALUE                                  DESCRIPTION                              COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$                 Federal National Mortgage Association
           1,037     Series 2002-19, Class PE.....................................     6.00%        04/25/17     $         1,045
           1,011     Series 2003-28, Class GA.....................................     4.00%        10/25/32               1,013
          22,731     Series 2003-W2, Class 1A1....................................     6.50%        07/25/42              26,256
         112,463     Series 2015-14, Class IK, IO.................................     0.75%        03/25/45              13,594
                  Government National Mortgage Association
           2,740     Series 2005-91, Class PC.....................................     5.50%        01/20/35               2,840
         168,280     Series 2012-97, Class SL, IO (b).............................     6.06%        06/20/32              35,273
          88,726     Series 2013-20, Class KI, IO.................................     5.00%        01/20/43              12,435
          84,791     Series 2013-67, Class PI, IO.................................     4.00%        12/16/42              11,834
                                                                                                                 ---------------
                                                                                                                         224,317
                                                                                                                 ---------------

                  PASS-THROUGH SECURITIES -- 8.6%
                  Federal Home Loan Mortgage Corporation
         106,078     Pool A47829..................................................     4.00%        08/01/35             113,135
          91,213     Pool A94951..................................................     4.00%        11/01/40              98,173
          59,753     Pool A95134..................................................     4.50%        11/01/40              65,266
          58,132     Pool A97601..................................................     4.50%        03/01/41              64,183
          68,077     Pool G06501..................................................     4.00%        04/01/41              72,913
          90,586     Pool G07412..................................................     3.50%        06/01/43              94,533
          59,922     Pool Q05201..................................................     4.00%        12/01/41              64,075
          85,065     Pool Q20014..................................................     3.50%        07/01/43              88,921
                  Federal National Mortgage Association
          51,144     Pool AB2265..................................................     4.00%        02/01/41              55,296
          96,765     Pool AH1568..................................................     4.50%        12/01/40             105,886
          18,934     Pool AI1191..................................................     4.50%        04/01/41              20,718
          70,923     Pool AI7800..................................................     4.50%        07/01/41              78,036
          43,109     Pool AJ5299..................................................     4.00%        11/01/41              46,613
          55,304     Pool AJ5300..................................................     4.00%        11/01/41              59,524
          66,146     Pool AK3103..................................................     4.00%        02/01/42              70,867
          85,539     Pool AL3484..................................................     4.50%        10/01/42              93,568
          33,259     Pool AO4133..................................................     3.50%        06/01/42              34,807
          26,073     Pool AP4795..................................................     3.50%        09/01/42              27,230
          28,434     Pool AQ7081..................................................     3.50%        12/01/42              29,815
          29,808     Pool AR3315..................................................     3.50%        02/01/43              31,378
          23,875     Pool AT2887..................................................     3.50%        04/01/43              24,940
          32,815     Pool AU3741..................................................     3.50%        08/01/43              34,375
          92,030     Pool AU4726..................................................     4.00%        09/01/43              99,019
                  Government National Mortgage Association
          26,289     Pool 3500....................................................     5.50%        01/20/34              29,660
          16,619     Pool 3513....................................................     5.00%        02/20/34              18,411
          43,648     Pool 3555....................................................     5.00%        05/20/34              48,415
          64,582     Pool 609116..................................................     4.50%        02/15/44              71,123
                                                                                                                 ---------------
                                                                                                                       1,640,880
                                                                                                                 ---------------
                  TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES......................................        1,865,197
                  (Cost $1,846,753)                                                                              ---------------


                        See Notes to Financial Statements                Page 11

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

OCTOBER 31, 2015

     UNITS                                                 DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
MASTER LIMITED PARTNERSHIPS -- 8.7%

                  CHEMICALS -- 0.3%
           2,752  Westlake Chemical Partners, L.P..............................................................  $        49,729
                                                                                                                 ---------------

                  GAS UTILITIES -- 0.4%
           2,043  AmeriGas Partners, L.P.......................................................................           87,114
                                                                                                                 ---------------

                  INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS -- 0.4%
           2,717  NextEra Energy Partners, L.P.................................................................           71,348
                                                                                                                 ---------------

                  OIL, GAS & CONSUMABLE FUELS -- 7.6%
           1,167  Alliance Holdings GP, L.P....................................................................           34,146
           2,700  Alliance Resource Partners, L.P..............................................................           57,888
           3,745  Columbia Pipeline Partners, L.P..............................................................           50,707
           5,001  Enbridge Energy Partners, L.P................................................................          139,728
           8,718  Enterprise Products Partners, L.P............................................................          240,879
           1,321  EQT Midstream Partners, L.P..................................................................           97,807
           4,206  Holly Energy Partners, L.P...................................................................          144,057
           2,224  Magellan Midstream Partners, L.P.............................................................          141,913
           2,820  Plains All American Pipeline, L.P............................................................           89,450
           2,982  Spectra Energy Partners, L.P.................................................................          128,643
           1,904  Tallgrass Energy Partners, L.P...............................................................           82,481
           2,498  Targa Resources Partners, L.P................................................................           74,940
           1,550  TC PipeLines, L.P............................................................................           80,073
           2,593  TransMontaigne Partners, L.P.................................................................           82,198
                                                                                                                 ---------------
                                                                                                                       1,444,910
                                                                                                                 ---------------
                  TOTAL MASTER LIMITED PARTNERSHIPS............................................................        1,653,101
                  (Cost $1,868,875)                                                                              ---------------

                                                                                      STATED         STATED
     SHARES                                 DESCRIPTION                                RATE         MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
$25 PAR PREFERRED SECURITIES -- 5.6%

                  BANKS -- 2.9%
          10,910  Citigroup, Inc., Series K (b)...................................     6.88%          (c)                300,462
           9,787  GMAC Capital Trust I, Series 2 (b)..............................     8.13%        02/15/40             252,798
                                                                                                                 ---------------
                                                                                                                         553,260
                                                                                                                 ---------------

                  CAPITAL MARKETS -- 1.3%
           9,140  Morgan Stanley, Series E (b)....................................     7.13%          (c)                254,549
                                                                                                                 ---------------

                  INSURANCE -- 1.4%
           9,080  PartnerRe Ltd., Series E........................................     7.25%          (c)                259,506
                                                                                                                 ---------------
                  TOTAL $25 PAR PREFERRED SECURITIES...........................................................        1,067,315
                  (Cost $1,042,018)                                                                              ---------------

    PRINCIPAL                                                                         STATED         STATED
      VALUE                                  DESCRIPTION                              COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
MORTGAGE-BACKED SECURITIES -- 2.7%

                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.6%
                  ABN AMRO Mortgage Corp.
$         38,606     Series 2003-6, Class 2A2.....................................     4.50%        05/25/18              39,058
                  Banc of America Alternative Loan Trust
          58,163     Series 2004-7, Class 4A1.....................................     5.00%        08/25/19              59,880


Page 12                 See Notes to Financial Statements

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

OCTOBER 31, 2015

    PRINCIPAL                                                                         STATED         STATED
      VALUE                                  DESCRIPTION                              COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Banc of America Mortgage Trust
$         72,947     Series 2004-11, Class 1A5....................................     5.50%        01/25/35     $        73,501
                  Citicorp Mortgage Securities Trust
           7,319     Series 2006-1, Class 1A2.....................................     6.00%        02/25/36               7,332
                  JPMorgan Resecuritization Trust
          34,694     Series 2009-7, Class 5A1 (b) (d).............................     6.00%        02/27/37              35,690
                  Residential Accredit Loans, Inc.
          53,204     Series 2003-QS5, Class A2 (b)................................    14.40%        03/25/18              56,787
          29,053     Series 2003-QS20, Class CB...................................     5.00%        11/25/18              29,702
                  Wells Fargo Alternative Loan Trust
           8,515     Series 2007-PA5, Class 2A1...................................     6.00%        11/25/22               8,692
                                                                                                                 ---------------
                                                                                                                         310,642
                                                                                                                 ---------------

                  COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.1%
                  Banc of America Commercial Mortgage Trust
          60,044     Series 2006-4, Class A4......................................     5.63%        07/10/46              60,832
                  Bear Stearns Commercial Mortgage Securities Trust
          37,388     Series 2006-PW12, Class A4 (b)...............................     5.90%        09/11/38              37,802
          37,633     Series 2006-T22, Class A4 (b)................................     5.82%        04/12/38              37,833
                  JPMorgan Chase Commercial Mortgage Securities Trust
          16,143     Series 2006-CB14, Class A4 (b)...............................     5.48%        12/12/44              16,139
                  Wachovia Bank Commercial Mortgage Trust
          56,904     Series 2006-C27, Class A3 (b)................................     5.77%        07/15/45              57,556
                                                                                                                 ---------------
                                                                                                                         210,162
                                                                                                                 ---------------
                  TOTAL MORTGAGE-BACKED SECURITIES.............................................................          520,804
                  (Cost $521,202)                                                                                ---------------


     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
REAL ESTATE INVESTMENT TRUSTS -- 2.4%

                  HEALTH CARE REITS -- 0.8%
           1,542  LTC Properties, Inc..........................................................................           66,075
           1,466  National Health Investors, Inc...............................................................           86,113
                                                                                                                 ---------------
                                                                                                                         152,188
                                                                                                                 ---------------

                  OFFICE REITS -- 0.1%
           2,632  Franklin Street Properties Corp..............................................................           27,425
                                                                                                                 ---------------

                  RETAIL REITS -- 0.5%
           1,805  Realty Income Corp...........................................................................           89,275
                                                                                                                 ---------------

                  SPECIALIZED REITS -- 1.0%
             510  InfraREIT, Inc...............................................................................           12,179
             401  Public Storage...............................................................................           92,013
             901  Sovran Self Storage, Inc.....................................................................           89,983
                                                                                                                 ---------------
                                                                                                                         194,175
                                                                                                                 ---------------
                  TOTAL REAL ESTATE INVESTMENT TRUSTS..........................................................          463,063
                  (Cost $433,192)                                                                                ---------------


                        See Notes to Financial Statements                Page 13

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

OCTOBER 31, 2015

   PRINCIPAL
     VALUE
     (LOCAL                                                                           STATED         STATED           VALUE
   CURRENCY)                                DESCRIPTION                               COUPON        MATURITY      (U.S. DOLLAR)
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
FOREIGN SOVEREIGN BONDS -- 1.7%

                  AUSTRALIA -- 0.1%
          20,000  Australia Government Bond, Series 137 (AUD).....................     2.75%        04/21/24     $        14,493
                                                                                                                 ---------------

                  BRAZIL -- 0.2%
         125,000  Brazil Notas Do Tesouro Nacional, Series NTNF (BRL).............    10.00%        01/01/17              30,811
                                                                                                                 ---------------

                  COLOMBIA -- 0.3%
     165,000,000  Colombian TES, Series B (COP)...................................     5.00%        11/21/18              54,773
                                                                                                                 ---------------

                  CZECH REPUBLIC -- 0.3%
       1,020,000  Czech Republic Government Bond, Series 89 (CZK).................     2.40%        09/17/25              49,152
                                                                                                                 ---------------

                  INDONESIA -- 0.1%
     380,000,000  Indonesia Treasury Bond, Series FR70 (IDR)......................     8.38%        03/15/24              27,147
                                                                                                                 ---------------

                  ISRAEL -- 0.1%
          50,000  Israel Government Bond, Series 1026 (ILS) (e)...................     6.25%        10/30/26              18,389
                                                                                                                 ---------------

                  MEXICO -- 0.3%
         620,000  Mexican Bonos, Series M 20 (MXN)................................    10.00%        12/05/24              48,139
                                                                                                                 ---------------

                  PERU -- 0.0%
          30,000  Peru Government Bond (PEN)......................................     7.84%        08/12/20               9,836
                                                                                                                 ---------------

                  POLAND -- 0.2%
         150,000  Poland Government Bond, Series 1019 (PLN).......................     5.50%        10/25/19              44,142
                                                                                                                 ---------------

                  SOUTH AFRICA -- 0.1%
         150,000  South Africa Government Bond, Series R186 (ZAR).................    10.50%        12/21/26              12,521
         300,000  South Africa Government Bond, Series R209 (ZAR).................     6.25%        03/31/36              16,248
                                                                                                                 ---------------
                                                                                                                          28,769
                                                                                                                 ---------------

                  TURKEY -- 0.0%
          10,000  Turkey Government Bond (TRY)....................................    10.50%        01/15/20               3,535
                                                                                                                 ---------------
                  TOTAL FOREIGN SOVEREIGN BONDS................................................................          329,186
                  (Cost $400,216)                                                                                ---------------

    PRINCIPAL                                                                         STATED         STATED
      VALUE                                  DESCRIPTION                              COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
ASSET-BACKED SECURITIES -- 0.4%
                  First Alliance Mortgage Loan Trust
$         59,193     Series 1999-1, Class A1......................................       7.18%       06/20/30             59,604
                                                                                                                 ---------------
                  Lehman XS Trust
          23,014     Series 2005-2, Class 1A2 (b).................................       0.90%       08/25/35             21,986
                                                                                                                 ---------------
                  TOTAL ASSET-BACKED SECURITIES................................................................           81,590
                  (Cost $80,844)                                                                                 ---------------


Page 14                 See Notes to Financial Statements

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

OCTOBER 31, 2015

   PRINCIPAL
     VALUE
     (LOCAL                                                                           STATED         STATED           VALUE
   CURRENCY)                                DESCRIPTION                               COUPON        MATURITY      (U.S. DOLLAR)
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
FOREIGN CORPORATE BONDS -- 0.2%

                  MULTI-NATIONAL -- 0.2%
       3,000,000  European Bank For Reconstruction & Development, Global
                     Medium-Term Note (INR).......................................     6.00%        03/03/16     $        45,750
                                                                                                                 ---------------
                  TOTAL FOREIGN CORPORATE BONDS................................................................           45,750
                  (Cost $48,994)                                                                                 ---------------

                  TOTAL INVESTMENTS -- 98.4%...................................................................       18,799,753
                  (Cost $19,110,722) (f)
                  NET OTHER ASSETS AND LIABILITIES -- 1.6%.....................................................          302,567
                                                                                                                 ---------------
                  NET ASSETS -- 100.0%.........................................................................  $    19,102,320
                                                                                                                 ===============

-----------------------------

(a)   Investment in an affiliated fund.

(b) Floating or variable rate security. The interest rate shown reflects the rate in effect at October 31, 2015.

(c)   Perpetual maturity.

(d) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor (the "Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. At October 31, 2015, securities noted as such amounted to $35,690 or 0.2% of net assets.

(e) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At October 31, 2015, securities noted as such are valued at $18,389, or 0.1% of net assets.

(f) Aggregate cost for federal income tax purposes is $19,120,759. As of October 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $417,118 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $738,124.

ADR   - American Depositary Receipt

IO    - Interest-Only Security - Principal amount shown represents par value on which interest payments are based.

      Currency Abbreviations:
      AUD    Australian Dollar
      BRL    Brazilian Real
      CAD    Canadian Dollar
      COP    Colombian Peso
      CZK    Czech Koruna
      IDR    Indonesian Rupiah
      ILS    Israeli New Shequel
      INR    Indian Rupee
      MXN    Mexican Peso
      PEN    Peruvian Nuevo Sol
      PLN    Polish Zloty
      TRY    Turkish Lira
      ZAR    South African Rand


                        See Notes to Financial Statements                Page 15

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

OCTOBER 31, 2015

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of October 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        ASSETS TABLE
                                                                                               LEVEL 2            LEVEL 3
                                                          TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                        VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                       10/31/2015           PRICES             INPUTS             INPUTS
                                                     ---------------    ---------------    ---------------    ---------------
Exchange-Traded Funds*............................   $     7,937,823    $    7,937,823     $            --    $            --
Common Stocks*....................................         4,835,924          4,835,924                 --                 --
U.S. Government Agency Mortgage-Backed
   Securities.....................................         1,865,197                 --          1,865,197                 --
Master Limited Partnerships*......................         1,653,101          1,653,101                 --                 --
$25 Par Preferred Securities*.....................         1,067,315          1,067,315                 --                 --
Mortgage-Backed Securities........................           520,804                 --            520,804                 --
Real Estate Investment Trusts*....................           463,063            463,063                 --                 --
Foreign Sovereign Bonds**.........................           329,186                 --            329,186                 --
Asset-Backed Securities...........................            81,590                 --             81,590                 --
Foreign Corporate Bonds**.........................            45,750                 --             45,750                 --
                                                     ---------------    ---------------    ---------------    ---------------
Total Investments.................................        18,799,753         15,957,226          2,842,527                 --
Futures Contracts***..............................             3,433              3,433                 --                 --
Forward Foreign Currency Contracts****............               392                 --                392                 --
                                                     ---------------    ---------------    ---------------    ---------------
Total.............................................   $    18,803,578    $    15,960,659    $     2,842,919    $            --
                                                     ===============    ===============    ===============    ===============

*     See Portfolio of Investments for industry breakout.

**    See Portfolio of Investments for country breakout.

*** Includes cumulative appreciation/depreciation on futures contracts as reported below. Only the current day's variation margin is presented on the Statement of Assets and Liabilities.

**** See the table of Forward Foreign Currency Contracts for contract and currency detail.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2015.

OPEN FUTURES CONTRACTS AT OCTOBER 31, 2015 (see Note 2D - Futures Contracts in the Notes to Financial Statements):

                                                                                                                  UNREALIZED
                                                           NUMBER OF         EXPIRATION          NOTIONAL        APPRECIATION/
               LONG FUTURES CONTRACTS                      CONTRACTS            MONTH              VALUE        (DEPRECIATION)
----------------------------------------------------    --------------    ----------------    --------------    ---------------
           U.S. Treasury Long Bond Futures                     1              Dec-2015          $  153,004         $  3,433


                                              FORWARD FOREIGN CURRENCY CONTRACTS
                                            --------------------------------------
                                                                          PURCHASE VALUE       SALE VALUE       UNREALIZED
  SETTLEMENT                           AMOUNT                                  AS OF             AS OF         APPRECIATION/
     DATE         COUNTERPARTY     PURCHASED (a)      AMOUNT SOLD (a)    OCTOBER 31, 2015   OCTOBER 31, 2015  (DEPRECIATION)
---------------  ---------------  ----------------  -------------------  -----------------  ----------------  ---------------
    11/30/15          BNYM          USD  24,256        MXN  400,000        $  24,256            $  24,161         $    95
    11/30/15          BNYM          USD  14,675        ZAR  200,000           14,675               14,378             297
                                                                                                                  -------
Net Unrealized Appreciation (Depreciation).....................................................................   $   392
                                                                                                                  =======

(a)   Please see Portfolio of Investments for currency descriptions.

     Counterparty Abbreviations:
     BNYM   Bank of New York Mellon (The)


Page 16                 See Notes to Financial Statements

FIRST TRUST STRATEGIC INCOME ETF (FDIV)
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2015

ASSETS:
Investments, at value - Unaffiliated...................................      $   12,053,355
Investments, at value - Affiliated.....................................           6,746,398
Cash...................................................................             277,235
Foreign currency, at value.............................................              24,167
Cash segregated as collateral for open futures contracts...............              10,641
Unrealized appreciation on forward foreign currency contracts..........                 392
Receivables:
   Investment securities sold..........................................              22,163
   Dividends...........................................................              25,435
   Interest............................................................              18,204
   Reclaims............................................................               1,196
                                                                             --------------
     Total Assets......................................................          19,179,186
                                                                             --------------

LIABILITIES:
Payables:
   Investment securities purchased.....................................              67,467
   Investment advisory fees............................................               8,805
   Variation margin....................................................                 594
                                                                             --------------
     Total Liabilities.................................................              76,866
                                                                             --------------
NET ASSETS.............................................................      $   19,102,320
                                                                             ==============

NET ASSETS CONSIST OF:
Paid-in capital........................................................      $   19,786,565
Par value..............................................................               4,000
Accumulated net investment income (loss)...............................              (2,815)
Accumulated net realized gain (loss) on investments, futures contracts, forward foreign currency contracts and foreign currency
   transactions........................................................            (377,602)
Net unrealized appreciation (depreciation) on investments, futures contracts, forward foreign currency contracts and foreign currency
   translation.........................................................            (307,828)
                                                                             --------------
NET ASSETS.............................................................      $   19,102,320
                                                                             ==============
NET ASSET VALUE, per share.............................................      $        47.76
                                                                             ==============
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share)..........................................             400,002
                                                                             ==============
Investments, at cost - Unaffiliated....................................      $   12,277,594
                                                                             ==============
Investments, at cost - Affiliated......................................      $    6,833,128
                                                                             ==============
Foreign currency, at cost (proceeds)...................................      $       24,240
                                                                             ==============


                        See Notes to Financial Statements                Page 17

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2015

INVESTMENT INCOME:
Dividends - Unaffiliated...............................................      $      367,838
Dividends - Affiliated.................................................             299,330
Interest...............................................................             126,216
Foreign tax withholding................................................              (3,941)
                                                                             --------------
   Total investment income.............................................             789,443
                                                                             --------------

EXPENSES:
Investment advisory fees...............................................             168,281
Excise tax.............................................................                 252
                                                                             --------------
   Total expenses......................................................             168,533
   Less fees waived by the investment advisor..........................             (47,081)
                                                                             --------------
   Net expenses........................................................             121,452
                                                                             --------------

NET INVESTMENT INCOME (LOSS)...........................................             667,991
                                                                             --------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments - Unaffiliated..........................................            (359,055)
   Investments - Affiliated............................................             (45,990)
   Distribution of capital gains from investment companies -
      Affiliated.......................................................               3,461
   Futures contracts...................................................                 178
   Forward foreign currency contracts..................................               4,556
   Foreign currency transactions.......................................             (17,728)
                                                                             --------------
Net realized gain (loss)...............................................            (414,578)
                                                                             --------------
Net increase from payment by the advisor...............................              23,478
                                                                             --------------

Net change in unrealized appreciation (depreciation) on:
   Investments - Unaffiliated..........................................            (551,031)
   Investments - Affiliated............................................             (95,181)
   Futures contracts...................................................               3,433
   Forward foreign currency contracts..................................                 392
   Foreign currency translation........................................                (216)
                                                                             --------------
Net change in unrealized appreciation (depreciation)...................            (642,603)
                                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................          (1,033,703)
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................      $     (365,712)
                                                                             ==============


Page 18                 See Notes to Financial Statements

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                 FOR THE         FOR THE PERIOD
                                                                                  YEAR             8/13/14 (a)
                                                                                  ENDED              THROUGH
                                                                               10/31/2015          10/31/2014
                                                                             --------------     ---------------
OPERATIONS:
   Net investment income (loss)........................................      $      667,991     $       117,420
   Net realized gain (loss)............................................            (414,578)            (99,418)
   Net increase from payment by the advisor............................              23,478                  --
   Net change in unrealized appreciation (depreciation)................            (642,603)            334,775
                                                                             --------------     ---------------
   Net increase (decrease) in net assets resulting from operations.....            (365,712)            352,777
                                                                             --------------     ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income...............................................            (559,024)           (109,622)
   Return of capital...................................................            (208,980)             (7,219)
                                                                             --------------     ---------------
   Total distributions to shareholders.................................            (768,004)           (116,841)
                                                                             --------------     ---------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold...........................................                  --          20,000,100
   Cost of shares redeemed.............................................                  --                  --
                                                                             --------------     ---------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions....................................                  --          20,000,100
                                                                             --------------     ---------------
   Total increase (decrease) in net assets.............................          (1,133,716)         20,236,036

NET ASSETS:
   Beginning of period.................................................          20,236,036                  --
                                                                             --------------     ---------------
   End of period.......................................................      $   19,102,320     $    20,236,036
                                                                             ==============     ===============
   Accumulated net investment income (loss)
      at end of period.................................................      $       (2,815)    $        (1,080)
                                                                             ==============     ===============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period.............................             400,002                  --
   Shares sold.........................................................                  --             400,002
   Shares redeemed.....................................................                  --                  --
                                                                             --------------     ---------------
   Shares outstanding, end of period...................................             400,002             400,002
                                                                             ==============     ===============

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.


                        See Notes to Financial Statements                Page 19

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                FOR THE PERIOD
                                                                    YEAR        8/13/2014 (a)
                                                                    ENDED          THROUGH
                                                                 10/31/2015       10/31/2014
                                                              ---------------   --------------

Net asset value, beginning of period                             $   50.59         $  50.00
                                                                 ---------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          1.67             0.29
Net realized and unrealized gain (loss)                              (2.58) (b)        0.59
                                                                 ---------         --------
Total from investment operations                                     (0.91)            0.88
                                                                 ---------         --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                (1.40)           (0.27)
Return of capital                                                    (0.52)           (0.02)
                                                                 ---------         --------
Total distributions                                                  (1.92)           (0.29)
                                                                 ---------         --------
Net asset value, end of period                                   $   47.76         $  50.59
                                                                 =========         ========
TOTAL RETURN (c)                                                     (1.85)% (b)       1.77%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                             $  19,102         $ 20,236
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                         0.85%            0.85% (d)
Ratio of net expenses to average net assets                           0.61%            0.69% (d)
Ratio of net investment income (loss) to average net assets           3.37%            2.71% (d)
Portfolio turnover rate (e)                                            125%              33%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) The Fund received a payment from the advisor in the amount of $23,478 in connection with a trade error. The payment from the advisor represents $0.06 per share and had no effect on the Fund's total return.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the advisor.

(d)   Annualized.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 20                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2015


                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of six funds that are offering shares. This report covers the First Trust Strategic Income ETF (the "Fund"), which trades under the ticker "FDIV" on The NASDAQ(R) Stock Market LLC ("NASDAQ"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed for securities in which the Fund invests or for cash, or in certain circumstances, a combination of both. Except when aggregated in Creation Units, the Fund's shares are not redeemable securities.

The Fund is a multi-manager, multi-strategy actively managed exchange-traded fund. The Fund's primary investment objective is to seek risk-adjusted income. The Fund's secondary investment objective is capital appreciation.

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to the Fund. The following serve as investment sub-advisors to the Fund:
First Trust Global Portfolios Ltd. ("FTGP"); Energy Income Partners, LLC ("EIP"); Stonebridge Advisors LLC ("Stonebridge"); and Richard Bernstein Advisors LLC ("RBA") (each, a "Sub-Advisor" and together, the "Sub-Advisors"). The Advisor's Investment Committee determines the Fund's strategic allocation among various general investment categories and allocates the Fund's assets to portfolio management teams comprised of personnel of the Advisor and/or a Sub-Advisor (each, a "Management Team"), which employ their respective investment strategies. The Fund seeks to achieve its objectives by having each Management Team focus on those investments within its respective investment category. The Fund may add or remove investment categories or Management Teams at the discretion of the Advisor.

Under normal market conditions, the Fund will invest in various asset classes, which include high-yield corporate bonds, senior floating-rate loan interests, mortgage-related investments, preferred securities, international sovereign bonds, equity securities of Energy Infrastructure Companies(1), certain of which are master limited partnerships ("MLPs") and dividend paying U.S. exchange-traded equity securities and depositary receipts. The Management Team may utilize a related option overlay strategy and/or derivative instruments in implementing their respective investment strategies for the Fund. Additionally, the Management Team may seek exposure to these asset classes through investments in exchange-traded funds.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not

-----------------------------

(1) Energy Infrastructure Companies are publicly-traded MLPs, MLP affiliates, Canadian income trusts and their successor companies, pipeline companies, utilities, and other companies that are involved in operating or providing services in support of infrastructure assets such as pipeline, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2015

considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor's Pricing Committee in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation. The Fund's investments are valued as follows:

      Corporate bonds, corporate notes, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;
      2)    reported trades;
      3)    broker/dealer quotes;
      4)    issuer spreads;
      5)    benchmark securities;
      6)    bids and offers; and
      7)    reference data including market research publications.

      Common stocks, preferred stocks, MLPs and other equity securities listed on any national or foreign exchange (excluding NASDAQ and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Forward foreign currency contracts are fair valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent pricing service.

      Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;
      2)    the liquidity conditions in the relevant market and changes thereto;
      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
      4) issuer-specific conditions (such as significant credit deterioration); and
      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2015

market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities.

Fair valuation of a debt security will be based on the consideration of all available information, including, but not limited to, the following:

      1)    the fundamental business data relating to the issuer;
      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
      3)    the type, size and cost of a security;
      4)    the financial statements of the issuer;
      5) the credit quality and cash flow of the issuer, based on the Advisor's or external analysis;
      6) the information as to any transactions in or offers for the security;
      7) the price and extent of public trading in similar securities of the issuer/borrower, or comparable companies;
      8)    the coupon payments;
      9) the quality, value and salability of collateral, if any, securing the security;
     10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);
     11) the economic, political and social prospects/developments of the country of issue and the assessment of the country's government leaders/officials (for sovereign debt only)
     12) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
     13)    other relevant factors.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following:

      1)    the type of security;
      2)    the size of the holding;
      3)    the initial cost of the security;
      4)    transactions in comparable securities;
      5)    price quotes from dealers and/or pricing services;
      6)    relationships among various securities;
      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
      8)    an analysis of the issuer's financial statements; and
      9) the existence of merger proposals or tender offers that might affect the value of the security

Because foreign markets may be open on different days than the days during which investors may transact in the shares of the Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of the securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2015

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2015, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Distributions received from the Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. FORWARD FOREIGN CURRENCY CONTRACTS

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties ("Counterparties") to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in "Unrealized appreciation (depreciation) on forward foreign currency contracts" on the Statement of Assets and Liabilities. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund's basis in the contract. This realized gain or loss is included in "Net realized gain (loss) on forward foreign currency contracts" on the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the forward foreign currency contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund's intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

D. FUTURES CONTRACTS

The Fund purchases or sells (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in "Net realized gain (loss) on futures contracts" on the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2015

Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contacts are marked-to-market daily with the change in value recognized as a component of "Net change in unrealized appreciation (depreciation) on futures contracts" on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in "Variation margin payable or receivable" on the Statement of Assets and Liabilities. If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

E. OPTIONS CONTRACTS

In the normal course of pursuing its investment objectives, the Fund may invest up to 20% of its net assets in derivative instruments in connection with hedging strategies. The Fund may invest in exchange-listed futures contracts, exchange-listed options, exchange-listed options on futures contracts, and exchange-listed stock index options.

The Fund may purchase (buy) or write (sell) put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures contract may be closed out by an offsetting purchase or sale of a futures option of the same series. Options are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option's expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes.

The Fund uses options on futures contracts in connection with hedging strategies. Generally, these strategies are applied under the same market and market sector conditions in which the Fund uses put and call options on securities or indices. The purchase of put options on futures contracts is analogous to the purchase of puts on securities or indices so as to hedge the Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire. Realized gains and losses on purchased options are included in "Net realized gain (loss) on investments" on the Statement of Operations.

The Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. The Fund will pledge in a segregated account at the Fund's custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be pledged in the segregated account whenever the total value of the pledged assets falls below the amount due on the underlying obligation.

The risks associated with the use of options on future contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund's successful use of options on futures contracts depends on the Advisor's ability to correctly predict the movement in prices on futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to option.

As of October 31, 2015, the Fund had no open purchased option contracts.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2015

F. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date for fixed-income securities is included in "Net realized gain (loss) on investments" on the Statement of Operations.

G. INTEREST-ONLY SECURITIES

An interest-only security ("IO Security") is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.

H. AFFILIATED TRANSACTIONS

The Fund invests in securities of affiliated funds. Dividend income and realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statement of Operations. The Fund's investment performance and risks are directly related to the investment performance and risks of the affiliated funds.

Amounts related to these investments in the Fund's Portfolio of Investments at October 31, 2015, and for the fiscal year ended are as follows:

                                                  SHARE ACTIVITY
                               ----------------------------------------------------
                               BALANCE AT                                BALANCE AT    VALUE AT      DIVIDEND       REALIZED
       SECURITY NAME            10/31/14     PURCHASES       SALES        10/31/15     103/1/15       INCOME      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------
First Trust Emerging Markets
   Local Currency Bond ETF             --        6,600           --           6,600   $  271,128    $    3,909    $        --
First Trust Preferred
   Securities and Income ETF       48,933      173,527      (56,195)        166,265    3,162,360       117,136        (21,229)
First Trust Senior Loan Fund       25,733           --      (25,733)             --           --         9,161        (20,633)
First Trust Tactical
   High Yield ETF                  24,718       48,936       (5,836)         67,818    3,312,910       169,124           (667) (a)
                                                                                      ----------------------------------------
                                                                                      $6,746,398    $  299,330     $  (42,529)
                                                                                      ========================================

(a)   Includes $3,461 of capital gain distribution.


I. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2015

The tax character of distributions paid during the fiscal year ended October 31, 2015, and the fiscal period ended 2014 was as follows:


Distributions paid from:                               2015             2014
Ordinary income.................................  $     559,024    $     109,622
Capital gain....................................             --               --
Return of capital...............................        208,980            7,219

As of October 31, 2015, the components of distributable earnings and net assets on a tax basis for the Fund were as follows:

Undistributed ordinary income...................  $        (842)
Accumulated capital and other losses............       (365,713)
Net unrealized appreciation (depreciation)......       (321,690)

J. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2015, the Fund had $365,713 of non-expiring capital loss carryforwards for federal income tax purposes.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2015, the Fund had no net ordinary losses.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2014 and 2015 remain open to federal and state audit. As of October 31, 2015, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2015, the adjustments for the Fund were as follows:

                                  ACCUMULATED
                ACCUMULATED       NET REALIZED
               NET INVESTMENT     GAIN (LOSS)         PAID-IN
               INCOME (LOSS)     ON INVESTMENTS       CAPITAL
              ----------------  ----------------  ----------------
                $ (110,702)        $ 104,038          $ 6,664

K. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2015


 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

The Fund and First Trust have retained the Sub-Advisors to provide recommendations to the Advisor regarding the selection and on-going monitoring of the securities in the Fund's investment portfolio. First Trust executes all transactions on behalf of the Fund, with the exception of the securities that are selected by FTGP. EIP, an affiliate of First Trust, provides recommendations regarding the selection of MLP securities for the Fund's investment portfolio and provides ongoing monitoring of the MLP securities, MLP affiliate and securities of Energy Infrastructure companies in the Fund's investment portfolio selected by EIP. EIP exercises discretion only with respect to assets of the Fund allocated to EIP by the Advisor. FTGP, an affiliate of First Trust, selects international sovereign debt securities for the Fund's investment portfolio and provides ongoing monitoring of the international sovereign debt securities in the Fund's investment portfolio selected by FTGP. RBA provides recommendations regarding longer term investment strategies that combine top-down, macroeconomic analysis and quantitatively-driven portfolio construction. Stonebridge, an affiliate of First Trust, provides recommendations regarding the selection and ongoing monitoring of the preferred and hybrid securities in the Fund's investment portfolio.

Pursuant to the Investment Management Agreement between the Trust and Advisor, First Trust will supervise the Sub-Advisors and their management of the investment of the Fund's assets and will pay EIP, FTGP, RBA and Stonebridge for their services as the Fund's sub-advisors. First Trust will also be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses with the exception of those attributable to affiliated Funds, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.85% of its average daily net assets. Pursuant to a contractual agreement between the Trust, on behalf of the Fund, and First Trust, the management fees paid to First Trust will be reduced by the proportional amount of the acquired fund fees and expenses of the shares of investment companies held by the Fund so that the Fund would not bear the indirect costs of holding them, provided, that, the investment companies are advised by First Trust. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Trust's Board of Trustees or (ii) the termination of the Fund's management agreement with First Trust. First Trust does not have the right to recover the fees waived that are attributable to acquired fund fees and expenses on the shares of investment companies advised by First Trust. During the year ended October 31, 2015, the Advisor waived fees of $47,081.

During the year ended October 31, 2015, the Fund received a payment from the Advisor of $23,478 in connection with a trade error.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2015


                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the fiscal year ended October 31, 2015, were $1,904,741 and $22,645,135, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the fiscal year ended October 31, 2015 were $1,005,087 and $23,334,895, respectively.

For the fiscal year ended October 31, 2015, the Fund had no in-kind transactions.

                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by the Fund at October 31, 2015, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

                                              ASSET DERIVATIVES                    LIABILITY DERIVATIVES
                                     ------------------------------------   -----------------------------------
DERIVATIVE               RISK        STATEMENT OF ASSETS AND                STATEMENT OF ASSETS AND
INSTRUMENTS            EXPOSURE       LIABILITIES LOCATION       VALUE       LIABILITIES LOCATION       VALUE
------------------   -------------   -----------------------   ----------   -----------------------   ---------
                                     Unrealized appreciation                Unrealized depreciation
Forward foreign      Currency        on forward foreign                     on forward foreign
currency contracts   Risk            currency contracts          $ 392      currency contracts          $  --

                     Interest        Variation margin                       Variation margin
Futures              Rate Risk       receivable                     --      payable                       594


The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the year ended October 31, 2015, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.


STATEMENT OF OPERATIONS LOCATION
----------------------------------
CURRENCY RISK EXPOSURE
Net realized gain (loss) on forward foreign currency contracts        $ 4,556
Net change in unrealized appreciation (depreciation) on forward
   foreign currency contracts                                             392

INTEREST RATE RISK EXPOSURE
Net realized gain (loss) on investments*                               (4,563)
Net realized gain (loss) on futures contracts                             178
Net change in unrealized appreciation (depreciation) on
   futures contracts                                                    3,433

* Represents options purchased.

During the year ended October 31, 2015, the notional values of forward foreign currency contracts opened and closed were $1,605,489 and $1,566,558, respectively.

During the year ended October 31, 2015, the notional values of futures contracts opened and closed were $301,915 and $148,911, respectively.

During the year ended October 31, 2015, the number of option contracts opened and closed were 3 and 3, respectively.

The Fund does not have the right to offset financial assets and financial liabilities related to forward foreign currency contracts and futures contracts on the Statement of Assets and Liabilities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2015


                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant'). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Purchasers of Creation Units must pay to BNYM, as transfer agent, a creation fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                                 7. BORROWINGS

Effective February 6, 2015, the Fund was added to an $80 million Credit Agreement with BNYM. The Credit Agreement is to be used as a liquidity backstop during periods of high redemption volume. A commitment fee of 0.15% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loan is charged by BNYM, which First Trust allocates amongst the Funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings during the year ended October 31, 2015.

                              8. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2017.

                               9. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2015


                             10. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined there were the following subsequent events:

On November 4, 2015, First Trust SSI Strategic Convertible Securities ETF, an additional series of the Trust, began trading under the symbol "FCVT" on NASDAQ.

On November 10, 2015, the commitment of the Credit Agreement with BNYM was increased to $135 million.

On November 12, 2015, First Trust Heitman Global Prime Real Estate ETF, an additional series of the Trust, began trading under the symbol "PRME" on the NYSE Arca, Inc.

On November 19, 2015, the Fund declared a distribution of $0.16 per share to shareholders of record on November 24, 2015, payable November 30, 2015.

At a meeting on December 7, 2015, the Board accepted Mr. Bradley's resignation from his position as the President and Chief Executive Officer of the Trust, effective December 31, 2015. At the same meeting, the Board elected Mr. Dykas to serve as the President and Chief Executive Officer and Mr. Donald Swade, formerly an Assistant Treasurer of the Trust, to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Trust.


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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST STRATEGIC INCOME ETF:

We have audited the accompanying statement of assets and liabilities of First Trust Strategic Income ETF (the "Fund"), a series of the First Trust Exchange-Traded Fund IV, including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015 by correspondence with the Fund's custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Strategic Income ETF as of October 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Chicago, Illinois
December 22, 2015


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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2015 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of the Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891;

(2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended October 31, 2015, the following percentages of income dividend paid by the Fund qualified for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:

        Dividends Received Deduction        Qualified Dividend Income
       ------------------------------     ------------------------------
                   38.66%                             42.97%


                              RISK CONSIDERATIONS

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objectives will be achieved.

CASH TRANSACTIONS RISK: The Fund will, under most circumstances, effect a portion of creations and redemptions for cash, rather than in kind securities. As a result, an investment in the Fund may be less tax efficient than an investment in an ETF that effects its creations and redemption for in kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses, and may also result in higher brokerage costs.

COVERED CALL RISK. The Fund may invest in covered call options. Covered call risk is the risk that the Fund will forgo, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. In addition, as the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CURRENCY RISK. The Fund may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.


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ADDITIONAL INFORMATION (CONTINUED)
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                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2015 (UNAUDITED)

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

DERIVATIVES RISK. The use of options and other derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Fund's portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.

ENERGY INFRASTRUCTURE COMPANIES RISK. Energy Infrastructure Companies may be directly affected by energy commodity prices, especially those companies that own the underlying energy commodity. A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of Energy Infrastructure Companies. Energy Infrastructure Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Infrastructure Companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact Energy Infrastructure Companies.

Certain Energy Infrastructure Companies in the utilities industry are subject to imposition of rate caps, increased competition due to deregulation, difficulty in obtaining an adequate return on invested capital or in financing large construction projects, limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for these companies. Such issuers have been experiencing certain of these problems to varying degrees.

EQUITY SECURITIES RISK. The Fund invests in equity securities. The value of the shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of the capital rises and borrowing costs increase.

FINANCIAL COMPANIES RISK. The Fund invests in financial companies, including banks, thrifts and their holding companies. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

FIXED INCOME SECURITIES RISK. An investment in the Fund involves risk associated with an investment in fixed income securities including the risk that certain of the securities in the Fund may not have the benefit of covenants that would prevent the issuer from engaging in capital restructurings or borrowing transactions in connection with corporate acquisitions, leveraged buyouts or restructurings. This limitation could reduce the ability of the issuer to meet its payment obligations and might result in increased credit risk. In addition, certain of the securities may be redeemed or prepaid by the issuer, resulting in lower interest payments received by the Fund and reduced distributions to shareholders.

HIGH YIELD SECURITIES RISK. High yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, may be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is generally smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2015 (UNAUDITED)

national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

ILLIQUID SECURITIES RISK. Some of the securities held by the Fund may be illiquid. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK. Income from the Fund's fixed income investments could decline during periods of falling interest rates.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the fixed income securities in the Fund will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term investments and higher for longer term investments. Mortgage-related securities are particularly subject to the risk that interest rate volatility may adversely impact the valuation and price of such securities.

INVESTMENT COMPANIES RISK. The Fund may invest in the shares of other investment companies, and therefore, the Fund's investment performance and risks may be related to the investment performance and risks of the underlying funds. In general, as a shareholder in other investment companies, the Fund bears its ratable share of the underlying fund's expenses, and would be subject to duplicative expenses to the extent the Fund invests in other investment companies. Pursuant to a contractual agreement, the Advisor has agreed to reduce the management fee paid by the Fund by the proportional amount of the acquired fund fees and expenses of the shares of investment companies held by the Fund so that the Fund would not bear the indirect costs of holding them, provided, that the investment companies are advised by the Advisor.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the Management Teams will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objectives.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall security values could decline generally or could underperform other investments.

MLP RISK. An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments. In addition, there is the risk that an MLP could be, contrary to its intention, taxed as a corporation, resulting in decreased returns from such MLP.

MORTGAGE SECURITIES RISK. The Fund invests in mortgage-related securities, including mortgage-backed securities, which may make the Fund more susceptible to adverse economic, political or regulatory events that affect the value of real estate. Changes in local, state and federal policies could negatively impact the mortgage-related securities market, which include various government initiated and sponsored homeowner assistance programs and eminent domain issues. Mortgage-related securities may also face liquidity issues when the Fund seeks to sell such securities, but is unable to find buyers at a bid ask spread to make the transaction feasible. These securities are also subject to the risk that the underlying borrowers may default on their mortgages, resulting in a non-payment of principal and interest. Finally, the mortgage-related securities market may be negatively impacted by regulatory changes including those that are related to the mandate or existence of the government-sponsored enterprises, Fannie Mae, Freddie Mac and Ginnie Mae. Mortgage-related securities are subject to the risk that the rate of mortgage prepayments decreases, which extends the average life of a security and increases the interest rate exposure.

NEW FUND RISK. The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Also, during the initial invest up period, the Fund may depart from its principal investment strategies and invest a larger amount or all of its assets in cash equivalents, or it may hold cash.


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2015 (UNAUDITED)

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

NON-U.S. SECURITIES RISK AND EMERGING MARKETS RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

PREFERRED SECURITIES RISK. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities are also subject to credit risk, interest rate risk and income risk.

SENIOR LOAN RISK. An investment in senior loans subjects the Fund to credit risk, which is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy. The loans are usually rated below investment grade but may also be unrated. An economic downturn would generally lead to a higher non payment rate, and a loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Loans are subject to a number of risks described elsewhere in this prospectus, including liquidity risk and the risk of investing in below investment grade debt instruments. Floating rate loans are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

SMALLER COMPANIES RISK. The Fund invests in small and/or mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of the First Trust Exchange-Traded Fund IV (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Trust, on behalf of First Trust Strategic Income ETF (the "Fund"), and First Trust Advisors L.P. ("First Trust" or the "Advisor"); the Investment Sub-Advisory Agreement (the "Stonebridge Sub-Advisory Agreement") among the Trust, on behalf of the Fund, the Advisor and Stonebridge Advisors LLC ("Stonebridge"); the Investment Sub-Advisory Agreement (the "Richard Bernstein Sub-Advisory Agreement") among the Trust, on behalf of the Fund, the Advisor and Richard Bernstein Advisors LLC ("Richard Bernstein"); the Investment Sub-Advisory Agreement (the "Energy Income Partners Sub-Advisory Agreement") among the Trust, on behalf of the Fund, the Advisor and Energy Income Partners, LLC ("Energy Income Partners"); and the Investment Sub-Advisory Agreement (the "First Trust Global Sub-Advisory Agreement") among the Trust, on behalf of the Fund, the Advisor and First Trust Global Portfolios Ltd. ("First Trust Global"). The Stonebridge Sub-Advisory Agreement, the Richard Bernstein Sub-Advisory Agreement, the Energy Income Partners Sub-Advisory Agreement and the First Trust Global Sub-Advisory Agreement are collectively referred to as the "Sub-Advisory Agreements." Stonebridge, Richard Bernstein, Energy Income Partners and First Trust Global are each referred to as a "Sub-Advisor" and collectively as the "Sub-Advisors." The Sub-Advisory Agreements together with the Advisory Agreement are referred to as the "Agreements." The


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2015 (UNAUDITED)

Board approved the continuation of the Agreements for a one-year period ending June 30, 2016 at a meeting held on June 16, 2015. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of services provided, and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for the Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 20, 2015 and June 16, 2015, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and each Sub-Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the applicable Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee for the Fund as compared to fees charged to a peer group of funds, compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor with similar investment objectives and to other exchange-traded funds ("ETFs") managed by First Trust; the sub-advisory fees for the Fund as compared to fees charged to other clients of the Sub-Advisors with similar investment objectives; the expenses of the Fund compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and each Sub-Advisor; any fall-out benefits to First Trust and its affiliates, First Trust Portfolios L.P. ("FTP") and First Trust Global, Stonebridge and Energy Income Partners and to the other Sub-Advisor; and a summary of the Advisor's and each Sub-Advisor's compliance programs. The Board reviewed initial materials with the Advisor at a special meeting held on April 20, 2015, at which, the Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor and the Sub-Advisors. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and those were considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 16, 2015 meeting, as well as at the meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and each Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund, knowing the Sub-Advisors serve as such and knowing the Fund's unitary fee.

In reviewing the Agreements for the Fund, the Board considered the nature, extent and quality of services provided by the Advisor and the Sub-Advisors under the Agreements. The Board considered that, unlike most ETFs to which First Trust currently provides management services, the Fund is not designed to track the performance of an index and employs a multi-manager structure. With respect to the Advisory Agreement, the Board considered that First Trust is responsible for the overall management and administration of the oversight of the Sub-Advisors and the Trust and the Fund and reviewed the services provided by First Trust to the Fund, including the strategic and tactical asset allocations among internal management teams and the Sub-Advisors. The Board considered that Stonebridge and Richard Bernstein act as non-discretionary managers providing model portfolio recommendations to the Advisor, and that while First Trust Global and Energy Income Partners act as discretionary investment advisors, First Trust executes the Fund's portfolio trades. The Board noted that members of First Trust's Mortgage Securities Team and Leveraged Finance Team participate in the management of the Fund and considered the experience of each Team and the resources available to them. At the April 20, 2015 meeting, the Board received a presentation from the senior portfolio manager of the Leveraged Finance Investment Team, who discussed the services that the Team provides to the Fund and how the Team manages the assets allocated to it. The Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Sub-Advisors and each internal management Team's compliance with the 1940 Act and the Fund's investment objectives and policies. The Board considered the significant asset growth of the First Trust Fund Complex (particularly in ETFs) and the Advisor's concomitant investment in infrastructure and personnel dedicated to the First Trust funds. With respect to the Sub-Advisory Agreements, the Board reviewed the materials provided by the Sub-Advisors and considered the nature, extent and quality of the services that each Sub-Advisor provides to the Fund, including each Sub-Advisor's discretionary or non-discretionary management, as applicable, of the portion of the Fund's assets allocated to it. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Trust and the Fund by the Advisor and each Sub-Advisor under the applicable Agreements have been and are expected to remain satisfactory and that the Advisor and Sub-Advisors have managed the Fund consistent with the Fund's investment objectives and policies.

The Board considered the unitary fee payable by the Fund, noting that the Fund pays First Trust a fee equal to an annual rate of 0.85% of its average daily net assets. The Board also noted that, from the unitary fee, First Trust pays each of Stonebridge and Richard Bernstein, who provide non-discretionary services, an annual sub-advisory fee equal to 0.20% of the average daily net assets of their

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2015 (UNAUDITED)

respective allocated portion of the Fund's portfolio and pays each of Energy Income Partners and First Trust Global an annual sub-advisory fee equal to 40.0% of the remaining unitary fee on each of Energy Income Partners' and First Trust Global's respective allocated portion of the Fund's portfolio after the average Fund expenses accrued during the most recent twelve months are subtracted for each of their allocated portion of the Fund's portfolio in a given month. The Board also noted that the Advisor is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and sub-advisory fees, but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board also reviewed data prepared by MPI showing the Fund's unitary fee as compared to the advisory fees and expense ratios of the peer funds in the MPI Peer Group and determined that, because the Fund charges a unitary fee, expense ratios were the most relevant data point. The Board noted that the Advisor agreed to waive its advisory fee to the extent of acquired fund fees and expenses of shares of investment companies advised by the Advisor that are held by the Fund. Based on the information provided, the Board noted that the unitary fee for the Fund, after taking into account the contractual fee waiver, was equal to the median total (net) expense ratio of the peer funds in the MPI Peer Group. The Independent Trustees discussed with representatives of the Advisor and independent counsel limitations in creating peer groups for actively-managed ETFs and different business models that affect the pricing of services among ETF sponsors. The Board noted that only one peer fund was actively managed and that most of the peer funds were larger than the Fund - two significantly so. The Board also noted that none of the peer funds were sub-advised. The Board took these limitations and differences into account in considering the MPI data. The Board also compared the unitary fee for the Fund to the total expense ratios (after fee waivers and/or expense reimbursements, if any) of other First Trust ETFs, including First Trust ETFs that pay a unitary fee. The Board also considered information provided by each Sub-Advisor as to the fees it charges for investment advisory services provided to clients with similar investments.

The Board considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board reviewed data prepared by MPI comparing the Fund's performance to the MPI Peer Group and to benchmark indexes, including a blended index, and noted that the Fund outperformed the MPI Peer Group average and the blended benchmark for the since-inception (August 13, 2014) period ended December 31, 2014.

On the basis of all the information provided on the Fund's unitary fee and performance of the Fund, the Board concluded that the unitary fee for the Fund was reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor to the Fund under the Advisory Agreement.

The Board noted that the Advisor has made and continues to make significant investments in personnel and infrastructure and considered whether the fee level reflects any economies of scale for the benefit of shareholders. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor (and Energy Income Partners and First Trust Global), but that a unitary fee structure provides a level of certainty in expenses for the Fund. The Board also noted that none of the Sub-Advisors identified any significant economies of scale in connection with their services to the Fund. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to the Fund for the period ended December 31, 2014, as well as product-line profitability data for the same period, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the pre-tax profits estimated to have been realized by the Advisor in connection with the management of the Fund were not unreasonable. The Board noted that, with the exception of Richard Bernstein, the Fund was not profitable for the Sub-Advisors. The Board considered that First Trust had identified as a fall out benefit to First Trust and FTP their exposure to investors and brokers who, in the absence of the Fund, may have had no dealings with First Trust and, additionally, that the Fund provided assets under management to First Trust Global, an affiliate of First Trust and FTP. The Board also considered the ownership interests of affiliates of the Advisor in Stonebridge, Energy Income Partners and First Trust Global. The Board noted that the Advisor does not maintain any soft-dollar arrangements. The Board considered fall-out benefits identified by Richard Bernstein in connection with providing services to the Fund. The Board noted that First Trust Global, Stonebridge and Energy Income Partners did not identify any fall-out benefits.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Trust and the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2015 (UNAUDITED)


The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                 NUMBER OF             OTHER
                                                                                               PORTFOLIOS IN      TRUSTEESHIPS OR
                                 TERM OF OFFICE                                               THE FIRST TRUST      DIRECTORSHIPS
       NAME, ADDRESS,            AND YEAR FIRST                                                FUND COMPLEX       HELD BY TRUSTEE
      DATE OF BIRTH AND            ELECTED OR                PRINCIPAL OCCUPATIONS              OVERSEEN BY         DURING PAST
   POSITION WITH THE TRUST          APPOINTED                 DURING PAST 5 YEARS                 TRUSTEE             5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term   Physician; President, Wheaton                   117           None
c/o First Trust Advisors L.P.                       Orthopedics; Limited Partner, Gundersen
120 East Liberty Drive,         o Since Inception   Real Estate Limited Partnership;
  Suite 400                                         Member, Sportsmed LLC
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee       o Indefinite Term   President (March 2010 to Present), Senior       117           Director of ADM
c/o First Trust Advisors L.P.                       Vice President and Chief Financial Officer                    Investor Services,
120 East Liberty Drive,         o Since Inception   (May 2007 to March 2010), ADM Investor                        Inc., ADM
  Suite 400                                         Services, Inc. (Futures Commission                            Investor Services
Wheaton, IL 60187                                   Merchant)                                                     International, and
D.O.B.: 11/57                                                                                                     Futures Industry
                                                                                                                  Association


Robert F. Keith, Trustee        o Indefinite Term   President (2003 to Present), Hibs               117           Director of
c/o First Trust Advisors L.P.                       Enterprises (Financial and Management                         Trust Company
120 East Liberty Drive,         o Since Inception   Consulting)                                                   of Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee        o Indefinite Term   Managing Director and Chief Operating           117           Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present), Pelita                     Covenant
120 East Liberty Drive,         o Since Inception   Harapan Educational Foundation                                Transport, Inc.
  Suite 400                                         (Educational Products and Services);                          (May 2003 to
Wheaton, IL 60187                                   President and Chief Executive Officer                         May 2014)
D.O.B.: 03/54                                       (June 2012 to September 2014), Servant
                                                    Interactive LLC (Educational Products and
                                                    Services); President and Chief Executive
                                                    Officer (June 2012 to September 2014), Dew
                                                    Learning LLC (Educational Products and
                                                    Services); President (June 2002 to June 2012),
                                                    Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,     o Indefinite Term   Chief Executive Officer (December 2010          117           None
Chairman of the Board                               to Present), President (until December
120 East Liberty Drive,         o Since Inception   2010), First Trust Advisors L.P. and First
  Suite 400                                         Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                   Board of Directors, BondWave LLC
D.O.B.: 09/55                                       (Software Development Company/
                                                    Investment Advisor) and Stonebridge
                                                    Advisors LLC (Investment Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2015 (UNAUDITED)

                                  POSITION AND            TERM OF OFFICE
     NAME, ADDRESS                   OFFICES               AND LENGTH OF                 PRINCIPAL OCCUPATIONS
   AND DATE OF BIRTH               WITH TRUST                 SERVICE                     DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley                President and Chief          o Indefinite Term     Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,          Executive Officer                                  and Chief Financial Officer, First Trust Advisors
   Suite 400                                                o Since Inception     L.P. and First Trust Portfolios L.P.; Chief
Wheaton, IL 60187                                                                 Financial Officer, BondWave LLC (Software
D.O.B.: 11/57                                                                     Development Company/Investment Advisor) and
                                                                                  Stonebridge Advisors LLC (Investment Advisor)

James M. Dykas                 Treasurer, Chief Financial   o Indefinite Term     Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,          Officer and Chief                                  President (April 2007 to Present), First Trust
   Suite 400                   Accounting Officer           o Since Inception     Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 01/66

W. Scott Jardine               Secretary and Chief          o Indefinite Term     General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,          Legal Officer                                      First Trust Portfolios L.P.; Secretary and General
   Suite 400                                                o Since Inception     Counsel, BondWave LLC (Software Development
Wheaton, IL 60187                                                                 Company/Investment Advisor); Secretary of
D.O.B.: 05/60                                                                     Stonebridge Advisors LLC (Investment Advisor)

Daniel J. Lindquist            Vice President               o Indefinite Term     Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                             Vice President (September 2005 to July 2012),
   Suite 400                                                o Since Inception     First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                                 Portfolios L.P.
D.O.B.: 02/70

Kristi A. Maher                Chief Compliance Officer     o Indefinite Term     Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,          and Assistant Secretary                            and First Trust Portfolios L.P.
   Suite 400                                                o Chief Compliance
Wheaton, IL 60187                                             Officer Since
D.O.B.: 12/66                                                 January 2011

                                                            o Assistant Secretary
                                                              Since Inception

Roger F. Testin                Vice President               o Indefinite Term     Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                             and First Trust Portfolios L.P.
   Suite 400                                                o Since Inception
Wheaton, IL 60187
D.O.B.: 06/66

Stan Ueland                    Vice President               o Indefinite Term     Senior Vice President (September 2012 to Present),
120 E. Liberty Drive,                                                             Vice President (August 2005 to September 2012),
   Suite 400                                                o Since Inception     First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                                 Portfolios L.P.
D.O.B.: 11/70

-----------------------------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2015 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis, to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

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


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


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

FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR

First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISORS

Energy Income Partners, LLC
49 Riverside Avenue
Westport, CT 06880

First Trust Global Portfolios Limited
8 Angel Court
London EC2R 7HJ

Richard Bernstein Advisors, LLC
120 West 45th Street, 19th Floor
New York, NY 10036

Stonebridge Advisors LLC
187 Danbury Road
Wilton, Connecticut, 06897

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT

The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund IV
--------------------------------------------------------------------------------

First Trust Low Duration Mortgage Opportunities ETF (LMBS)

Annual Report
for the Period
November 4, 2014
(commencement of operations)
through October 31, 2015

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

           FIRST TRUST LOW DURATION MORTGAGE OPPORTUNITIES ETF (LMBS)
                                 ANNUAL REPORT
                                OCTOBER 31, 2015
Shareholder Letter...........................................................  1
Fund Performance Overview....................................................  2
Portfolio Commentary ........................................................  5
Understanding Your Fund Expenses.............................................  6
Portfolio of Investments.....................................................  7
Statement of Assets and Liabilities.......................................... 14
Statement of Operations...................................................... 15
Statement of Changes in Net Assets........................................... 16
Financial Highlights......................................................... 17
Notes to Financial Statements................................................ 18
Report of Independent Registered Public Accounting Firm...................... 27
Additional Information....................................................... 28
Board of Trustees and Officers............................................... 31
Privacy Policy............................................................... 33


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Low Duration Mortgage Opportunities ETF; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

           FIRST TRUST LOW DURATION MORTGAGE OPPORTUNITIES ETF (LMBS)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2015


Dear Shareholders:

Thank you for your investment in First Trust Low Duration Mortgage Opportunities ETF ("the Fund").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the annual report which contains detailed information about your investment for the period ended October 31, 2015, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

U.S. markets, fueled by accelerating growth and an accommodating Federal Reserve, enjoyed a prosperous year in 2014. However, most of 2015 has been volatile. Economic and global factors, such as the continued conflict in the Middle East, a sharp decline in oil prices and terrorism around the world, have impacted U.S. and global markets. Another factor that has weighed upon U.S. markets for most of the year is the fact that many economists had predicted that the Federal Reserve would begin to raise interest rates in 2015, which has still not happened.

As I have written previously, First Trust believes investors should maintain perspective about the markets and have realistic expectations about their investments. Markets will always go up and down, but we believe that having a long-term investment horizon and being invested in quality products can help you reach your goals.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value the relationship and will continue to focus on our disciplined investment approach and long-term perspective to help investors reach their financial goals.

Sincerely,

/s/ James A. Bowen
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST LOW DURATION MORTGAGE OPPORTUNITIES ETF (LMBS)

The primary investment objective of the First Trust Low Duration Mortgage Opportunities ETF (the "Fund") is to generate current income. The Fund's secondary investment objective is capital appreciation. The Fund is an actively managed exchange-traded fund. First Trust Advisors L.P. ("First Trust" or the "Advisor") serves as the advisor. Jim Snyder and Jeremiah Charles are the Fund's portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund's investment portfolio.

The Fund's investment categories are: (i) mortgage-related investments, including mortgage-backed securities that may be, but are not required to be, issued or guaranteed by the U.S. government or its agencies or instrumentalities; (ii) U.S. government securities, including callable agency securities, which give the issuer (the U.S. government agency) the right to redeem the security prior to maturity, and U.S. government inflation-indexed securities; and (iii) high yield debt, commonly referred to as "junk" debt. Although the Fund intends to invest primarily in investment grade securities, the Fund may invest up to 20% of its net assets (including investment borrowings) in securities of any credit quality, including securities that are below investment grade (as described in (iii) above), illiquid securities, and derivative instruments.

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
                                                      CUMULATIVE
                                                     TOTAL RETURNS
                                                  Inception (11/4/14)
                                                     to 10/31/15

FUND PERFORMANCE
NAV                                                      3.62%
Market Price                                             3.27%

INDEX PERFORMANCE
BofA Merrill Lynch 1-5 Year
   US Treasury & Agency Index                            1.44%
--------------------------------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of the Fund. "Cumulative total returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LOW DURATION MORTGAGE OPPORTUNITIES ETF (LMBS)

-----------------------------------------------------------
                                           % OF LONG-TERM
ASSET CLASSIFICATION                        INVESTMENTS
-----------------------------------------------------------
U.S. Government Agency Mortgage-Backed
   Securities                                  76.40%
Mortgage-Backed Securities                     14.92
Exchange-Traded Funds                           5.47
Asset-Backed Securities                         3.21
                                             --------
     Total                                    100.00%
                                             ========

-----------------------------------------------------------
                                        % OF TOTAL LONG
                                         FIXED-INCOME
CREDIT QUALITY(1)                     INVESTMENTS & CASH
-----------------------------------------------------------
Government                                     75.94%
AAA                                             2.31
AA+                                             1.96
AA                                              0.16
A+                                              0.11
A-                                              1.30
BBB+                                            0.36
Below Investment Grade                          1.01
Not Rated                                      10.81
Cash                                            6.04
                                             --------
     Total                                    100.00%
                                             ========

-----------------------------------------------------------
                                     % OF TOTAL LONG-TERM
TOP TEN HOLDINGS                          INVESTMENTS
-----------------------------------------------------------
iShares 7-10 Year Treasury Bond ETF             3.30%
Federal Home Loan Mortgage
   Corporation, Pool Q00841                     2.57
Federal Home Loan Mortgage
   Corporation, Pool G06359                     2.23
iShares 20+ Year Treasury Bond ETF              2.18
Federal National Mortgage
   Association, Pool AH1141                     2.02
Federal National Mortgage
   Association, Pool AJ9333                     1.90
Federal National Mortgage
   Association, Pool AB1953                     1.74
Lavender Trust, Series 2010-R15A,
   Class A3                                     1.70
Federal Home Loan Mortgage
   Corporation, Pool A97294                     1.68
Federal National Mortgage
   Association, Pool AI1191                     1.54
                                             --------
     Total                                     20.86%
                                             ========

-----------------------------

(1) The ratings are by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO), of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured highest to lowest on a scale that generally ranges from AAA to D for long-term ratings and A-1+ to C for short-term ratings. Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher or a short-term credit rating of A-3 or higher. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. U.S. Treasury and U.S. Agency mortgage-backed securities appear under "Government". Credit ratings are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LOW DURATION MORTGAGE OPPORTUNITIES ETF (LMBS)


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                      NOVEMBER 4, 2014 - OCTOBER 31, 2015

                First Trust Low Duration         Bank of America Merrill Lynch
               Mortgage Opportunities ETF     1-5 Year US Treasury & Agency Index
11/4/14                 $10,000                             $10,000
4/30/15                  10,236                              10,097
10/31/15                 10,362                              10,144

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2015 The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 5, 2014 (commencement of trading) through October 31, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                                   NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                             AT/ABOVE NAV                                   BELOW NAV
                               ----------------------------------------      ----------------------------------------
                               0.00%-      0.50%-     1.00%-                 0.00%-     0.50%-      1.00%-
FOR THE PERIOD                 0.49%       0.99%      1.99%     >=2.00%      0.49%      0.99%       1.99%     >=2.00%
11/5/14 - 10/31/15              144          40          0          1          62          3           0          0

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

           FIRST TRUST LOW DURATION MORTGAGE OPPORTUNITIES ETF (LMBS)
                                 ANNUAL REPORT
                                OCTOBER 31, 2015

                               INVESTMENT MANAGER

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to the First Trust Low Duration Mortgage Opportunities ETF (the "Fund" or "LMBS"). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the investments in the Fund's portfolio and certain other services necessary for the management of the portfolio. First Trust serves as advisor or sub-advisor for six mutual fund portfolios, nine exchange-traded trusts consisting of 95 series and 16 closed-end funds and is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. ("FTP").

                           PORTFOLIO MANAGEMENT TEAM

JEREMIAH CHARLES - VICE PRESIDENT, PORTFOLIO MANAGER
JIM SNYDER - VICE PRESIDENT, PORTFOLIO MANAGER


                                   COMMENTARY

FIRST TRUST LOW DURATION MORTGAGE OPPORTUNITIES ETF

The First Trust Low Duration Mortgage Opportunities ETF is an actively managed exchange-traded fund. The Fund's primary investment objective is to generate current income. The Fund's secondary investment objective is capital appreciation.

MARKET RECAP

During the 12-month period ended 10/31/2015, U.S. interest rates moved up mildly. Yields on two-year Treasury securities were up 36 basis points ("bps"), compared to only a 6 bps rise in the 30-year Treasury rate. Mortgage index option-adjusted spreads as measured by the BofA Merrill Lynch U.S. Mortgage Backed Securities Index were virtually unchanged rising a mere 1 bp over the past year. Although we had expected to see the Federal Reserve (the "Fed") raise the federal funds rate, the Fed remained more dovish than general market expectations. The Fed's policy coupled with rapidly declining commodity prices kept inflation low and provided a good environment for the Fund's investment strategy.

PERFORMANCE ANALYSIS

From its inception on 11/04/2014 through 10/31/2015, the Fund returned 3.62% at net asset value ("NAV") and 3.27% at market price.

During the same period, the BofA Merrill Lynch 1-5 US Treasury and Agency Index (the "Index") returned 1.44%.

LMBS benefited from both stable interest rates and a flatter yield curve. The Fund's investment strategy focused on higher-yielding mortgage securities, many with longer maturities that were hedged with intermediate maturity treasuries. This strategy is typically highly effective and rewarding in a stable interest rate environment. The Fund also utilized a high proportion of its non-agency mortgage and asset-backed securities constraint to invest in very short maturity, lower quality or unrated securities. This strategy also outperformed the Index, as the housing sector remained healthy as expected by the Fund's investment advisor. Finally, we consistently reduced the Fund's duration during bond rallies which improved performance and reduced the Fund's total return volatility, which has averaged about 75% of the daily movement of the Index benchmark since inception.

MARKET OUTLOOK

Market: We expect the Fed to begin monetary policy normalization and believe it is likely that the Fed will raise the federal funds rate in December 2015. It is also our view that the tightening cycle will be long and slow, assuming inflation remains at or below the Fed's 2% target, which is likely in the near future, in our opinion, as commodity prices are currently still declining. As we move further into 2016, we expect commodities to stabilize and labor wages to begin to have a larger impact on inflation. It is also quite possible that the trade-weighted dollar may stabilize, which has been deflationary for U.S. consumers. We expect the U.S. housing market to remain healthy, as mortgage lending has been conservative and single-family housing construction starts have been low during the recovery. In addition, tighter labor markets should improve personal income and begin to increase home ownership, particularly given the recent cost increases for rental, residential property.

Fund: Given our views and outlook on the domestic and global markets, we plan to continue to manage the Fund generally defensive to neutral versus the Index from a duration standpoint, while maintaining our ongoing strategy of barbelling the Fund duration across the yield curve, with higher yielding investments, allocating to out-of-index assets on the short end. We believe interest rate volatility may increase and we plan to be active in managing the duration and yield curve opportunistically in 2016.

FIRST TRUST LOW DURATION MORTGAGE OPPORTUNITIES ETF (LMBS)

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2015 (UNAUDITED)

As a shareholder of First Trust Low Duration Mortgage Opportunities ETF (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2015.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO       EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE         DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX MONTH           SIX MONTH
                                                    MAY 1, 2015      OCTOBER 31, 2015        PERIOD            PERIOD (a)
----------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST LOW DURATION MORTGAGE OPPORTUNITIES ETF (LMBS)
Actual                                              $1,000.00           $1,012.30             0.65%                $3.30
Hypothetical (5% return before expenses)            $1,000.00           $1,021.93             0.65%                $3.31


(a) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (May 1, 2015 through October 31, 2015), multiplied by 184/365 (to reflect the one-half-year period).

FIRST TRUST LOW DURATION MORTGAGE OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2015

    PRINCIPAL                                                                         STATED         STATED
      VALUE                                  DESCRIPTION                              COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 71.9%
                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 13.5%
                  Federal Home Loan Mortgage Corporation
$          2,874     Series 1989-74, Class F......................................      6.00%       10/15/20     $         3,031
             485     Series 1990-147, Class G.....................................      7.50%       04/15/21                 496
             106     Series 1990-172, Class J.....................................      7.00%       07/15/21                 111
             181     Series 1990-186, Class E.....................................      6.00%       08/15/21                 190
             339     Series 1990-188, Class H.....................................      7.00%       09/15/21                 366
           1,574     Series 1993-1577, Class PK...................................      6.50%       09/15/23               1,724
           4,925     Series 1998-2089, Class PJ, IO...............................      7.00%       10/15/28                 589
           3,050     Series 2003-2586, Class ND...................................      4.50%       03/15/18               3,144
           2,250     Series 2003-2643, Class ME...................................      3.50%       03/15/18               2,250
           1,720     Series 2005-3028, Class BA...................................      5.00%       04/15/34               1,720
          15,509     Series 2005-3074, Class ZH...................................      5.50%       11/15/35              19,351
         268,318     Series 2010-3699, Class QI, IO...............................      5.50%       02/15/39              17,130
           2,289     Series 2010-3740, Class KC...................................      4.00%       07/15/37               2,344
           4,686     Series 2011-3795, Class ED...................................      3.00%       10/15/39               4,830
          39,705     Series 2012-4015, Class KB...................................      1.75%       05/15/41              34,840
         136,611     Series 2012-4097, Class ES, IO (a)...........................      5.90%       08/15/42              27,613
         141,037     Series 2012-4116, Class AS, IO (a)...........................      5.95%       10/15/42              30,492
                  Federal National Mortgage Association
             692     Series 1990-11, Class G......................................      6.50%       02/25/20                 727
          43,217     Series 1990-13, Class E......................................      9.00%       02/25/20              47,886
           2,678     Series 1990-108, Class G.....................................      7.00%       09/25/20               2,905
           2,765     Series 1990-109, Class J.....................................      7.00%       09/25/20               2,948
          44,765     Series 1990-112, Class G.....................................      8.50%       09/25/20              49,387
           1,089     Series 1992-44, Class ZQ.....................................      8.00%       07/25/22               1,135
           2,193     Series 1993-3, Class K.......................................      7.00%       02/25/23               2,428
           5,122     Series 1993-46, Class FH (a).................................      1.66%       04/25/23               5,049
             808     Series 1994-24, Class H, PO..................................       (b)        11/25/23                 766
         121,837     Series 1999-49, Class SC, IO (a).............................      7.70%       10/25/17               5,989
          88,055     Series 2001-8, Class SE, IO (a)..............................      8.40%       02/17/31               5,624
           3,317     Series 2002-22, Class G......................................      6.50%       04/25/32               3,707
           1,708     Series 2002-74, Class LE.....................................      5.00%       11/25/17               1,755
          29,806     Series 2002-329, Class 1, PO, STRIPS.........................       (b)        01/25/33              27,927
           9,741     Series 2003-21, Class OA.....................................      4.00%       03/25/33              10,229
          56,786     Series 2003-W1, Class 1A1 (a)................................      5.75%       12/25/42              64,567
           2,616     Series 2004-60, Class JB.....................................      5.50%       04/25/34               2,687
          10,409     Series 2005-3, Class CD......................................      5.50%       07/25/34              10,762
          42,391     Series 2005-29, Class ZT.....................................      5.00%       04/25/35              47,476
           4,759     Series 2005-70, Class KJ.....................................      5.50%       09/25/34               4,927
          18,194     Series 2005-95, Class WZ.....................................      6.00%       11/25/35              24,133
           4,140     Series 2005-110, Class CA....................................      5.50%       01/25/35               4,163
         185,749     Series 2006-15, Class IS, IO (a).............................      6.38%       03/25/36              41,334
          17,658     Series 2006-31, Class PZ.....................................      6.00%       05/25/36              23,427
          30,000     Series 2006-46, Class UD.....................................      5.50%       06/25/36              35,405
          59,399     Series 2006-377, Class 1, PO, STRIPS.........................       (b)        10/25/36              52,168
         144,105     Series 2007-67, Class SA, IO (a).............................      6.55%       04/25/37              11,623
         338,463     Series 2009-14, Class BS, IO (a).............................      6.05%       03/25/24              34,508
         855,051     Series 2010-106, Class BI, IO................................      3.50%       09/25/20              45,402
           4,711     Series 2010-145, Class PE....................................      3.25%       10/25/24               4,864
         621,305     Series 2011-72, Class TI, IO.................................      4.00%       09/25/40              50,184
          82,856     Series 2011-90, Class QI, IO.................................      5.00%       05/25/34               8,344
       1,063,811     Series 2012-101, Class AI, IO................................      3.00%       06/25/27             111,700


                        See Notes to Financial Statements                 Page 7

FIRST TRUST LOW DURATION MORTGAGE OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2015

    PRINCIPAL                                                                         STATED         STATED
      VALUE                                  DESCRIPTION                              COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal National Mortgage Association (Continued)
$          7,000     Series 2013-35, Class LP.....................................      3.00%       01/25/43     $         7,093
         633,662     Series 2014-29, Class GI, IO.................................      3.00%       05/25/29              76,854
                  Government National Mortgage Association
         178,796     Series 2003-42, Class SA, IO (a).............................      6.40%       07/16/31              33,016
          29,558     Series 2004-49, Class MZ.....................................      6.00%       06/20/34              36,390
          30,718     Series 2009-81, Class TZ.....................................      5.50%       09/20/39              38,616
          48,425     Series 2009-106, Class DZ....................................      5.50%       11/20/39              59,550
         191,909     Series 2011-151, Class TB, IO (a)............................      3.50%       04/20/41              25,191
         560,934     Series 2012-97, Class SL, IO (a).............................      6.06%       06/20/32             117,576
         303,271     Series 2013-5, Class IA, IO..................................      3.50%       10/16/42              39,991
         177,453     Series 2013-20, Class KI, IO.................................      5.00%       01/20/43              24,870
         162,542     Series 2015-95, Class IK, IO.................................      1.00%       05/16/37               6,153
                                                                                                                 ---------------
                                                                                                                       1,361,657
                                                                                                                 ---------------
                  COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.9%
                  Government National Mortgage Association
         100,000  Series 2013-74, Class AG (a)....................................      2.78%       12/16/53              90,442
                                                                                                                 ---------------
                  PASS-THROUGH SECURITIES -- 57.5%
                  Federal Home Loan Mortgage Corporation
         111,382     Pool A47829..................................................      4.00%       08/01/35             118,792
         110,598     Pool A86143..................................................      5.00%       05/01/39             122,623
          27,212     Pool A93093..................................................      4.50%       07/01/40              29,881
          78,825     Pool A96380..................................................      4.00%       01/01/41              84,286
         149,717     Pool A97294..................................................      4.00%       02/01/41             159,607
         111,897     Pool C03949..................................................      3.50%       05/01/42             116,832
          11,906     Pool G01443..................................................      6.50%       08/01/32              13,777
          32,802     Pool G01829..................................................      6.00%       03/01/35              37,678
          91,176     Pool G05173..................................................      4.50%       11/01/31              99,961
          86,311     Pool G05792..................................................      4.50%       02/01/40              94,425
          29,503     Pool G05938..................................................      5.00%       01/01/36              32,499
         197,805     Pool G06359..................................................      4.00%       02/01/41             211,863
           8,633     Pool G08113..................................................      6.50%       02/01/36               9,865
          25,367     Pool G11880..................................................      5.00%       12/01/20              26,941
          16,586     Pool J03523..................................................      5.00%       09/01/21              17,443
         222,891     Pool Q00841..................................................      4.50%       05/01/41             243,492
          77,540     Pool Q03139..................................................      4.00%       09/01/41              83,297
          57,624     Pool Q07189..................................................      4.00%       04/01/42              61,674
          73,910     Pool Q07479..................................................      3.50%       04/01/42              77,068
          93,540     Pool Q11791..................................................      3.50%       10/01/42              97,550
                  Federal National Mortgage Association
          72,329     Pool 254636..................................................      5.00%       02/01/33              80,044
          25,599     Pool 545759..................................................      6.50%       07/01/32              29,929
          13,629     Pool 555528..................................................      6.00%       04/01/33              15,599
          46,185     Pool 555851..................................................      6.50%       01/01/33              53,769
          63,917     Pool 725228..................................................      6.00%       03/01/34              73,208
          15,045     Pool 745875..................................................      6.50%       09/01/36              17,317
          58,744     Pool 831663..................................................      6.00%       08/01/36              66,672
          53,298     Pool 890588..................................................      4.50%       09/01/41              58,308
          51,103     Pool 916916..................................................      6.00%       05/01/37              58,382
          46,997     Pool 995002..................................................      5.00%       07/01/37              52,051
          65,420     Pool AA0916..................................................      5.00%       08/01/37              72,142


Page 8                  See Notes to Financial Statements

FIRST TRUST LOW DURATION MORTGAGE OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2015

    PRINCIPAL                                                                         STATED         STATED
      VALUE                                  DESCRIPTION                              COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal National Mortgage Association (Continued)
$        153,187     Pool AB1953..................................................      4.00%       12/01/40     $       165,194
          59,401     Pool AB2092..................................................      4.00%       01/01/41              63,859
          60,437     Pool AB2467..................................................      4.50%       03/01/41              66,781
          89,171     Pool AB4937..................................................      3.50%       04/01/42              93,099
         118,087     Pool AB5500..................................................      3.50%       07/01/42             123,292
          77,656     Pool AB9382..................................................      4.00%       05/01/43              83,925
         108,795     Pool AB9683..................................................      4.00%       06/01/43             116,522
          88,095     Pool AB9959..................................................      4.00%       07/01/43              94,785
          44,184     Pool AD0163..................................................      6.00%       11/01/34              50,526
          50,126     Pool AD0217..................................................      6.00%       08/01/37              57,334
          76,880     Pool AD8526..................................................      4.50%       08/01/40              84,576
         105,784     Pool AE9284..................................................      4.00%       11/01/40             112,874
         175,044     Pool AH1141..................................................      4.50%       12/01/40             191,137
          40,579     Pool AH1568..................................................      4.50%       12/01/40              44,404
          30,710     Pool AH8090..................................................      4.50%       06/01/41              33,610
          82,168     Pool AI1190..................................................      4.50%       04/01/41              90,409
         133,181     Pool AI1191..................................................      4.50%       04/01/41             145,732
          52,423     Pool AI1969..................................................      4.50%       05/01/41              57,680
          72,168     Pool AI7800..................................................      4.50%       07/01/41              79,406
          81,104     Pool AI8448..................................................      4.50%       08/01/41              88,724
          70,617     Pool AJ5301..................................................      4.00%       11/01/41              75,660
          35,276     Pool AJ8203..................................................      4.50%       01/01/42              38,811
         167,855     Pool AJ9333..................................................      4.00%       01/01/42             179,833
          30,576     Pool AK3103..................................................      4.00%       02/01/42              32,758
          69,207     Pool AL0802..................................................      4.50%       04/01/25              74,114
          64,792     Pool AO2976..................................................      3.50%       05/01/42              67,648
          88,033     Pool AO4133..................................................      3.50%       06/01/42              92,129
          38,737     Pool AP4795..................................................      3.50%       09/01/42              40,456
          91,385     Pool AT2887..................................................      3.50%       04/01/43              95,458
          65,615     Pool AT6306..................................................      4.00%       06/01/43              70,919
         104,686     Pool AT9657..................................................      4.00%       07/01/43             112,122
          87,326     Pool AU3751..................................................      4.00%       08/01/43              93,528
          53,656     Pool AU4386..................................................      4.00%       10/01/43              57,467
                  Government National Mortgage Association
          25,390     Pool 3390....................................................      5.50%       05/20/33              28,647
          65,472     Pool 3555....................................................      5.00%       05/20/34              72,622
          31,587     Pool 3596....................................................      5.50%       08/20/34              35,598
          66,100     Pool 3786....................................................      5.50%       11/20/35              74,408
          29,362     Pool 627123..................................................      5.50%       03/15/34              33,581
          84,565     Pool 687833..................................................      6.00%       08/15/38              96,115
          80,167     Pool 706840..................................................      4.50%       05/15/40              88,322
         110,148     Pool 781623..................................................      5.00%       06/15/33             122,735
          39,851     Pool 781862..................................................      5.50%       01/15/35              45,499
                                                                                                                 ---------------
                                                                                                                       5,789,274
                                                                                                                 ---------------
                  TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES......................................        7,241,373
                  (Cost $7,145,946)                                                                              ---------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST LOW DURATION MORTGAGE OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2015

    PRINCIPAL                                                                         STATED         STATED
      VALUE                                  DESCRIPTION                              COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
MORTGAGE-BACKED SECURITIES -- 14.1%
                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 12.0%
                  Alternative Loan Trust
$          1,287     Series 2004-J8, Class 4A1....................................      6.00%       02/25/17     $         1,295
                  Banc of America Alternative Loan Trust
         105,599     Series 2003-5, Class 2A1.....................................      5.00%       07/25/18             107,315
         120,801     Series 2004-7, Class 4A1.....................................      5.00%       08/25/19             124,368
                  Chase Mortgage Finance Trust
           2,689     Series 2005-S1, Class 1A10...................................      5.50%       05/25/35               2,707
                  CHL Mortgage Pass-Through Trust
          24,515     Series 2004-4, Class A13.....................................      5.25%       05/25/34              24,857
          10,204     Series 2004-8, Class 2A1.....................................      4.50%       06/25/19              10,515
                  Citicorp Mortgage Securities REMIC Pass-Through Certificates
                     Trust
           2,411     Series 2005-5, Class 1A7.....................................      5.50%       08/25/35               2,425
                  Citicorp Mortgage Securities Trust
          11,270     Series 2006-2, Class 1A12....................................      6.00%       04/25/36              11,293
          30,288     Series 2006-3, Class 1A2.....................................      6.25%       06/25/36              31,088
              76     Series 2007-6, Class 1A5.....................................      6.00%       07/25/37                  76
             221     Series 2007-6, Class 1A10....................................      6.00%       07/25/37                 222
                  Citigroup Mortgage Loan Trust...................................
          19,209     Series 2010-8, Class 5A6 (c).................................      4.00%       11/25/36              19,463
          34,580     Series 2010-8, Class 6A6 (c).................................      4.50%       12/25/36              35,244
                  Credit Suisse Mortgage Capital Certificates.....................
          38,300     Series 2009-3R, Class 28A1 (a) (c)...........................      2.62%       08/27/37              38,329
         117,801     Series 2009-12R, Class 24A1 (a) (c)..........................      2.66%       10/27/36             115,786
                  Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
          19,416     Series 2005-3, Class 1A1 (a).................................      5.28%       06/25/20              19,589
                  GMACM Mortgage Loan Trust
          16,953     Series 2003-J10, Class A1....................................      4.75%       01/25/19              16,999
                  JPMorgan Resecuritization Trust
          76,152     Series 2009-7, Class 5A1 (a) (c).............................      6.00%       02/27/37              78,340
          40,970     Series 2009-8, Class A1 (a) (c)..............................      4.69%       04/20/36              41,269
                  Lavender Trust
         160,322     Series 2010-R15A, Class A3 (c)...............................      6.00%       08/26/37             161,373
                  MASTR Alternative Loan Trust
           5,767     Series 2004-8, Class 7A1.....................................      5.00%       09/25/19               5,851
                  Merrill Lynch Mortgage Investors Trust MLCC
          10,615     Series 2003-H, Class A3A (a).................................      1.95%       01/25/29              10,513
                  National Mortgage Securities, Inc.
          19,864     Series 1998-2, Class B4 (a) (d)..............................      6.75%       06/25/28              19,430
                  RBSSP Resecuritization Trust
          45,511     Series 2010-3, Class 9A1 (c).................................      5.50%       02/26/35              46,661
                  Residential Accredit Loans, Inc.
           6,848     Series 2003-QS6, Class A7 (a)................................      0.60%       03/25/33               6,807
         128,315     Series 2003-QS20, Class CB...................................      5.00%       11/25/18             131,181
                  Residential Funding Securities Corp.
          13,616     Series 2003-RM2, Class AII...................................      5.00%       05/25/18              13,842
                  WaMu Mortgage Pass-Through Certificates Trust
          17,386     Series 2003-S7, Class A1.....................................      4.50%       08/25/18              17,560
          45,059     Series 2004-CB2, Class 5A....................................      5.00%       07/25/19              45,987
          20,667     Series 2004-CB3, Class 3A....................................      5.50%       10/25/19              21,424
                     Washington Mutual MSC Mortgage Pass-Through
                        Certificates Trust
          11,610     Series 2003-MS1, Class CB4 (a) (c)...........................      5.13%       02/25/18              11,345


Page 10                 See Notes to Financial Statements

FIRST TRUST LOW DURATION MORTGAGE OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2015

    PRINCIPAL                                                                         STATED         STATED
      VALUE                                  DESCRIPTION                              COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Wells Fargo Alternative Loan Trust
$         16,991     Series 2007-PA5, Class 2A1...................................      6.00%       11/25/22     $        17,345
                  Wells Fargo Mortgage Loan Trust
          14,959     Series 2012-RR1, Class A1 (a) (c)............................      2.85%       08/27/37              14,734
                                                                                                                 ---------------
                                                                                                                       1,205,233
                                                                                                                 ---------------
                  COMMERCIAL MORTGAGE-BACKED SECURITIES -- 2.1%
                  Bear Stearns Commercial Mortgage Securities Trust
          92,555     Series 2006-PW11, Class A4 (a)...............................      5.52%       03/11/39              92,771
          28,949     Series 2006-T22, Class A4 (a)................................      5.62%       04/12/38              29,102
                  GE Capital Commercial Mortgage Corp. Trust
           2,356     Series 2005-C4, Class A4 (a).................................      5.38%       11/10/45               2,354
                  Wachovia Bank Commercial Mortgage Trust
          83,459     Series 2006-C27, Class A3 (a)................................      5.77%       07/15/45              84,417
                                                                                                                 ---------------
                                                                                                                         208,644
                                                                                                                 ---------------
                  TOTAL MORTGAGE-BACKED SECURITIES.............................................................        1,413,877
                  (Cost $1,396,774)                                                                              ---------------


     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
EXCHANGE-TRADED FUNDS -- 5.2%
                  CAPITAL MARKETS -- 5.2%
           1,680  iShares 20+ Year Treasury Bond ETF...........................................................          206,270
           2,920  iShares 7-10 Year Treasury Bond ETF..........................................................          312,499
                                                                                                                 ---------------
                  TOTAL EXCHANGE-TRADED FUNDS..................................................................          518,769
                  (Cost $518,579)                                                                                ---------------


    PRINCIPAL                                                                         STATED         STATED
      VALUE                                  DESCRIPTION                              COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
ASSET-BACKED SECURITIES -- 3.0%
                  ACE Securities Corp. Home Equity Loan Trust
$          1,292     Series 2006-SD1, Class A1B (a)...............................      0.55%       02/25/36               1,293
                  Ameriquest Mortgage Securities, Inc. Asset-Backed
                     Pass-Through Certificates
          16,789     Series 2004-R9, Class M1 (a).................................      1.13%       10/25/34              16,829
                  Bear Stearns Asset-Backed Securities Trust
          45,120     Series 2002-1, Class 1A5 (e).................................      6.89%       12/25/34              45,699
                  BNC Mortgage Loan Trust
          58,943     Series 2007-2, Class A2 (a)..................................      0.30%       05/25/37              56,906
                  Conseco Financial Corp.
           7,806     Series 1993-3, Class A7......................................      6.40%       10/15/18               7,959
                  EquiFirst Mortgage Loan Trust
          10,918     Series 2005-1, Class M1 (a)..................................      0.83%       04/25/35              10,944
                  Equity One Mortgage Pass-Through Trust
           5,934     Series 2004-1, Class AF4 (a).................................      4.15%       04/25/34               5,997
                  First Alliance Mortgage Loan Trust
          98,655     Series 1999-1, Class A1 (e)..................................      7.18%       06/20/30              99,338
                  Morgan Stanley ABS Capital I, Inc. Trust
           6,830     Series 2004-SD3, Class A (a) (c).............................      0.66%       06/25/34               6,851
                  New Century Home Equity Loan Trust
          14,027     Series 2001-NC1, Class M2 (a)................................      1.84%       06/20/31              13,933
           2,050     Series 2003-5, Class AI7 (a).................................      5.15%       11/25/33               2,106


                        See Notes to Financial Statements                Page 11

FIRST TRUST LOW DURATION MORTGAGE OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2015

    PRINCIPAL                                                                         STATED         STATED
      VALUE                                  DESCRIPTION                              COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
ASSET-BACKED SECURITIES (CONTINUED)
                  Park Place Securities, Inc. Asset-Backed Pass-Through
                     Certificates
$          8,745     Series 2005-WCH1, Class M2 (a)...............................      0.98%       01/25/36     $         8,711
                  Popular ABS Mortgage Pass-Through Trust
          17,037     Series 2007-A, Class A1 (a)..................................      0.29%       06/25/47              16,942
                  Residential Asset Mortgage Products, Inc. Trust
          10,457     Series 2003-RZ4, Class A7 (e)................................      4.79%       06/25/33              10,724
                                                                                                                 ---------------
                  TOTAL ASSET-BACKED SECURITIES................................................................          304,232
                  (Cost $298,817)                                                                                ---------------


    NUMBER OF
    CONTRACTS                                               DESCRIPTION                                               VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
PUT OPTIONS PURCHASED -- 0.0%
               2  10- Year U.S. Treasury Note Futures Put
                  @ $129.50 due November 2015..................................................................            3,781
                                                                                                                 ---------------
                  TOTAL PUT OPTIONS PURCHASED..................................................................            3,781
                  (Cost $1,571)                                                                                  ---------------

                  TOTAL INVESTMENTS -- 94.2%...................................................................        9,482,032
                  (Cost $9,361,687) (f)
                  NET OTHER ASSETS AND LIABILITIES -- 5.8%.....................................................          582,648
                                                                                                                 ---------------
                  NET ASSETS -- 100.0%.........................................................................  $    10,064,680
                                                                                                                 ===============

-----------------------------

(a) Floating or variable rate security. The interest rate shown reflects the rate in effect at October 31, 2015.

(b)   Zero coupon security.

(c) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor (the "Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2015, securities noted as such amounted to $569,395 or 5.7% of net assets.

(d) Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be illiquid by the Advisor.

(e) Step-up security. A security where the coupon increases or steps up at a predetermined date. The interest rate shown reflects the rate in effect at October 31, 2015.

(f) Aggregate cost for federal income tax purposes is $9,376,746. As of October 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $142,735 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $37,449.

IO     - Interest-Only Security - Principal amount shown represents par value on which interest payments are based.

PO     - Principal-Only Security

STRIPS - Separate Trading of Registered Interest and Principal of Securities.


Page 12                 See Notes to Financial Statements

FIRST TRUST LOW DURATION MORTGAGE OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2015

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of October 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        ASSETS TABLE
                                                                                                 LEVEL 2            LEVEL 3
                                                             TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                           VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                          10/31/2015           PRICES             INPUTS             INPUTS
                                                        ---------------    ---------------    ---------------    ---------------
U.S. Government Agency Mortgage-Backed Securities.....  $     7,241,373    $            --    $     7,241,373    $            --
Mortgage-Backed Securities............................        1,413,877                 --          1,413,877                 --
Exchange-Traded Funds*................................          518,769            518,769                 --                 --
Asset-Backed Securities...............................          304,232                 --            304,232                 --
Put Options Purchased.................................            3,781              3,781                 --                 --
                                                        ---------------    ---------------    ---------------    ---------------
Total Investments.....................................        9,482,032            522,550          8,959,482                 --
Futures Contracts**...................................            5,210              5,210                 --                 --
                                                        ---------------    ---------------    ---------------    ---------------
Total.................................................  $     9,487,242    $       527,760    $     8,959,482    $            --
                                                        ===============    ===============    ===============    ===============

*     See Portfolio of Investments for industry breakout.

** Includes cumulative appreciation on futures contracts as presented on the Statement of Operations. Only the current day's variation margin is presented on the Statement of Assets and Liabilities.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2015.

OPEN FUTURES CONTRACTS AT OCTOBER 31, 2015 (see Note 2C - Futures Contracts in the Notes to Financial Statements):

                                                                                                                   UNREALIZED
                                                                 NUMBER OF       EXPIRATION         NOTIONAL      APPRECIATION/
                  SHORT FUTURES CONTRACTS                        CONTRACTS          MONTH             VALUE      (DEPRECIATION)
------------------------------------------------------------  ---------------  ---------------  ---------------  ---------------
U.S. 5-Year Treasury Notes                                          10            Dec-2015        $ 1,200,318      $     2,583
U.S. 10-Year Treasury Notes                                          9            Dec-2015          1,151,814            2,627
                                                                                                  -----------      -----------
                                                                                                  $ 2,352,132      $     5,210
                                                                                                  ===========      ===========


See Notes to Financial Statements                  Page 13

FIRST TRUST LOW DURATION MORTGAGE OPPORTUNITIES ETF (LMBS)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2015

ASSETS:
Investments, at value.....................................................   $    9,482,032
Cash......................................................................          576,334
Cash segregated as collateral for open futures contracts..................           64,854
Receivables:
   Interest...............................................................           44,430
   Investment securities sold.............................................           43,522
                                                                             --------------
   Total Assets...........................................................       10,211,172
                                                                             --------------

LIABILITIES:
Payables:
   Investment securities purchased........................................          140,355
   Investment advisory fees...............................................            5,512
   Variation margin.......................................................              625
                                                                             --------------
   Total Liabilities......................................................          146,492
                                                                             --------------
NET ASSETS................................................................   $   10,064,680
                                                                             ==============

NET ASSETS CONSIST OF:
Paid-in capital...........................................................   $   10,010,889
Par value.................................................................            2,000
Accumulated net investment income (loss)..................................           15,304
Accumulated net realized gain (loss) on investments, futures and

   written options........................................................          (89,068)
Net unrealized appreciation (depreciation) on investments and futures.....          125,555
                                                                             --------------
NET ASSETS................................................................   $   10,064,680
                                                                             ==============
NET ASSET VALUE, per share................................................   $        50.32
                                                                             ==============
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share).............................................          200,002
                                                                             ==============
Investments, at cost......................................................   $    9,361,687
                                                                             ==============


Page 14                 See Notes to Financial Statements

FIRST TRUST LOW DURATION MORTGAGE OPPORTUNITIES ETF (LMBS)

STATEMENT OF OPERATIONS
FOR THE PERIOD NOVEMBER 4, 2014 (a) THROUGH OCTOBER 31, 2015

INVESTMENT INCOME:
Interest..................................................................   $      170,477
Dividends.................................................................            3,834
                                                                             --------------
   Total investment income................................................          174,311
                                                                             --------------

EXPENSES:
Investment advisory fees..................................................           35,414
Excise tax................................................................              138
                                                                             --------------
   Total expenses.........................................................           35,552
                                                                             --------------
NET INVESTMENT INCOME (LOSS)..............................................          138,759
                                                                             --------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments............................................................          (24,594)
   Futures................................................................          (34,204)
   Written Options........................................................            5,140
                                                                             --------------
   Net realized gain (loss)...............................................          (53,658)
                                                                             --------------
Net change in unrealized appreciation (depreciation) on:
   Investments............................................................          120,345
   Futures................................................................            5,210
                                                                             --------------
Net change in unrealized appreciation (depreciation)......................          125,555
                                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...................................           71,897
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS........................................................   $      210,656
                                                                             ==============

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.


                        See Notes to Financial Statements                Page 15

FIRST TRUST LOW DURATION MORTGAGE OPPORTUNITIES ETF (LMBS)

STATEMENT OF CHANGES IN NET ASSETS

                                                                             FOR THE PERIOD
                                                                             11/4/2014 (a)
                                                                                THROUGH
                                                                               10/31/2015
                                                                             --------------
OPERATIONS:
   Net investment income (loss)...........................................   $      138,759
   Net realized gain (loss)...............................................          (53,658)
   Net change in unrealized appreciation (depreciation)...................          125,555
                                                                             --------------
   Net increase (decrease) in net assets resulting from operations........          210,656
                                                                             --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..................................................         (159,003)
                                                                             --------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold..............................................       10,013,027
   Cost of shares redeemed................................................               --
                                                                             --------------
   Net increase (decrease) in net assets resulting from
      shareholder transactions............................................       10,013,027
                                                                             --------------
   Total increase (decrease) in net assets................................       10,064,680

NET ASSETS:
   Beginning of period....................................................               --
                                                                             --------------
   End of period..........................................................   $   10,064,680
                                                                             ==============
   Accumulated net investment income (loss) at end of period..............   $       15,304
                                                                             ==============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period................................               --
   Shares sold............................................................          200,002
   Shares redeemed........................................................               --
                                                                             --------------
   Shares outstanding, end of period......................................          200,002
                                                                             ==============

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.


Page 16                 See Notes to Financial Statements

FIRST TRUST LOW DURATION MORTGAGE OPPORTUNITIES ETF (LMBS)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                   FOR THE PERIOD
                                                                   11/4/2014 (a)
                                                                      THROUGH
                                                                     10/31/2015
                                                                   --------------
Net asset value, beginning of period .......................         $    50.00
                                                                     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...............................               1.23 (b)
Net realized and unrealized gain (loss) ....................               0.55
                                                                     ----------
Total from investment operations ...........................               1.78
                                                                     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.......................................              (1.46)
                                                                     ----------
Net asset value, end of period .............................         $    50.32
                                                                     ==========
TOTAL RETURN (c)............................................               3.62%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................         $   10,065
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets ..............               0.65% (d)
Ratio of net investment income (loss) to average net assets                2.55% (d)
Portfolio turnover rate (e).................................                157%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Based on average shares outstanding.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)   Annualized.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 17

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

           FIRST TRUST LOW DURATION MORTGAGE OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2015


                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of six funds that are offering shares. This report covers the First Trust Low Duration Mortgage Opportunities ETF (the "Fund"), which trades under the ticker "LMBS" on The NASDAQ(R) Stock Market LLC ("NASDAQ"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed for securities in which the Fund invests or for cash, or in certain circumstances, a combination of both. Except when aggregated in Creation Units, the Fund's shares are not redeemable securities.

The Fund is an actively managed exchange-traded fund ("ETF"). The Fund's primary investment objective is to generate current income. The Fund's secondary investment objective is capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in mortgage-related debt securities and other mortgage-related instruments (collectively, "Mortgage-Related Investments"). The Fund normally expects to invest in Mortgage-Related Investments tied to residential and commercial mortgages. Mortgage-Related Investments include residential mortgage-backed securities, commercial mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations and real estate mortgage investment conduits. The Fund may also invest in investment companies, such as ETFs, that invest primarily in Mortgage-Related Investments. The Fund will limit its investments in Mortgage-Related Investments that are not issued or guaranteed by Government Entities to 20% of its net assets (including investment borrowings). The Fund may invest, without limitation, in mortgage dollar rolls. The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"). The Fund may also invest in to-be-announced transactions ("TBA Transactions"). Further, the Fund may enter into short sales as part of its overall portfolio management strategies or to offset a potential decline in the value of a security; however, the Fund does not expect, under normal market conditions, to engage in short sales with respect to more than 30% of the value of its net assets (including investment borrowings). Although the Fund intends to invest primarily in investment grade securities, the Fund may invest up to 20% of its net assets (including investment borrowings) in securities of any credit quality, including securities that are below investment grade, which are also known as high yield securities, or commonly referred to as "junk" bonds, or unrated securities that have not been judged by the Advisor to be of comparable quality to rated investment grade securities. In the case of a split rating between one or more of the nationally recognized statistical rating organizations, the Fund will consider the highest rating. Under normal market conditions, the Fund targets an estimated effective duration of three years or less.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid) by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor's Pricing Committee, in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

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           FIRST TRUST LOW DURATION MORTGAGE OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2015

      Corporate bonds, corporate notes, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;
      2)    reported trades;
      3)    broker/dealer quotes;
      4)    issuer spreads;
      5)    benchmark securities;
      6)    bids and offers; and
      7)    reference data including market research publications.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding NASDAQ and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;
      2)    the liquidity conditions in the relevant market and changes thereto;
      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
      4) issuer-specific conditions (such as significant credit deterioration); and
      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the fundamental business data relating to the issuer;
      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
      3)    the type, size and cost of a security;
      4)    the financial statements of the issuer;

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           FIRST TRUST LOW DURATION MORTGAGE OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2015

      5) the credit quality and cash flow of the issuer, based on the Advisor's or external analysis;
      6) the information as to any transactions in or offers for the security;
      7) the price and extent of public trading in similar securities of the issuer/borrower, or comparable companies;
      8)    the coupon payments;
      9) the quality, value and salability of collateral, if any, securing the security;
     10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);
     11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
     12)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2015, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status and the related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2015, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. FUTURES CONTRACTS

The Fund purchases or sells (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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           FIRST TRUST LOW DURATION MORTGAGE OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2015

Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in "Net realized gain (loss) on futures" on the Statement of Operations.

Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contacts are marked-to-market daily with the change in value recognized as a component of "Net change in unrealized appreciation (depreciation) on futures" on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in "Variation margin payable or receivable" on the Statement of Assets and Liabilities. If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

D. OPTIONS CONTRACTS

In the normal course of pursuing its investment objective, the Fund may invest up to 20% of its net assets in derivative instruments in connection with hedging strategies. The Fund may invest in exchange-listed options on U.S. Treasury securities, exchange-listed options on U.S. Treasury futures contracts and exchange-listed U.S. Treasury futures contracts. The Fund uses derivative instruments primarily to hedge interest rate risk, actively manage interest rate exposure, hedge foreign currency risk and actively manage foreign currency exposure. The primary risk exposure is interest rate risk.

The Fund may purchase (buy) or write (sell) put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures contract may be closed out by an offsetting purchase or sale of a futures option of the same series. Options are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option's expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes.

The Fund uses options on futures contracts in connection with hedging strategies. Generally, these strategies are applied under the same market and market sector conditions in which the Fund uses put and call options on securities or indices. The purchase of put options on futures contracts is analogous to the purchase of puts on securities or indices so as to hedge the Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

The Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. The Fund will pledge in a segregated account at the Fund's custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be pledged in the segregated account whenever the total value of the pledged assets falls below the amount due on the underlying obligation.

The risks associated with the use of options on future contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund's successful use of options on futures contracts depends on the Advisor's ability to correctly predict the movement in prices on futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to option.

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--------------------------------------------------------------------------------

           FIRST TRUST LOW DURATION MORTGAGE OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2015

E. INTEREST-ONLY SECURITIES

An interest-only security ("IO Security") is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.

F. PRINCIPAL-ONLY SECURITIES

A principal-only security ("PO Security") is the principal-only portion of a mortgage-backed security that does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO Security will rise. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO Security will fall. These securities, if any, are identified on the Portfolio of Investments.

G. STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage-backed securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an IO Security and all of the principal is distributed to holders of another type of security known as a PO security. These securities, if any, are identified on the Portfolio of Investments.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal period ended October 31, 2015, was as follows:

Distributions paid from:
Ordinary income.......................................   $      159,003
Capital gain..........................................               --
Return of capital.....................................               --

As of October 31, 2015, the components of distributable earnings and net assets on a tax basis for the Fund were as follows:

Undistributed ordinary income.........................   $       15,304
Accumulated capital and other losses..................          (74,009)
Net unrealized appreciation (depreciation)............          110,496

I. INCOME TAXES

The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

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--------------------------------------------------------------------------------

           FIRST TRUST LOW DURATION MORTGAGE OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2015

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2015, the Fund had $66,589 of non-expiring capital loss carryforwards for federal income tax purposes.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal period ended October 31, 2015, the Fund had no net ordinary losses.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable year ended 2015 remains open to federal and state audit. As of October 31, 2015, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal period ended October 31, 2015, the adjustments for the Fund were as follows:


         ACCUMULATED NET       ACCUMULATED NET
            INVESTMENT       REALIZED GAIN (LOSS)
          INCOME (LOSS)         ON INVESTMENTS       PAID-IN CAPITAL
       --------------------  --------------------  --------------------
             $35,548              $(35,410)               $(138)

J. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.65% of its average daily net assets.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund or is an index fund.

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           FIRST TRUST LOW DURATION MORTGAGE OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2015

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the period ended October 31, 2015, were $9,362,200 and $8,559,314, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the period ended October 31, 2015 were $2,039,255 and $6,338,318, respectively.

For the period ended October 31, 2015, the Fund had no in-kind transactions.

                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by the Fund at October 31, 2015, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

                                  ASSET DERIVATIVES                 LIABILITY DERIVATIVES
                         ----------------------------------   ----------------------------------
DERIVATIVE   RISK        STATEMENT OF ASSET AND               STATEMENT OF ASSET AND
INSTRUMENT   EXPOSURE    LIABILITIES LOCATION       VALUE     LIABILITIES LOCATION       VALUE
----------   ---------   ----------------------   ---------   ----------------------   ---------
Futures      Interest    Variation margin                     Variation margin
             Rate Risk   receivable               $     --    payable                  $    625

Purchased    Interest    Investment,
Options      Rate Risk   at value                    3,781*   --                             --

* Represents put options purchased, included in Investments, at value.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the period ended October 31, 2015, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

STATEMENT OF OPERATIONS LOCATION                                INTEREST RATE RISK
----------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments **                                                  $   (20,312)
Futures                                                             (34,204)
Written Options                                                       5,140
Net change in unrealized appreciation (depreciation) on:
Investments**                                                         2,210
Futures                                                               5,210

** Represents put options purchased.

For the period from November 4, 2014 to October 31, 2015, the notional value of futures contracts opened and closed were $22,705,974 and $20,353,842, respectively.

The Fund does not have the right to offset financial assets and financial liabilities related to futures and options contracts on the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST LOW DURATION MORTGAGE OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2015

Written options activity for the Fund for the fiscal year-to-date period (November 4, 2014 to October 31, 2015) was as follows:

                                               NUMBER OF
WRITTEN OPTIONS                                CONTRACTS           PREMIUMS
----------------------------------------------------------------------------
Options outstanding at November 4, 2014             --             $     --
Options Written                                      8                7,887
Options Expired                                     (5)              (4,853)
Options Exercised                                   --                   --
Options Closed                                      (3)              (3,034)
                                                 -----             --------
Options outstanding at October 31, 2015             --             $     --
                                                 =====             ========

The purchased options outstanding as of October 31, 2015 are reflective of the purchased options outstanding during the period.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Purchasers of Creation Units must pay to BNYM, as transfer agent, a creation fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                                 7. BORROWINGS

Effective February 6, 2015, the Trust on behalf of the Fund, along with First Trust Series Fund and First Trust Variable Insurance Trust, was added to an $80 million Credit Agreement with BNYM. The Credit Agreement is to be used as a liquidity backstop during periods of high redemption volume. A commitment fee of 0.15% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loan is charged to BNYM, which First Trust allocated amongst the funds that have acess to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings during the period ended October 31, 2015.

                              8. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST LOW DURATION MORTGAGE OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2015

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2017.

                               9. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

               10. ADOPTION OF NON-FUNDAMENTAL INVESTMENT POLICY

On March 27, 2015, the Board of Trustees of the Trust approved the adoption of a non-fundamental investment policy regarding the Fund's ability to invest in other investment companies ( the "Policy"). Pursuant to the Policy, beginning on June 7, 2015, the Fund no longer relies on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, as amended, to invest in other investment companies.

                             11. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined there were the following subsequent events:

On November 4, 2015, First Trust SSI Strategic Convertible Securities ETF, an additional series of the Trust, began trading under the ticker symbol "FCVT" on NASDAQ.

Effective November 10, 2015, the Credit Agreement with BNYM was amended, whereby the maximum borrowing was increased from $80,000,000 to $135,000,000.

On November 12, 2015, First Trust Heitman Global Prime Real Estate ETF, an additional series of the Trust, began trading under the symbol "PRME" on the NYSE Arca, Inc.

On November 19, 2015, the Fund declared a distribution of $0.1275 per share to shareholders of record on November 24, 2015, payable November 30, 2015.

At a meeting on December 7, 2015, the Board accepted Mr. Bradley's resignation from his position as the President and Chief Executive Officer of the Trust, effective December 31, 2015. At the same meeting, the Board elected Mr. Dykas to serve as the President and Chief Executive Officer and Mr. Donald Swade, formerly an Assistant Treasurer of the Trust, to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Trust.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST LOW DURATION MORTGAGE OPPORTUNITIES ETF:

We have audited the accompanying statement of assets and liabilities of First Trust Low Duration Mortgage Opportunities ETF (the "Fund"), a series of the First Trust Exchange-Traded Fund IV, including the portfolio of investments, as of October 31, 2015, and the related statements of operations and changes in net assets and the financial highlights for the period from November 4, 2014 (commencement of operations) through October 31, 2015. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015 by correspondence with the Fund's custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Low Duration Mortgage Opportunities ETF as of October 31, 2015, the results of its operations, changes in its net assets, and the financial highlights for the period from November 4, 2014 (commencement of operations) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Chicago, Illinois
December 21, 2015

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

           FIRST TRUST LOW DURATION MORTGAGE OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2015 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of the Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended October 31, 2015, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:

         Dividends Received Deduction       Qualified Dividend Income
         ----------------------------     ----------------------------
                     0.00%                            0.00%

                              RISK CONSIDERATIONS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objectives will be achieved.

CASH TRANSACTIONS RISK. The Fund will, under most circumstances, effect a portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund that effects its creations and redemption for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs.

COUNTERPARTY RISK. The Fund bears the risk that the counterparty to a mortgage dollar roll, TBA Transaction, derivative or other contract with a third-party may default on its obligations or otherwise fail to honor its obligations. If a counterparty defaults on its payment obligations the Fund will lose money and the value of an investment in Fund shares may decrease. In addition, the Fund may engage in such investment transactions with a limited number of counterparties.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

HIGH YIELD SECURITIES RISK. High yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, are considered to be highly speculative. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is generally smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete. In general, high yield securities may have a greater risk of default than other types of securities.

ILLIQUID SECURITIES RISK. Some of the securities held by the Fund may be illiquid. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK. Income from the Fund's fixed income investments could decline during periods of falling interest rates.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST LOW DURATION MORTGAGE OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2015 (UNAUDITED)

INTEREST RATE RISK. Interest rate risk is the risk that the value of the fixed income securities in the Fund will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term investments, which generally have shorter durations, and higher for longer term investments. Mortgage-Related Investments are particularly subject to the risk that interest rate volatility may adversely impact the valuation and price of such securities.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the Fund's investment advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

MORTGAGE-RELATED INVESTMENTS RISK. The Fund invests in Mortgage-Related Investments, including mortgage-backed securities, which may make the Fund more susceptible to adverse economic, political or regulatory events that affect the value of real estate. Changes in local, state and federal policies could negatively impact the Mortgage-Related Investments market, which include various government initiated and sponsored homeowner assistance programs and eminent domain issues. Mortgage-Related Investments are subject to the risk that the rate of mortgage prepayments decreases, which extends the average life of a security and increases the interest rate exposure. Mortgage-Related Investments may also face liquidity issues when the Fund seeks to sell such securities, but is unable to find buyers at a bid-ask spread to make the transaction feasible. These securities are also subject to the risk that the underlying borrowers may default on their mortgages, resulting in a non-payment of principal and interest. Finally, the Mortgage-Related Investments market may be negatively impacted by regulatory changes including those that are related to the mandate or existence of the government-sponsored enterprises, FNMA, FHLMC and GNMA.

NEW FUND RISK. The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Also, during the initial invest-up period, the Fund may depart from its principal investment strategies and invest a larger amount or all of its assets in cash equivalents or it may hold cash.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

PREPAYMENT RISK. Mortgage-Related Investments are subject to pre-payment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

REPURCHASE AGREEMENT RISK. The Fund's investment in repurchase agreements, including mortgage dollar rolls and TBA Transactions, may be subject to market and credit risk with respect to the collateral securing the agreements. Investments in mortgage dollar rolls also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the agreement term.

SHORT SALES RISK. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, which may result in the Fund having to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. In a rising stock market, the Fund's short positions may significantly impact the Fund's overall performance and cause the Fund to underperform traditional long-only equity funds or to sustain losses, particularly in a sharply rising market. The use of short sales may also cause the Fund to have higher expenses than other funds. Because losses on short sales arise from increases in the value of the security

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST LOW DURATION MORTGAGE OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2015 (UNAUDITED)

sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero. The Fund's investment advisor's use of short sales in combination with long positions in the Fund's portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund's short selling strategies may limit its ability to fully benefit from increases in the equity markets. To the extent the Fund invests the proceeds received from selling securities short in additional long positions, the Fund is engaging in a form of leverage. The use of leverage may increase the Fund's exposure to long positions and make any change in the Fund's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns.

U.S. GOVERNMENT AND AGENCY SECURITIES RISK. The Fund may invest in U.S. government obligations. U.S. government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government or by various instrumentalities, which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

           FIRST TRUST LOW DURATION MORTGAGE OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2015 (UNAUDITED)


The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                 NUMBER OF             OTHER
                                                                                               PORTFOLIOS IN      TRUSTEESHIPS OR
                                 TERM OF OFFICE                                               THE FIRST TRUST      DIRECTORSHIPS
       NAME, ADDRESS,            AND YEAR FIRST                                                FUND COMPLEX       HELD BY TRUSTEE
      DATE OF BIRTH AND            ELECTED OR                PRINCIPAL OCCUPATIONS              OVERSEEN BY         DURING PAST
   POSITION WITH THE TRUST          APPOINTED                 DURING PAST 5 YEARS                 TRUSTEE             5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term   Physician; President, Wheaton                   117          None
c/o First Trust Advisors L.P.                       Orthopedics; Limited Partner, Gundersen
120 East Liberty Drive,         o Since Inception   Real Estate Limited Partnership;
  Suite 400                                         Member, Sportsmed LLC
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee       o Indefinite Term   President (March 2010 to Present), Senior       117          Director of ADM
c/o First Trust Advisors L.P.                       Vice President and Chief Financial Officer                   Investor Services,
120 East Liberty Drive,         o Since Inception   (May 2007 to March 2010), ADM Investor                       Inc., ADM
  Suite 400                                         Services, Inc. (Futures Commission                           Investor Services
Wheaton, IL 60187                                   Merchant)                                                    International, and
D.O.B.: 11/57                                                                                                    Futures Industry
                                                                                                                 Association


Robert F. Keith, Trustee        o Indefinite Term   President (2003 to Present), Hibs               117          Director of
c/o First Trust Advisors L.P.                       Enterprises (Financial and Management                        Trust Company
120 East Liberty Drive,         o Since Inception   Consulting)                                                  of Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee        o Indefinite Term   Managing Director and Chief Operating           117          Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present), Pelita                    Covenant
120 East Liberty Drive,         o Since Inception   Harapan Educational Foundation                               Transport, Inc.
  Suite 400                                         (Educational Products and Services);                         (May 2003 to
Wheaton, IL 60187                                   President and Chief Executive Officer                        May 2014)
D.O.B.: 03/54                                       (June 2012 to September 2014), Servant
                                                    Interactive LLC (Educational Products and
                                                    Services); President and Chief Executive
                                                    Officer (June 2012 to September 2014), Dew
                                                    Learning LLC (Educational Products and
                                                    Services); President (June 2002 to June 2012),
                                                    Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,     o Indefinite Term   Chief Executive Officer (December 2010          117          None
Chairman of the Board                               to Present), President (until December
120 East Liberty Drive,         o Since Inception   2010), First Trust Advisors L.P. and First
  Suite 400                                         Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                   Board of Directors, BondWave LLC
D.O.B.: 09/55                                       (Software Development Company/
                                                    Investment Advisor) and Stonebridge
                                                    Advisors LLC (Investment Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST LOW DURATION MORTGAGE OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2015 (UNAUDITED)

                                  POSITION AND            TERM OF OFFICE
     NAME, ADDRESS                   OFFICES               AND LENGTH OF                 PRINCIPAL OCCUPATIONS
   AND DATE OF BIRTH               WITH TRUST                 SERVICE                     DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley                President and Chief          o Indefinite Term     Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,          Executive Officer                                  and Chief Financial Officer, First Trust Advisors
   Suite 400                                                o Since January 2012  L.P. and First Trust Portfolios L.P.; Chief
Wheaton, IL 60187                                                                 Financial Officer, BondWave LLC (Software
D.O.B.: 11/57                                                                     Development Company/Investment Advisor) and
                                                                                  Stonebridge Advisors LLC (Investment Advisor)

James M. Dykas Treasurer,      Chief Financial              o Indefinite Term     Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,          Officer and Chief                                  President (April 2007 to Present), First Trust
   Suite 400                   Accounting Officer           o Since January 2012  Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 01/66

W. Scott Jardine               Secretary and Chief          o Indefinite Term     General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,          Legal Officer                                      First Trust Portfolios L.P.; Secretary and General
   Suite 400                                                o Since Inception     Counsel, BondWave LLC (Software Development
Wheaton, IL 60187                                                                 Company/Investment Advisor): Secretary of
D.O.B.: 05/60                                                                     Stonebridge Advisors LLC (Investment Advisor)

Daniel J. Lindquist            Vice President               o Indefinite Term     Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                             Vice President (September 2005 to July 2012),
   Suite 400                                                o Since Inception     First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                                 Portfolios L.P.
D.O.B.: 02/70

Kristi A. Maher                Chief Compliance Officer     o Indefinite Term     Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,          and Assistant Secretary                            and First Trust Portfolios L.P.
   Suite 400                                                o Chief Compliance
Wheaton, IL 60187                                             Officer Since
D.O.B.: 12/66                                                 January 2011

                                                            o Assistant Secretary
                                                              Since Inception

Roger F. Testin                Vice President               o Indefinite Term     Senior Vice President, (November 2003 to Present),
120 E. Liberty Drive,                                                             Vice President (August 2001 to November 2003),
   Suite 400                                                o Since Inception     First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                                 Portfolios L.P.
D.O.B.: 06/66

Stan Ueland                    Vice President               o Indefinite Term     Senior Vice President (September 2012 to Present),
120 E. Liberty Drive,                                                             Vice President (August 2005 to September 2012),
   Suite 400                                                o Since Inception     First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                                 Portfolios L.P.
D.O.B.: 11/70


-----------------------------
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

           FIRST TRUST LOW DURATION MORTGAGE OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2015 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and consider your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis, to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

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


FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR

First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT

The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


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ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)   Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $196,200 for the fiscal year ended October 31, 2014 and $231,200 for the fiscal year ended October 31, 2015.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2014 and $0 for the fiscal year ended October 31, 2015.

      Audit-Related Fees (Investment Adviser) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2014 and $0 for the fiscal year ended October 31, 2015.

      Audit-Related Fees (Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2014 and $0 for the fiscal year ended October 31, 2015.

      (c) Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $13,725 for the fiscal year ended October 31, 2014 and $24,950 for the fiscal year ended October 31, 2015. These fees were for tax return review,multistate tax compliance and international tax services.

      Tax Fees (Investment Adviser) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for the fiscal year ended October 31, 2014 and $0 for the fiscal year ended October 31, 2015.

      Tax Fees (Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's distributor were $0 for the fiscal year ended October 31, 2014 and $0 for the fiscal year ended October 31, 2015.

      (d) All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2014 and $0 for the fiscal year ended October 31, 2015.

      All Other Fees (Investment Adviser) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant's investment adviser, other than the services reported in paragraphs (a) through
(c) of this Item were $0 for the fiscal year ended October 31, 2014 and $0 for the fiscal year ended October 31, 2015.

      All Other Fees (Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant's distributor, other than the services reported in paragraphs (a) through

      (c) of this Item were $0 for the fiscal year ended October 31, 2014 and $0 for the fiscal year ended October 31, 2015.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

           Registrant:                Adviser and Distributor:
           -----------                ------------------------
             (b) 0%                            (b) 0%
             (c) 0%                            (c) 0%
             (d) 0%                            (d) 0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended October 31, 2014 were $13,725 for the registrant, $43,500 for the registrant's investment adviser and $36,000 for the registrant's distributor and for the fiscal year ended October 31, 2015 were $24,950 for the registrant, $12,500 for the registrant's investment adviser and $36,500 for the registrant's distributor.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
       Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not Applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)          First Trust Exchange-Traded Fund IV
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By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 21, 2015
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 21, 2015
     --------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: December 21, 2015
     --------------------

* Print the name and title of each signing officer under his or her signature.